UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.            )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Seagate Technology public limited company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

September 10, 2019

Dear Fellow Shareholder:

You are cordially invited to attend the 2019 Annual General Meeting of Shareholders of Seagate Technology plc, which will be held at 9:30 a.m. local time on Tuesday, October 29, 2019, at the InterContinental Hotel, Simmonscourt Road, Dublin 4, D04 A9K8, Ireland.

Details of the business to be presented at the meeting may be found in the Notice of Annual General Meeting of Shareholders and the Proxy Statement accompanying this letter.

We hope you are planning to attend the meeting. Your vote is important. Whether or not you plan to attend the meeting, please submit your proxy as soon as possible so that your shares may be represented at the 2019 Annual General Meeting of Shareholders of Seagate Technology plc.

On behalf of the Board of Directors of Seagate Technology plc, we thank you for your continued support.

Sincerely,

Stephen J. Luczo	William D. Mosley
Chairman of the Board	Chief Executive Officer and Director

2019 NOTICE OF MEETING AND PROXY STATEMENT

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

NOTICE OF 2019 ANNUAL GENERAL MEETING OF SHAREHOLDERS

The 2019 Annual General Meeting of Shareholders (the “2019 AGM”) of Seagate Technology plc (“Seagate” or the “Company”), a company incorporated under the laws of Ireland with its principal executive offices at 38/39 Fitzwilliam Square, Dublin 2, D02 NX53, Ireland, will be held on Tuesday, October 29, 2019, at 9:30 a.m. local time, at the InterContinental Hotel, Simmonscourt Road, Dublin 4, D04 A9K8, Ireland.

The purposes of the 2019 AGM are:

General Proposals:

1.

By separate resolutions, to elect as directors the following incumbent directors who shall retire in accordance with the Articles of Association and, being eligible, offer themselves for election and to elect as a director (the “Director Nominees”):

(a) William D. Mosley	(b) Stephen J. Luczo	(c) Mark W. Adams
(d) Judy Bruner	(e) Michael R. Cannon	(f) William T. Coleman
(g) Jay L. Geldmacher	(h) Dylan Haggart	(i) Stephanie Tilenius
(j) Edward J. Zander

2.	Approve, in an advisory, non-binding vote, the compensation of the Company’s named executive officers (“Say-on-Pay”).

3.

Ratify, in a non-binding vote, the appointment of Ernst & Young LLP as the independent auditors of the Company, and authorize, in a binding vote, the Audit Committee (“Audit Committee”) of the Company’s Board of Directors (the “Board”) to set the auditors’ remuneration.

4.	Approve our Amended and Restated 2012 Equity Incentive Plan

Irish Law Proposals:

5.	Grant the Board the authority to allot and issue shares.

6.	Grant the Board the authority to opt-out of statutory pre-emption rights.

7.	Determine the price range at which the Company can re-allot shares that it acquires as treasury shares.

Other:

8.	Conduct such other business properly brought before the meeting.

The Board recommends that you vote “FOR” each director nominee included in Proposal 1 and “FOR” each of Proposals 2 through 7. The full text of these proposals is set forth in the accompanying Proxy Statement.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Proposals 1, 2, 3, 4 and 5 are ordinary resolutions, requiring the approval of a simple majority of the votes cast at the meeting. Proposals 6 and 7 are special resolutions, requiring the approval of not less than 75% of the votes cast at the meeting.

Only shareholders of record as of the close of business on September 3, 2019 are entitled to receive notice of and to vote at the 2019 AGM. If you are a shareholder who is entitled to attend, speak and vote at the 2019 AGM, then you are entitled to appoint a proxy or proxies to attend, speak and vote on your behalf. A proxy need not be a shareholder. If you wish to appoint as proxy any person other than the individuals specified on the proxy card, please contact Investor Relations by phone at 1.408.658.1222 or by email at stx@seagate.com and also note that your nominated proxy must attend the 2019 AGM in person in order for your votes to be cast.

Please cast your vote by proxy even if you plan to attend the meeting. You may vote by proxy by using the Internet, calling by telephone, or completing, signing and returning your proxy card by mail by no later than 7:59 p.m. Eastern Time (11:59 p.m. local time in Ireland) on October 28, 2019 (or, if you are a beneficial owner, such earlier time as your bank, broker-dealer, brokerage firm, or nominee may require). Instructions on how to submit your proxy are set forth in the accompanying Proxy Statement.

If you have any questions about the meeting or require assistance, please call Morrow Sodali LLC, our proxy solicitor, at 1.800.662.5200 (toll-free within the United States) or at 1.203.658.9400 (outside the United States).

During the meeting, management will also present Seagate’s Irish financial statements for the fiscal year ended June 28, 2019 and the reports of the directors and auditors thereon.

By order of the Board,

Katherine E. Schuelke

Senior Vice President, Chief Legal Officer and Company Secretary

September 10, 2019

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 29, 2019

We will rely on the U.S. Securities and Exchange Commission (the “SEC”) rule that allows companies to furnish Proxy Materials over the Internet instead of mailing printed copies of those materials to each shareholder. As a result, we are sending our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice”) instead of a paper copy of our Proxy Statement, including our Irish financial statements for the Company’s fiscal year ended June 28, 2019 (“fiscal year 2019”) and the other appendices thereto, the proxy card and our Annual Report on Form 10-K for fiscal year 2019 (collectively, the “Proxy Materials”). The Notice also contains instructions on how to request a paper copy of the Proxy Materials. If you have previously elected to receive our Proxy Materials electronically, you will continue to receive these materials via email unless you elect otherwise. A full printed set of our Proxy Materials will be mailed to you automatically only if you have previously made a permanent election to receive our Proxy Materials in printed form.

IF YOU ARE A SHAREHOLDER WHO IS ENTITLED TO ATTEND, SPEAK AND VOTE AT THE 2019 ANNUAL GENERAL MEETING OF SHAREHOLDERS, THEN YOU ARE ENTITLED TO APPOINT A PROXY OR PROXIES TO ATTEND, SPEAK AND VOTE ON YOUR BEHALF. A PROXY NEED NOT BE A SHAREHOLDER. IF YOU WISH TO APPOINT AS PROXY ANY PERSON OTHER THAN THE INDIVIDUALS SPECIFIED ON THE PROXY CARD, PLEASE CONTACT INVESTOR RELATIONS BY PHONE AT 1.408.658.1222 OR BY EMAIL AT STX@SEAGATE.COM AND ALSO NOTE THAT YOUR NOMINATED PROXY MUST ATTEND THE 2019 ANNUAL GENERAL MEETING OF SHAREHOLDERS IN PERSON IN ORDER FOR YOUR VOTES TO BE CAST.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

SUMMARY INFORMATION

This summary highlights information contained elsewhere in this Proxy Statement. For more complete information about the topics summarized below, please review Seagate’s Annual Report on Form 10-K for fiscal year 2019 and the entire Proxy Statement.

2019 AGM

Date and Time:	Tuesday, October 29, 2019 at 9:30 a.m. local time

Place:	InterContinental Hotel Simmonscourt Road Dublin 4, D04 A9K8, Ireland

Record Date:	September 3, 2019

Voting:	Shareholders as of the close of business on September 3, 2019 (the “Record Date”) are entitled to vote on the proxy proposals. Each ordinary share is entitled to one vote for each director nominee and each of the other proposals.

Attendance:	All shareholders as of the close of business on the Record Date may attend the 2019 Annual General Meeting of Shareholders (the “2019 AGM”). You may attend, speak and vote at the meeting even if you have completed and submitted a form of proxy. Your nominated proxy must attend the 2019 AGM in person in order for your votes to be cast.

Proxy Materials:	The Proxy Materials were first made available to shareholders on or about September 12, 2019.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Proposals, Voting Recommendations and Vote Required

The Board recommends that you vote “FOR” each of the proposals that will be submitted for shareholder approval at the 2019 AGM.

Proposals:		Vote Required:	Board Recommendation:
1.	Election of each of the 10 Director Nominees	Majority of Votes Cast	FOR each nominee
2.	Advisory Vote on Say-on-Pay	Majority of Votes Cast	FOR
3.	Ratification of the Appointment and Authorization to Set Remuneration of Auditors	Majority of Votes Cast	FOR
4.	Amend and Restate the 2012 Equity Incentive Plan	Majority of Votes Cast	FOR
5.	Grant Board Authority to Allot and Issue Shares	Majority of Votes Cast	FOR
6.	Grant Board Authority to Opt-out of Statutory Pre-emption Rights	75% of Votes Cast	FOR
7.	Determine the Price Range for the Re-Allotment of Treasury Shares	75% of Votes Cast	FOR

During the meeting, following a review of Seagate’s business and affairs, management will also present Seagate’s Irish financial statements for fiscal year 2019 and the reports of the directors and statutory auditors thereon.

Seagate’s Corporate Governance Highlights

• The Board consists of a substantial majority of independent directors.	• The Board has a lead independent director.

• Directors must receive a majority of shareholder votes cast to be elected.	• All directors are elected annually by shareholders.

• All Board committees are composed exclusively of independent directors.	• The non-executive directors meet regularly in executive sessions.

• Directors and executive officers are subject to share ownership guidelines.	• Executive officers are subject to a “clawback” policy.

• The Board and each Board committee perform a periodic self-evaluation.	• The Board oversees the Company’s enterprise risk management program.

• The Board undertakes succession planning for all executive levels, including the Chief Executive Officer, as well as the Board.	• The Company maintains an anti-hedging policy for all directors and employees.

• The Company maintains a policy prohibiting the pledging of Company securities by directors, executive officers and certain other employees.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Election of Directors

We are asking our shareholders to elect, by separate resolutions, each of the Director Nominees identified below, which requires the affirmative vote of a simple majority of the votes cast.

Director Nominee	Age	Director Since	Independent	Current Board Committee Membership

William D. Mosley	53	2017	No	• None

Stephen J. Luczo	62	2000	No	• None

Mark W. Adams	55	2017	Yes	• Audit • Compensation

Judy Bruner	61	2018	Yes	• Audit (Chairperson) • Nominating and Corporate Governance

Michael R. Cannon	66	2011	Yes	• Compensation • Nominating and Corporate Governance (Chairperson)

William T. Coleman	71	2012	Yes	• Audit

Jay L. Geldmacher	63	2012	Yes	• Compensation

Dylan Haggart	32	2018	Yes	• Compensation

Stephanie Tilenius	52	2014	Yes	• Audit

Edward J. Zander	72	2009	Yes	• Compensation (Chairperson) • Nominating and Corporate Governance

For further information about our Director Nominees, see the biographical information starting on page 6 of this Proxy Statement.

Advisory Approval of the Say-on-Pay Proposal

We are asking for your approval, on an advisory, non-binding basis, of the compensation of our named executive officers (“NEOs”), which requires the affirmative vote of a simple majority of the votes cast, as required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the related rules of the SEC. While our Board intends to carefully consider the shareholder vote resulting from the proposal, the final vote is advisory and will not be binding on us.

Before considering this proposal, please read our “Compensation Discussion and Analysis” starting on page 29, which describes the principal parts of our executive compensation programs and the Compensation Committee’s compensation decisions.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Ratification of the Appointment of Ernst & Young LLP and Authorization to Set Such Auditors’ Remuneration

We are asking you to ratify, in a nonbinding vote, the appointment of Ernst & Young LLP as our independent auditors, and to authorize, in a binding vote, the Audit Committee of the Board to set the auditors’ remuneration, which requires the affirmative vote of a simple majority of the votes cast.

Approval of our Amended and Restated 2012 Equity Incentive Plan

We are asking you to approve our Amended and Restated Seagate Technology plc 2012 Equity Incentive Plan (“EIP”), which requires the affirmative vote of a simple majority of the votes cast.

Grant the Board Authority to Allot and Issue Shares

We are asking you to grant our Board authority to allot and issue shares. This authority is fundamental to our business and granting the Board this authority is a routine matter for public companies incorporated in Ireland. Under Irish law, this proposal must be approved by ordinary resolution, which requires the affirmative vote of a simple majority of the votes cast.

Grant the Board Authority to Opt-out of Statutory Pre-emption Rights

We are asking you to grant the Board authority to allot and issue shares for cash without first offering them to existing shareholders. This authority is fundamental to our business and granting the Board this authority is a routine matter for public companies incorporated in Ireland. Under Irish law, this proposal must be approved by special resolution, which requires the affirmative vote of at least 75% of the votes cast.

Determine the Price Range at Which Seagate Can Re-allot Shares Held as Treasury Shares

We are asking you to determine the price range at which we can re-allot shares held as treasury shares. From time to time, we may acquire ordinary shares and hold them as treasury shares. We may re-allot such treasury shares, and under Irish law, our shareholders must authorize the price range at which we may re-allot any shares held in treasury. Granting the Board this authority is a routine matter for public companies incorporated in Ireland. Under Irish law, this proposal must be approved by special resolution, which requires the affirmative vote of at least 75% of the votes cast.

Executive Compensation

The general philosophy and structure of our executive compensation programs is intended to emphasize strong alignment between executive pay and corporate financial performance. In addition, our compensation philosophy seeks to align our executive compensation programs with long-term shareholder interests. In fiscal year 2019, a majority of our long-term equity incentive awards were granted in the form of performance-based restricted share units, which vest dependent upon the achievement of pre-established performance objectives, including return on invested capital, relative total shareholder return and adjusted earnings per share, reflecting a strong emphasis on pay-for-performance and the alignment of interests between our NEOs and our shareholders. In addition, for fiscal year 2019, at least 90% of our CEO’s total annual target compensation is at risk and at least 76% of our other NEOs’ annual target compensation is at risk.

Please review the section entitled “Compensation Discussion and Analysis” for additional information and definitions of financial metrics.

v

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

2020 Annual General Meeting of Shareholders

Deadline for shareholder proposals for inclusion in the Proxy Statement:	May 15, 2020
Period for shareholder nomination of directors:	April 15, 2020 to May 15, 2020
Deadline for all other proposals:	July 29, 2020

For further information, see the section entitled “Shareholder Proposals and Nominations” on page 89 of this Proxy Statement.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

PROPOSAL 3 – A NON-BINDING RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AND BINDING AUTHORIZATION OF AUDIT COMMITTEE TO SET AUDITORS’ REMUNERATION	64
Audit Committee Report	65
Fees to Independent Auditors	66
Pre-Approval of Services by Independent Auditors	66
PROPOSAL 4 – APPROVE OUR AMENDED AND RESTATED 2012 EQUITY INCENTIVE PLAN	68
PROPOSAL 5 – GRANT BOARD AUTHORITY TO ALLOT AND ISSUE SHARES	84
PROPOSAL 6 – GRANT BOARD AUTHORITY TO OPT-OUT OF STATUTORY PRE-EMPTION RIGHTS	85
PROPOSAL 7 – DETERMINE THE PRICE RANGE AT WHICH THE COMPANY CAN RE-ALLOT SHARES HELD AS TREASURY SHARES	87
EQUITY COMPENSATION PLAN INFORMATION	88
SHAREHOLDER PROPOSALS AND NOMINATIONS	89
DISCLOSURE OF INTERESTS	90
INCORPORATION BY REFERENCE	90
ANNUAL REPORT	90
HOUSEHOLDING	90
APPENDIX A: DIRECTOR’S REPORT AND FINANCIAL STATEMENTS FOR THE YEAR ENDED 28 JUNE 2019	A-1
APPENDIX B: PROPOSED AMENDMENTS TO AMENDED AND RESTATED SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY 2012 EQUITY INCENTIVE PLAN	B-1

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

PROXY STATEMENT

In this Proxy Statement, “Seagate,” the “Company,” “we,” “us” and “our” refer to Seagate Technology plc, an Irish public limited company. This Proxy Statement and the enclosed proxy card, or the Notice of Internet Availability of Proxy Materials, are first being mailed to shareholders of record at the close of business on September 3, 2019 (the “Record Date”) on or about September 12, 2019.

GENERAL INFORMATION

The following are questions and answers concerning voting and solicitation and other general information.

Why did I receive this Proxy Statement?	We sent you this Proxy Statement or a Notice of Internet Availability of Proxy Materials (the “Notice”) on or around September 12, 2019 because our Board of Directors (the “Board”) is soliciting your proxy to vote at the Company’s 2019 Annual General Meeting of Shareholders (“2019 AGM”). This Proxy Statement summarizes the information you need to know to vote on an informed basis.

Why are there two sets of financial statements covering the same fiscal period?	U.S. securities laws require us to send you our Annual Report on Form 10-K for fiscal year ended June 28, 2019 (“fiscal year 2019”), which includes our financial statements prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”). These financial statements are included in the mailing of this Proxy Statement. Irish law also requires us to provide you with our Irish financial statements for our fiscal year 2019, including the reports of our directors and statutory auditors thereon, which accounts have been prepared in accordance with Irish law. The Irish financial statements are included as Appendix A to this Proxy Statement, are available at www.proxyvote.com, and, as required as a matter of Irish law, will be provided at the 2019 AGM.

What do I need to do to attend the 2019 AGM?	All shareholders as of the Record Date are invited to attend the 2019 AGM. Shareholders of record may vote in advance by proxy or, if you wish to be present and vote in person at the 2019 AGM, provide identification matching that of a shareholder appearing on the Company’s register, and a copy of a share certificate or other evidence of share ownership. If your shares are held in a brokerage account or by another nominee, you are considered to be the beneficial owner of shares held in “street name,” and these Proxy Materials (as defined below), together with a voting instruction card, are being forwarded to you by your broker, bank or other nominee. As the beneficial owner of the shares, you have the right to direct your broker, bank or other nominee how to vote. You are also invited to attend the 2019 AGM, but because you are not the shareholder of record, you may not vote your shares in

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

person at the 2019 AGM unless you obtain a legal proxy giving you the right to vote your shares at the 2019 AGM from the broker, bank or other nominee holding your shares in street name, and you will need to present the legal proxy and a government-issued photo identification in order to be admitted into the 2019 AGM. If your shares are held in street name, your broker, bank or other nominee has enclosed or provided voting instructions for you to use in directing the broker, bank or other nominee how to vote your shares.

Who may vote?	You are entitled to vote if you are a shareholder of our ordinary shares at the close of business on the Record Date. On the Record Date, there were 264,144,836 ordinary shares outstanding and entitled to vote. Each ordinary share that you own entitles you to one vote on each matter to be voted on at the 2019 AGM.

How do I vote?

Even if you plan to attend the 2019 AGM, we encourage you to vote your shares in advance by submitting your proxy or following the instructions provided by your bank, broker-dealer, brokerage firm, trust or other similar organization or nominee.

Shareholders of record

Shareholders of record can cast their votes by proxy by:

•  using the Internet and voting at www.proxyvote.com;

•  calling 1.800.690.6903 and following the telephone prompts; or

•  completing, signing and returning a proxy card by mail to the address indicated on the proxy card, which will then be forwarded to Seagate’s registered office in Ireland electronically.

If you have received a Notice, it contains a control number that will allow you to access the Notice, our Proxy Statement, including our Irish financial statements for fiscal year 2019, the proxy card and our Annual Report on Form 10-K for fiscal year 2019 (collectively, the “Proxy Materials”) online. If you have received a paper copy of our Proxy Materials, a printed proxy card has been enclosed. If you have not received a paper copy of our Proxy Materials and wish to vote by mail, please follow the instructions included in the Notice to obtain a paper proxy card. A full printed set of our Proxy Materials will be mailed to you automatically only if you have previously made a permanent election to receive our Proxy Materials in printed form.

The Notice is not a proxy card and it cannot be used to vote your shares. Shareholders of record may vote their shares by attending the 2019 AGM and casting their vote in person or by appointing one or more proxies (who do not have to be shareholders) to attend the 2019 AGM and cast votes on their behalf in accordance with the shareholder’s instructions. If you wish to appoint as your proxy any person other than the individuals specified in the proxy card, please contact the Company Secretary at our registered office.

Beneficial owners

Beneficial owners must vote their shares in the manner prescribed by their bank, broker-dealer, brokerage firm, trust or other similar organization or nominee. If you do not receive the voting instructions, please contact your bank, broker-dealer, brokerage firm, trust or other similar organization or nominee directly. As noted above, beneficial owners who wish to vote in person at the 2019 AGM must obtain a

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

legal proxy from their bank, broker-dealer, brokerage firm, trust or other similar organization or nominee. Beneficial owners wishing to vote in person at the 2019 AGM will need to bring the legal proxy with them to the 2019 AGM and deliver it with a signed ballot that is available upon request at the meeting. Beneficial owners will not be able to vote their shares at the 2019 AGM without a legal proxy and a signed ballot.

In order to be timely processed, your votes must be received by 7:59 p.m. Eastern Time (11:59 p.m. local time in Ireland) on October 28, 2019 (or, if you are a beneficial owner, such earlier time as your bank, broker-dealer, brokerage firm or nominee may require).

May I revoke my proxy?

If you are a shareholder of record of the Company’s shares you may revoke your proxy at any time before it is voted at the 2019 AGM by:

•  notifying the Company Secretary in writing: c/o Seagate Technology plc at 38/39 Fitzwilliam Square, Dublin 2, D02 NX53, Ireland, Attention: Company Secretary;

•  submitting another properly signed proxy card with a later date or another Internet or telephone proxy at a later date but prior to the close of voting described above; or

•  by voting in person at the 2019 AGM.

Merely attending the 2019 AGM does not revoke your proxy. To revoke a proxy, you must take one of the actions described above.

For beneficial owners, you must contact your bank, broker-dealer, brokerage firm, trust or other similar organization or nominee to revoke your proxy. Merely attending or attempting to vote in person at the 2019 AGM will not revoke your proxy if your shares are held in street name (and, as mentioned above, in order to attend and vote you need a legal proxy from your bank, broker-dealer, brokerage firm, trust or other similar organization or nominee).

How will my proxy get voted?	If your proxy is properly submitted, you are legally designating the person or persons named on the proxy card to vote your shares as you have directed. Unless you name a different person or persons to act as your proxy, Michael R. Cannon and/or Katherine E. Schuelke (the “Company Designees”) shall act as your proxies. If you sign and return your proxy without indicating how your shares are to be voted and name anyone other than a Company Designee as your proxy, that person may vote your shares at their discretion. If you name a Company Designee as your proxy without indicating how your shares are to be voted, the Company Designee shall vote your shares as the Board recommends on each proposal in this Proxy Statement and at their discretion regarding any other matter properly presented for a vote at the 2019 AGM. The Board currently does not know of any matters to be raised at the 2019 AGM other than the proposals contained in this Proxy Statement.

If you are a beneficial owner, the rules of The NASDAQ Global Select Market (“NASDAQ”) permit your bank, broker-dealer, brokerage firm, trust or other similar organization or nominee to vote your shares at their discretion on “routine” matters if it does not receive instructions from you.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

The following proposals are routine matters:

•   Proposal 3 (Ratification of the Appointment and Authorization to Set Remuneration of Auditors)

•   Proposal 5 (Grant Board Authority to Allot and Issue Shares)

•   Proposal 6 (Grant Board Authority to Opt-out of Statutory Pre-emption Rights)

•   Proposal 7 (Determine Price Range for the Re-allotment of Treasury Shares)

However, your bank, broker-dealer, brokerage firm, trust or other similar organization or nominee may not vote your shares on “non-routine” matters if it does not receive instructions from you (“broker non-votes”). Broker non-votes will be counted for the purposes of a quorum, but will not be counted as votes for or against the non-routine matters, but rather will be regarded as votes withheld and will not be counted in the calculation of votes for or against the resolution.

The following proposals are non-routine matters:

•   Proposal 1 (Election of each of the 10 Director Nominees)

•   Proposal 2 (Advisory Vote on Say-on-Pay)

•   Proposal 4 (Approve our Amended and Restated 2012 Equity Incentive Plan)

What constitutes a quorum?	The presence (in person or by proxy) of shareholders entitled, as of the Record Date, to exercise a majority of the voting power of the Company at the meeting is necessary to constitute a quorum to conduct business at the 2019 AGM. Abstentions and broker non-votes are treated as “shares present” for the purposes of determining whether a quorum exists.

What vote is required to approve each of the proposals?

Majority of Votes Cast Required to Approve:

•   Proposal 1 (Election of each of the 10 Director Nominees)

•   Proposal 2 (Advisory Vote on Say-on-Pay)

•   Proposal 3 (Ratification of the Appointment and Authorization to Set Remuneration of Auditors)

•   Proposal 4 (Approve our Amended and Restated 2012 Equity Incentive Plan)

•   Proposal 5 (Grant the Board the Authority to Allot and Issue Shares)

75% of Votes Cast Required to Approve:

•   Proposal 6 (Grant the Board the Authority to Opt-out of Statutory Pre-emption Rights)

•   Proposal 7 (Determine the Price Range for the Re-allotment of Treasury Shares)

Although abstentions and broker non-votes are counted as “shares present” at the 2019 AGM for the purpose of determining whether a quorum exists, they are not counted as votes cast either “for” or “against” the proposal and, accordingly, do not affect the outcome of the vote.

Who pays the expenses of this Proxy Statement?	We have hired Morrow Sodali LLC (“Morrow”) to assist in the distribution of Proxy Materials and the solicitation of proxies. We expect to pay Morrow a fee for these services estimated at $10,000 plus out-of-pocket expenses. Proxies will be solicited on behalf of our Board by mail, in person, by telephone and through the Internet. We will bear the cost of soliciting proxies. We will also reimburse banks, broker-dealers, brokerage firms, trusts and other similar organizations and nominees for their reasonable out-of-pocket expenses for forwarding Proxy Materials to the persons for whom they hold shares.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

How will proxy holders vote on any other matters that may be presented at the 2019 AGM?	Although we do not know of any matters to be presented or acted upon at the 2019 AGM other than the items described in this Proxy Statement, if any other matter is proposed and properly and validly presented at the 2019 AGM, the proxy holders will vote on such matters in accordance with their best judgment.

Board recommendations.	The Board recommends that you vote your shares “FOR” each of the proposals in this Proxy Statement.

Voting procedures and tabulation.	The Board appointed a member of the Company’s Legal Department to serve as inspector of elections at the 2019 AGM and to make a written report thereof. Prior to the 2019 AGM, the inspector will sign an oath to perform his or her duties in an impartial manner and according to the best of his or her ability. The inspector will ascertain the number of ordinary shares outstanding, determine the ordinary shares represented at the 2019 AGM and the validity of proxies and ballots, count all votes and ballots, and perform certain other duties. The determination of the inspector as to the validity of proxies will be final and binding.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

PROPOSALS REQUIRING YOUR VOTE

PROPOSALS 1(a) – 1(j) — ELECTION OF DIRECTORS

(Ordinary Resolutions)

The Company uses a majority of votes cast standard for the election of directors. A majority of the votes cast means that the number of votes cast “for” a director nominee must exceed the number of votes cast “against” that director nominee. Each of the Director Nominees is being nominated for election for a one-year term beginning at the end of the 2019 AGM to be held on October 29, 2019 and expiring at the end of the 2020 Annual General Meeting of Shareholders (the “2020 AGM”).

Under our Articles of Association, if a director is not re-elected in a director election, then that director will not be appointed and the position on the Board that would have been elected or filled by the director nominee will, except in limited circumstances, become vacant. The Board has the ability to fill the vacancy in accordance with the Articles of Association, subject to approval by the Company’s shareholders at the next annual general meeting of shareholders.

Notwithstanding the requirement that a director nominee requires a majority of the votes cast, as Irish law requires a minimum of two directors at all times, in the event that an election results in either only one or no directors receiving the required majority vote, either the nominee or each of the two nominees, as appropriate, receiving the greatest number of votes in favor of his or her election shall, in accordance with the Company’s Articles of Association, hold office until his or her successor shall be elected.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE FOLLOWING DIRECTOR NOMINEES:

(a) William D. Mosley—age 53, Director since 2017

Dr. Mosley has served as our Chief Executive Officer (“CEO”) since October 2017 and as a member of the Board since July 25, 2017. He was previously our President and Chief Operating Officer (“COO”) from June 2016 to September 2017. He also served as our President, Operations and Technology from October 2013 until June 2016 and as our Executive Vice President of Operations from March 2011 until October 2013. Prior to these positions, Dr. Mosley served as our Executive Vice President of Global Sales and Marketing from February 2009 through March 2011; Senior Vice President of Global Disk Storage Operations from 2007 to 2009; and Vice President of Research and Development, Engineering from 2002 to 2007. He joined Seagate in 1996 as a Senior Engineer with a PhD in solid state physics, and from 1996 to 2002, Dr. Mosley served at Seagate in varying roles of increasing responsibility until his promotion to Vice President.

Expertise: As our CEO, Dr. Mosley brings broad-based executive-level experience and in-depth understanding of the various aspects of our business. Dr. Mosley also brings valuable global operational, technological, research and development, and sales and marketing expertise to our Board.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

(b) Stephen J. Luczo—age 62, Director since 2000

Mr. Luczo has served as our Chairman of the Board since 2002. From October 2017 to October 2018, he also served as our Executive Chairman, and prior to that served as our CEO, from January 2009 to October 2017. Mr. Luczo joined Seagate Technology (our predecessor) in October 1993 as Senior Vice President of Corporate Development. In September 1997, he was promoted to the position of President and COO and from July 1998 to July 2004 he served as CEO. Upon his promotion to CEO of Seagate Technology in July 1998, Mr. Luczo also joined its board of directors. After resigning as Seagate Technology’s CEO in July 2004, Mr. Luczo remained as Chairman of the Board. Prior to joining Seagate Technology in 1993, Mr. Luczo was Senior Managing Director of the Global Technology Group of Bear, Stearns & Co. Inc., an investment banking firm, from February 1992 to October 1993. He currently serves on the board of directors of Lucile Packard Children’s Hospital as well as several private and non-profit companies. Mr. Luczo has also previously served on the board of directors of Microsoft Corporation.

Expertise: Mr. Luczo brings significant expertise to our Board in financial matters, business development, and operations, along with senior leadership experience, global experience and knowledge of competitive strategy and competition. Mr. Luczo also brings additional expertise in mergers and acquisitions and financial issues facing large companies due to his experience in investment banking and serving on other public company boards.

(c) Mark W. Adams—age 55, Director since 2017

Mark W. Adams served as the CEO of Lumileds, Inc., a lighting solutions company, from February 2017 until March 2019, and remains in an advisory role to the company. Mr. Adams served as President of Micron Technology, Inc., a semiconductor company, from February 2012 to February 2016. From 2006 to February 2012, Mr. Adams served in positions of increasing responsibility at Micron, including Vice President of Worldwide Sales and Vice President of Digital Media. Prior to joining Micron, Mr. Adams served as COO of Lexar Media, Inc., a memory chip maker, in 2006. He served as Vice President of Sales and Marketing of Creative Labs, Inc., a digital entertainment products company, from 2002 to 2006. He held numerous roles at Creative Labs prior to 2002 including five years as General Manager of Latin America. Prior to Creative Labs, Mr. Adams spent five years in major account sales at NCR Corporation, an omni-channel technology solutions company, in their enterprise server business. Mr. Adams has served on the board of directors of Cadence Design Systems, Inc., since 2015. Within the past five years, he served on the boards of directors of Lumileds, Inc. and of Aptina Inc.

Expertise: Mr. Adams brings financial, international, business development, technological and operational expertise to our Board through his service as a senior level executive with several large multi-national corporations. In addition, his service on other public company boards brings valuable experience to our Board.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

(d) Judy Bruner—age 61, Director since 2018

Ms. Bruner served as the Executive Vice President of Administration and Chief Financial Officer of SanDisk Corporation, a supplier of flash storage products, from June 2004 to May 2016 and served on the SanDisk Corporation board of directors from June 2002 to July 2004. She also served as the Senior Vice President and Chief Financial Officer of Palm, Inc., an electronics company, from September 1999 to June 2004. Prior to Palm, Inc., Ms. Bruner held financial management positions at 3Com Corporation and Hewlett Packard Corporation. Ms. Bruner has been a member of the board of directors of Applied Materials, Inc. since July 2016, Varian Medical Systems, Inc. since August 2016, and Rapid7, Inc. since October 2016. Within the past five years, Ms. Bruner has also served on the board of directors of Brocade Communications Systems, Inc.

Expertise: Ms. Bruner brings over 35 years of financial management experience in the global high-tech industry, including in solid state storage drives, and extensive experience with compliance and enterprise risk management. In addition, her service on other public company boards brings valuable experience to our Board.

(e) Michael R. Cannon—age 66, Director since 2011

Mr. Cannon served as President, Global Operations of Dell Inc., a multinational computer technology company, from February 2007 until his retirement in January 2009, and as consultant to Dell Inc. from January 2009 until January 2011. He was the President, CEO and a member of the board of directors of Solectron Corp., an electronic manufacturing services company, from January 2003 until February 2007. From July 1996 until January 2003, Mr. Cannon served as the CEO of Maxtor Corporation (“Maxtor”), a disk drive and storage systems manufacturer. He served on Maxtor’s board of directors from July 1996 until Seagate Technology acquired Maxtor in May 2006. Prior to joining Maxtor, Mr. Cannon held senior management positions at IBM, a multinational technology company. He has served on the board of directors of Lam Research Corporation since February 2011 and on the board of directors of Dialog Semiconductor plc since February 2013. Mr. Cannon has previously served on the board of directors of Elster Group SE and within the past five years, on the board of directors of Adobe Systems, Inc.

Expertise: Mr. Cannon has extensive relevant industry expertise, including expertise in the disk drive business as well as with one of our major customers, that is valuable to our Board. Mr. Cannon brings international, technological, operations, leadership, and research and development expertise to our Board through his service as a public company president, CEO, member of other public company boards of directors, and senior executive with other companies.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

(f) William T. Coleman—age 71, Director since 2012

Mr. Coleman has served as an Operating Executive of The Carlyle Group, a private equity and alternative asset management firm, since January 2018. He is also a Special Partner of Vitruvian Partners, a growth equity fund, and a Venture Partner of Alsop Louie Partners, a venture capital fund. He previously served as the CEO of Veritas Technologies LLC, an enterprise data protection company, from January 2016 to January 2018. He was a partner with Alsop Louie Partners, a venture capital firm that invests in early stage technology, from June 2010 to January 2016. Mr. Coleman also served as the Chairman and CEO of Resilient Network System, Inc., an identity and access management infrastructure company, from January 2013 until January 2014. Before joining Alsop Louie Partners, Mr. Coleman was founder, Chairman of the Board and CEO of Cassatt Corporation, a provider of software solutions and technologies, from September 2003 to June 2009. Mr. Coleman previously founded BEA Systems, Inc. (“BEA”), an enterprise application and service infrastructure software provider, where he served as Chairman of the Board from 1995 to 2002 and CEO from 1995 to 2001. Prior to BEA, Mr. Coleman held various executive management positions at Sun Microsystems, Inc., a manufacturer of computer workstations, servers, software and services for networks. Mr. Coleman has previously served on the board of directors of Symantec Corp. and Palm, Inc. and within the past five years, on the board of directors of Veritas Technologies.

Expertise: As a partner of private equity firms and former founder and/or CEO of several technology companies, Mr. Coleman brings to our Board significant business development, technological, sales and marketing, and research and development expertise. Mr. Coleman’s service on other private and public company boards brings significant experience to our Board.

(g) Jay L. Geldmacher—age 63, Director since 2012

Mr. Geldmacher has served as CEO of Artesyn Embedded Technologies, a spin off from the Embedded Computing and Power business of Emerson Network Power now owned by Platinum Equity, since November 2013. Between 2007 and 2013, Mr. Geldmacher served as Executive Vice President of Emerson Electric Company and President of Emerson Network Power’s Embedded Computing & Power Group, which designs, manufactures and distributes embedded computing and embedded power products, systems and solutions. From 2006 to 2007, he served as Group Vice President and President of Emerson Network Power’s Embedded Computing & Power Group. From 1998 to 2006, he served as President of Astec Power Solutions, an Emerson subsidiary. Mr. Geldmacher currently serves on the board of directors of Verra Mobility and is Chairman of its Compensation Committee and a member of its Audit Committee. Mr. Geldmacher currently serves as an Executive Advisory Council Member for Vertiv. Within the past five years, Mr. Geldmacher has served on the board of directors of Owens Illinois, Inc.

Expertise: As a CEO, Mr. Geldmacher brings international, technological, and operational expertise to our Board, along with additional board experience from his service on public company and university boards.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

(h) Dylan G. Haggart—age 32, Director since 2018

Mr. Haggart has served as a Partner at ValueAct Capital, a governance-oriented investment firm that invests in a concentrated portfolio of public companies, including Seagate, and works collaboratively with management and the board of directors on matters such as strategy, capital structure, mergers and acquisitions, and talent management since July 2013. Mr. Haggart also served as a board observer of Seagate on behalf of ValueAct Capital from September 2016 until he was elected to serve as a director in January 2018. Prior to joining ValueAct Capital in 2013, Mr. Haggart served as a private equity investor at TPG Capital, an investment company, focusing on North American buyouts, and as an investment banker at Goldman Sachs.

Expertise: Mr. Haggart brings experience as an investor involved in strategic planning for other public and private companies. He also brings substantial experience with complex financial markets issues, and matters of corporate governance and talent management. In addition, as a Partner and stockholder with ValueAct Capital, he has a deep knowledge of Seagate’s business and the markets it serves.

(i) Stephanie Tilenius—age 52, Director since 2014

Ms. Tilenius is a founder and CEO of Vida Health, Inc., a mobile continuous care platform for preventing, managing and overcoming chronic and mental health conditions deployed at Fortune 500 companies, large national payers and healthcare providers since January 2014. Ms. Tilenius was an Executive in Residence at Kleiner Perkins Caufield & Byers, a venture capital firm, from June 2012 until October 2014, primarily focusing on companies within its Digital Growth Fund. From February 2010 until June 2012, Ms. Tilenius was Vice President of Global Commerce and Payments at Google, Inc., a multinational technology company, where she oversaw digital commerce, product search and payments. Prior to joining Google, Inc., she served in various positions at eBay Inc., an e-commerce company, from March 2001 until October 2009, ultimately as Senior Vice President of eBay.com and Global Products. Ms. Tilenius was also a co-founder of PlanetRx.com, an online healthcare provider, and has worked at other technology and business enterprises. She currently serves on the board of directors of Tradesy and within the past five years, served on the board of directors of Coach Inc. and Redbubble Limited.

Expertise: Ms. Tilenius is an experienced senior executive in the consumer internet sector. She contributes her leadership, strategic insight, digital and e-commerce expertise, and her experience as a company founder, to our Board, along with experience as a board member for other public and private companies.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

(j) Edward J. Zander—age 72, Director since 2009

Mr. Zander served as Chairman and CEO of Motorola, Inc., a multinational telecommunications company, from January 2004 until January 2008, when he retired as CEO, and continued as Chairman until May 2008. Prior to joining Motorola, Inc., Mr. Zander was a Managing Director of Silver Lake Partners, a leading private equity fund focused on investments in technology industries, from July 2003 to December 2003. Mr. Zander was President and COO of Sun Microsystems Inc. from October 1987 until June 2002. Within the past five years, Mr. Zander has served as a member of the board of directors of NetSuite, Inc.

Expertise: Mr. Zander brings to our Board financial, technological, sales and marketing, and research and development expertise from his career as a senior executive of technology companies, and financial expertise from his prior private equity experience. His service on other public and private company boards also brings valuable experience to our Board.

There are no familial relationships between any of the directors, Director Nominees or our executive officers, nor are any of our directors, Director Nominees or executive officers party to any legal proceedings adverse to us.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Corporate Governance Guidelines, together with our Board committee charters, provide the framework for the corporate governance of the Company. Below is a summary of our Corporate Governance Guidelines. Our Corporate Governance Guidelines, as well as the charters of each of our Board committees, are available on our website at investors.seagate.com, under the “Governance” tab.

Role of the Board

The Board, elected annually by our shareholders, oversees the management of the business and affairs of the Company. In this oversight role, the Board serves as the ultimate decision-making body of the Company, except for those matters reserved for the shareholders.

The Board and its committees have the primary responsibilities of:

•	reviewing, monitoring and approving the Company’s strategic direction, annual operating plan, and major corporate actions;

•	monitoring and evaluating the performance of the Company;

•	evaluating the performance of our CEO;

•	reviewing and approving compensation of CEO and other executive officers;

•	reviewing and approving CEO and senior management succession planning;

•	advising and counseling the Company’s management;

•	overseeing the Company’s ethics programs and legal compliance, including the Code of Ethics (available at investors.seagate.com under the “Governance” tab); and

•	overseeing the Company’s enterprise risk management processes and programs.

Board Leadership Structure

The Corporate Governance Guidelines permit the roles of Chairperson of the Board and CEO to be filled by the same or different individuals, based on our needs, best practices, and the best interests of our shareholders. This allows the Board flexibility to determine whether the two roles should be combined or separated based upon our needs and the Board’s assessment of its leadership from time to time. The Board believes that our corporate governance principles, the quality, stature and substantive business knowledge of the members of the Board, as well as the Board’s culture of open communication with the CEO and senior management are currently conducive to separation of the Chairperson and CEO positions to maximize Board effectiveness. Separating the Chairperson and CEO positions also provides an appropriate degree of Board oversight and allows Dr. Mosley, our CEO, to focus on our business strategy and market opportunities, as well as on our organizational structure and execution capabilities.

In addition, the Board continues to retain a Lead Independent Director and it believes this role addresses the need for independent leadership and perspective in addition to an organizational structure for the independent

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

directors. Each year after the annual general meeting, the independent directors appoint the Lead Independent Director for a one-year term. The Lead Independent Director coordinates the activities of the other independent directors, presides over meetings of the Board at which the Chairperson of the Board is not present and at each executive session, facilitates the CEO evaluation process, serves as liaison between the Chairperson of the Board and the independent directors, approves meeting schedules and agendas for the Board, has authority to call meetings of the independent directors, and is available for consultation and direct communication if requested by major shareholders.

Mr. Cannon has served as our Lead Independent Director since October 19, 2016. He was reappointed by the Board effective October 18, 2017 and again on October 30, 2018.

Board Risk Oversight

The Board has oversight responsibility of the processes established to report and monitor material risks applicable to the Company. The Board and its committees focus on the Company’s general risk management strategy and the most significant risks facing the Company and regularly review the Company’s processes for monitoring and addressing risks. The full Board is responsible for considering strategic risks and succession planning, and the Board committees oversee other categories of risk including:

•	risks associated with the Company’s systems of disclosure controls and internal controls over financial reporting and risks associated with cybersecurity, foreign exchange, insurance, credit and debt;

•	risks associated with the Company’s compliance with legal, administrative and regulatory requirements; and

•	risks related to the attraction and retention of talent and risks related to the design of compensation programs and arrangements.

As part of its oversight of the Company’s executive compensation program, the Compensation Committee of the Board (the “Compensation Committee”) considers potential risks created by the Company’s executive compensation programs. In addition, the Company reviews all of its compensation policies and procedures to determine whether they present a significant risk to the Company. Based on this review, the Company has concluded that its compensation policies, programs, and procedures do not create risks that are reasonably likely to have a material adverse effect on the Company.

Director Compensation and Share Ownership

It is the Board’s practice to maintain a fair and straightforward non-employee director compensation program, which is designed to be competitive with director compensation programs of the Company’s peers. Company employees do not receive additional compensation for their service as directors. The Compensation Committee recommends for approval by the Board the amount and form of director compensation. The Compensation Committee believes that a substantial portion of total director compensation should be in the form of equity in the Company in order to better align the interests of the Company’s directors with the long-term interests of its shareholders. As such, the directors are subject to a share ownership requirement of four times their annual cash retainer as described in more detail later in this Proxy Statement.

Board Composition

The Board consists of a substantial majority of independent, non-employee directors. In addition, our Corporate Governance Guidelines require that all members of the standing committees of the Board must be

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

independent directors. The Board has the following three standing committees: Audit (the “Audit Committee”), Compensation, and Nominating and Corporate Governance (the “Nominating and Corporate Governance Committee”).

The Board has determined that each member of each of these committees is “independent” as defined in the NASDAQ listing standards and that each member of the Compensation Committee and Audit Committee meet applicable NASDAQ and U.S. Securities and Exchange Commission (“SEC”) independence standards for such committees (see “Director Independence” below). Board committee memberships and chairs are rotated periodically and an independence analysis is conducted annually.

Board Diversity

The Nominating and Corporate Governance Committee regularly reviews the diversity of skills, expertise, background and other characteristics of existing and potential director candidates in deciding on nominations for election to the Board by the Company’s shareholders or appointment to the Board. The Nominating and Corporate Governance Committee seeks director nominees that would complement and enhance the effectiveness of the existing Board with respect to skills, knowledge, perspectives, experience, background and other characteristics.

Board Advisors

The Board and its committees may, under their respective charters, retain external and independent advisors to assist the directors in carrying out their responsibilities. For fiscal year 2019, the Compensation Committee retained FW Cook as its external and independent advisor (see “Role of the Compensation Consultant” below for more information).

Executive Sessions

The Company’s independent directors meet privately in regularly scheduled executive sessions of the Board and Board committees, without management present, to consider such matters as the independent directors deem appropriate. These executive sessions are typically held at each Board and Board committee meeting.

Board Evaluation

The Nominating and Corporate Governance Committee assists the Board in periodically evaluating its performance and the performance of the Board committees. Each Board committee conducts periodic self-evaluations and the Board conducts periodic peer-to-peer evaluations. The effectiveness of individual directors is considered each year when the Board nominates directors to stand for election.

Director Orientation and Education

The Company has developed an orientation program for new directors that they are required to attend and reimburses directors for continuing director education (subject to approval by the Chairperson of the Nominating and Corporate Governance Committee). In addition, the directors are given full access to management and other employees as a means of providing additional information.

Director Nomination Process

The Nominating and Corporate Governance Committee reviews the composition of the full Board to identify the qualifications and areas of expertise needed to further enhance the composition of the Board, makes recommendations to the Board concerning the appropriate size and needs of the Board and, on its own, with the

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

assistance of other Board members or management, a search firm or others, identifies candidates with those qualifications. In nominating candidates for election by shareholders or by the Board between annual general meetings of shareholders, the Nominating and Corporate Governance Committee takes into account professional experience, understanding of business and financial issues, ability to exercise sound judgment, diversity, leadership, achievements, knowledge, and experience in matters affecting the Company’s business and industry.

The Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials and believes that at a minimum, each nominee should satisfy the following criteria: highest character and integrity, experience and understanding of strategy, sufficient time to devote to Board matters, and no conflict of interest that would interfere with performance as a director. The Nominating and Corporate Governance Committee seeks to ensure that the Board is composed of members whose particular expertise, qualifications, attributes and skills, when taken together, allow the Board to satisfy its oversight responsibilities effectively. Shareholders may recommend candidates for consideration for Board membership by sending their recommendation to the Nominating and Corporate Governance Committee, care of the Company Secretary. Candidates recommended by shareholders are evaluated in the same manner as director candidates identified by any other means.

Term Limits and Retirement

The Board does not have a mandatory retirement age for directors and, because the Nominating and Corporate Governance Committee annually evaluates director nominees for the following year, the Board has decided not to adopt specific term limits for directors.

Director Independence

The Board, based on its review and the recommendation of the Nominating and Corporate Governance Committee, has determined that all of our current directors and Director Nominees, with the exception of Stephen J. Luczo, who is a former employee of the Company, and William D. Mosley, who serves as CEO of the Company, are independent under the NASDAQ listing standards and the Company’s Corporate Governance Guidelines, which are consistent with the NASDAQ listing standards. When assessing director independence, the Board considers the various commercial, charitable and employment transactions, affiliations and relationships known to the Board (including those identified through annual director questionnaires) that exist between the Company and the entities with which our directors or members of their immediate families are, or have been, affiliated. In addition, the Board reviews certain transactions that arose in the ordinary course of business between the Company and such entities and which occurred on the same terms and conditions available to other customers and suppliers.

Communications with Directors

Shareholders and other interested parties wishing to communicate with the full Board, the independent directors, or any individual director (including our Lead Independent Director or any Board committee Chairperson) may do so by sending a communication to the Board and/or a particular member of the Board, care of the Company Secretary at Seagate Technology plc, 38/39 Fitzwilliam Square, Dublin 2, D02 NX53, Ireland, Attention: Company Secretary. Depending upon the nature of the communication and to whom it is directed, the Company Secretary will: (i) forward the communication to the appropriate director or directors; (ii) forward the communication to the relevant department within the Company; or (iii) attempt to handle the matter directly (for example, a communication dealing with a share ownership matter), as appropriate.

Code of Ethics

The Company has adopted a Code of Ethics applicable to the CEO, Chief Financial Officer (“CFO”) and principal accounting officer or controller, or persons performing similar functions. The Code of Ethics is available at

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

investors.seagate.com, under the “Governance” tab. Amendments to, or waivers of the Code of Ethics will be disclosed promptly on our website or on a current report on Form 8-K. No such waivers were requested or granted in fiscal year 2019.

Securities Trading Policy and Other Restrictions

The Company prohibits its Board members and all employees from taking “short” positions in our securities or engaging in hedging or other monetization transactions with respect to our securities. The Company also prohibits its Board members and all employees from (i) purchasing any financial instruments designed to hedge or offset any decrease in the market value of the Company securities and (ii) engaging in any form of short-term speculative trading in Company securities. Directors, executive officers, and certain other employees are also prohibited from holding Company securities in a margin account or pledging Company securities as collateral for a loan. Further, our Directors, executive officers, and certain other employees are prohibited from trading in our securities absent pre-clearance from our designated compliance officer unless such trades are pursuant to an approved trading plan meeting the requirements of Rule 10b5-1 promulgated under the Exchange Act (a “10b5-1 plan”). The 10b5-1 plan must be approved by our designated compliance officer and we require that the first trade under a newly approved 10b5-1 plan take place after a reasonable “cooling off” period has passed from the time of adoption of the plan; in addition, a Director, executive officer, or other covered employee is only permitted to use one 10b5-1 plan at a time.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Board has adopted a written policy for approval of transactions with our directors, Director Nominees, executive officers, shareholders that beneficially own more than 5% of our ordinary shares, and immediate family members of such persons (each, a “Related Person”). Pursuant to the policy, if any Related Person has a direct or indirect material interest in a transaction or potential transaction in which the amount involved exceeds $120,000, he or she must promptly report it to the Chief Legal Officer of the Company or her designee. The Nominating and Corporate Governance Committee then reviews any such transactions and determines whether or not to approve or ratify them. In doing so, the Nominating and Corporate Governance Committee considers, among other factors, the extent of the Related Person’s interest; whether the transaction would interfere with the Related Person’s judgment in fulfilling his or her duties to the Company; whether the transaction is fair to the Company and on terms no less favorable than terms generally available to an unaffiliated third party under similar circumstances; whether the transaction is in the interest of the Company and its shareholders; and whether the transaction would present an improper conflict of interest.

In addition, if the transaction involves a director, the Nominating and Corporate Governance Committee will consider whether such transaction would impact such director’s independence under NASDAQ rules or qualifications to serve on Board committees under the Company’s Corporate Governance Guidelines and applicable NASDAQ and SEC rules. The Board has delegated authority to the Chairperson of the Nominating and Corporate Governance Committee to review and approve or ratify transactions where the aggregate amount is expected to be less than $1 million. A summary of any new transactions approved by the Chairperson is provided to the full Nominating and Corporate Governance Committee for its review at the next scheduled committee meeting after such approval.

Josip Relota, Mr. Luczo’s brother-in-law, is employed as a software engineer by the Company. In connection with such employment in fiscal year 2019, Mr. Relota received total cash compensation of approximately $217,429, the remaining portion of his retention bonus of $112, and an equity grant with a fair value of $33,383. In addition, Mr. Relota is eligible to participate in our general employee benefit plans on the same terms as other employees. The Nominating and Corporate Governance Committee has ratified the terms of Mr. Relota’s employment and compensation.

On September 19, 2016, the Company entered into a Board Observer Rights Agreement (the “Observer Rights Agreement”) with ValueAct Capital Master Fund L.P. (“ValueAct”) which beneficially owns more than 5% of the Company’s ordinary shares as of February 8, 2019. Pursuant to the Observer Rights Agreement, ValueAct is entitled to one seat as a board observer provided that it continues to own not less than 2% of the ordinary shares of the Company. This board observer right was granted to ValueAct in connection with ValueAct’s purchase of 9.5 million ordinary shares of the Company. Under the terms of the Observer Rights Agreement, the Board retains the right to limit access to information and attendance at portions of the Board meetings to the ValueAct board observer at the Board’s discretion and ValueAct is required to comply with the terms of a Confidentiality Agreement with the Company, which was entered into on the same day. ValueAct was not a related party of the Company at the time the Company entered into these agreements. On April 12, 2018, the Company and ValueAct amended and restated the Confidentiality Agreement.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

COMMITTEES OF THE BOARD

Audit Committee

Members:            Judy Bruner, Chairperson

Mark W. Adams

William T. Coleman

Stephanie Tilenius

Key Functions:

•

Review annual audited and quarterly financial statements, as well as the Company’s disclosures under “Management’s Discussion and Analysis of Financial Conditions and Results of Operations,” with management and the independent auditors.

•	Obtain and review periodic reports, at least annually, from management assessing the effectiveness of the Company’s internal controls and procedures for financial reporting.

•	Review the Company’s processes that are designed to ensure compliance with all applicable laws, regulations and corporate policy.

•	Appoint the public accounting firm that will serve as our independent auditors and review the performance of the independent auditors.

•	Review the scope of the audit and the findings and approve the fees of the independent auditors.

•	Review and determine in advance permitted audit and non-audit services to be performed by the independent auditors.

•	Satisfy itself as to the independence of the independent auditors and ensure receipt of their annual independence statement.

•	Appoint and oversee the performance of the head of the Company’s internal audit function and approve the annual internal audit plan.

The Board has determined that all current members of the Audit Committee meet the applicable NASDAQ and SEC standards for membership on the Audit Committee, and that each of Ms. Bruner, Mr. Adams, Mr. Coleman and Ms. Tilenius is an audit committee financial expert, as that term is defined by rules of the SEC.

A copy of the charter of the Audit Committee is available on our website, investors.seagate.com, under the “Governance” tab.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Compensation Committee

Members:            Edward J. Zander, Chairperson

Mark W. Adams

Michael R. Cannon

Jay L. Geldmacher

Dylan Haggart

Key Functions:

•	Establish executive compensation policies.

•	Present all compensation decisions pertaining to the CEO to the full Board for determination by the Board’s independent directors.

•	Review and decide upon compensation of other executive officers.

•	Review and decide upon executive compensation and benefit programs.

•	Oversee the administration of the Company’s equity compensation plans.

•	Review and recommend significant changes in principal employee benefit programs.

•	Select, retain and oversee Compensation Committee consultants.

•	Recommend for decision by the independent members of the Board the compensation to be paid to non-employee directors.

The Board has determined that each member of the Compensation Committee meets all applicable NASDAQ and SEC standards for membership on the Compensation Committee. In addition, the Board has determined that each member of the Compensation Committee qualifies as a “Non-Employee Director” within the meaning of Rule 16b-3 of the Exchange Act.

A copy of the charter of the Compensation Committee is available on our website, investors.seagate.com, under the “Governance” tab.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Nominating and Corporate Governance Committee

Members:            Michael R. Cannon, Chairperson

Judy Bruner

Edward J. Zander

Key Functions:

•	Identify individuals qualified to become directors and recommend candidates for all directorships, and Board committee memberships.

•	Review the Company’s Corporate Governance Guidelines and Board committee charters, and make recommendations for changes.

•	Oversee the Board, Board committees, and director self-evaluation process.

•	Consider questions of independence, related party transactions, and potential conflicts of interest of directors and executive officers.

•	Take a leadership role in shaping the corporate governance of the Company.

The Board has determined that each member of the Nominating and Corporate Governance Committee is “independent” as defined in the NASDAQ listing standards and the Company’s Corporate Governance Guidelines.

A copy of the charter of the Nominating and Corporate Governance Committee is available on our website, investors.seagate.com, under the “Governance” tab.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Board, Board Committee and Annual Meeting Attendance

The Board and the Board committees held the following number of meetings during fiscal year 2019:

Board	4
Audit Committee	5
Compensation Committee	6
Nominating and Corporate Governance Committee	4
Finance Committee	2(1)

(1)	The Board dissolved the Finance Committee on October 29, 2018.

Each incumbent director attended over 75% of the total number of meetings of the Board and the Board committees on which he or she served during fiscal year 2019. The Company’s non-employee directors held executive sessions without management present during the four regularly scheduled quarterly Board meetings held in fiscal year 2019 as well as during committee meetings. It is the Board’s general practice to hold an executive session of the independent directors in connection with regularly scheduled Board and Board committee meetings.

The Company expects all Board members to attend the 2019 AGM although other commitments may prevent some directors from attending the meeting. All directors who served in such capacity on October 30, 2018 except Mr. Adams and Dr. Park attended the 2018 Annual General Meeting of Shareholders of the Company (the “2018 AGM”), which was held on October 30, 2018 in Dublin, Ireland.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

COMPENSATION OF DIRECTORS

Cash and Equity Compensation

Our director compensation program is designed to 1) compensate non-employee directors fairly for the work required for a company of our size and scope and 2) align directors’ interests with the long-term interests of our shareholders. The program reflects our desire to attract, retain and utilize the expertise of highly qualified people serving on the Company’s Board. Employee-directors do not receive any additional compensation for serving as a director.

Our fiscal year 2019 director compensation program for non-employee directors consisted of the elements set forth in the table below.

Compensation Element	Position	Retainer ($)
Cash Retainer
Board	Non-executive Chairperson	75,000
	Member	100,000
Audit Committee	Chairperson	35,000
	Member	15,000
Compensation Committee	Chairperson	30,000
	Member	10,000
Nominating and Corporate Governance Committee	Chairperson	20,000
	Member	10,000
Finance Committee[1]	Chairperson	20,000
	Member	10,000
Lead Independent Director		40,000
Annual Restricted Share Unit Award		275,000

1	The Board dissolved the Finance Committee on October 29, 2018.

Each newly appointed or elected non-employee director (including non-employee directors re-elected at an annual general meeting) receives an initial restricted share unit (“RSU”) award equal in number to $275,000 divided by the average closing share price for the quarter prior to the award, rounded to the nearest whole share. If the appointment occurred other than in connection with the annual election of directors at an annual general meeting, this dollar amount would be pro-rated for the year of appointment. If, prior to commencement of Board service, the new director was an officer or member of the board of directors of an entity acquired by Seagate, the Board may award a lesser number of RSUs. The grant date for each such award is the date of the director’s election or appointment. Generally, each RSU award will vest on the earlier of the one year anniversary of the grant date or the day prior to the next election of directors at an annual general meeting (provided such annual general meeting is held at least 50 weeks after the prior meeting). All RSU awards will become fully vested in the event of a “Change of Control” of Seagate (as such term is defined in the Seagate Technology plc 2012 Equity Incentive Plan (“EIP”)).

In addition to the cash compensation and equity awards, all members of the Board are reimbursed for their reasonable out-of-pocket travel expenses incurred in attending Board meetings and other Board-related activities.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Share Ownership Requirement

To align the interests of directors with the Company’s shareholders, the Board has adopted a share ownership requirement of four times the annual board cash retainer for non-executive directors. Until a director satisfies the mandatory ownership level, he or she may not sell more than that number of (i) shares that vest pursuant to any outstanding restricted share award or RSU award or (ii) shares that are obtained upon the exercise of any option as is necessary, in each case, to cover the tax liability associated with the vesting or exercise of the equity award. Once a director has attained the minimum level of Company share ownership, a director must maintain this minimum level of Company share ownership until his or her resignation or retirement from the Board. In setting the share ownership requirement, the Board considered the input of the independent compensation consultant, the Company’s then-current share price and the period of time, generally, that it would take a director to reach the required ownership level. Executive directors are subject to the share ownership requirements described in the section entitled “Compensation Discussion and Analysis” of this Proxy Statement.

Fiscal Year 2019 Non-Employee Director Compensation

The compensation paid or awarded to our non-employee directors for fiscal year 2019 is set forth in the table below.

Name of Director	Fees Earned or Paid in Cash ($)	Share Awards ($)(1)	All Other Compensation ($)	Total ($)
Stephen J. Luczo	116,346(2)	187,469	265,387(3)	569,202
Mark W. Adams	125,000	187,469	—	312,469
Judy Bruner	145,274	187,469	—	332,743
Michael R. Cannon	170,000	187,469	—	357,469
Mei-Wei Cheng	42,239(4)	—	—	42,239
William T. Coleman	114,973	187,469	—	302,442
Jay L. Geldmacher	120,000	187,469	—	307,469
Dylan Haggart(5)	110,000	187,469	—	297,469
Dr. Chong Sup Park	43,668(4)	—	—	43,668
Stephanie Tilenius	120,000	187,469	—	307,469
Edward J. Zander	140,000	187,469	—	327,469

(1)

Represents the aggregate grant date fair value of RSU awards granted in fiscal year 2019 for financial reporting purposes pursuant to the provisions of Financial Accounting Standards Board’s Accounting Standards Codification (“ASC”) Topic 718, Compensation—Stock Compensation (“ASC 718”). Such amounts do not represent amounts actually paid to or realized by the non-employee director. See Note 11, “Share-Based Compensation” of the Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for fiscal year 2019 regarding assumptions underlying valuation of equity awards. Additional information regarding the RSUs awarded to or held by each non-employee director on the last day of fiscal year 2019 is set forth in the table below.

(2)	Represents the pro-rated amount of fees for fiscal year 2019 paid to Mr. Luczo after becoming a non-employee director on October 30, 2018.
(3)	Represents the pro-rated salary for fiscal year 2019 paid to Mr. Luczo as an employee of the Company.
(4)

Represents the pro-rated amount of fees for fiscal year 2019 paid to Mr. Cheng and Dr. Park for their service on the Board until the 2018 AGM held on October 30, 2018, at which time they did not stand for re-election and did not receive RSU awards for fiscal year 2019.

(5)	Mr. Haggart is a Partner at ValueAct Capital and he relinquishes all cash and vested equity compensation received for service on our Board to the limited partners of ValueAct Capital Master Fund, L.P.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

The aggregate number of outstanding awards for each of our non-employee directors as of June 28, 2019 is set forth in the table below.

Name of Director	Aggregate Number of Outstanding Awards
Stephen J. Luczo	481,364(1)
Mark W. Adams	5,146(3)
Judy Bruner	5,146(3)
Michael R. Cannon	5,146(3)
William T. Coleman	5,146(3)
Jay L. Geldmacher	5,146(3)
Dylan Haggart	5,146(2)	(3)
Stephanie Tilenius	5,146(3)
Edward J. Zander	5,146(3)

(1)

Represents 5,146 outstanding RSUs awarded to Mr. Luczo on October 30, 2018 for his service as a non-employee director, 140,013 outstanding RSUs awarded to Mr. Luczo on September 11, 2017 while he was an employee of the Company, 14,221 ordinary shares issuable pursuant to TPSUs awarded to Mr. Luczo on September 9, 2015 while he was an employee of the Company, and 321,984 ordinary shares subject to options that are outstanding and were granted while he was an employee of the Company.

(2)	Mr. Haggart is a Partner at ValueAct Capital and he relinquishes all vested equity compensation received for service on our Board to the limited partners of ValueAct Capital Master Fund, L.P.
(3)	Represents outstanding RSUs awarded to our non-employee directors on October 30, 2018.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of August 26, 2019, the beneficial ownership of our ordinary shares by each of our directors and Director Nominees, each executive officer named in the Summary Compensation Table for fiscal year 2019 below, and all directors and executive officers of the Company as a group.

Name of Beneficial Owner	Number of Ordinary Shares Beneficially Owned	Percentage of Class Beneficially Owned(1)
Directors, Director Nominees and Named Executive Officers:
William D. Mosley(2)	785,911	*
Gianluca Romano(3)	—	*
James J. Murphy(4)	335,996	*
Jeffrey D. Nygaard(5)	177,894	*
Katherine E. Schuelke(6)	71,714	*
David H. Morton, Jr.(7)	3,378	*
Kathryn R. Scolnick(8)	40,631	*
Stephen J. Luczo(9)	1,414,347	*
Mark W. Adams(10)	8,680	*
Judy Bruner(11)	3,382	*
Michael R. Cannon(12)	27,299	*
William T. Coleman(13)	11,020	*
Jay L. Geldmacher(14)	9,420	*
Dylan Haggart(15)	—	*
Stephanie Tilenius(16)	16,605	*
Edward J. Zander(17)	59,493	*
All Directors, Director Nominees and Executive Officers as a group (16 persons)(18)	2,965,770	1.12%

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

The following table sets forth each shareholder which is known by us to be the beneficial owner of more than 5% of the outstanding ordinary shares of the Company. This information is as of August 26, 2019, except as otherwise indicated in the notes to the table.

Name and Address of Beneficial Owner	Number of Ordinary Shares Beneficially Owned	Percentage of Class Beneficially Owned(1)
Clearbridge Investments, LLC(19)	25,909,101	9.77%
620 8th Ave.
New York, NY 10018
BlackRock, Inc.(20)	19,513,940	7.36%
55 East 52nd Street
New York, NY 10055
FMR LLC(21)	23,656,497	8.92%
245 Summer Street
Boston, MA 02210
The Vanguard Group, Inc.(22)	31,858,787	12.01%
100 Vanguard Blvd.
Malvern, PA 19355
ValueAct Capital(23)	29,520,160	11.13%
One Letterman Drive, Building D, Fourth Floor
San Francisco, CA 94129

*	Less than 1% of Seagate’s ordinary shares outstanding.
(1)

Percentage of class beneficially owned is based on 265,293,727 ordinary shares outstanding as of August 26, 2019. Each ordinary share is entitled to one vote. Ordinary shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of August 26, 2019 and ordinary shares issuable pursuant to RSUs, threshold performance share units (“TPSUs”) and performance share units (“PSUs”) vesting within 60 days of August 26, 2019 are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options, RSUs, TPSUs and/or PSUs, but are not deemed outstanding for computing the percentage of any other person or group.

(2)

Includes 214,596 ordinary shares held directly by Dr. Mosley, 522,808 ordinary shares subject to options that are currently exercisable or will become exercisable within 60 days of August 26, 2019, and 48,507 ordinary shares issuable pursuant to TPSUs that will vest within 60 days of August 26, 2019. Does not include 101,706 ordinary shares issuable pursuant to PSUs that are subject to vesting within 60 days of August 26, 2019. The 101,706 PSUs represent an annual target number of PSUs that may be earned by Dr. Mosley depending upon the Company’s performance. A lesser amount of such PSUs or a greater amount of up to two times the annual target may actually be received by Dr. Mosley.

(3)	Mr. Romano does not currently hold any ordinary shares or equity awards that are currently exercisable or will become exercisable or vest within 60 days of August 26, 2019.
(4)

Includes 243 ordinary shares held directly by Mr. Murphy, 323,971 ordinary shares subject to options that are currently exercisable or will become exercisable within 60 days of August 26, 2019 and 11,782 ordinary shares issuable pursuant to TPSUs that will vest within 60 days of August 26, 2019.

(5)

Includes 111 ordinary shares held directly by Mr. Nygaard, 33,730 ordinary shares held by the Jeffrey D. Nygaard Revocable Trust U/A dated August 17, 2009, 131,317 ordinary shares subject to options that are currently exercisable or will become exercisable within 60 days of August 26, 2019, 6,770 ordinary shares issuable pursuant to RSUs that will vest within 60 days of August 26, 2019 and 5,966 ordinary shares issuable pursuant to TPSUs that will vest within 60 days of August 26, 2019. Does not include 10,610 ordinary shares issuable pursuant to PSUs that are subject to vesting within 60 days of August 26, 2019. The 10,610 PSUs represent an annual target number of PSUs that may be earned by Mr. Nygaard depending upon the Company’s performance. A lesser amount of such PSUs or a greater amount of up to two times the annual target may actually be received by Mr. Nygaard.

(6)

Includes 5,550 ordinary shares held directly by Ms. Schuelke, 62,257 ordinary shares subject to options that are currently exercisable or will become exercisable within 60 days of August 26, 2019 and 3,907 ordinary shares issuable pursuant to RSUs that will vest within 60 days of August 26, 2019.

(7)	Includes 3,378 ordinary shares held directly by Mr. Morton. Mr. Morton resigned from his position as the Company’s Executive Vice President and Chief Financial Officer effective August 3, 2018.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

(8)

Includes 4,705 ordinary shares held directly by Ms. Scolnick, and 35,926 ordinary shares subject to options that are currently exercisable or will become exercisable within 60 days of August 26, 2019. Ms. Scolnick’s employment with the Company ended effective February 15, 2019. Ms. Scolnick entered into a Consulting Services Agreement (“CSA”) with the Company, effective as of February 20, 2019 through October 2, 2019. Ms. Scolnick voluntarily entered into a Mutual Termination Agreement with the Company and terminated the CSA, effective as of July 22, 2019.

(9)

Includes 852,150 ordinary shares held by the Stephen J. Luczo Revocable Trust, 155,987 ordinary shares held by the Stephen J. Luczo 2017 Grantor Retained Annuity Trust, 321,984 ordinary shares subject to options that are currently exercisable or will become exercisable within 60 days of August 26, 2019, 70,005 ordinary shares issuable pursuant to RSUs that will vest within 60 days of August 26, 2019, and 14,221 ordinary shares issuable pursuant to TPSUs that will vest within 60 days of August 26, 2019.

(10)	Includes 8,680 ordinary shares held directly by Mr. Adams.
(11)	Includes 3,382 ordinary shares held by the Bruner Living Trust.
(12)	Includes 20,414 ordinary shares held directly by Mr. Cannon and 6,885 ordinary shares held by the Michael R. Cannon Trust.
(13)	Includes 11,020 ordinary shares held directly by Mr. Coleman.
(14)	Includes 9,420 ordinary shares held directly by Mr. Geldmacher.
(15)

As a partner of ValueAct Capital, Mr. Haggart may be deemed to be the beneficial owner of the shares held by the ValueAct entities as described in note 23 below. Mr. Haggart disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in ValueAct.

(16)	Includes 16,605 ordinary shares held directly by Ms. Tilenius.
(17)	Includes 42,795 ordinary shares held by the Edward and Mona Zander Trust dated 4/19/1993 and 16,698 ordinary shares held by Zanadu Capital Partners, L.P.
(18)

All directors, Director Nominees and current executive officers as a group (i) directly and indirectly hold 1,406,349 ordinary shares, (ii) hold 1,398,263 ordinary shares subject to options that are currently exercisable or will become exercisable within 60 days of August 26, 2019, (iii) hold 80,682 ordinary shares issuable pursuant to RSUs that will vest within 60 days of August 26, 2019, and (iv) hold 80,476 ordinary shares issuable pursuant to TPSUs that will vest within 60 days of August 26, 2019. The 112,316 PSUs that are subject to vesting within 60 days of August 26, 2019 represent an annual target number of PSUs that may be earned collectively by the executive officers depending upon the Company’s performance and are not included. A lesser amount of such PSUs or a greater amount of up to two times the executive officers’ respective annual targets may actually be received by the executive officers.

(19)

Based solely on information reported by Clearbridge Investments, LLC (“Clearbridge”) on the seventh amendment to Schedule 13G filed with the SEC on February 14, 2019, and reporting ownership as of December 31, 2018. Clearbridge has sole voting power over 25,031,349 ordinary shares and sole dispositive power over 25,909,101 ordinary shares.

(20)

Based solely on information reported by BlackRock, Inc. (“BlackRock”) on the fourth amendment to the Schedule 13G filed with the SEC on February 6, 2019, and reporting ownership as of December 31, 2018. BlackRock has sole voting power over 17,747,081 ordinary shares and sole dispositive power over 19,513,940 ordinary shares.

(21)

Based solely on information reported by FMR LLC (“FMR”) on the eleventh amendment to Schedule 13G filed with the SEC on February 13, 2019 and reporting ownership as of December 31, 2018. FMR has sole voting power over 2,952,215 ordinary shares and sole dispositive power over 23,656,497 ordinary shares.

(22)

Based solely on information reported by The Vanguard Group, Inc. (“Vanguard”) on the seventh amendment to Schedule 13G filed with the SEC on February 13, 2019, and reporting ownership as of December 31, 2018. Vanguard has sole voting power over 259,486 ordinary shares, shared voting power over 62,570 ordinary shares, sole dispositive power over 31,548,546 ordinary shares and shared dispositive power over 310,241 ordinary shares.

(23)

Based solely on information reported by ValueAct Capital Master Fund, L.P., ValueAct Capital Master Fund B, L.P. and their affiliates on the fourth amendment to Schedule 13D filed with the SEC on February 8, 2019 and reporting ownership as of February 8, 2019. The 27,295,160 ordinary shares held by ValueAct MasterFund L.P. may be deemed to be indirectly beneficially owned by (i) VA Partners I, LLC as General Partner of ValueAct Capital Master Fund, L.P., (ii) ValueAct Capital Management, L.P. as the manager of ValueAct Capital Master Fund, L.P., (iii) ValueAct Capital Management, LLC as General Partner of ValueAct Capital Management, L.P., (iv) ValueAct Holdings, L.P. as the majority owner of the membership interests of VA Partners I, LLC, (v) ValueAct Holdings II, L.P. as the sole owner of the membership interests of ValueAct Capital Management, LLC and as the majority owner of the limited partnership interests of ValueAct Capital Management, L.P., and (vi) ValueAct Holdings GP, LLC as General Partner of ValueAct Holdings, L.P. and ValueAct Holdings II, L.P. The 2,225,000 ordinary shares held by ValueAct Capital Master Fund B, L.P. may be deemed to be indirectly beneficially owned by (i) VA Partners I, LLC as General Partner of ValueAct Capital Master Fund B, L.P., (ii) ValueAct Capital Management, L.P. as the manager of ValueAct Capital Master Fund B, L.P., (iii) ValueAct Capital Management, LLC as General Partner of ValueAct Capital Management, L.P., (iv) ValueAct Holdings, L.P. as the majority owner of the membership interests of VA Partners I, LLC, (v) ValueAct Holdings II, L.P. as the sole owner of the membership interests of ValueAct Capital Management, LLC and as the majority owner of the limited partnership interests of ValueAct Capital Management, L.P., and (vi) ValueAct Holdings GP, LLC as General Partner of ValueAct Holdings, L.P. and ValueAct Holdings II, L.P.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act, as amended, requires our directors and certain officers, and persons who beneficially own more than 10% of the Company’s ordinary shares, to file reports of ownership and reports of changes in ownership with the SEC. To the Company’s knowledge, based solely on its review of such forms received by the Company and written representations that no other reports were required, all Section 16(a) filing requirements were complied with for fiscal year 2019.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Fiscal Year 2019 Company Highlights

Please see the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for fiscal year 2019 for a more detailed description of our fiscal year 2019 financial results.

Highlights of fiscal year 2019 financial performance include:

•

Exabytes, Revenue, and Gross Margin Percentage: We shipped 347 exabytes averaging 2.5 terabytes capacity per drive, generating revenue of approximately $10.4 billion and gross margins of 28% of revenue.

•	Share Repurchases: We repurchased approximately 21 million of our ordinary shares during fiscal year 2019 for approximately $963 million.

•	Dividends Paid: We paid $713 million in dividends during fiscal year 2019.

•	Diluted Earnings per Share: Our diluted earnings per share was $7.06(1) for fiscal year 2019.

The following table presents certain key financial metrics for the past three fiscal years.

(in millions except earnings per share, exabytes and gross margin percentage)	Fiscal Year 2019	Fiscal Year 2018	Fiscal Year 2017
Exabytes shipped	347	338	263
Revenues (GAAP)	$10,390	$11,184	$10,771
Gross margin Percentage (GAAP)	28	30	29
Income from operations (GAAP)	$1,487	$1,634	$1,054
Net income (GAAP)(1)	$2,012	$1,182	$772
Diluted earnings per share (GAAP)(1)	$7.06	$4.05	$2.58

(1)

The Company recorded an income tax benefit of $640 million for fiscal year 2019. Please see the section entitled “Financial Statements and Supplementary Data” in our Annual Report on Form 10-K for fiscal year 2019.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Executive Summary

This Compensation Discussion and Analysis provides an overview of our executive compensation program for fiscal year 2019 and our executive compensation philosophies and objectives, as well as the compensation awarded to our fiscal year 2019 named executive officers (“NEOs”), who are listed below.

Named Executive Officers	Job Title
William D. Mosley	Chief Executive Officer
Gianluca Romano(1)	Executive Vice President and Chief Financial Officer
James J. Murphy(2)	Executive Vice President, Worldwide Sales and Marketing
Jeffrey D. Nygaard	Executive Vice President, Operations, Product Development, and Technology Development
Katherine E. Schuelke	Senior Vice President, Chief Legal Officer and Company Secretary
David H. Morton, Jr. (3)	Former Executive Vice President and Chief Financial Officer
Kathryn R. Scolnick(4)	Former Senior Vice President and Interim Chief Financial Officer

(1)	Mr. Romano was appointed Executive Vice President and Chief Financial Officer effective January 7, 2019.
(2)

Mr. Murphy will leave the Company effective December 31, 2019. Upon his termination, Mr. Murphy will be eligible for benefits under and pursuant to the terms of the Fifth Amended and Restated Seagate Technology Executive Severance and Change in Control Plan.

(3)	Mr. Morton resigned from his position as Executive Vice President and Chief Financial Officer effective August 3, 2018.
(4)

Ms. Scolnick served as Interim Chief Financial Officer effective August 4, 2018 through January 7, 2019. Her employment with Seagate ended effective February 15, 2019. Ms. Scolnick entered into a Consulting Services Agreement (“CSA”) with the Company, effective as of February 20, 2019 through October 2, 2019. Ms. Scolnick voluntarily entered into a Mutual Termination Agreement with the Company and terminated the CSA, effective as of July  22, 2019.

Fiscal Year 2019 Executive Compensation Highlights

Key highlights of our executive compensation program for fiscal year 2019 are as follows:

•

Emphasize Pay-for-Performance Alignment: Our general philosophy and structure of the Company’s executive compensation programs seeks to emphasize strong alignment between executive pay and corporate financial performance. A significant majority of our executives’ target compensation is “at risk,” including compensation that is share-based and/or performance-based, tied to pre-established performance goals aligned with our short- and long-term objectives.

•

Balance Compensation Decisions with Talent Retention Objectives and Management Changes: The Company increased the base salaries for our NEOs excluding Messrs. Morton and Romano. These increases were in recognition of our desire to retain talent in a very competitive market, taking into consideration each executive’s performance and benchmarking data.

•

Deliver on our Pay-for-Performance Philosophy: Annual cash incentive payouts reflected the Company’s financial performance in fiscal year 2019. Based on performance against the Company’s executive officer performance bonus objectives (revenue, adjusted operating margin, and a quality metric), the fiscal year 2019 bonus funding was at 62.99% of target. Performance Share Units (“PSUs”) that were granted in fiscal year 2016 vested at 90% of target based on our three-year average annual return on invested capital (“ROIC”) as adjusted by our relative total shareholder return (“TSR”) over the three-year performance period. Our threshold adjusted earnings per share (“AEPS”) performance for fiscal year 2019 was above the $1.00 AEPS threshold; therefore, an additional 25% of each of the outstanding TPSU awards will vest on their next scheduled vesting date following the end of fiscal year 2019, subject to continued employment.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

•

Align Executive Compensation with Shareholder Interests: Long-term equity incentives for Messrs. Mosley, Nygaard and Murphy were granted at target levels using a portfolio of 80% performance-based awards to emphasize long-term strategic incentives (based on achievement of adjusted earnings per share, ROIC, and/or relative TSR goals) and 20% time-based share options. Mses. Schuelke and Scolnick received 60% time-based RSUs and 40% performance-based awards. Ms. Scolnick also received time-based RSUs in recognition for her role as interim CFO. Upon hire, Mr. Romano received a mix of 50% performance-based awards and 50% time-based share options. Mr. Morton did not receive a long-term equity incentive award.

Fiscal Year 2019 Executive Compensation Practices

Our executive compensation policies and practices reinforce our pay-for-performance philosophy and align with commonly viewed best practices and sound governance principles. Our executive compensation practices include the following, each of which the Compensation Committee believes reinforces our executive compensation objectives:

What We Do

✓	A majority of the equity incentives granted to our named executive officers are performance-based

✓	Caps on performance-based cash and equity incentive compensation for our named executive officers

✓	Our cash and equity incentive compensation plans are largely based on achievement of financial and operating-performance metrics

✓	A significant portion of executive compensation is “at-risk” and dependent on corporate performance

✓	Clawback provisions on incentive cash and equity compensation

✓	Annual and ongoing review of and determination upon our compensation strategy by the Compensation Committee

✓

Prohibition on short sales, hedging of share ownership positions and transactions involving derivatives of our ordinary shares for all employees and directors and robust restrictions on pledging of our ordinary shares as collateral for loans for directors, executive officers and certain other employees

✓	Meaningful and competitive share ownership guidelines for executive officers and directors

✓	Independent compensation consultant engaged by our Compensation Committee

✓	Annual risk assessment of our compensation programs and practices

What We Don’t Do

c	No “single trigger” change in control benefits

c	No guaranteed salary increases or guaranteed bonus payments for our executives in fiscal year 2019

c	No defined benefit pension plan or supplemental executive pension plan

c	No excise tax reimbursements or tax “gross-ups” in connection with a change in control

c	No post-termination retirement or pension-type non-cash benefits for our executives

c	No re-pricing of options without shareholder approval

c	No dividend equivalents on unvested equity awards

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Our Executive Compensation Strategy

Our executive compensation strategy is intended to drive high performance, strengthen our market position, and increase shareholder value. The goals of our executive compensation programs are to:

•	attract and retain talented leaders through competitive pay programs;

•	motivate executive officers to achieve and exceed business objectives as approved by the Board or Compensation Committee;

•	align executive officer and shareholder interests to optimize long-term shareholder return with acceptable risk; and

•	manage total compensation costs in support of our financial performance.

Our Executive Compensation Programs

Compensation Element	Designed to Reward	Relationship to Compensation Strategy
Base Salary	Related job experience, knowledge of the Company and our industry, and continued dedicated employment with sustained performance	Attract and retain talented executive officers through competitive pay programs

Annual Incentive Executive Officer Performance Cash Bonus Plan	Achievement of the Company’s annual financial and operational goals	Motivate executive officers to achieve and exceed annual business objectives Manage total compensation costs and align them with financial performance

Long-Term Equity Incentives Equity Awards	Increased shareholder value through achievement of long-term strategic goals such as earnings per share, return on invested capital and total shareholder return relative to peers	Align executive officers and shareholder interests to optimize shareholder return Motivate executive officers to achieve and exceed long-term business objectives

Role of Our Compensation Committee

The Compensation Committee is responsible for overseeing the design, development and administration of our compensation and benefits policies and programs. The Compensation Committee, which consists of five independent directors, is responsible for the review and approval of all aspects of our executive compensation programs including:

•	review and approval of corporate incentive goals and objectives relevant to each executive officer’s compensation;

•	evaluation of executive performance results in light of such goals and objectives;

•	evaluation of the competitiveness of each executive officer’s total compensation package in relation to compensation paid to executives performing similar functions at our peer companies; and

•

approval of any changes to our executive officers’ total compensation packages, including base salary, annual and long-term incentive award opportunities, share ownership guidelines and retention programs.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

The Compensation Committee recommends to the independent directors of the Board the compensation, compensation plans and equity grants specific to our CEO, and the independent directors of the Board determine the overall compensation package of our CEO. Our CEO does not participate in the determination of his/her own compensation. The Compensation Committee is supported in its work by our Senior Vice President of Human Resources and his/her staff, and an executive compensation consultant, as described below. The Compensation Committee reviews and determines the compensation of all other executive officers.

Role of the Compensation Consultant

The Compensation Committee retained FW Cook as its independent consultant for advice and counsel during fiscal year 2019 to provide an external review of compensation proposals and to help align our compensation decisions to our executive compensation strategy. FW Cook’s consulting during fiscal year 2019 included oversight on the risk assessment of compensation programs directed by the Compensation Committee, as well as consultation in support of the Compensation Committee’s decisions regarding compensation programs involving NEOs, including salary changes, determination of equity awards, annual incentive plan design, and annual review of our severance plan and share ownership guidelines. FW Cook also developed recommendations provided to the Compensation Committee for the compensation of our CEO. Further, FW Cook provided advice to the Compensation Committee regarding non-employee director compensation.

FW Cook is not permitted to provide services to the Company’s management except as directed by the Compensation Committee and did not provide such services in fiscal year 2019. The Compensation Committee retains sole authority to hire any compensation consultant, approve its compensation, determine the nature and scope of its services, evaluate its performance and terminate its engagement.

In connection with its engagement of FW Cook, the Compensation Committee considered various factors in determining FW Cook’s independence including, but not limited to, the amount of fees received by FW Cook from Seagate as a percentage of FW Cook’s total revenue, FW Cook’s policies and procedures designed to prevent conflicts of interest, and the existence of any business or personal relationship that could impact FW Cook’s independence. After reviewing these and other factors, the Compensation Committee determined that FW Cook was independent and its engagement did not present any conflicts of interest pursuant to the rules of the SEC and the listing rules of NASDAQ.

Role of our CEO and Management in the Decision-Making Process

Within the framework of the compensation programs approved by the Compensation Committee and based on management’s review of market competitive practices, each year our CEO recommends the amount of base salary increase (if any), the amount of the annual incentive bonus opportunity and the long-term incentive award value for our executive officers, including the NEOs. These recommendations are based upon the CEO’s assessment of each executive officer’s performance, as well as the Company’s performance as a whole, and individual retention considerations. The Compensation Committee reviews and evaluates the CEO’s recommendations and decides upon our executive officers’ compensation, including any changes to such compensation, as it determines in its sole discretion. The CEO does not recommend his/her own compensation and the Compensation Committee and the independent directors meet without the CEO present when his/her compensation is evaluated and/or set.

Our Senior Vice President of Human Resources and members of his/her staff assist the Compensation Committee in its review of our executive compensation plans and programs, including providing market data on competitive pay practices, program design and changes in the corporate governance landscape concerning executive compensation matters.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Fiscal Year 2018 Shareholder Advisory Vote Results

At the 2018 AGM, the Company’s shareholders approved the advisory proposal regarding the compensation of the NEOs with approximately 95% of the votes cast in favor of our executive compensation programs (excluding abstentions). The Board appreciates the shareholders’ continued support of the Company’s compensation philosophy and objectives, which reaffirms to the Board the appropriateness, effectiveness and market competitiveness of the Company’s executive compensation programs, including continued emphasis on programs that reward our executive officers for generating sustainable profitability and delivering long-term value for our shareholders. No significant changes were made to the Company’s overall executive compensation strategy in fiscal year 2019. The Board and the Compensation Committee will continue to consider the results of the Company’s annual shareholder advisory votes when making future compensation decisions for the NEOs.

Executive Market Comparison Peer Group

The Compensation Committee reviews NEO roles and responsibilities and establishes ranges for each element of executive pay after reviewing similar information for a defined group of companies (the “Executive Peer Group”) that compete for comparable executive talent. The Compensation Committee reviews analyses of disclosures and published surveys of compensation among the Executive Peer Group companies when considering compensation for executive officers in similar roles.

As part of our annual review cycle, the Compensation Committee reviewed the Executive Peer Group and made changes to the selection criteria for fiscal year 2019. Executive Peer Group companies were selected based on a similar industry classification (as defined by Global Industry Classification Standard (“GICS”), 4520 Technology Hardware and Equipment or 4530 Semiconductors and Semiconductor Equipment, excluding companies that are not subject to U.S. securities reporting requirements and wholesale distributors), having trailing twelve-month (“TTM”) sales between $4 and $100 billion.

The Compensation Committee monitors a “watch list” of companies to support year-over-year consistency among companies in the Executive Peer Group. Companies identified as part of the “watch list” generally will only be added to the Executive Peer Group after meeting sales criteria for two consecutive years, and generally will only be removed after failing to meet the sales criteria for two consecutive years.

We do not benchmark the total annual compensation of our executive officers to a specific market percentile, although the total annual target compensation (including base salary, target annual incentive and target long-term incentives) for the NEOs generally has fallen near the median for similar positions within the Executive Peer Group.

We believe the total executive pay opportunity is appropriate to attract and retain top leadership talent in a competitive labor market in our industry segment, particularly given our size relative to the Executive Peer Group and in light of the uncertainty of the actual amount of pay that each NEO can earn given the volatility of our business. Due to our emphasis on performance-based pay, generally the amounts actually received by our executive officers are heavily dependent on the Company’s financial performance.

While we consider the pay practices of our Executive Peer Group companies in determining target compensation for our executive officers, we did not compare our performance with the performance of the Executive Peer Group companies when evaluating salary levels or determining the size of particular incentive awards. The target amounts and compensation mix vary for each NEO and is dependent upon various factors, none of which is specifically weighted, including the importance of the position to our organization, overall retention value, internal pay equity, and projected future value of the total compensation package.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

The Executive Peer Group for fiscal year 2019 included the following companies (1):

	Sales
Company Name	TTM ($M)	FYE ($M)

Advanced Micro Devices, Inc.	4,955	4,272

Amphenol Corp.	6,719	6,286

Applied Materials Inc.	13,865	10,825

ARRIS International plc	6,635	6,829

Broadcom Inc.	16,928	13,240

Cisco Systems, Inc.	48,005	48,005

CommScope Holding Company, Inc.	4,619	4,924

Corning Inc.	9,955	9,390

Flex Ltd.	24,256	23,863

L3Harris	5,893	5,900

Hewlett Packard Enterprise Co.	48,287	50,123

HP Inc.	50,641	48,238

Intel Corp.	62,082	59,387

Jabil Circuit Inc.	19,063	19,063

Juniper Networks, Inc.	5,173	4,990

Lam Research Corp.	8,859	8,014

Micron Technology, Inc.	20,322	20,322

Motorola Solutions, Inc.	6,306	6,038

NCR Corp.	6,536	6,543

NetApp, Inc.	5,550	5,519

NVIDIA Corp.	8,976	6,910

QUALCOMM Inc.	22,291	22,291

Sanmina Corp.	6,869	6,869

TE Connectivity Ltd.	13,113	13,113

Texas Instruments Inc.	14,625	13,370

Western Digital Corp.	19,560	19,093

Xerox Corp.	10,252	10,771

Peer Group Median	10,252	10,771

Peer Group Average	17,420	16,822

Seagate Technology plc	10,606	10,771

(1)	Based on information available as of November 9, 2017, which was the most recent available data at the time the peer group was approved in January 2018.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

For fiscal year 2019, the Compensation Committee added Cisco Systems, Inc., Hewlett Packard Enterprise Co., HP Inc., Intel Corp., Sanmina Corp, and Xerox Corp. Further, Advanced Micro Devices, Inc. and CommScope Holding Company, Inc. were added to the Executive Peer Group for fiscal year 2019 from the watch list after meeting the Executive Peer Group selection criteria for two consecutive years. No companies were removed from the Executive Peer Group for fiscal year 2019.

How We Determine Individual Compensation Amounts for the NEOs

As discussed above in greater detail under the heading “Role of our CEO and Management in the Decision-Making Process,” the CEO and the Senior Vice President of Human Resources, along with members of his/her staff, review with the Compensation Committee all compensation elements for our NEOs at least annually, and the Compensation Committee determines the value of each compensation element as described below. The proportion of each pay element value (i.e., the compensation mix) relative to total compensation varies by individual, although for our executive officers, the emphasis is on pay that is performance-based and is variable and contingent on our financial performance. Variations in the compensation mix among NEOs reflect differences in scope of responsibility as well as Executive Peer Group market data.

Total Annual Target Compensation Mix

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

For fiscal year 2019, Dr. Mosley’s total annual actual compensation was higher than the other NEOs’ total annual actual compensation, reflecting the significantly higher job scope, level of responsibility and impact on business performance for our CEO compared with other NEOs, and in consideration of the fact that a greater portion of Dr. Mosley’s total annual target compensation was “at risk”. The Compensation Committee has determined this differential is consistent with that found among our Executive Peer Group companies.

As a result, as reflected in the Summary Compensation Table for fiscal year 2019, the mix of total actual compensation for Dr. Mosley was 10% annual base salary, 10% annual incentive and 80% long-term equity incentives. The average mix of total actual compensation for Messrs. Romano, Murphy, Nygaard and Ms. Schuelke was 13% annual base salary, 8% annual incentives and 79% long-term equity incentives.

Annual Base Salary

Base salaries are the fixed annual cash amounts paid to our NEOs. In reviewing and determining base salaries, the Compensation Committee considers:

•	competitive market levels for comparable positions in the Executive Peer Group;

•	related experience;

•	expected future contributions;

•	overall ability to influence our financial performance and the strategic impact of the role; and

•	the ease or difficulty of replacing the incumbent.

Salaries are reviewed annually and may be revised to reflect significant changes in the scope of an NEO’s responsibilities and/or market conditions. Our goal is to be competitive with respect to base salary while distinguishing ourselves from the Executive Peer Group by providing a greater emphasis on compensating our executive officers through the use of performance-based incentives that are consistent with our strategy of motivating executive officers to achieve and exceed annual and multi-year business objectives.

The following annualized base salary changes occurred during fiscal year 2019:

Name	FY2018 Salary $	FY2019 Salary $	Percent Change %

William D. Mosley(1)	1,000,002	1,100,008	10.0%

Gianluca Romano	—	600,018	n/a

James J. Murphy(1)	575,016	624,998	8.7%

Jeffrey D. Nygaard(1)	430,019	480,002	11.6%

Katherine E. Schuelke(1)	450,008	499,990	11.1%

Kathryn R. Scolnick(1)	330,013	400,005	21.2%

(1)	Base salary increases were determined by the strategic impact of the NEO’s role and alignment to market

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Annual Bonus Plan—Executive Officer Performance Cash Bonus

All NEOs participate in our shareholder-approved Executive Officer Performance Cash Bonus Plan (“EOPB”), which is intended to promote achievement of our annual financial and operational goals as approved by the Compensation Committee. The target cash bonus percentage for each NEO is based on the competitive marketplace and the NEO’s role, as well as taking internal pay equity into consideration. Actual cash payments under the EOPB may be above or below this level, based on performance versus the pre-established goals. Individual awards paid to each NEO, except the CEO, following the end of the performance period are determined by the Compensation Committee after certifying our financial and operational performance. The Compensation Committee, together with the other independent directors of the Board, determine the CEO’s bonus opportunity under the EOPB, including the amount of the CEO’s target bonus opportunity, and the payout level based on performance results.

On July 5, 2018, the Compensation Committee approved the performance metrics and funding targets to be used for calculating annual bonus awards for each executive officer for fiscal year 2019 under the EOPB. Funding of the EOPB for fiscal year 2019 was determined based on the Company’s performance with respect to the following metrics:

•	revenue; and

•	adjusted operating margin (defined as adjusted operating income, divided by revenue); both as modified by

•

a quality metric, which we refer to as Reliability Quality Competitiveness Best in Class (“RQC BiC”), which is a measure of how our key customers view Seagate’s product quality compared with the product quality of our competitors.

While we track many operational and strategic performance goals throughout the year, adjusted operating margin and revenue together are considered a key measure of our success in achieving profitable growth and were selected for fiscal year 2019 to continue to align payouts under the EOPB with the Company’s profitability year-over-year. Adjusted operating income, used to determine adjusted operating margin for purposes of the EOPB, is defined as operating income, adjusted to exclude the impact of non-operating activities and material, unusual or non-recurring gains and losses, accounting charges or other extraordinary events that were not budgeted and/or foreseen at the time the performance targets were established, and includes estimated interest expenses, taxes and variable cash compensation. Any adjustment factors for adjusted operating margin at the end of the fiscal year are reviewed and decided upon by the Compensation Committee. Revenue and adjusted operating margin are then modified by RQC BiC, because quality is considered a critical part of our overall business performance.

Funding for the EOPB bonus pool was determined based on the adjusted operating margin and the level of revenues, both as modified by the RQC BiC actually achieved during fiscal year 2019. The adjusted operating margin metric was established with a threshold performance level of 13.1%, a target performance level of 18.4%, and a maximum performance level of 23.0%. The minimum target level for RQC BiC is 80% and must be achieved by each of our five key markets each quarter. Once the Company achieves or exceeds the threshold adjusted operating margin, the combination of adjusted operating margin and revenue determines preliminary funding. This amount could then be reduced by 1.25% per key market per quarter for each of our key five markets that do not achieve the minimum RQC BiC performance level, capped at 25% total. For fiscal year 2019, the RQC BiC modifier was 96.25%.

The three performance metrics noted above were used to determine the applicable percentage of our annual revenue allocated to the overall bonus pool used for the payment of bonuses to all eligible employees,

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

including to our executive officers under the EOPB. The funded amount, once approved by the Compensation Committee, is allocated among eligible participants. Funding for individual bonuses paid to our NEOs is based upon each executive officer’s target bonus expressed as a percentage of base salary.

For fiscal year 2019 there were no changes to targets from prior year:

•	Dr. Mosley had a target bonus equal to 150% of his base salary in his role as CEO;

•	Messrs. Romano, Murphy and Nygaard had a target bonus equal to 100% of their annual base salary in their roles as Executive Vice President; and

•	Mses. Schuelke and Scolnick had a target bonus equal to 75% of their annual base salary in their roles as Senior Vice President.

The Compensation Committee, with respect to all NEOs except our CEO, and the independent directors of the Board with respect to our CEO, retain the discretion to reduce or increase the amount of the bonus payout based on its overall assessment of the Company’s performance, including factors such as revenue, profitability, product quality, cost containment and expense management, market share, strategic objectives and legal and regulatory compliance, and based on individual executives’ performance against operational goals and objectives.

Based on our performance for fiscal year 2019, funding was set at 62.99% of target. Given the funded amount, the Compensation Committee determined to award the following bonuses for fiscal year 2019:

Named Executive Officer	Annual Salary ($)	Target Bonus Percentage (%)	FY2019 EOPB Funding(1) (%)	FY2019 EOPB Payment ($)
William D. Mosley	1,100,008	150	94.49	1,039,343
Gianluca Romano(2)	285,173	100	62.99	179,631
James J. Murphy	624,998	100	62.99	393,686
Jeffrey D. Nygaard	480,002	100	62.99	302,353
Katherine E. Schuelke	499,990	75	47.24	236,208
Kathryn R. Scolnick(3)	400,005	75	—	—

(1)	Percentages are rounded to the nearest whole number.
(2)	Mr. Romano was appointed Executive Vice President and Chief Financial Officer effective January 7, 2019.
(3)	Ms. Scolnick was not eligible for an EOPB bonus in fiscal year 2019 because she was not an employee of the Company on the payment date.

Long-Term Equity Incentives

In fiscal year 2019, the Compensation Committee granted equity awards to the NEOs under the terms of the EIP. The EIP is intended to:

•	focus executive officers on achieving longer-term business performance goals;

•	provide significant reward potential for outstanding cumulative performance by the Company;

•	enhance the Company’s ability to attract and retain highly-talented executive officers; and

•	provide the Company’s management team with an opportunity for greater equity ownership and related incentives to increase shareholder return.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

The Compensation Committee considers comparable awards to executive officers in the Company’s Executive Peer Group, the NEO’s role, individual performance and potential future contributions when determining our NEOs’ equity incentive awards. Our equity award guidelines and mix of the type of awards granted are based on an analysis of the unvested equity held by an NEO, the practices of Executive Peer Group companies in awarding equity for similar positions (including equity mix and award values), potential impact on earnings, and the pool of available shares. In determining the award for each NEO, the Compensation Committee also considers the Company’s goals for retaining the NEO for the long term.

NEOs are generally awarded equity on an annual basis, typically in mid-September, as part of our annual award cycle and these equity incentive awards generally consist of a mix of time-vesting options, Threshold Performance Share Units (“TPSUs”) and PSUs (each as governed by the EIP and as described more fully below), reflecting a strong emphasis on pay-for-performance and the alignment of interests between our NEOs and our shareholders.

For our NEOs, except Mr. Romano and Mses. Schuelke and Scolnick, the equity grants made to each of our NEOs for fiscal year 2019 are comprised of 20% time-based options and 80% performance-based awards (the mix of performance-based awards consisting of 30% TPSUs and 50% PSUs). In their roles as Senior Vice Presidents, Mses. Schuelke and Scolnick received a mix of 60% time-based RSUs and 40% PSUs. Ms. Scolnick also received a time-based RSU in recognition of her role as interim CFO. This reflects the Compensation Committee’s review and assessment of market practices at Executive Peer Group companies, as well as its determination that these mixes would provide an appropriate blend of incentives to sustain and improve the Company’s financial performance and shareholder value. As part of Mr. Romano’s new hire package, he received a mix of 50% TPSUs and 50% time-based options.

Options

Options generally vest over four years and have a seven-year term. Options are awarded with an exercise price equal to the fair market value of the Company’s ordinary shares on the grant date. Fair market value is defined as the closing price of the Company’s ordinary shares on the NASDAQ on the grant date. The grant date and vesting schedule for options granted to our eligible NEOs are generally determined during the annual award process, but may be different in the case of a new hire or change in employment position.

Share Awards

Restricted Share Units

RSUs generally vest in equal annual installments over four years, contingent on continued service. Each RSU represents the right to receive one of our ordinary shares. If under the terms of the RSU award agreement dividend equivalents accrue, such dividend equivalents are subject to the same vesting conditions as the RSUs, and, therefore, no dividend equivalent payment, if any, will be made on any ordinary shares underlying the RSUs until the RSUs vest. Due to the strong emphasis on pay-for-performance, our CEO and executive vice presidents (“EVPs”) are not eligible to receive RSUs. We believe that long-term equity awards made to our CEO and EVPs should consist only of options, performance-vesting shares, TPSUs, or PSUs to align with our emphasis on pay-for-performance. All outstanding RSU awards currently held by Mr. Nygaard were granted prior to the promotion to his current position.

Threshold Performance Share Units

TPSUs are equity awards with a maximum seven-year vesting period, contingent on continued service and the achievement of specified performance goals. Each TPSU represents the right to receive one of our ordinary shares.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

For each tranche of a TPSU award that is eligible to vest on a vesting date, vesting is contingent on the Company achieving a threshold adjusted earnings per share (“AEPS”) goal of $1.00 for the fiscal year prior to the year in which the vesting date occurs. If the threshold goal is not achieved, vesting of that tranche is delayed to the next scheduled vesting date for which the AEPS goal is achieved. TPSU awards may become fully vested as early as four years from the grant date and remain eligible to vest for up to seven years following the grant date. If the AEPS threshold level has not been met by the end of the seven-year period, any unvested TPSUs will be forfeited. Unvested awards from prior years may vest cumulatively on the scheduled vesting date for a future year within the seven-year vesting period if the annual AEPS threshold for that year is achieved. For example, if AEPS performance prior to the first vesting date is below threshold, then vesting will be delayed. If the AEPS threshold is achieved prior to the second vesting opportunity, then 50% of the award will vest (25% from the first vesting date and 25% from the second vesting date due to the cumulative feature of the award). For purposes of the TPSU awards, AEPS is based on diluted earnings per share, calculated in accordance with U.S. GAAP, excluding the impact of non-operating activities and material, unusual or non-recurring gains and losses, accounting charges or other extraordinary events that were not foreseen at the time the performance target was established, and includes estimated interest expenses, taxes and variable compensation. If under the terms of the TPSU award agreement dividend equivalents accrue during the vesting period, such dividend equivalents are subject to the same vesting conditions as the TPSUs. Consequently, no dividend equivalent payment, if any, will be made on any of the ordinary shares underlying the TPSUs until the TPSUs vest.

Our AEPS performance for fiscal year 2019 was above the $1.00 AEPS threshold; therefore, an additional 25% of each of the outstanding TPSU awards will vest on their next scheduled vesting date following the end of fiscal year 2019, subject to continued employment.

Performance Share Units

PSUs are performance-based RSUs that vest after the end of a three-year performance period, subject to continued employment and the achievement of annual ROIC over the performance period, modified by a factor based on the Company’s relative TSR percentile compared with the Executive Peer Group. ROIC was selected as a key metric because of its ability to measure the efficiency of our use of capital and delivery of earnings above investment, considered a critical factor in the Company’s long-term success. In addition, the relative TSR metric rewards financial performance and is measured by the change in our share price and the dividends we declared during the performance period relative to the performance of the Executive Peer Group. Payout of the targeted number of PSUs will occur if target ROIC is attained over the three-year measurement period and relative TSR is at least at the median of the Executive Peer Group. The final ROIC metric is calculated as the average annual ROIC over the prior three fiscal years. Annual ROIC is calculated as (i) adjusted operating income multiplied by (1 minus the average tax rate), divided by (ii) (x) net plant, property and equipment plus total current assets minus cash, minus (y) current liabilities with the exclusion of the current portion of long-term debt. Adjusted operating income is operating income adjusted to exclude the impact of non-operating activities and material, unusual or non-recurring gains and losses, accounting charges or other extraordinary events that were not budgeted and/or foreseen at the time the performance target was established, and include estimated interest expenses, taxes and variable cash compensation. For fiscal year 2019, the relative TSR modifier is interpolated between 25th to 75th percentiles of the Executive Peer Group’s TSR.

Each PSU represents the right to receive one of our ordinary shares. The Compensation Committee will determine the number of PSUs that will vest at the end of the three-year performance period according to a pre-established vesting matrix. For awards granted in fiscal year 2019, assuming the minimum ROIC performance threshold is achieved, the actual number of ordinary shares that may vest ranges from 38% of the target number of PSUs (assuming ROIC at the threshold level and relative TSR at or below the 25th percentile of the Executive Peer Group) to 200% of the target number of PSUs (assuming an ROIC at the maximum level and relative TSR equal to or above the 75th percentile of the Executive Peer Group). The specific ROIC target values for the PSUs are not publicly

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

disclosed at the time of grant due to the proprietary nature and competitive sensitivity of the information. If under the terms of the PSU award agreement dividend equivalents accrue during the vesting period, such dividend equivalents are subject to the same vesting conditions as the PSUs. Consequently, no dividend equivalent payments, if any, will be made on any of the ordinary shares underlying the PSUs until the PSUs vest.

In fiscal year 2016, we granted PSUs to Messrs. Mosley and Nygaard and Ms. Scolnick that were eligible to vest after the end of a three-year performance period ending on June 29, 2018, subject to continued employment and the achievement of target ROIC over the performance period, modified by a factor based on our TSR percentile compared with the Executive Peer Group. On September 22, 2018, the Compensation Committee certified the level of achievement of the financial performance metrics for the three-year period, such that the PSUs vested at 90% of target based on a three-year average annual ROIC of 79%, and relative TSR below the 25th percentile over the three-year period. As a result, the following numbers of ordinary shares were issued to the executive officers:

Named Executive Officer	Minimum PSUs	Target PSUs	Maximum PSUs	FY2016 PSUs Earned
William D. Mosley	0	40,548	81,096	36,494
Jeffrey D. Nygaard	0	4,380	8,760	3,942
Kathryn R. Scolnick	0	1,145	2,290	1,031

The certification of the relevant financial performance metrics with respect to the PSUs granted in fiscal year 2017 to Messrs. Mosley and Nygaard, which have a three-year performance period that ended on June 28, 2019 was not completed in advance of the filing date of this Proxy Statement.

Share Ownership Guidelines

We established share ownership guidelines to ensure that our NEOs hold a meaningful equity stake in the Company and, by doing so, link their interests with those of our shareholders. Shares directly or indirectly owned (for example, through a trust), along with unvested RSUs (if any) that do not have a performance requirement, are included in the calculation of ordinary shares owned for purposes of the ownership guidelines, but time-based and performance-based options and unvested performance share bonuses, TPSUs and PSUs are not counted until they are exercised or vested, as applicable. NEOs are expected to meet the ownership requirements within five years of the date upon which the NEO first becomes subject to the guidelines. NEOs are measured against the applicable guideline on the last day of each fiscal year, and the results are reported to the Compensation Committee.

Our NEOs will be required to own shares in an amount equal to an applicable target value based on a multiple of annual salary. Our NEOs are required to meet the guidelines by the following ownership requirement dates.

Named Executive Officer	Role	Ownership Requirement Date	Ownership Guideline Salary Multiple	Guideline Met(1)
William D. Mosley	CEO	October 1, 2022	6x	Yes
Gianluca Romano	Executive Vice President	January 7, 2024	3x	In Progress
James J. Murphy	Executive Vice President	November 14, 2021	3x	In Progress
Jeffrey D. Nygaard	Executive Vice President	October 17, 2022	3x	Yes
Katherine E. Schuelke	Senior Vice President	June 29, 2022	2x	Yes

(1)	As of July 1, 2019

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Benefits and Perquisites

Our NEOs are eligible to participate in a broad range of benefits in the same manner as non-executive employees. Seagate does not offer separate benefits for executive officers, other than severance benefits (see “Severance and Change in Control Benefits” below).

We generally do not provide perquisites to our NEOs other than business use of our corporate aircraft and, in certain limited business-related circumstances, reimbursement for the travel costs of the NEO’s significant other. If an NEO’s travel on our corporate aircraft includes a personal element, the NEO is required to reimburse us for the aggregate incremental cost of any such usage. We do consider the value of perquisites, to the extent provided at the Executive Peer Group companies, in assessing the competitiveness of our total compensation package for our NEOs.

Non-Qualified Deferred Compensation Plan

The 2015 Seagate Deferred Compensation Plan (the “SDCP”), effective January 1, 2015, allows our NEOs (and other eligible employees) whose annual base salary is $165,000 or more, or whose target commissions and annual base salary in the aggregate is $165,000 or more, to defer on a pre-tax basis (i) up to 70% of their base salary, (ii) up to 70% of commissions, and (iii) up to 100% of their annual performance-based cash bonus. Deferrals and notional earnings related to those deferrals are reflected on the Company’s books as an unfunded obligation of the Company and remain part of our general assets. We do not contribute to the SDCP, and notional earnings on deferrals are based on the performance of actual investment funds selected by each participant from a menu of investment options offered pursuant to the SDCP. Deferral amounts, earnings and year-end balances for our NEOs are set forth in the table titled “Fiscal Year 2019 Non-qualified Deferred Compensation” under the “Compensation of Named Executive Officers” section below. The SDCP is a successor plan to the prior Seagate Deferred Compensation Plans, as amended from time to time, under which no additional deferrals may be made after December 31, 2014. A grantor (or rabbi) trust was established for the purpose of accumulating funds to satisfy our obligations and process payments due under the prior plans in effect for the performance period through December 31, 2014.

Participants may elect to receive distributions upon retirement or termination of employment or at a specified time while still employed. Participants may elect to receive distributions following retirement or termination in a lump sum or in quarterly installments over 3, 5, 10, or 15 years. Participants may elect to receive in-service distributions in a lump sum or annual installments payable over 2, 3, 4 or 5 years. Upon disability, a participant’s account will be distributed in accordance with his or her retirement/termination distribution elections. Additionally, upon death, a participant’s accounts will be paid to his or her beneficiary or beneficiaries in a cash lump-sum payment payable before the later of the end of the calendar year in which the participant dies or two and one-half months after the participant dies. Unless otherwise determined by the Compensation Committee prior to a change in control, the SDCP will be terminated upon the occurrence of a change in control and the aggregate balance credited to and held in a participant’s account shall generally be distributed to him or her in a lump sum not later than the thirtieth day following the change in control.

Long Term International (Expatriate) Assignment Policy

The Company’s global business needs require it on occasion to relocate certain employees with special or unique skills to countries where those skills may not be readily available. To meet this need, the Company utilizes Long Term International Assignments (“LTIA”). The Company provides certain benefits and allowances to these long-term international assignees according to its LTIA Policy. Mr. Nygaard receives the standard benefits and allowances under the LTIA Policy as described below for his assignment in Thailand.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

The Company provided Mr. Nygaard with housing and related support, goods and services in Thailand, education support for his children, annual home leave travel, and payment for his tax preparation in accordance with the LTIA Policy terms. In addition, the Company makes certain tax equalization payments or reimbursements for expatriates to ensure that the LTIA is tax neutral to the employee. The Company withholds a hypothetical tax amount for the expatriate in amounts roughly equivalent to the taxes of a peer employee in the relevant country not on LTIA. After the expatriate’s actual income tax returns have been prepared, the Company’s accountants prepare a tax equalization calculation to show what the employee should have paid if s/he had remained at home and not taken the LTIA. The employee receives credit for any taxes s/he has paid during the year, and the Company pays all costs related to the actual taxes due in both the home and host locations. The Company’s tax equalization cost is limited to any difference between the actual taxes paid and the “stay at home” tax the employee would have paid, after calculations are prepared by the Company’s accountants.

The total estimated payments made in fiscal year 2019 for Mr. Nygaard’s LTIA benefits is $444,833 as described in note 15 to the Summary Compensation Table for Fiscal Year 2019 in this Proxy Statement. Final actual cost is not known at the time of this filing due to pending tax calculations, which can only be completed at a later date.

Severance and Change in Control Benefits

We provide severance benefits to assist in aligning NEO and shareholder interests during the evaluation of an ownership change, to remain competitive in attracting and retaining NEOs and to support organizational changes necessary to achieve our business strategy. The purpose of the Fifth Amended and Restated Seagate Technology Executive Severance and Change in Control Plan (the “Severance Plan”) is to:

•	provide for the payment of severance benefits to our NEOs in the event their employment with the Company or any applicable subsidiary is terminated without cause or good reason;

•

encourage our NEOs to continue employment in the event of a potential “change in control” (as such term is defined in the section titled “Compensation of Named Executive Officers—Potential Payments upon Qualifying Termination or Change in Control,” below); and

•	ensure that our NEOs generally receive the same types of severance benefits in connection with a qualifying termination of employment.

All of our NEOs receive a level of severance benefits under the terms of the Severance Plan that reflects their level of responsibility within our organization, the strategic importance of their position and a market-competitive level of severance for comparable positions within the Executive Peer Group.

The Severance Plan provisions were developed based on a comparison of severance benefits typically available at the Executive Peer Group companies, in consultation with FW Cook, following review by the independent directors of the Board. Consistent with our compensation philosophy, the Severance Plan provides for severance only in the event of a qualifying termination under the Severance Plan (i.e., a termination by us without “cause” or by the executive for “good reason”). The Severance Plan includes the following features:

•	severance benefits do not include a guaranteed bonus amount;

•

no post-termination healthcare benefit subsidy if the qualifying termination occurs outside of a “change in control period” (as defined in the section entitled “Compensation of Named Executive Officers—Potential Payments upon Termination or Change in Control—Termination Without Cause or for Good Reason During a Change in Control Period,” below);

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

•

enhanced severance benefits provided in connection with a change in control require a “double trigger” (which is defined as a qualifying termination during a “change in control period”) before an NEO becomes entitled to receive such benefits; and

•	severance payments cannot equal or exceed three times the sum of the executive’s base salary and target cash bonus.

In the event that the benefits payable following a change in control exceed the safe harbor limits established in Section 280G of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), we will reduce the benefits so that no excise tax will apply under Section 4999 of the Code (relating to Section 280G of the Code), if such reduction will result in a higher after-tax benefit to the NEO. We do not provide a gross-up for any taxes payable on severance benefits and the NEO is responsible for the payment of all such taxes, including any excise taxes imposed on change in control payments and benefits.

For further details on the Severance Plan, see the section below titled “Compensation of Named Executive Officers—Potential Payments upon Qualifying Termination or Change in Control.”

Other Company Policies and Compensation Considerations

Impact of Section 162(m) of the Internal Revenue Code

Prior to the enactment of the U.S. Tax Cuts and Jobs Act (“Tax Act”) on December 22, 2017, Section 162(m) (“Section 162(m)”) of the Code, disallowed a tax deduction to public companies for compensation paid in excess of $1 million to “covered employees” (as defined in Section 162(m)) unless such compensation was considered “performance-based” under Section 162(m) (“Prior Section 162(m)”).

The Tax Act amended Section 162(m) to eliminate the performance-based exception, effective for taxable years that begin after December 31, 2017. The Tax Act provides limited transition relief for “performance-based compensation” paid pursuant to certain grandfathered arrangements in effect as of November 2, 2017, provided the grandfathered arrangements are not materially modified. Share options and certain performance-based Full-Value Share Awards that were granted under the EIP before November 2, 2017 (collectively, the “Outstanding Qualified Performance-Based Awards”), were intended, at the time of grant, to qualify as “performance-based compensation” under Prior Section 162(m). As a result of the amendment and the lack of guidance issued on the scope of the transition relief beginning in fiscal year 2018, the Company’s ability to deduct compensation paid in excess of $1 million to certain of our current and former NEOs may be limited.

Securities Trading; Prohibitions Against Hedging and Pledging

The Company prohibits its Board members and all employees (including our NEOs) from taking “short” positions in our securities or engaging in hedging or other monetization transactions with respect to our securities. The Company prohibits its Directors and employees (including our NEOs) from (i) purchasing any financial instruments designed to hedge or offset any decrease in the market value of the Company securities and (ii) engaging in any form of short-term speculative trading in Company securities. Directors, executive officers, and certain other employees are also prohibited from holding Company securities in a margin account or pledging Company securities as collateral for a loan. Further, our Directors, executive officers, and certain other employees are prohibited from trading in our securities absent pre-clearance from our designated compliance officer unless such trades are pursuant to an approved 10b5-1 plan. The 10b5-1 plan must be approved by our designated compliance officer and we require that the first trade under a newly approved 10b5-1 plan take place after a reasonable “cooling off” period has passed from the time of adoption of the plan; in addition, a Director, executive officer, or other covered employee will only be permitted to use one 10b5-1 plan at a time.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Pay Recovery (“Clawback”) Policy

Our Pay Recovery Policy is intended to eliminate any reward for intentional misrepresentation of financial results. It provides standards for recovering compensation from our executive officers and other officers who hold the position of Senior Vice President and above (collectively, “Designated Officers”) where such compensation was based on incorrectly reported financial results due to the fraud or willful misconduct of such Designated Officer. The Designated Officer’s repayment obligation applies to any cash bonus paid, share grant award issued (whether or not vested) and/or vested during the covered period (as defined below) or options exercised during the period commencing with the date that is four years prior to the beginning of the fiscal year in which a restatement is announced, and ending on the date recovery is sought (the “covered period”).

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and the Board. In reliance on the review and discussions referred to above, the Compensation Committee approved the inclusion of the Compensation Discussion and Analysis in the Company’s Proxy Statement for fiscal year 2019.

Respectfully submitted, THE COMPENSATION COMMITTEE

Edward J. Zander, Chairperson Mark W. Adams Michael R. Cannon Jay L. Geldmacher Dylan Haggart

Compensation Committee Interlocks and Insider Participation

None of the members of our Compensation Committee during fiscal year 2019 was an employee of the Company or any of its subsidiaries at any time during fiscal year 2019, has ever been an officer of the Company or any of its subsidiaries, or had a relationship with the Company during that period requiring disclosure pursuant to Item 404(a) of Regulation S-K promulgated by the SEC. No executive officers of the Company served on the compensation committee of any other entity, or as a director of an entity that employed any of the members of the Compensation Committee during fiscal year 2019.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Our Summary Compensation Table for fiscal year 2019 below shows the total compensation paid to or earned by each of our NEOs with respect to the fiscal years 2019, 2018 and 2017. The amounts reported reflect rounding, which may result in slight variations between amounts shown in the Total column and the sum of its components as reflected in the table.

Summary Compensation Table for Fiscal Year 2019

Name and Principal Position	Year	Salary ($)	Bonus ($)	Share Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)(4)	Total ($)
William D. Mosley
Chief Executive Officer	2019	1,084,623	—	6,528,382	1,684,831	1,039,343	7,400	10,344,579
	2018	953,850	—	5,127,435	1,449,425	1,794,194	7,169	9,332,073
	2017	784,626	—	4,922,537	1,282,149	969,872	5,700	7,964,883
Gianluca Romano(5)
Executive Vice President and Chief Financial Officer	2019	276,931	200,000(6)	1,060,382	1,213,679	179,631	53,374	2,983,997
James J. Murphy
Executive Vice President, Sales & Marketing	2019	617,309	—	3,072,223	792,869	393,686	7,389	4,833,476
	2018	575,016	—	1,770,644	500,522	780,000	206,379	3,832,561
	2017	353,856	1,500,000(7)	2,803,944	3,251,624	388,525	5,700	8,303,649
Jeffrey D. Nygaard(8)
Executive Vice President, Global Operations	2019	472,312	—	3,072,223	792,869	302,353	450,833	5,090,590
	2018	402,326	—	1,262,171	1,054,815	580,000	415,906	3,715,218
Katherine E. Schuelke(8)
Senior Vice President, Chief Legal Officer and Company Secretary	2019	492,301	—	1,225,170	—	236,208	3,707	1,957,386
David H. Morton, Jr.(9)
Former Executive Vice President and Chief Financial Officer	2019	75,000	—	—	—	—	—	75,000
	2018	640,386	—	2,213,318	625,652	880,000	6,900	4,366,256
	2017	525,013	—	3,680,010	958,517	563,864	5,700	5,733,104
Kathryn R. Scolnick(8)(10)
Former Senior Vice President and Interim Chief Financial Officer	2019	250,774	700,000(11)	1,732,775	—	—	880,015	3,563,564

(1)

Amounts do not reflect the actual value realized by the NEO. In accordance with SEC rules, the columns represent the aggregate grant date fair value calculated in accordance with ASC 718, excluding the effect of estimated forfeitures. For RSUs and time-based options, the grant date fair value was determined using the closing share price of Seagate ordinary shares on the date of grant, adjusted for the present value of expected dividends. For all PSUs and TPSUs whose vesting is subject to performance conditions as defined by ASC 718, we have assumed the probable outcome of related performance conditions at target levels. The aggregate grant-date fair value for these PSUs and TPSUs, assuming the achievement of the highest level of performance, is $10,784,628 for Dr. Mosley, $1,060,382 for Mr. Romano, $5,075,190 for Mr. Murphy, $5,075,190 for Mr. Nygaard, $1,049,580 for Ms. Schuelke and $721,116 for Ms. Scolnick. For additional information on the valuation assumptions, see Note 11, “Share-Based Compensation” in the Notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended June 28, 2019.

(2)	Represents amounts payable under the EOPB. For a description of the EOPB, refer to the section above entitled “Annual Bonus Plan – Executive Officer Performance Cash Bonus.”

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

(3)	Amounts reported in the All Other Compensation column are itemized in the supplemental “All Other Compensation for Fiscal Year 2019” table below.

All Other Compensation for Fiscal Year 2019

Name	Severance ($)	Relocation ($)	Relocation Tax Assistance ($)	Personal Guest Travel ($)(8)	401(k) Match ($)(12)	Company Contribution to HSA ($)(13)	Other Comp ($)	International Assignment Benefits ($)(10)	Consultant Payments ($)	Total ($)
William D. Mosley	—	—	—	—	6,000	1,400	—	—	—	7,400
Gianluca Romano	—	23,396(14)	22,578(14)	—	6,000	1,400	—	—	—	53,374
James J. Murphy	—	—	—	—	5,989	1,400	—	—	—	7,389
Jeffrey D. Nygaard	—	—	—	—	6,000	—	—	444,833(15)	—	450,833
Katherine E. Schuelke	—	—	—	—	2,307	1,400	—	—	—	3,707
David H. Morton, Jr.	—	—	—	—	—	—	—	—	—	0
Kathryn R. Scolnick	673,440(16)	—	—	—	3,661	1,400	—	—	201,514(10)	880,015
(4)

We provide the use of our corporate aircraft to our NEOs primarily so that they can travel to business functions and different facilities in the course of their duties. Certain trips taken by our NEOs in fiscal year 2019 may have had a personal element. To the extent that a travel leg has a personal element to it, our NEOs fully reimburse the Company for the aggregate incremental cost of such leg to us. Such reimbursement includes the costs of “wheels up time”, a portion of fuel and insurance costs, catering, excise taxes, and crew expenses.

(5)

On December 21, 2018, the Company announced that it had appointed Mr. Romano as Executive Vice President and Chief Financial Officer effective January 7, 2019. Mr. Romano was not an NEO prior to such appointment.

(6)	Represents the one-time sign-on bonus amount paid to Mr. Romano in connection with his appointment as Executive Vice President and Chief Financial Officer.
(7)	Represents the one-time sign-on bonus amount paid to Mr. Murphy in connection with his employment offer.
(8)	Mr. Nygaard was not an NEO in fiscal year 2017 and Mses. Schuelke and Scolnick were not NEOs in fiscal years 2017 and 2018.
(9)	Mr. Morton resigned from his position as the Company’s Executive Vice President and Chief Financial Officer effective August 3, 2018.
(10)

Ms. Scolnick served as Interim Chief Financial Officer effective August 4, 2018 through January 7, 2019. Her employment with Seagate ended effective February 15, 2019. Ms. Scolnick entered into a Consulting Services Agreement (“CSA”) with the Company, effective as of February 20, 2019. Ms. Scolnick voluntarily entered into a Mutual Termination Agreement with the Company and terminated the CSA, effective as of July 22, 2019.

(11)	Represents that portion of the special cash award to which Ms. Scolnick was entitled to in connection with her expanded role as Interim Chief Financial Officer of the Company.
(12)

Reflects 401(k) Plan matching contribution made by the Company for the NEO and available to all U.S. employees who participate in the 401(k) Plan. The maximum matching amount was $6,000 per calendar year. The amount may be higher or lower for a particular fiscal year depending on the timing and amount of the employee’s contribution for preceding and following years.

(13)	Reflects Company-paid Health Savings Account (“HSA”) contributions to eligible participants. In 2019, HSA contributions are $700.00 for employee only coverage and $1,400.00 for family coverage.
(14)	Represents the one-time relocation bonus amount and tax assistance paid to Mr. Romano in connection with his relocation to corporate headquarters.
(15)

Mr. Nygaard’s Long Term International Assignment benefits include payments made in fiscal year 2019 for expatriate tax and tax equalization for year to date 2019, remaining expatriate tax and tax equalization owed for 2018 in the amount of $182,603, a cost of living allowance in the amount of $56,938, educational payments in the amount of $42,862; host location housing in the amount of $83,311, home leave in the amount of $23,783, transportation expenses in the amount of $54,236, and immigration and tax services in the amount of $1,100. As described more fully in the section entitled “Compensation Discussion and Analysis—Long Term International (Expatriate) Assignment Policy,” the tax equalization payments are intended to ensure that the long-term international assignment is tax neutral to Mr. Nygaard as compared to being based in the U.S.

(16)

Ms. Scolnick received cash severance payments of $336,720 in July 2019 and $336,720 in August 2019, which represents the amounts to which she was entitled under the terms of her Severance Agreement and the Severance Plan (as defined herein).

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Grants of Plan-Based Awards Table for Fiscal Year 2019

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards
Name	Type of Award	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Share Awards: Number of Shares or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)(3)	Exercise or Base Price of Option Awards ($/ Share)	Grant Date Fair Value of Share and Option Awards ($)
William D. Mosley
	Cash Bonus	—	825,006	1,650,012	3,300,024	—	—	—	—	—	—	—
	Time Option	9/10/2018(3)	—	—	—	—	—	—	—	141,785	50.29	1,684,831
	PSU	9/10/2018(5)	—	—	—	—	91,769	183,538	—	—	—	4,256,246(2)
	TPSU	9/10/2018(6)	—	—	—	—	50,706	—	—	—	—	2,272,136(2)
Gianluca Romano
	Cash Bonus	—	142,587	285,173	570,346	—	—	—	—	—	—	—
	Time Option	2/20/2019(3)	—	—	—	—	—	—	—	115,164	45.89	1,213,679
	TPSU	2/20/2019(6)	—	—	—	—	26,150	—	—	—	—	1,060,382(2)
James J. Murphy
	Cash Bonus	—	312,499	624,998	1,249,996	—	—	—	—	—	—	—
	Time Option	9/10/2018(3)	—	—	—	—	—	—	—	66,723	50.29	792,869
	PSU	9/10/2018(5)	—	—	—	—	43,186	86,372	—	—	—	2,002,967(2)
	TPSU	9/10/2018(6)	—	—	—	—	23,862	—	—	—	—	1,069,256(2)
Jeffrey D. Nygaard
	Cash Bonus	—	240,001	480,002	960,004	—	—	—	—	—	—	—
	Time Option	9/10/2018(3)	—	—	—	—	—	—	—	66,723	50.29	792,869
	PSU	9/10/2018(5)	—	—	—	—	43,186	86,372	—	—	—	2,002,967(2)
	TPSU	9/10/2018(6)	—	—	—	—	23,862	—	—	—	—	1,069,256(2)
Katherine E. Schuelke
	Cash Bonus	—	187,497	374,993	749,986	—	—	—	—	—	—	—
	PSU	9/10/2018(5)	—	—	—	—	11,315	22,630	—	—	—	524,790(2)
	RSU	9/10/2018(4)	—	—	—	—	—	—	15,630	—	—	700,380
David H. Morton, Jr.(7)

Kathryn R. Scolnick
	Cash Bonus	—	150,002	300,004	600,008	—	—	—	—	—	—	—
	PSU	9/10/2018(5)	—	—	—	—	7,774	15,548	—	—	—	360,558(2)
	RSU	9/10/2018(4)	—	—	—	—	—	—	10,738	—	—	481,170
	RSU	9/10/2018(4)	—	—	—	—	—	—	19,885	—	—	891,047

(1)

Represent the potential range of payments for fiscal year 2019 for the NEOs under the EOPB. This range varied based on the individual’s position and bonus target as a percentage of fiscal year 2019 ending base salary (150% percent of base salary for Dr. Mosley, 100% for Messrs. Romano, Murphy and Nygaard and 75% for Mses. Schuelke and Scolnick). For a description of the EOPB, refer to the section above entitled “Annual Bonus Plan — Executive Officer Performance Cash Bonus.”

(2)

In accordance with SEC rules, this column represents the aggregate grant date fair value calculated in accordance with ASC 718, excluding the effect of estimated forfeitures. For all TPSUs and PSUs, we have assumed the probable outcome of related performance conditions as defined by ASC 718 at target levels. The aggregate grant-date fair value for these PSUs and TPSUs, assuming the achievement of the highest level of performance, is $10,784,628 for Dr. Mosley, $1,060,382 for Mr. Romano, $5,075,190 for Mr. Murphy, $5,075,190 for Mr. Nygaard, $1,049,580 for Ms. Schuelke and $721,116 for Ms. Scolnick. For additional information on the valuation assumptions, see Note 11, “Share-Based Compensation” in the Notes to the Consolidated Financial Statements in the Company’s Annual Report on Form 10-K for the fiscal year ended June 28, 2019.

(3)

Unless otherwise indicated, options awarded during fiscal year 2019 under the EIP are subject to a four-year vesting schedule. 25% of the shares subject to the option vest one year after the grant date and then 1/48th of the shares subject to options vest monthly thereafter, contingent on continuous service through the applicable vesting dates. For a description of the options, refer to the section entitled “Compensation Discussion and Analysis—Long-Term Equity Incentives—Options.”

(4)

Unless otherwise indicated, RSUs awarded during fiscal year 2019 under the EIP are subject to a four-year vesting schedule. These units vest 25% annually, contingent on continuous service. For a description of the RSUs, refer to the section entitled “Compensation Discussion and Analysis—Long-Term Equity Incentives—Share Awards—Restricted Share Units.”

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

(5)

Unless otherwise indicated, PSUs awarded during fiscal year 2019 under the EIP vest after the end of a three-year performance period, subject to both continuous service and the achievement of the applicable performance criteria. For a description of the PSUs, refer to the section entitled “Compensation Discussion and Analysis—Long-Term Equity Incentives—Share Awards—Performance Share Units.”

(6)

Unless otherwise indicated, the vesting of the TPSUs awarded during fiscal year 2019 under the EIP is contingent on continuous service and satisfaction of performance vesting requirements. The first tranche vests no sooner than the first anniversary of the vesting commencement date, subject to the satisfaction of specified performance criteria. The remaining tranches continue to vest annually thereafter subject to the achievement of the subsequent annual performance goals, with the ability to catch-up vesting each year if a given annual performance goal is not achieved. If threshold performance is not achieved, no awards will vest and the shares will be forfeited at the end of the performance period. For a description of the TPSUs, refer to the section entitled “Compensation Discussion and Analysis—Long-Term Equity Incentives—Share Awards—Threshold Performance Share Units.”

(7)	Mr. Morton was not granted any awards in fiscal year 2019.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Outstanding Equity Awards at 2019 Fiscal Year-End

		Option Awards					Share Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable(1) (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares That Have Not Vested (#)	Market Value of Shares That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

William D. Mosley

	9/10/2012	40,000	—	—	29.87	9/10/2019	—	—	—		—

	9/9/2013	50,000	—	—	40.16	9/9/2020	—	—	—		—

	9/9/2014	31,500	—	—	60.83	9/9/2021	—	—	—		—

	9/9/2015	72,894	4,860	—	50.10	9/9/2022	—	—	—		—

	9/9/2015	—	—	—	—	—	—	—	5,688	(3)	268,019

	9/9/2016	136,716	62,144	—	36.09	9/9/2023	—	—	—		—

	9/9/2016	—	—	—	—	—	—	—	101,706	(4)	4,792,387

	9/9/2016	—	—	—	—	—	—	—	26,600	(3)	1,253,392

	9/11/2017	110,769	142,419	—	30.95	9/11/2024	—	—	—		—

	9/11/2017	—	—	—	—	—	—	—	130,480	(4)	6,148,218

	9/11/2017	—	—	—	—	—	—	—	50,526	(3)	2,380,785

	9/10/2018	—	141,785	—	50.29	9/10/2025	—	—	—		—

	9/10/2018	—	—	—	—	—	—	—	91,769	(4)	4,324,155

	9/10/2018	—	—	—	—	—	—	—	50,706	(3)	2,389,267

Gianluca Romano

	2/20/2019	—	115,164	—	45.89	2/20/2026	—	—	—		—

	2/20/2019	—	—	—	—	—	—	—	26,150	(3)	1,232,188

James J. Murphy

	12/20/2016	237,133	149,541	—	38.76	12/20/2023	—	—	—		—

	12/20/2016	—	—	—	—	—	—	—	41,924	(3)	1,975,459

	9/11/2017	28,251	49,181	—	30.95	9/11/2024	—	—	—		—

	9/11/2017	—	—	—	—	—	—	—	45,058	(4)	2,123,133

	9/11/2017	—	—	—	—	—	—	—	17,448	(3)	822,150

	9/10/2018	—	66,723	—	50.29	9/10/2025	—	—	—		—

	9/10/2018	—	—	—	—	—	—	—	43,186	(4)	2,034,924

	9/10/2018	—	—	—	—	—	—	—	23,862	(3)	1,124,377

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

		Option Awards					Share Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable(1) (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares That Have Not Vested (#)		Market Value of Shares That Have Not Vested ($)(2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(2)

Jeffrey D. Nygaard

	9/9/2013	10,969	—	—	40.16	9/9/2020	—		—	—		—

	9/9/2014	7,800	—	—	60.83	9/9/2021	—		—	—		—

	9/9/2015	8,793	587	—	50.10	9/9/2022	—		—	—		—

	9/9/2015	—	—	—	—	—	1,252	(6)	58,994	—		—

	9/9/2016	20,838	9,472	—	36.09	9/9/2023	—		—	—		—

	9/9/2016	—	—	—	—	—	—		—	10,610	(4)	499,943

	9/9/2016	—	—	—	—	—	6,063	(6)	285,689	—		—

	9/11/2017	10,880	13,990	—	30.95	9/11/2024	—		—	—		—

	9/11/2017	—	—	—	—	—	—		—	8,705	(4)	410,180

	9/11/2017	—	—	—	—	—	7,463	(6)	351,657	—		—

	11/20/2017	40,299	61,511	—	39.85	11/20/2024	—		—	—		—

	11/20/2017	—	—	—	—	—	—		—	16,939	(3)	798,166

	9/10/2018	—	66,723	—	50.29	9/10/2025	—		—	—		—

	9/10/2018	—	—	—	—	—	—		—	43,186(4)		2,034,924

	9/10/2018	—	—	—	—	—	—		—	23,862	(3)	1,124,377

Katherine E. Schuelke

	7/20/2017	53,034	57,646	—	39.42	7/20/2024	—		—	—		—

	7/20/2017	—	—	—	—	—	20,752	(6)	977,834	—		—

	9/10/2018	—	—	—	—	—	—		—	11,315	(4)	533,163

	9/10/2018	—	—	—	—	—	15,630	(6)	736,486	—		—

David H. Morton, Jr.(5)

Kathryn R. Scolnick(7)

	9/9/2014	5,400	—	—	60.83	9/9/2021	—		—	—		—

	9/9/2015	1,071	322	—	50.10	9/9/2022	—		—	—		—

	9/9/2015	—	—	—	—	—	714	(6)	33,644	—		—

	3/21/2016	13,351	10,924	—	36.54	3/21/2023	—		—	—		—

	9/9/2016	6,444	9,666	—	36.09	9/9/2023	—		—	—		—

	9/9/2016	—	—	—	—	—	—		—	10,825	(4)	510,074

	9/9/2016	—	—	—	—	—	6,188	(6)	291,579	—		—

	9/11/2017	7,345	9,445	—	30.95	9/11/2024	—		—	—		—

	9/11/2017	—	—	—	—	—	—		—	5,880	(4)	277,066

	9/11/2017	—	—	—	—	—	5,037	(6)	237,343	—		—

	9/10/2018	—	—	—	—	—	—		—	7,774	(4)	366,311

	9/10/2018	—	—	—	—	—	10,738	(6)	505,975	—		—

	9/10/2018	—	—	—	—	—	19,885	(6)	936,981	—		—

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

(1)

Options are subject to a four-year vesting schedule. 25% of the shares subject to the options vest one year after the grant date, and then 1/48th of the shares subject to the options vest monthly thereafter, contingent on continuous service through the applicable vesting dates. For more information, see the section entitled “Compensation Discussion and Analysis—Long-Term Equity Incentives—Options.”

(2)	Value based on the closing price of our ordinary shares on June 28, 2019 of $47.12.
(3)

These TPSU awards, issued under the EIP, are subject to both continuous service and the satisfaction of applicable performance vesting requirements. The first tranche may vest no sooner than after the first anniversary of the grant date, with vesting subject to satisfying specified performance criteria. The remaining tranches of these awards continue to vest annually thereafter, subject to the achievement of performance requirements with the ability to catch-up vesting each year if a given annual performance goal is not achieved. If threshold performance is not achieved, no awards will vest and the shares underlying the awards will be forfeited at the end of the performance period. The TPSU awards are described in more detail above under “Compensation Discussion and Analysis—Long-Term Equity Incentives—Share Awards—Threshold Performance Share Units.”

(4)

These PSUs were issued under the EIP. The PSUs vest after the end of a three-year performance period, subject to both continuous service and the achievement of the applicable performance criteria. If the minimum performance threshold is not achieved, no PSUs will vest and the PSUs will be forfeited at the end of the performance period. The PSUs are described in more detail above under “Compensation Discussion and Analysis—Long-Term Equity Incentives—Share Awards—Performance Share Units.”

(5)

Mr. Morton resigned from his position as the Company’s Executive Vice President and Chief Financial Officer effective August 3, 2018. He had three months following his resignation to exercise any vested and unexercised options. All unvested equity was forfeited upon his resignation.

(6)

RSUs issued under the EIP are generally subject to a four-year vesting schedule. These units vest 25% annually, contingent on continuous service. For a description of the RSUs, refer to the section entitled “Compensation Discussion and Analysis—Long-Term Equity Incentives—Share Awards—Restricted Share Units.”

(7)

Ms. Scolnick’s employment with the Company ended effective February 15, 2019. Ms. Scolnick entered into a Consulting Services Agreement (“CSA”) with the Company, effective as of February 20, 2019 through October 2, 2019. Ms. Scolnick voluntarily entered into a Mutual Termination Agreement with the Company and terminated the CSA, effective as of July 22, 2019. She has three months following the termination of the CSA to exercise any vested and unexercised options. All unvested equity was forfeited upon termination of the CSA.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Option Exercises and Shares Vested for Fiscal Year 2019

	Option Awards			Unit Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

William D. Mosley	—	—	38,449	3,765,011

Gianluca Romano	—	—	—	—

James J. Murphy	10,099	149,703	13,567	1,051,694

Jeffrey D. Nygaard	—	—	9,742	818,977

Katherine E. Schuelke	—	—	4,525	390,729

David H. Morton, Jr.	18,151	231,401	—	—

Kathryn R. Scolnick	10,577	168,398	4,139	359,985

Nonqualified Deferred Compensation Plans

Name	Executive Contributions in Fiscal Year 2019 ($)(1)	Registrant Contributions in Fiscal Year 2019 ($)	Aggregate Earnings in Fiscal Year 2019 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Fiscal Year 2019 End ($)(2)

William D. Mosley	—	—	25,867	—	614,350

Gianluca Romano	—	—	—	—	—

James J. Murphy	527,674	—	42,357	—	868,932

Jeffrey D. Nygaard	—	—	88,358	—	1,104,213

Katherine E. Schuelke	—	—	—	—	—

David H. Morton, Jr.	—	—	—	—	—

Kathryn R. Scolnick	—	—	—	—	—

(1)	Amount is included in fiscal year 2019 compensation in the “Salary” column of the Summary Compensation Table for fiscal year 2019.
(2)

Includes executive contributions already reported in the Summary Compensation Table for fiscal year 2019 or a prior fiscal year, with the exception of earnings on contributions, as such earnings are not considered to be at above-market rates.

Potential Payments Upon Qualifying Termination or Change in Control

As discussed above in the section entitled “Compensation Discussion and Analysis—Severance and Change in Control Benefits,” the Compensation Committee adopted the Severance Plan to provide, among other things, consistent severance benefits to NEOs who are terminated without cause or resign for good reason in lieu of severance protections that might otherwise have been included in individually negotiated employment agreements. In addition to severance, NEOs (excluding Mr. Morton and Ms. Scolnick, who are no longer employees of the Company) are entitled to receive payment of deferred compensation amounts in the event of a termination of employment or a change in control, as described above under “Compensation Discussion and Analysis—Nonqualified Deferred Compensation Plans.”

Termination Without Cause or For Good Reason Outside of a Change in Control Period

Under the Severance Plan in effect during fiscal year 2019, if an NEO’s employment were to have been terminated by the Company without “cause” (as defined below) or by the NEO for “good reason” (as defined below),

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

the NEO would have been entitled to receive a severance payment equal to a pre-determined number of months of base salary, based on the NEO’s job level. In the event of such a qualifying termination outside of a “change in control period” (as defined below), the CEO would be entitled to receive 24 months of base salary, the Executive Vice Presidents would be entitled to receive 20 months of base salary, and the Senior Vice Presidents would be entitled to receive 16 months of base salary, as well as a pro-rata bonus for the year of termination based on the number of days elapsed from the beginning of the fiscal year until the termination date at the most recent accrued performance level, and, if applicable, the prior year bonus (if earned but unpaid at the time of termination). The severance benefits are generally payable within 20 business days following the “payment confirmation date” (as defined in the Severance Plan) in an amount equal to the lesser of (a) 50% of the severance benefit and (b) $560,000 (for calendar year 2019), with the remaining amount payable twelve months following the date of termination for the CEO and Executive Vice Presidents, and 6 months and one day following the date of termination for the Senior Vice Presidents. The Company would also provide paid outplacement services for a period of 24 months following a qualifying termination for the CEO and Executive Vice Presidents, and a period of 18 months following a qualifying termination for the Senior Vice Presidents. The receipt of these severance benefits would generally be subject to the NEO’s execution of an effective release of claims against the Company and compliance with certain non-competition, non-solicitation and confidentiality covenants during the applicable severance period.

Under the Severance Plan, “cause” means (i) an NEO’s continued failure to substantially perform the material duties of his or her office, (ii) fraud, embezzlement or theft by an NEO of Company property, (iii) the conviction of an NEO of, or plea of nolo contendere by the NEO to, a felony, (iv) an NEO’s willful malfeasance or willful misconduct in connection with such NEO’s duties or any other act or omission which is materially injurious to the financial condition or business reputation of Seagate, or (v) a material breach by an NEO of any of the provisions of (A) the Severance Plan, (B) any non-compete, non-solicitation or confidentiality provisions to which such NEO is subject, or (C) any Company policy or other agreement to which such NEO is subject; and “good reason” means an NEO’s resignation of his or her employment with the Company as a result of the occurrence of one or more of the following actions without such NEO’s express written consent, which action(s) remain uncured for at least 30 days following written notice from such NEO to the Company describing the occurrence of such action(s) and asserting that such action(s) constitute(s) grounds for a good reason resignation, which notice must be provided by the NEO no later than 90 days after the initial existence of such condition; provided, that such resignation occurs no later than 60 days after the expiration of the cure period: (w) any material diminution in the level of the NEO’s level or title, authority or duties; (x) a reduction of 10% or more in the level of the base salary or target bonus opportunity, other than a reduction that is equivalent to the reduction in base salaries and/or target bonus opportunities, as applicable, imposed on all other executives of the Company at a similar level; (y) the relocation of the NEO to a principal place of employment that increases his or her one-way commute by more than 50 miles; or (z) the failure of any successor to the business of the Company or to substantially all of the assets and/or business of the Company to assume the Company’s obligations under the Severance Plan.

If an NEO is terminated for any qualifying reason outside a change in control period, the Severance Plan does not provide for any accelerated vesting of outstanding equity awards. Instead, the terms of any vesting acceleration are governed by the applicable award agreement. Upon termination of an NEO’s continuous service for any qualifying reason (other than death or disability): (i) the award agreements (including those evidencing the TPSUs) provide that vesting will cease and, where applicable, Seagate will automatically reacquire all unvested shares without payment of consideration, and (ii) the option agreements provide that all unvested options will be cancelled effective as of the termination date, although NEOs, as all other option holders, would have three months to exercise options that are vested as of the date of termination except that an option may not be exercised after the expiration of its term.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Termination Without Cause or For Good Reason During a Change in Control Period

The Severance Plan provides for enhanced severance benefits if an NEO is terminated by the Company without cause or resigns for good reason during a “change in control period”. This period is defined as the period commencing six months prior to the effective date of a “change in control” (as defined below) and ending 24 months following such date. In the event of a qualifying termination within a change in control period (often called a “double trigger”), the NEO would be entitled to receive the following: (i) 36 months of base salary and target bonus in the case of the CEO, 24 months of base salary and target bonus in the case of the Executive Vice Presidents, and 18 months of base salary and target bonus in the case of Senior Vice Presidents, (ii) a lump sum cash payment equal to two times the before-tax annual cost of the applicable COBRA premiums for the NEO and his or her eligible dependents, if any, (iii) paid outplacement services for a period of 24 months for the CEO and Executive Vice Presidents, and 18 months for the Senior Vice Presidents, and (iv) full vesting of all unvested equity-based awards (whether or not awarded prior to or following the adoption of the Severance Plan). The PSU award agreements further provide that the number of shares that will vest on the later of the closing of a CIC and an NEO’s qualifying termination within the change in control period will be based on the Company’s performance through the closing date of the CIC, with relative TSR performance measured by using the average closing price of the Company’s ordinary shares over the 30-day trading period preceding the CIC. All other rights and obligations imposed under the Severance Plan upon such a qualifying termination of employment outside of the context of a change in control (as described above) would also be generally applicable in the event of a qualifying termination during a change in control period, except that the severance benefits would generally be payable within 20 business days following the “payment confirmation date” in an amount equal to the lesser of (a) 100% of the severance benefit and (b) $560,000 (for calendar year 2019), with the remainder, if any, payable six months and one day following the termination date.

Under the Severance Plan, “change in control” or “CIC” means the consummation or effectiveness of any of the following events: (i) the sale, exchange, lease or other disposition of all or substantially all of the assets of Seagate to a person or group of related persons; (ii) a merger, reorganization, recapitalization, consolidation or other similar transaction involving Seagate in which the voting securities of Seagate owned by the shareholders of Seagate immediately prior to such transaction do not represent more than fifty percent (50%) of the total voting power of the surviving controlling entity outstanding immediately after such transaction; (iii) any person or group of related persons is or becomes the beneficial owner, directly or indirectly, of more than 50% of the total voting power of the voting securities of Seagate; (iv) during any period of two consecutive years, individuals who at the beginning of such period constituted the Board (together with any new directors whose election by such Board or whose nomination for election by the shareholders of Seagate was approved by a vote of a majority of the directors of Seagate then still in office, who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office; or (v) a dissolution or liquidation of Seagate.

In the event that the benefits payable following a change in control exceed the safe harbor limits established in Section 280G of the Code, we will reduce the benefits so that no excise tax will apply under Section 4999 of the Code (relating to Section 280G of the Code), if such reduction will result in a higher after-tax benefit to the NEO. We do not provide a gross-up for any taxes payable on severance benefits and the NEO is responsible for the payment of all such taxes, including any excise taxes imposed on change in control payments and benefits.

Termination due to Death or Disability

In the event a termination of employment occurs due to an NEO’s death or disability, the NEO would not be entitled to any benefits under the Severance Plan. Under the Severance Plan, “disability” means that the NEO is physically or mentally incapacitated and therefore unable to substantially perform his/her duties for six consecutive

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

months or an aggregate of nine months in any consecutive 24-month period. However, in the event of termination of employment due to an NEO’s death or disability, the Compensation Committee has the discretion under the terms of the EOPB to pay to the NEO or the NEO’s estate a pro-rated target bonus for the fiscal year in which the termination occurs.

The terms of the RSU and TPSU agreements for our NEOs provide that vesting will cease upon a termination due to disability (as defined above), and the Company will automatically reacquire all unvested shares without payment of consideration. However, for a termination due to death, the NEO will be deemed to have completed an additional year of service as of the termination date so that an additional 25% of the award will vest immediately for the purposes of acceleration for RSUs and TPSUs.

Similarly, the option agreements provide that upon termination due to death, the NEO will be deemed to have completed an additional year of service for purposes of determining the portion of an option award that will be vested at termination. Additionally, the PSU agreements for our NEOs provide that in the event of a termination due to death or disability, the awards will vest pro-rata based on the number of days from the beginning of the performance period until the termination date, based on actual Company performance, and will be settled in ordinary shares after the end of the performance period.

Potential Payments Upon Termination Without Cause or For Good Reason Outside a Change in Control Period; Upon Termination Due to Death; Upon Termination Without Cause or For Good Reason within a Change in Control Period

The following table sets forth (i) the estimated value of the potential payments and severance benefits to each NEO assuming termination of the NEO by the Company without cause or by the NEO for good reason on June 28, 2019; (ii) the estimated value calculated as of June 28, 2019 of the potential payments to each NEO, assuming termination of the NEO by the Company without cause or by the NEO for good reason on such date during a change in control period, as defined in the Severance Plan; and (iii) the estimated value as of June 28, 2019 of the potential payments and severance benefits to each NEO, assuming termination of the NEO due to death on such date.

Name	Type of Benefit	Qualifying Termination Without Cause/For Good Reason ($)	Qualifying Termination Following a Change in Control ($)	Separation Due to Death ($)

William D. Mosley
	Severance	2,200,016	3,300,024	—

	Outplacement Benefit(1)	10,615	10,615	—

	Bonus	—	4,950,036(2)	1,650,012(3)

	Accelerated Vesting of Share Options(4)	—	2,988,363	1,571,869

	Accelerated Vesting of RSUs	—	—	—

	Accelerated Vesting of TPSUs and/or PSUs(6)	—	21,556,222	11,585,206

	Health Care Benefit	—	33,623	—

	Total	2,210,631	32,838,883(7)	14,807,087

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Name	Type of Benefit	Qualifying Termination Without Cause/For Good Reason ($)	Qualifying Termination Following a Change in Control ($)	Separation Due to Death ($)

Gianluca Romano
	Severance	1,000,029	1,200,035	—
	Outplacement Benefit(1)	10,615	10,615	—
	Bonus	—	1,200,035(2)	600,018(3)

	Accelerated Vesting of Share Options(4)	—	141,652	47,217
	Accelerated Vesting of RSUs	—	—	—

	Accelerated Vesting of TPSUs and/or PSUs(6)	—	1,232,188	308,023

	Health Care Benefit	—	32,795	—

	Total	1,010,644	3,817,320(7)	955,258

Name	Type of Benefit	Qualifying Termination Without Cause/Constructive Termination ($)	Qualifying Termination Following a Change in Control ($)	Separation Due to Death ($)

James J. Murphy
	Severance	1,041,664	1,249,997	—

	Outplacement Benefit(1)	10,615	10,615	—

	Bonus	—	1,249,997(2)	624,998(3)
	Accelerated Vesting of Share Options(4)	—	2,045,419	1,186,886

	Accelerated Vesting of RSUs	—	—	—

	Accelerated Vesting of TPSUs and/or PSUs(6)	—	8,080,043	3,353,578

	Health Care Benefit	—	34,451	—

	Total	1,052,279	12,670,522(7)	5,165,462

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Name	Type of Benefit	Qualifying Termination Without Cause/Constructive Termination ($)	Qualifying Termination Following a Change in Control ($)	Separation Due to Death ($)

Jeffrey D. Nygaard
	Severance	800,003	960,003	—

	Outplacement Benefit(1)	10,615	10,615	—

	Bonus	—	960,003(2)	480,002(3)
	Accelerated Vesting of Share Options(4)	—	777,880	369,147

	Accelerated Vesting of RSUs(5)	—	696,339	319,002
	Accelerated Vesting of TPSUs and/or PSUs(6)	—	4,867,590	1,799,795

	Health Care Benefit	—	55,511	—

	Total	810,618	8,327,941(7)	2,967,946

Katherine E. Schuelke
	Severance	666,654	749,985	—

	Outplacement Benefit(1)	7,530	7,530	—

	Bonus	—	562,489(2)	374,993(3)
	Accelerated Vesting of Share Options(4)	—	443,874	213,059

	Accelerated Vesting of RSUs (5)	—	1,714,320	510,074

	Accelerated Vesting of TPSUs and/or PSUs (6)	—	533,163	141,690

	Health Care Benefit	—	34,451	—

	Total	674,184	4,045,812(7)	1,239,816

David H. Morton, Jr.(8)
	Severance	—	—	—

	Outplacement Benefit	—	—	—

	Bonus	—	—	—
	Accelerated Vesting of Share Options	—	—	—

	Accelerated Vesting of RSUs	—	—	—
	Accelerated Vesting of TPSUs and/or PSUs	—	—	—

	Health Care Benefit	—	—	—

	Total	—	—	—

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Name	Type of Benefit	Qualifying Termination Without Cause/Constructive Termination ($)	Qualifying Termination Following a Change in Control ($)	Separation Due to Death ($)

Kathryn R. Scolnick(9)
	Severance	533,340	—	—

	Outplacement Benefit	7,530	—	—

	Bonus	140,100	—	—
	Accelerated Vesting of Share Options	—	—	—

	Accelerated Vesting of RSUs	—	—	—
	Accelerated Vesting of TPSUs and/or PSUs	—	—	—

	Health Care Benefit	—	—	—

	Total	680,970	—	—

(1)	Represents the estimated amounts payable for outplacement services for 24 months for the CEO and EVPs, and 18 months for SVPs following a qualifying termination.
(2)	Represents full-year bonus earned but unpaid at the time of qualifying termination.
(3)

Amounts represent the bonus component of the death benefit assuming that the Compensation Committee elects to exercise its discretion to pay the NEO’s estate a bonus for the fiscal year in which death occurs. In addition, the amount represented has been calculated assuming that the Compensation Committee elects to award the bonus at the NEO’s target bonus opportunity for that year. However, the EOPB does not obligate the Compensation Committee to pay a bonus at the target bonus level or otherwise in the event of an NEO’s death.

(4)

Represents the value of options that receive accelerated vesting as a result of a qualifying termination assuming that the market price per share of Seagate’s ordinary shares on the date of the qualifying termination of employment was equal to the closing price on June 28, 2019 ($47.12 per share), and are based on the difference between this price and the exercise price of options held by the NEO. As a result, the amounts represented do not include any value for the acceleration of options that have an exercise price greater than $47.12 or for options that were already vested as of June 28, 2019.

(5)

Represents the value of share awards that receive accelerated vesting as a result of a qualifying termination assuming that the market price per share of Seagate’s ordinary shares on the date of the qualifying termination of employment was equal to the closing price on June 28, 2019 ($47.12 per share).

(6)

Represent the value of share awards that receive accelerated vesting as a result of a qualifying termination assuming that the market price per share of Seagate’s ordinary shares on the date of the qualifying termination of employment was equal to the closing price on June 28, 2019 ($47.12 per share). In addition, the value of accelerated PSUs is calculated assuming that we would have achieved the target level of performance at the end of the three-year performance measurement cycle.

(7)

Calculations do not include the impact of any potential reduction pursuant to the application of the safe harbor limit under Section 280G of the Code pursuant to the relevant provisions of the Severance Plan.

(8)

Mr. Morton resigned from his position as the Company’s Executive Vice President and Chief Financial Officer effective August 3, 2018, and therefore, he was not entitled to the benefits under the Severance Plan.

(9)

Ms. Scolnick’s employment with the Company ended effective February 15, 2019, therefore amounts listed are the benefits she received or was entitled to under the Severance Plan during fiscal year 2019.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

CHIEF EXECUTIVE OFFICER PAY RATIO

We are a large multinational provider of data storage technology and solutions. We conduct our business internationally and as of April 30, 2019, had 40,506 employees, of which approximately 88% are located outside the United States. Approximately 84% of our workforce is located in Asia.

For fiscal year 2019, the median annual total compensation of all employees of the Company, excluding our CEO, was $9,570, and the annual total compensation of our CEO was $10,344,579, as reported in the “Summary Compensation Table for Fiscal Year 2019” on page 48 of this Proxy Statement. Accordingly, the ratio of our CEO’s annual total compensation to the median annual compensation of all employees (excluding the CEO) was 1,081:1.

This reflects analysis of our global workforce as of April 30, 2019, which we chose as our date of determination. Employees represent all full-time, part-time, and temporary workers as of the determination date. This number does not include any independent contractors or “leased” workers, as permitted by the applicable SEC rules. We used total compensation to determine the median employee. Our estimate of total compensation for fiscal year 2019 included (i) annual base salary plus actual annual incentives paid for salaried employees and (ii) hourly salary rate times annual hours plus additional adjustments for annual incentives, shift differentials, actual overtime rates, and other cash allowances paid to hourly employees and any equity granted to eligible employees.

Our estimates were based on an analysis of the pay components and payrolls in each of the 33 countries in which we operate. Total cash compensation rates for employees paid in foreign currencies were converted into U.S. dollars using foreign exchange conversion rates in effect on April 30, 2019 for the determination of the median and June 28, 2019 for the year-end actual total compensation. Once the median employee was identified, actual total compensation was determined in accordance with Item 402(c)(2)(x) of Regulation S-K promulgated by the SEC. In determining our median employee, we did not use any of the exemptions permitted under SEC rules. The ratio and annual total compensation amount of the median employee are reasonable estimates that have been calculated using methodologies and assumptions permitted by SEC rules. The Company notes that its ratio and annual total compensation amount may not be directly comparable to those of other companies because the methodologies and assumptions used to identify the median employee may vary significantly among companies.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

PROPOSAL 2 – AN ADVISORY, NON-BINDING VOTE ON THE COMPANY’S EXECUTIVE COMPENSATION –

SAY-ON-PAY VOTE

(Ordinary Resolution)

We are presenting the following proposal, commonly known as a “Say-on-Pay” proposal, which gives you as a shareholder the opportunity to vote, on an advisory, non-binding basis, on the compensation of our NEOs, as required by Section 14A of the Exchange Act and the related rules of the SEC. The Board has determined to hold a “Say-on-Pay” advisory vote each year. You may endorse or not endorse, respectively, the compensation paid to our NEOs by voting for or against the following resolution:

“RESOLVED, as an ordinary resolution, that, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the accompanying compensation tables and the related disclosure contained in the Company’s Proxy Statement is hereby approved.”

While our Board intends to carefully consider the shareholder vote resulting from the proposal, the final vote is advisory and will not be binding.

In considering your vote, please be advised that our compensation program for our NEOs is guided by our compensation philosophy, as described in the section entitled “Compensation Discussion and Analysis” in this Proxy Statement:

•

Cash compensation tied to performance. At least half of the cash compensation opportunity for our NEOs is based on Company and individual performance. The cash compensation of our NEOs has fluctuated from year to year, reflecting the Company’s financial results. In addition, we have implemented a cap on annual bonus funding.

•

Long-term equity incentive compensation tied to performance. In fiscal year 2019, a majority of our long-term equity incentive awards were granted in the form of performance-based share units (TPSUs and PSUs), which vest dependent upon the achievement of pre-established performance objectives, including return on invested capital, relative total shareholder return and/or adjusted earnings per share (as applicable, and as described in further detail in this Proxy Statement).

•

Compensation unrelated to performance is limited. We do not have executive employment agreements, guaranteed incentive awards, “golden parachutes,” single trigger change of control severance provisions, executive pensions or tax gross-ups for our NEOs.

•	Share Ownership Guidelines. Our share ownership guidelines for our NEOs directly link the interests of management and our shareholders.

Vote Required; Recommendation of the Board

A simple majority of all votes cast by holders of ordinary shares on the Record Date represented in person or by proxy at the 2019 AGM is required to approve Proposal 2.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL 2 TO APPROVE, ON AN ADVISORY, NON-BINDING BASIS, THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THE COMPENSATION DISCUSSION AND ANALYSIS, THE ACCOMPANYING COMPENSATION TABLES, AND THE RELATED DISCLOSURE CONTAINED IN THIS PROXY STATEMENT.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

PROPOSAL 3 – A NON-BINDING RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AND BINDING

AUTHORIZATION OF AUDIT COMMITTEE TO SET AUDITORS’ REMUNERATION

(Ordinary Resolution)

We are asking you to ratify, on a nonbinding basis, the appointment of Ernst & Young LLP by the Audit Committee as our independent auditors for the fiscal year ending July 3, 2020, and to authorize, in a binding vote, the Audit Committee to set the independent auditors’ remuneration. Ernst & Young LLP has been acting as our independent auditors for many years and, both by virtue of its long familiarity with the Company’s affairs and its ability, is considered best qualified to perform this important function.

Representatives of Ernst & Young LLP will be present at the 2019 AGM and will be available to respond to appropriate questions. They will have an opportunity to make a statement if they so desire.

You may endorse or not endorse, respectively, this proposal by voting for or against the following resolution:

“RESOLVED, as an ordinary resolution, that, on a non-binding basis, the shareholders ratify the appointment of Ernst & Young LLP as our independent auditors, and authorize on a binding basis the Audit Committee to set the auditors’ remuneration.”

Vote Required; Recommendation of the Board

A simple majority of all votes cast by holders of ordinary shares on the Record Date represented in person or by proxy at the 2019 AGM is required to approve Proposal 3.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY AND TO AUTHORIZE THE AUDIT COMMITTEE OF THE BOARD TO SET THE AUDITORS’ REMUNERATION.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Audit Committee Report

Our management is responsible for preparing and presenting our financial statements, and our independent auditors, Ernst & Young LLP, are responsible for performing an independent audit of our annual consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB") and for auditing the effectiveness of our internal control over financial reporting as of the end of our fiscal year. One of the Audit Committee’s responsibilities is to monitor and oversee these processes. In connection with the preparation of the financial statements for fiscal year 2019, the Audit Committee performed the following tasks:

(1)	reviewed and discussed the audited financial statements for fiscal year 2019 with management and with Ernst & Young LLP;

(2)

reviewed and discussed with management its assessment and report on the effectiveness of our internal control over financial reporting as of June 28, 2019, which it made based on the criteria established in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (2013 Framework) (the ‘COSO Criteria’);

(3)

reviewed and discussed with Ernst & Young LLP its attestation report on the effectiveness of our internal control over financial reporting as of June 28, 2019, which report was included in our Annual Report on Form 10-K for fiscal year 2019;

(4)

discussed with Ernst & Young LLP the matters required to be discussed by the PCAOB Auditing Standard No. 1301 “Communications with Audit Committees (AS 1301)”, including Ernst & Young LLP’s judgment about the quality, in addition to the acceptability, of our accounting principles and underlying estimates in our financial statements; and

(5)

received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, and discussed with Ernst & Young LLP their independence.

Based upon these reviews and discussions, the Audit Committee recommended, and the Board approved, that our audited financial statements be included in our Annual Report on Form 10-K for fiscal year 2019, for filing with the SEC.

Respectfully submitted, THE AUDIT COMMITTEE
Judy Bruner, Chairperson Mark W. Adams Stephanie Tilenius William T. Coleman

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Fees to Independent Auditors

The aggregate fees for professional services provided by Ernst & Young LLP in fiscal years 2019 and 2018 are set forth below.

	Fiscal Year
	2019	2018
	(In thousands)
Audit Fees	$ 6,113	$ 6,036
Audit-Related Fees	215	217
Tax Fees	98	32
All Other Fees	9	4

Total	$ 6,435	$ 6,289

Audit Fees.    This category consists of professional services provided in connection with the integrated audit of our annual consolidated financial statements and the audit of internal control over financial reporting, the review of our unaudited quarterly consolidated financial statements, and audit services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years. The fees for fiscal year 2019 included integrated audit fees related to the Company’s implementation of ASC 842 (Leases), and the fees for fiscal year 2018 included audit procedures related to ASC 606 (Revenue from Contracts with Customers) and the Tax Act.

Audit-Related Fees.    This category consists of assurance and related services provided by Ernst & Young LLP that were reasonably related to the performance of the audit or review of our consolidated financial statements and which are not reported above under “Audit Fees”. For fiscal years 2019 and 2018, this category included pension plan and grant or similar audits, agreed upon procedures, engagements, and advising on accounting matters that arose during those years in connection with the preparation of our annual and quarterly consolidated financial statements. The fees for fiscal year 2019 included fees related to the review of the interim Irish financial statements, and the fees for fiscal year 2018 included fees related to the Company’s investment in Toshiba Memory Holding Corporation (formerly known as K.K. Pangea).

Tax Fees.    This category consists primarily of professional services provided by Ernst & Young LLP primarily for tax planning and tax compliance for fiscal year 2019 and tax compliance for fiscal year 2018.

All Other Fees.    This category consists of fees for the use of Ernst & Young LLP’s online accounting research tool and iXBRL tagging services performed for fiscal years 2019 and 2018.

Pre-Approval of Services by Independent Auditors

In fiscal years 2019 and 2018, all audit, audit-related, tax and all other fees were pre-approved by the Audit Committee. Under SEC rules, subject to certain permitted de minimis criteria, pre-approval is required for all professional services rendered by the Company’s principal auditors. We are in compliance with these SEC rules. The Audit Committee has delegated the authority to grant pre-approvals to the Audit Committee Chairperson when the full Audit Committee is unable to do so. These pre-approvals are reviewed by the full Audit Committee at its next regular meeting. Our independent auditors and senior management periodically report to the Audit Committee regarding the services provided by the independent auditors.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

In making its recommendation to ratify the appointment of Ernst & Young LLP as our independent auditors for fiscal year 2020, the Audit Committee considered whether the services provided to us by Ernst & Young LLP are compatible with maintaining the independence of Ernst & Young LLP from us. The Audit Committee has determined that the provision of these services by Ernst & Young LLP is compatible with maintaining that independence.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

PROPOSAL 4 – APPROVE OUR AMENDED AND RESTATED 2012 EQUITY INCENTIVE PLAN

(Ordinary Resolution)

We are seeking the approval of our shareholders to amend and restate the Amended and Restated Seagate Technology plc 2012 Equity Incentive Plan (the “EIP”) in order to increase the number of ordinary shares available for future issuance by 12,100,000 shares and to extend the term of the plan to the tenth anniversary of shareholder approval of this Proposal. As part of the amendment, we are also asking our shareholders to approve certain changes to the EIP to strengthen our equity plan governance and to include evolving best practice features intended to foster shareholder interests, including by incorporating a Board-approved limit on the annual total compensation payable to a non-employee director and adopting certain other changes described below (the EIP, as so amended, is referred to below as the “Amended EIP”).

Upon the recommendation of the Compensation Committee, our Board unanimously approved the Amended EIP on July 29, 2019, subject to shareholder approval. We are now seeking shareholder approval of the Amended EIP as described in this Proposal 4. If the Amended EIP is approved by shareholders at the 2019 AGM, it will become immediately effective as of the date of the 2019 AGM. If the Amended EIP is not approved by our shareholders, the Amended EIP will not become effective, the EIP will continue in effect, and we will continue to grant awards under the EIP, subject to its terms, conditions and limitations, using the shares available for issuance thereunder.

Rationale for the Amendment to Increase Share Reserve

The Board recommends that our shareholders approve the Amended EIP to allow us to continue to grant equity awards. The technology industry in which we compete is a vibrant sector with an active and mobile talent pool and equity compensation is an integral part of employee compensation. Similar to other companies in our industry, we believe that our success is largely dependent on our ability to attract and retain a highly-qualified workforce. In this regard, equity compensation is a critical component of our total compensation package that helps us to attract, motivate, and retain highly talented employees, while also promoting a strong ownership and disciplined pay-for-performance culture that aligns the interests of our workforce with those of our shareholders by incentivizing our employees to work hard for our future growth and success.

The EIP is our sole active plan for providing future equity incentives to eligible employees, directors and consultants. Based on the amount of awards granted in the past, as discussed in more detail below, the shares remaining available for awards under the EIP will be insufficient to satisfy our equity compensation needs beyond calendar year 2020.

If our shareholders do not approve the Amended EIP, and as a consequence we are not able to continue to grant equity awards at competitive levels, we believe it will negatively affect our ability to recruit and retain highly qualified employees, consultants and non-employee directors, which will place us at a competitive disadvantage and could hamper our growth.

In developing our equity compensation programs, our Compensation Committee and Board routinely evaluate our corporate and equity plan governance practices and carefully consider the potential dilutive impact on shareholders. Accordingly, the Amended EIP seeks to implement equity plan governance changes intended to address shareholder interests, while also increasing the shares available under the plan and extending the term of the plan to enable us to continue offering our equity compensation program, which currently benefits 63% of our employee, director and consultant population excluding our manufacturing operators (26% of our employee, director and consultant population if operators are included) and is necessary for our success in the market.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Therefore, the Board believes that the Amended EIP is in the best interests of our shareholders and Seagate and recommends that our shareholders vote to approve the Amended EIP.

Key Data Relating to Outstanding Equity and Share Reserve Request1

As of August 26, 2019
Total shares underlying outstanding share options	3,394,918
Weighted-average exercise price of outstanding share options	$41.13
Weighted-average remaining contractual life of outstanding share options	4.04
Total shares underlying outstanding unvested Full-Value Share Awards[2]	6,353,881
Total ordinary shares outstanding	265,293,727
Shares remaining for grant under the EIP [3]	20,028,391

1.	Includes 88,391 share options and 125,223 Full-Value Share Awards under the Dot Hill 2009 Equity Incentive Plan, which was terminated effective April 24, 2019.
2.

“Full-Value Share Awards” means RSUs, PSUs, TPSUs, restricted share bonuses, performance share bonuses, phantom share units and/or any other share-based awards (other than options or share appreciation rights) where the recipient receives the entire value of each underlying share upon vesting without payment of an amount at least equal to the fair market value of the shares on the date of grant or, if applicable, payment of an equivalent deemed exercise price or base price.

3.

Under the EIP, awards are granted from a pool of available shares, with each share option and share appreciation right counting against such pool as 1 share and each Full-Value Share Award counting as 2.5 shares (2.1 shares for Full-Value Share Awards granted prior to October 22, 2014). If our Amended EIP is approved, this share counting rule will be changed so that each Full-Value Share Award will be counted as 2.25 shares. The shares remaining number in the table is calculated using the 2.5:1 share counting rule.

The table above presents key information regarding outstanding awards and shares available under the EIP as of August 26, 2019, and shows that 20,028,391 shares are available for future grants under the EIP. The information in the table does not reflect the impact of our annual focal grant, which occurs after fiscal year end as part of our review of our corporate performance and the performance of our employees for the fiscal year and is expected to occur in September 2019. As noted above, we are focused on a pay-for-performance culture, and the ability to grant equity awards to reward, motivate and retain high performing employees is a critical component of our annual performance review cycle. The majority of equity awards under the EIP each year are granted during the annual focal process and primarily are comprised of Full-Value Share Awards. Based on forecasted share usage for our focal grant in September 2019, we currently expect that only approximately 13,930,897 shares (calculated using the 2.5:1 share counting rule) will be available under the EIP as of the date of the 2019 AGM.

As a result of the limited number of shares remaining available for issuance under the EIP, and in order to have an appropriate number of shares available for future equity awards to hire and retain the talent necessary to achieve strong performance, the Compensation Committee recommended that the Board approve an increase in the number of ordinary shares reserved for issuance under the EIP by 12,100,000 shares. In making this determination, the Compensation Committee considered our prospective equity compensation needs in view of our historical granting practices and adjusted burn rate (as defined below), as well as the dilutive impact of the Amended EIP (i.e., including the proposed share increase) to our shareholders. The Compensation Committee also considered information published by institutional advisors, including their proxy voting guidelines.

Dilution and Burn Rate

The Board believes that the Amended EIP, including the increase in shares reserved for issuance, is in the best interests of our shareholders, even though the estimated future dilution of the Amended EIP to our shareholders is above the 20% threshold introduced by Institutional Shareholder Services (“ISS”) in 2019 and applicable to S&P 500 companies. As of our fiscal year end on June 28, 2019, dilution was 22%. The potential dilution to current shareholders that could result from the future issuance of shares reserved under our equity plans, including the additional shares

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

being considered by this Proposal, is approximately 27%. For this purpose, dilution is calculated as a percentage (using ISS’s formula), where the numerator is the sum of the shares reserved under the EIP for granting of equity awards, plus the shares subject to outstanding awards, plus, for purposes of the estimated future dilution, the 12,100,000 new shares that would be added if our Amended EIP is approved by shareholders, in each case as determined without using any share counting rule, and the denominator is the number of our ordinary shares outstanding.

We are committed to prudent management of the shares reserved under the Amended EIP. In order to limit the dilutive impact resulting from the issuance of shares under the Amended EIP, and otherwise provide returns to shareholders, we regularly conduct share repurchases. Since the start of fiscal year 2017 through the Record Date, we have repurchased approximately 49.4 million (or approximately 16%) of our ordinary shares. Our Board authorized a $2.3 billion increase in our share repurchase program in October 2018. While share repurchase programs benefit our shareholders by decreasing the number of our ordinary shares outstanding, they increase the resulting dilution under the formula set forth above.

We also seek to manage long-term dilution by limiting the number of equity awards granted annually, commonly referred to as “adjusted burn rate.” Adjusted burn rate is generally defined by ISS, and calculated by ISS using its own proprietary formula(s), as the total number of equity awards granted in a given year divided by the number of common shares outstanding. Adjusted burn rate differs from dilution as it does not account for equity awards that have been cancelled and other shares returned to the share reserve. Our three-year average gross burn rate of 2.61%, calculated using ISS’s methodology, has decreased over time and is well below ISS’s established cap of 4.58% for our industry’s gross burn rate. We believe that our historical equity usage has been in line with industry norms on an aggregate basis. We set targets for equity compensation based on industry standards and other data provided to the Compensation Committee by management and an independent consultant. Based on this information, we believe that our equity usage is consistent with the broader market as well as with the peer group of companies we use to benchmark executive compensation. We also believe that our equity grant levels are consistent with our overall compensation philosophy of pay-for-performance.

Share Reserve Forecast

After considering the foregoing, we forecasted that our total share reserve resulting from this Proposal would be appropriate to satisfy expected equity compensation needs for approximately two years, based on our current compensation design and historical grant patterns, understanding that the share reserve could last for a longer or shorter period of time based on various factors which cannot be predicted at this time, e.g., growth of our employee population, future grant practices, and share price and prevailing market conditions. If we do not increase the shares available for issuance under the EIP, then based on historical usage rates of shares, we would expect to exhaust the share limit under the EIP by September 2020, at which time we would lose a vitally important compensation tool aligned with shareholder interests to attract, motivate and retain highly qualified talent.

The EIP is a critical component of our competitive compensation program and of our pay-for-performance culture. The Amended EIP includes numerous governance features intended to protect the interests of our shareholders, as further described below. Our shareholders should consider our request for the additional shares under the Amended EIP on a holistic basis, considering the many positive attributes of the plan and its importance to our business.

Alignment with Sound Corporate Governance and Plan Design Practices

We have sought to design the Amended EIP in accordance with currently accepted corporate governance standards for the design and implementation of employee equity incentive programs. Accordingly, our Amended EIP furthers a robust governance structure by introducing minimum vesting requirements, a complete prohibition on the payment of dividends or dividend equivalents prior to vesting of an award and a limit on the annual total compensation payable to our non-employee directors, and also by maintaining annual grant limitations applicable to all employees.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

In particular, the Amended EIP contains the following provisions that the Board believes are consistent with the interests of our shareholders and sound corporate governance principles:

•

No Share Option Repricings.    The Amended EIP prohibits the repricing of options and share appreciation rights without the approval of our shareholders. This provision applies both to direct repricings—that is, lowering the exercise price of an option or share appreciation right—and to indirect repricings—that is, canceling an outstanding option or share appreciation right in exchange for cash or for a replacement award with a lower exercise price.

•

No Discounted Share Options.    The Amended EIP generally requires the exercise price of an option or share appreciation right to be not less than the fair market value of our ordinary shares on the date of grant.

•	No Annual “Evergreen” Provision. The Amended EIP provides for a fixed number of shares available for grant and does not provide for any automatic increase of available shares for future issuances.

•

Conservative Share Counting and No Liberal Share Recycling.    The Amended EIP provides that each Full-Value Share Award will be counted as 2.25 shares for every one share granted for purposes of determining the number of shares remaining available for issuance under the Amended EIP. In addition, shares tendered by a participant to pay the exercise price of an option, shares repurchased using proceeds from option exercises and shares withheld for payment of taxes will not be added back to the number of shares remaining available for issuance under the Amended EIP.

•	No “Single Trigger” Change of Control Provisions. Under the Amended EIP, awards do not accelerate upon a change of control unless the acquiring company does not assume the awards.

•

Limits on Payments of Dividends and Dividend Equivalents.    The Amended EIP prohibits the payment of dividends or dividend equivalents in any form unless and until the participant becomes vested in the underlying equity award.

•

Minimum Vesting Periods.    Generally, all awards granted under the Amended EIP will have a minimum vesting period of one year measured from the date the award is granted, except as described below under “Minimum Vesting Requirements.”

•

Non-Employee Director Compensation Limit.    The Amended EIP limits the aggregate amount of compensation payable to an individual, whether in cash or equity awards granted, as compensation for services as a non-employee director during any fiscal year of the Company to $750,000. Such limit may not be increased without the approval of our shareholders.

•

Annual Limitation.    The Amended EIP provides that during any of our fiscal years, no employee may receive Full-Value Share Awards exceeding 10 million shares, or share option and share appreciation right awards exceeding 8 million shares.

As previously mentioned, we seek to administer our equity program in accordance with sound corporate governance practices. For fiscal years 2017 through 2019, our three-year average annual adjusted burn rate was 2.61%, calculated using ISS’ methodology, which is below the average for our industry.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Highlights of Changes to the EIP

The following is a high-level summary of the principal amendments to the EIP. The Amended EIP also includes other administrative, clarifying, and conforming changes.

•

The number of shares reserved for issuance pursuant to awards granted under the Amended EIP has been increased by 12,100,000 shares to an aggregate of 71,600,000 plus 12,549,079 shares remaining available for grant under a predecessor plan.

•

The ratio for counting Full-Value Share Awards against the share reserve has been amended so that Full-Value Share Awards will be counted against the share reserve as 2.25 shares for every 1 share granted (previously, 2.5 shares for every 1 share granted, or 2.1 shares for every 1 share granted for grants prior to October 22, 2014).

•	The term of the EIP has been extended to the tenth anniversary of shareholder approval of this Proposal (i.e., assuming approval, to October 29, 2029).

•

Minimum vesting requirements have been introduced to mandate a vesting period of at least one year for all awards granted under the Amended EIP (other than substitute awards, non-employee director awards that have a vesting period of at least 50 weeks, and adjustments for corporate transactions including (but not limited to) a change of control), except with respect to awards relating to 5% of the shares available for grant as of the effective date of the Amended EIP.

•

The Amended EIP has been updated to reflect relevant provisions of the Tax Act. The Amended EIP retains certain terms for the Outstanding Qualified Performance-Based Awards (as defined in the Amended EIP) which may permit such “performance-based awards” to qualify for the exemption from the deduction limitation under Prior Section 162(m) and the transition relief promulgated by the IRS.

•

The existing prohibition on the payment of dividend equivalents on unvested or unearned unit awards has been extended to apply to all awards and to prohibit the payment of dividends or dividend equivalents on any unvested or unearned award, including restricted share bonus awards and other awards. Such amounts will not be payable, if at all, until the awards vest.

•

A limit of $750,000 has been imposed on the aggregate compensation that may be granted or paid, whether in equity or cash, to any individual as compensation for services as a non-employee director during a Company fiscal year.

•

The definition of “fair market value” has been revised. The Amended EIP requires the value of the shares to be determined as of a particular date but if the NASDAQ Global Select Market is not open for business on such date, the value of a share will be determined by reference to the closing price reported for the immediately preceding trading day on the NASDAQ Global Select Market.

Summary of the Amended EIP

The Amended EIP was adopted by our Board on July 29, 2019. The following is a summary of the material provisions of the Amended EIP. The description in this Proposal is qualified in its entirety by reference to the full text of the Amended EIP. A copy of the Amended EIP is attached to this Proxy Statement as Appendix B and you are advised to review the actual terms of the Amended EIP.

Purpose

The purpose of the Amended EIP is to provide incentives to eligible employees, directors, and consultants to align their long-term interests with our shareholder interests and to encourage individual and collective behavior that

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

enhances our success. Our Amended EIP is further intended to provide a means by which eligible recipients of share-based awards may be given an opportunity to benefit from increases in value of our shares through the grant of awards covering our ordinary shares (“shares”). An award granted under our Amended EIP is referred to herein as an “award” and an individual holding an award is referred to as a “participant.”

Description of the Amended EIP

Eligibility.    All of our employees, including our executive officers, all of the members of the Board, and our consultants, and employees and consultants of our affiliates, may participate in the Amended EIP. As of June 28, 2019, the Company had approximately 10,500 employees, 9 non-employee directors and 1 consultant eligible to receive awards under the Amended EIP.

Types of Awards.    The types of awards that will be available for grant under the Amended EIP are as follows:

•	incentive share options;

•	non-statutory share options;

•	restricted share bonuses;

•	share appreciation rights;

•	phantom share units;

•	RSUs;

•	performance share bonuses;

•	PSUs;

•	TPSUs; and

•	other share-based awards.

Minimum Vesting Requirements.    Subject to shareholder approval of our Amended EIP and to certain adjustments set forth in our Amended EIP, the Amended EIP mandates a minimum one-year vesting period for all awards granted thereunder following the date that our shareholders approve our Amended EIP, except that up to 5% of the shares available for grant as of the date that our shareholders approve our Amended EIP may be made subject to awards that do not have such a minimum vesting requirement. The minimum vesting requirement does not prevent us from granting awards that contain rights to accelerated vesting on a termination of employment or service or from otherwise accelerating vesting, including without limitation upon a “change of control” (as defined in the Amended EIP). The minimum vesting requirement does not apply to awards issued by us in assumption of or substitution for awards previously granted, or the right or obligation to grant future awards in connection with our or any of our affiliates acquiring, or combining with, any company. The minimum vesting requirement does not apply to awards granted to non-employee directors; those vest on the earlier of the one-year anniversary of the date of grant or the next annual general meeting of our shareholders (provided such next annual meeting is at least 50 weeks after the immediately preceding year’s annual meeting).

Share Reserve.    Subject to shareholder approval of our Amended EIP and to certain adjustments set forth in the plan, the maximum number of ordinary shares that may be issued pursuant to awards under the Amended EIP is an aggregate of 71,600,000 shares plus 12,549,079 shares remaining available for grant under a predecessor plan. Subject to our Amended EIP, the maximum number of shares that may be issued pursuant to incentive share option

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

awards is 20,000,000 shares. Shares that are subject to options or share appreciation rights granted under the Amended EIP will be counted against the share reserve as 1 share for every 1 share granted. Shares that are subject to Full-Value Share Awards granted under the Amended EIP will count against the share reserve as 2.25 shares for every 1 share granted. For awards granted prior to October 22, 2014, such ratio for counting Full-Value Share Awards was 2.1 shares for every 1 share granted, and for the period from October 22, 2014 through October 28, 2019 (assuming approval of the Amended EIP) such ratio for counting Full-Value Share Awards was 2.5 shares for every 1 share granted.

Shares covered by awards that expire, are canceled or otherwise terminated, in whole or in part, without having been exercised or redeemed, are settled for cash rather than shares, or are reacquired by us prior to vesting, will again be available for grant under the Amended EIP. Each share that becomes available for the grant of awards in this manner will be added back to the aggregate share reserve under the Amended EIP as 1 share if such share was subject to an option or share appreciation right, and according to the applicable ratio described above if such share was subject to a Full-Value Share Award.

However, the following shares will not be added back to the share reserve under the Amended EIP: (i) shares tendered by the participant or withheld by the Company (if and to the extent permitted by applicable law) to satisfy (A) the exercise price of an award and/or (B) tax withholding obligations with respect to an award; (ii) shares repurchased on the open market or otherwise with the proceeds of an option exercise; or (iii) shares not issued or delivered as a result of the net settlement of an outstanding share option or share appreciation right.

Adjustments by the Board.    In the event of a corporate transaction such as a merger, consolidation, reorganization, recapitalization, reincorporation, share dividend, spinoff, dividend in property other than cash, share split, liquidating dividend, extraordinary dividend or distribution, combination of shares, exchange of shares, change in corporate structure, or other transaction in which we do not receive any consideration, our Amended EIP will be appropriately adjusted by the Board as to the class, kind and maximum number of shares subject to our Amended EIP, the share limits on grants to a participant, and the class, kind and number of shares and, if applicable, the price per share of outstanding share-based awards. Such an adjustment may have the effect of reducing the price at which shares may be acquired to less than their nominal value (a “shortfall”), but only if and to the extent that the Board is authorized to capitalize from the reserves of the Company a sum equal to the shortfall and to apply that sum in paying up that amount on the shares.

Administration of the Amended EIP.    The Board has the authority to, and intends to, delegate administration of the Amended EIP to the Compensation Committee, except that the Board will retain the authority to make grants of equity-based awards to our non-employee directors, subject to the limit on non-employee director compensation under the Amended EIP. The entity or committee administering the Amended EIP and/or awards granted under the Amended EIP is referred to in this description as the “administrator.” The administrator has the authority to, among other things, at all times in accordance with the terms and conditions of the Amended EIP:

•

determine (a) which employees, members of our Board, and consultants will be granted awards; (b) when each award will be granted; (c) the type or types of awards to be granted; and (d) the number of awards to be granted and the number of shares to which an award will relate;

•

determine the terms and conditions of any award granted pursuant to our Amended EIP, including, but not limited to, (a) the purchase price (if any) of shares to be issued pursuant to any award, (b) any restrictions or limitations on any award or shares acquired pursuant to an award, (c) any vesting schedule or conditions applicable to an award and accelerations or waivers thereof (including, but not limited to, upon a change of control), and (d) any provisions related to recovery of gain on, or forfeiture of, an award or shares issued pursuant to an award, based on such considerations as our administrator in its sole discretion determines;

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

•

construe and interpret the Amended EIP and awards granted under it, and to establish, amend and revoke rules and regulations for its administration and, in the exercise of this power, to correct any defect, omission or inconsistency in the Amended EIP or in any award agreement in a manner and to the extent it shall deem necessary or expedient to make the Amended EIP fully effective;

•	amend the Amended EIP or an award granted thereunder;

•	suspend or terminate the Amended EIP at any time;

•	settle all controversies regarding the Amended EIP and awards granted under it;

•

exercise such powers and perform such acts as our administrator deems necessary, desirable, convenient or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Amended EIP; and

•

establish, adopt or revise any rules and regulations, including adopting sub-plans to the Amended EIP or special terms for award agreements, for the purposes of complying with non-U.S. laws and/or taking advantage of tax favorable treatment for awards granted to participants outside the United States, subject to the terms and conditions of the Amended EIP, as it may deem necessary or advisable to administer the Amended EIP.

Non-Employee Director Compensation Limit.    The maximum amount of total compensation, calculated as the sum of  (1) the grant date fair value (determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all awards payable in shares and the maximum cash value of any other award granted under the Amended EIP, plus (2) cash compensation in the form of Board and committee retainers and meeting or similar fees, payable to a non-employee director for services during a single Company fiscal year may not exceed $750,000. Compensation counts towards this limit for the fiscal year in which it is granted (regardless of when it vests) or earned by a non-employee director, and not later when distributed, in the event it is deferred. This limit may not be increased without the approval of our shareholders.

Award Limitations.    No employee will be eligible to be granted Full-Value Share Awards under the Amended EIP covering more than 10 million shares during any single Company fiscal year or options and/or share appreciation rights covering more than 8 million shares during any single Company fiscal year.

Options.    Options may be granted under the Amended EIP. The terms of an option generally will be determined by the administrator and set forth in an award agreement, subject to the terms and conditions of the Amended EIP. The Amended EIP provides that options must have an exercise price that is at least equal to 100% of the fair market value of our ordinary shares on the date the option is granted, except if such option is granted pursuant to an assumption or substitution for another option in a manner satisfying the terms and conditions of the Amended EIP. The Amended EIP provides that options may have a maximum term of no more than 7 years. However, an incentive share option granted to an individual who owns 10% of the total combined voting power of all classes of our shares or of any of our affiliates must have an exercise price that is at least equal to 110% of the fair market value of our ordinary shares on the date the incentive share option is granted and may have a maximum term of no more than 5 years. To the extent permitted in his or her option agreement, an option holder may exercise an option by payment of the exercise price in cash or check, or at the discretion of the administrator: (1) according to a deferred payment or similar arrangement, (2) pursuant to a “same day sale” program, (3) by the surrender of shares to us or (4) by a combination approved by the administrator. In the event of the option holder’s termination, the option holder will generally have up to three months (up to one year if the termination is due to disability and one year for the beneficiary if due to death) from termination to exercise his or her vested options, except that an option may not be exercised after the expiration of its term.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Restricted Share Bonuses and Performance Share Bonuses.    Restricted share bonuses and performance share bonuses may be granted under the Amended EIP. Restricted share bonuses and performance share bonuses are grants of shares not requiring the payment of any monetary consideration, but subject to restrictions as determined by the administrator and set forth in an award agreement, subject to the terms and conditions of the Amended EIP. Generally, unless the award agreement provides otherwise, the shares underlying restricted share bonus or performance share bonus awards may not be sold, transferred, or otherwise disposed of until those conditions are met. The vesting of restricted share bonus awards will generally be based on the participant’s continuous service; the vesting of performance share bonus awards will be based on the achievement of certain performance criteria, as determined by the administrator. In the event a participant’s continuous service terminates or a participant fails to meet performance criteria, all unvested shares as of the date of termination or failure to meet the performance criteria will be reacquired by us at no cost to us.

Share Appreciation Rights.    The administrator may grant share appreciation rights independently of or in connection with an option grant. The terms of a share appreciation rights award generally will be determined by the administrator and set forth in an award agreement, subject to the terms and conditions of the Amended EIP. The base price per share of an independent share appreciation right will be at least 100% of the fair market value of our ordinary shares on the date of grant. Generally, each share appreciation right will entitle a participant upon redemption to an amount equal to (a) the excess of (1) the fair market value on the redemption date of one ordinary share over (2) the base price, times (b) the number of ordinary shares covered by the share appreciation right being redeemed. To the extent a share appreciation right is granted concurrently with an option grant, the redemption of the share appreciation right will proportionately reduce the number of shares subject to the concurrently granted option. Payment will be made in shares or in cash, or a combination of both, as determined by the administrator.

Phantom Share Units.    Phantom share units may be granted under the Amended EIP. A phantom share unit is the right to receive the value of one ordinary share, redeemable upon terms and conditions set by the administrator and set forth in an award agreement, subject to the terms and conditions of the Amended EIP. Unless the administrator provides otherwise, the value of a phantom share unit will be equal to the fair market value of a share. Distributions upon redemption of phantom share units may be in shares valued at fair market value on the date of redemption or in cash, or a combination of both, as determined by the administrator.

RSUs, PSUs and TPSUs.    The administrator may also award RSUs, PSUs, and/or TPSUs, which entitle the participant to receive the value of one ordinary share per unit at the time the unit vests, with delivery of such value (distributed in shares or in cash or a combination) on a date chosen by the participant to the extent permitted by law. RSUs, PSUs and TPSUs will be awarded upon terms and conditions set by the administrator and set forth in an award agreement, subject to the terms and conditions of the Amended EIP. For RSUs, vesting will generally be based on the participant’s continuous service; for PSUs and TPSUs, vesting will be based on the achievement of certain performance criteria, as determined by the administrator, as well as continuous service. In the event a participant’s continuous service terminates, all unvested shares as of the date of termination will be forfeited.

Other Share-Based Awards.    The administrator is authorized to grant other share-based awards subject to the terms and conditions set forth in an applicable award agreement and such other terms and conditions as may be specified by the administrator that are not inconsistent with the provisions of the Amended EIP, and that by their terms involve or might involve the issuance of, consist of, or are denominated in, payable in, valued in whole or in part by reference to, or otherwise relate to, shares. The administrator may establish one or more separate programs under the Amended EIP for the purpose of issuing particular forms of other share-based awards to one or more classes of eligible persons on such terms and conditions as determined by the administrator from time to time.

Deferred Share Units.    To the extent permitted by the administrator and subject to the terms of an applicable award agreement, participants may elect to defer receipt of vested shares underlying any share award in accordance with the requirements of applicable law, and generally subject to the terms of our deferred

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

compensation plan. When the participant vests in shares underlying such share award, the participant will be credited with a number of deferred share units equal to the number of shares for which delivery is deferred. Deferred share units may be paid by us by delivery of shares, in cash, or a combination thereof, as the administrator will in its sole discretion deem appropriate, in accordance with the timing and manner of payment elected by the participant on his or her election form.

Dividends and Dividend Equivalent Rights.    If under the terms of the relevant award grant dividends (for restricted share bonuses or performance share bonuses) or dividend equivalents (for RSUs, TPSUs, PSU, Phantom Share Units, or other similar units) are credited and accrue, such dividends or dividend equivalents, as applicable, are subject to the same vesting conditions as the award itself. Consequently, no dividends or dividend equivalents, as applicable, may be paid on any award to the extent that the award has not vested. Such amounts will not be payable, if at all, unless and until the award vests.

Dividends or dividend equivalents, if any, that may become payable upon the vesting of shares or units, as applicable, will be distributed to the participant, at the discretion of the administrator, in cash or in shares having a fair market value equal to the amount of such dividends or dividend equivalents, as applicable. However, as noted above, if such awards are forfeited, the participant will have no right to such dividends or dividend equivalents (except as otherwise set forth in the applicable award agreement, subject to the terms and conditions of the Amended EIP).

Performance-Based Awards.    The Amended EIP establishes the following rules for the grant and administration of PSUs, TPSUs and performance share bonuses (collectively, “performance-based awards”) granted to executive officers, unless otherwise expressly determined by the administrator.

The grant, vesting or retention of performance-based awards generally will be subject to attainment of performance goals based on any one or more of the measures set forth below or other standards of financial performance and/or personal performance evaluations. The administrator may also base the grant, vesting or retention of such awards on derivations of such performance goals or other criteria, either individually, alternatively, or in any combination, applied to either Seagate as a whole or to a business unit or subsidiary, and measured either annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the administrator. The performance goals will be established by the administrator at the earlier of (i) 90 days after the start of the performance period or (ii) within the first 25% of the performance period. The performance goals for performance-based awards may be based on measures including, without limitation, one or more of the following:

•	pre- and after-tax income;

•	operating income;

•	net operating income or profit (before or after taxes);

•	net earnings;

•	net income (before or after taxes);

•	operating margin;

•	gross margin;

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

•	cash flow (before or after dividends);

•	earnings per share;

•	return on equity;

•	return on assets, net assets, investments or capital employed;

•	revenue;

•	market share;

•	cost reductions or savings;

•	funds from operations;

•	total shareholder return;

•	share price;

•	earnings before any one or more of the following items: interest, taxes, depreciation and/or amortization;

•	market capitalization;

•	economic value added;

•	operating ratio;

•	product development or release schedules;

•	new product innovation;

•	implementation of our critical processes or projects;

•	customer service or customer satisfaction;

•	product quality measures;

•	days sales outstanding or working capital management;

•	inventory or inventory turns;

•	pre-tax profit; and/or

•	cost reductions.

Notwithstanding satisfaction of any performance goals, the number of shares issued under or the amount paid under a performance-based award may, to the extent specified in the award agreement, be reduced, but not increased, by the Compensation Committee on the basis of such further considerations as the Compensation Committee in its sole discretion shall determine.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

In addition, pursuant to the Amended EIP, the Compensation Committee may determine to adjust any of the performance criteria or other such standards of financial and/or personal performance criteria for performance-based awards including, without limitation, as follows:

•	to exclude restructuring and/or other non-recurring charges;

•	to exclude share-based compensation costs;

•	to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings;

•

to exclude the effects of changes to U.S. GAAP required by the U.S. Financial Accounting Standards Board, as well as changes in accounting standards promulgated by other accounting standards setters to the extent applicable (for example, resulting from future potential voluntary or mandatory adoption of International Financial Reporting Standards);

•	to exclude the effects of any statutory adjustments to corporate tax rates;

•	to exclude the effects of any unusual or nonrecurring items as determined under U.S. GAAP;

•	to exclude any other unusual, non-recurring gain or loss, or other extraordinary item;

•	to respond to any unusual or extraordinary transaction, event or development;

•	to respond to changes in applicable laws, regulations and/or accounting principles;

•	to exclude the dilutive or accretive effects of dispositions, acquisitions or joint ventures;

•

to exclude the effect of any change in the outstanding shares by reason of any share dividend or split, share repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to shareholders other than regular cash dividends;

•	to reflect a corporate transaction, such as a merger, consolidation, separation (including a spinoff or other distribution of shares or property by a corporation), or reorganization; and

•	to reflect any partial or completed corporate liquidation.

Notwithstanding the above, performance awards granted to covered executive officers under the EIP that were intended to qualify as deductible “performance-based compensation” under Prior Section 162(m) continue to be governed by the applicable provisions of the EIP relevant to such qualified awards, notwithstanding the amendments adopted in the Amended EIP.

Forfeiture and Recoupment Provisions.    The administrator may specify in an award agreement that a participant’s rights, payments and/or benefits with respect to an award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, including termination for cause, violation of applicable company policies or codes of conduct, breach of an agreement between the participant and the Company or affiliate, or any other conduct by the participant that is detrimental to our or any affiliate’s business interests or reputation. All awards (including vested awards) will be subject to the terms and conditions, if applicable, of any

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

recoupment requirement imposed under applicable laws, rules, regulations or stock exchange listing standards, as well as to the terms and conditions of any recoupment policy adopted by us from time to time to implement such requirements or to facilitate corporate governance, or for such other purpose as may be set forth in an award agreement.

Transferability.    Unless otherwise determined by the administrator or provided for in a written agreement evidencing an award, awards granted under the Amended EIP generally will not be transferable other than by will or by the laws of descent and distribution.

Change of Control; Dissolution or Liquidation.    In the event of a “change of control” (as defined in the Amended EIP, other than a dissolution or liquidation), if the surviving or acquiring entity refuses to assume, continue or substitute outstanding share awards, the Board may provide for the (1) continuation of any share awards outstanding under the Amended EIP, (2) making of a cash payment in exchange for the cancellation of an award or (3) in the case of options, share appreciation rights or phantom share units, termination of an award upon the consummation of the change of control, but only if the participant has been notified and permitted to exercise or redeem such option, share appreciation right or phantom share unit prior to the change of control. Subject to the terms and conditions of the Amended EIP, at any time including upon a change of control, the Board may provide for the acceleration of exercisability and/or vesting of an award. The Board shall not be obligated to treat all awards, even those that are of the same type, in the same manner. In the event of our dissolution or liquidation, all outstanding awards will terminate immediately prior to dissolution.

No Repricing or Cancelation and Replacement without Shareholder Approval.    The Amended EIP prohibits the Board from repricing options or share appreciation rights, or cashing out or substituting any such awards other than in connection with a change of control as described above, without first obtaining the approval of our shareholders.

Amendment or Termination.    The Board may amend, suspend, or terminate the Amended EIP in any respect at any time, subject to shareholder approval to the extent required under the Amended EIP and/or if such approval is required by applicable law or stock exchange rules. However, unless required or advisable under applicable law, no amendment to the Amended EIP may materially impair any of the rights of a participant under any awards previously granted, without his or her consent.

Term.    Subject to shareholder approval of the Amended EIP, unless earlier terminated by the Board, the Amended EIP will expire on October 29, 2029. No awards will be granted under the Amended EIP after that date. No incentive stock options may be granted under the Amended EIP after July 29, 2029.

Share Price.    On August 26, 2019 the closing price of our ordinary shares on the NASDAQ Global Select Market was $47.07 per share.

Certain Federal Income Tax Consequences

We believe that, based on the laws as in effect on the date of this proxy statement, the following is a summary of the principal U.S. federal income tax consequences to participants and to us of awards granted under the Amended EIP. This summary is not a complete analysis of all potential tax consequences relevant to participants and to us and does not describe tax consequences based on particular circumstances. The laws governing the tax consequences of these awards are highly technical and such laws are subject to change. State, local, and non-U.S. tax laws are not discussed.

Share Options.    When a non-statutory share option is granted, there are no income tax consequences for the option holder or us. When a non-statutory share option is exercised, in general, the option holder recognizes compensation equal to the excess of the fair market value of the underlying ordinary shares on the date of exercise

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

over the exercise price. We are entitled to a deduction equal to the compensation recognized by the option holder for our taxable year that ends with or within the taxable year in which the option holder recognized the compensation, subject to Section 162(m) of the Code.

When an incentive share option is granted, there are no income tax consequences for the option holder or us. When an incentive share option is exercised, the option holder does not recognize income and we do not receive a deduction. The option holder, however, must treat the excess of the fair market value of the underlying ordinary shares on the date of exercise over the option price as an item of adjustment for purposes of the alternative minimum tax.

If the option holder disposes of the underlying shares after the option holder has held the shares until the expiration of two years after the incentive share option was granted and one year after the incentive share option was exercised, the amount the option holder receives upon the disposition over the exercise price is treated as long-term capital gain for the option holder. We are not entitled to a deduction. If the option holder makes a “disqualifying disposition” of the underlying shares by disposing of the shares before they have been held until the expiration of two years after the date the incentive share option was granted and one year after the date the incentive share option was exercised, the option holder recognizes compensation equal to the excess of (1) the fair market value of the underlying shares on the date the incentive option was exercised or, if less, the amount received on the disposition over (2) the exercise price. We are entitled to a deduction equal to the compensation recognized by the option holder for our taxable year that ends with or within the taxable year in which the option holder recognized the compensation, subject to Section 162(m) of the Code.

Share Appreciation Rights and Phantom Share Units.    When a share appreciation right or phantom share unit is granted, there are no income tax consequences for the participant or us. When a phantom share unit vests, generally the participant recognizes compensation equal to the cash and/or shares received, with the shares valued at fair market value as of the date of receipt. When a share appreciation right is exercised or redeemed, the participant recognizes compensation equal to the cash and/or the fair market value of the shares received upon exercise or redemption. We are entitled to a deduction equal to the compensation recognized by the participant, subject to Section 162(m) of the Code.

Share Units and Restricted Share Awards.    Generally, when a share unit award (whether as a RSU, PSU or TPSU) or a restricted share (whether as a restricted share bonus or performance share bonus) is granted, there are no income tax consequences for the participant or us. Upon the payment to the participant of the underlying shares in respect of share units or the lapse of restrictions on restricted share awards, the participant generally recognizes compensation equal to the fair market value of the shares as of the date of delivery or release. We are entitled to a deduction equal to the compensation recognized by the participant, subject to Section 162(m) of the Code.

Dividend Equivalent Rights.    When a dividend equivalent right is granted, there are no income tax consequences for the participant or us. When a dividend equivalent right is paid, the participant recognizes compensation equal to the cash and/or the fair market value of the shares received. We are entitled to a deduction equal to the compensation recognized by the participant.

Section 162(m) of the Code.    Section 162(m) of the Code imposes an annual deduction limitation of $1 million on the amount of compensation paid to our chief executive officer, chief financial officer and certain of our current and former executive officers. Prior to the enactment of the Tax Act, the deduction limit did not apply to “performance-based compensation” that complied with certain conditions imposed by Prior Section 162(m). The Tax Act provides limited transition relief for “performance-based compensation” paid pursuant to certain grandfathered arrangements in effect as of November 2, 2017, provided the grandfathered arrangements are not materially modified. The Outstanding Qualified Performance-Based Awards were intended, at the time of grant, to qualify as “performance-based compensation” under Prior Section 162(m) and nothing in the Amended EIP is intended to

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

modify in any material respect any of the terms of those Outstanding Qualified Performance-Based Awards. While little guidance has been issued on the scope of the transition relief, its application is based on interpretation and no assurances can be given as to whether all or some amounts payable pursuant to such Outstanding Qualified Performance-Based Awards will be fully deductible.

Section 280G of the Code.    Awards that are granted, accelerated or enhanced upon the occurrence of a change in control may give rise, in whole or in part, to excess parachute payments within the meaning of Section 280G of the Code to the extent that such payments, when aggregated with other payments subject to Section 280G of the Code, exceed the limitations contained in that provision. Such excess parachute payments are not deductible by us and are subject to an excise tax of 20% payable by the recipient.

Section 409A of the Code.    Certain awards under the Amended EIP may be considered “non-qualified deferred compensation” for purposes of Section 409A of the Code, which imposes additional requirements on the payment of deferred compensation, including that for certain individuals who are officers, payment due upon separation from service generally may commence no earlier than six months after such officer’s separation from service. Generally, if at any time during a taxable year a non-qualified deferred compensation plan fails to meet the requirements of Section 409A, or is not operated in accordance with those requirements, all amounts deferred under the non-qualified deferred compensation plan for the current taxable year and all preceding taxable years, by or for any participant to whom the failure relates, are includible in the gross income of the participant for the taxable year to the extent not subject to a substantial risk of forfeiture and not previously included in gross income. If a deferred amount is required to be included in income under Section 409A, the amount also is subject to an additional income tax equal to 20% of the compensation required to be included in gross income, plus interest.

New Plan Benefits

The number of awards that our employees, officers and consultants may receive under the Amended EIP is in the discretion of the Compensation Committee and/or the Board, and therefore, is not determinable at this time. Further, the Amended EIP does not prescribe set benefits or grant amounts for non-employee directors. No awards or contingent awards have been or will be granted using the increased share reserve under the Amended EIP prior to obtaining shareholder approval of the Amended EIP. Therefore, the benefits and amounts that will be received or allocated under the Amended EIP in the future are generally not determinable at this time.

However, as described above under “Compensation of Directors,” pursuant to our current director compensation program, each non-employee director who is elected (or re-elected) at the 2019 AGM will receive a RSU award equal in number to $275,000 divided by the average closing share price for the quarter prior to the award, rounded to the nearest whole share. Any non-employee director appointed after the 2019 AGM and prior to the 2020 AGM will receive an equivalent RSU award, pro-rated based on the director’s service in the year of appointment.

By way of further background, please see the “Compensation Discussion and Analysis” and related compensation tables for a discussion of our executive compensation philosophy and for information regarding equity awards to our officers in fiscal year 2019.

Prior Grants under the EIP

As of August 26, 2019, awards covering 34,673,375 of the Company’s ordinary shares had been granted under the EIP since its inception on October 27, 2011 (which, applying the formula pursuant to which each Full-Value Share Award counts as 2.1 or 2.5 shares for each underlying share granted, includes a total of 66,985,201 ordinary shares granted under the EIP as of such date). The following table shows information regarding the grants of such awards among the persons and groups identified below. No awards have been granted under the EIP to any associate of any of our directors (including nominees) or executive officers and no person has received 5% or more of the awards granted under the EIP.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

Awards Granted under the EIP Since Inception Through August 26, 2019

Name and Position	Number of Shares Underlying Option Grants	Number of Shares Underlying Full- Value Share Award Grants(1)
William D. Mosley,	793,087	767,332
Director and CEO
Gianluca Romano,	115,164	26,150
Executive Vice President and Chief Financial Officer
James J. Murphy,	552,929	219,220
Executive Vice President, Worldwide Sales & Marketing
Jeffrey D. Nygaard,	268,643	180,648
Executive Vice President, Operations, Product Development, and Technology Development
Katherine E. Schuelke,	110,680	54,615
Senior Vice President, Chief Legal Officer and Company Secretary
David H. Morton, Jr.	310,382	277,870
Former Executive Vice President and Chief Financial Officer
Kathryn R. Scolnick	185,795	124,478
Former Senior Vice President and Interim Chief Financial Officer
All Current Executive Officers as a Group	1,840,503	1,247,965
All Current Directors Who Are Not Executive Officers as a Group	720,144	1,442,548
All Employees, Including All Current Officers Who Are Not Executive Officers, as a Group	7,168,536	20,692,397
Each Nominee for Election as a Director: (other than our CEO)
Stephen J. Luczo	720,144	1,151,220
Mark W. Adams		18,710
Judy Bruner		10,431
Michael R. Cannon		60,999
William T. Coleman		49,332
Jay L. Geldmacher		49,332
Dylan G. Haggart		10,431
Stephanie Tilenius		31,094
Edward J. Zander		60,999

(1)	This column assumes for all PSUs and TPSUs, where vesting is subject to performance conditions, the probable outcome of related performance conditions at target levels.

As required under Irish law, the resolution in respect of Proposal 4 is an ordinary resolution that requires the affirmative vote of a simple majority of the votes cast.

The Board of Directors recommends that you vote “FOR” the approval of the Amended EIP.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

PROPOSAL 5 – GRANT BOARD AUTHORITY TO ALLOT AND ISSUE SHARES

(Ordinary Resolution)

Under Irish law, directors of an Irish company must have authority from its shareholders to allot and issue any of its authorized but unissued share capital. Because our current authority will expire on October 18, 2020, we are presenting this Proposal 5 to renew the Board’s authority to allot and issue our authorized shares on the terms set forth below.

We are seeking approval to authorize our Board, effective upon expiration of our existing authority noted above, to issue up to 33%, or 66% pursuant to a fully pre-emptive rights issue, of our issued ordinary share capital as of the latest practicable date before this Proxy Statement, for a period expiring 18 months from October 18, 2020, unless otherwise renewed, varied or revoked.

Granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish market practice. This authority is fundamental to our business and enables us to issue shares, including in connection with our equity compensation plans (where required) and, if applicable, funding acquisitions and raising capital. We are not asking you to approve an increase in our authorized share capital or to approve a specific issuance of shares. Instead, approval of this Proposal 5 will only grant the Board the authority to issue shares that are already authorized under our Articles of Association upon the terms below. In addition, we note that, because we are a NASDAQ listed company, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of the NASDAQ and SEC, including those rules that limit our ability to issue shares in specified circumstances. Furthermore, we note that this authorization is required as a matter of Irish law only and is not otherwise required for other U.S. companies listed on the NASDAQ with whom we compete. Accordingly, approval of this resolution would merely place us on par with NASDAQ-listed companies incorporated in the United States.

The text of this resolution is as follows:

“RESOLVED, as an ordinary resolution, that the directors be and are hereby generally and unconditionally authorized pursuant to sub-section (1) of Section 1021 of the Companies Act 2014 of Ireland (“Companies Act”) with effect from the expiration of the existing authority on October 18, 2020 to exercise all powers of the Company to allot and issue relevant securities (within the meaning of sub-section (12) of Section 1021 of the Companies Act) up to an aggregate nominal amount of $875.47 (being equivalent to approximately 33% of the aggregate nominal value of the issued ordinary share capital of the Company as of August 26, 2019 (the latest practicable date before this Proxy Statement)), and pursuant to a fully pre-emptive rights issue, up to an aggregate of $1,750.94 (being equivalent to approximately 66% of the aggregate nominal value of the issued ordinary share capital of the Company as of August 26, 2019 (the latest practicable date before this Proxy Statement)), and the authority conferred by this resolution shall expire 18 months from the date this authority takes effect, unless otherwise renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the directors may allot relevant securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.”

Vote Required; Recommendation of the Board

As required under Irish law, the resolution with respect to this Proposal 5 is an ordinary resolution that requires the affirmative vote of a simple majority of the votes cast by holders of ordinary shares on the Record Date represented in person or by proxy at the 2019 AGM.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” GRANTING THE BOARD AUTHORITY TO ALLOT AND ISSUE SHARES.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

PROPOSAL 6 – GRANT BOARD AUTHORITY TO OPT-OUT OF STATUTORY PRE-EMPTION RIGHTS

(Special Resolution)

Under Irish law, unless otherwise authorized, when an Irish company issues shares for cash, it is required first to offer those shares on the same or more favorable terms to existing shareholders of the company on a pro-rata basis (commonly referred to as the statutory pre-emption right). Because our current authority will expire on October 18, 2020, we are presenting this Proposal 6 to renew the Board’s authority to opt-out of the pre-emption right on the terms set forth below. Our directors may issue shares for cash in pursuance of any offer or agreement under our current authority until its expiry.

We are seeking shareholder approval to authorize our Board, upon expiration of our existing authority, to opt-out of the statutory pre-emption rights provision in the event of (1) allotment of shares for cash in connection with any rights issue, and (2) allotment of shares for cash, provided such cash allotment is limited to up to 10% of our issued ordinary share capital as of August 26, 2019 (the latest practicable date before this Proxy Statement), provided that any amount above 5% is to be used solely for the purposes of an acquisition or a specified capital investment and, provided further that, in each case, such authorities commence as of October 18, 2020 and be limited to a period expiring 18 months from the date this authority takes effect, unless otherwise renewed, varied or revoked.

Granting the Board this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish market practice. Similar to the authorization sought for Proposal 5, this authority is fundamental to our business and enables us to issue shares under our equity compensation plans (where required) and, if applicable, will facilitate our ability to fund acquisitions and otherwise raise capital. We are not asking you to approve an increase in our authorized share capital. Instead, approval of this Proposal 6 will only grant the Board the authority to issue shares in the manner already permitted under our articles upon the terms set forth in the resolution below. Without this authorization, in each case where we issue shares for cash, we would first have to offer those shares on the same or more favorable terms to all of our existing shareholders. This requirement could undermine the operation of our compensation plans and cause delays in the completion of acquisitions and capital raising for our business. Furthermore, we note that this authorization is required as a matter of Irish law and is not otherwise required for other U.S. companies listed on the NASDAQ with whom we compete. Accordingly, approval of this resolution would merely help us compete with other NASDAQ-listed companies.

The text of the resolution is as follows:

“RESOLVED, as a special resolution, that, subject to the passing of the resolution with respect to Proposal 5 as set out above and with effect from the expiration of the existing authority on October 18, 2020, the directors be and are hereby empowered pursuant to section 1023 of the Companies Act 2014 of Ireland (“Companies Act”) to allot equity securities (as defined in section 1023 of that Companies Act) for cash, pursuant to the authority conferred by Proposal 5 as if section 1022 of the Companies Act did not apply to any such allotment, provided that this power shall be limited to:

a)

the allotment of equity securities in connection with a rights issue in favour of the holders of ordinary shares (including rights to subscribe for, or convert into, ordinary shares) where the equity securities respectively attributable to the interests of such holders are proportional (as nearly as may be) to the respective numbers of ordinary shares held by them (but subject to such exclusions or other arrangements as the directors may deem necessary or expedient to deal with fractional entitlements that would otherwise arise, or with legal or practical problems under the laws of, or the requirements of any recognized regulatory body or any share exchange in, any territory, or otherwise); and

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

b)

the allotment (other than pursuant to sub-paragraph (a) above) of equity securities up to an aggregate nominal value of $265.29 (being equivalent to approximately 10% of the aggregate nominal value of the issued ordinary share capital of the Company as of August 26, 2019 (the latest practicable date before this Proxy Statement)), provided that any such issuance above an aggregate nominal value of $132.65 (being equivalent to 5% of the aggregate nominal value of the issued ordinary share capital of the Company as of August 26, 2019 (the latest practicable date before this Proxy Statement) is to be solely used for the purposes of an acquisition or a specified capital investment;

and, in each case, the authority conferred by this resolution shall expire 18 months from the date this authority takes effect, unless otherwise renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the directors may allot equity securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired.”

Vote Required; Recommendation of the Board

As required under Irish law, the resolution with respect to this Proposal 6 is a special resolution that requires the affirmative vote of at least 75% of the votes cast by holders of ordinary shares on the Record Date represented in person or by proxy at the 2019 AGM.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” GRANTING THE BOARD AUTHORITY TO OPT-OUT OF STATUTORY PRE-EMPTION RIGHTS.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

PROPOSAL 7 – DETERMINE THE PRICE RANGE AT WHICH THE COMPANY CAN RE-ALLOT SHARES HELD AS

TREASURY SHARES

(Special Resolution)

Our open-market share repurchases and other share buyback activities, all effected by way of redemptions in accordance with our Articles of Association, may result in ordinary shares being acquired and held by the Company as treasury shares. We may re-allot treasury shares that we may acquire through our various share buyback activities including in connection with our executive and director compensation programs.

Under Irish law, our shareholders must authorize the price range at which we may re-allot any shares held in treasury. In this Proposal 7, that price range is expressed as a minimum and maximum percentage of the closing market price of our ordinary shares on the NASDAQ the day preceding the day on which the relevant share is re-allotted. Under Irish law, this authorization must expire no later than 18 months after its passing unless renewed.

“RESOLVED, as a special resolution, that for purposes of section 1078 of the Companies Act 2014 of Ireland (“Companies Act”) , the re-allotment price at which any treasury shares (as defined by section 106(1) of the Companies Act) held by the Company may be re-allotted off-market shall be as follows:

(a)        The maximum price at which a treasury share may be re-allotted off-market shall be an amount equal to 120% of the closing price on the NASDAQ for shares of that class on the day preceding the day on which the relevant share is re-allotted by Seagate.

(b)        The minimum price at which a treasury share may be re-allotted shall be the nominal value of the share where such share is required to satisfy an obligation under an employees’ share scheme (as defined under section 64(1) of the Companies Act) or any share incentive plan operated by Seagate or, in all other cases, an amount equal to 90% of the closing price on the NASDAQ for shares of that class on the day preceding the day on which the relevant share is re-allotted by Seagate.

(c)        The re-allotment price range as determined by paragraphs (a) and (b) shall expire 18 months from the date of the passing of this resolution, unless previously varied, revoked or renewed in accordance with the provisions of section 109 and/or section 1078 (as applicable) of the Companies Act (and/or any corresponding provision of any amended or replacement legislation) and is without prejudice or limitation to any other authority of the Company to re-allot treasury shares on-market.”

Vote Required; Recommendation of the Board

As required under Irish law, the resolution with respect to this Proposal 7 is a special resolution that requires the affirmative vote of at least 75% of the votes cast by holders of ordinary shares on the Record Date represented in person or by proxy at the 2019 AGM.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO DETERMINE THE PRICE RANGE AT WHICH THE COMPANY CAN RE-ALLOT SHARES HELD AS TREASURY SHARES.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information concerning the Company’s equity compensation plans as of June 28, 2019.

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights		Weighted Average Exercise Price of Outstanding Options, Warrants and Rights		Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans
Equity compensation plans approved by shareholders	3,454,726	(1)	$41.04	(2)	19,685,004	(3)
Equity compensation plans not approved by shareholders	—		—		—

Total	3,454,726		$41.04		19,685,004

(1)

Represents 3,363,975 ordinary shares that were subject to issuance upon the exercise of share options granted under the EIP and 90,751 ordinary shares that were subject to issuance upon the exercise of share options granted under the Dot Hill 2009 Equity Incentive Plan. Effective April 24, 2019, the Company terminated the Dot Hill 2009 Equity Incentive Plan.

(2)	This value is calculated based on the exercise price of options outstanding under the EIP and the Dot Hill 2009 Equity Incentive Plan.
(3)	Represents 19,685,004 ordinary shares available for future issuance under the EIP.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

SHAREHOLDER PROPOSALS AND NOMINATIONS

Any proposal by a shareholder intended to be included in our Proxy Statement for the 2020 AGM must be received by the Company at its registered office at 38/39 Fitzwilliam Square, Dublin 2, D02 NX53, Ireland, Attn: Company Secretary, no later than May 15, 2020. Any such proposal must meet the requirements set forth in the rules and regulations of the SEC, including Rule 14a-8, to be eligible for inclusion in our 2020 Proxy Statement.

The Company’s Articles of Association set forth procedures to be followed by shareholders who wish to nominate candidates for election to the Board in connection with the annual general meetings of shareholders or who wish to bring other business before a shareholders’ general meeting. All such nominations must be accompanied by certain background and other information specified in the Articles of Association. A shareholder wishing to nominate a director for the 2020 AGM must provide written notice to the Company Secretary of their intention to make such nomination no earlier than April 15, 2020 and no later than May 15, 2020, that is by a date not less than 120 nor more than 150 days before the anniversary of the mailing of the Proxy Statement for our prior year’s annual general meeting. If the date of the 2020 AGM occurs more than 30 days before or after the anniversary of the 2019 AGM, then the written notice must be provided to the Company Secretary no earlier than the 150th day prior to the date of the 2020 AGM and not later than the later of the 120th day prior to the date of the 2020 AGM or the 10th day following the day on which public announcement of the date of such meeting is first made.

Unless a shareholder who wishes to bring business before the 2020 AGM outside the processes of Rule 14a-8 (other than a nomination as outlined above, and subject to applicable rules) provides written notice of such business received by the Company Secretary, at the address specified above, no later than July 29, 2020, the Company-designated proxy holders will have discretionary authority to vote on any such proposal at the 2020 AGM with respect to all proxies submitted to us, even when we do not include in our Proxy Statement advice on the nature of the matter and how the Company-designated proxy holders intend to exercise their discretion to vote on the matter. If the date of the 2020 AGM occurs more than 30 days before or after the anniversary of the 2019 AGM, then such notice must be received by the Company Secretary, at the address specified above, not later than the later of the 75th day prior to the date of the 2020 AGM or the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must include a description of the proposed item and the reasons the proposing shareholder believes its position concerning the item. These requirements are separate from and in addition to the requirements a shareholder must meet to have a proposal included in our 2020 Proxy Statement.

The Nominating and Corporate Governance Committee will consider all shareholder recommendations for candidates for Board membership, which should be sent to that Committee, care of the Company Secretary, at the address set forth above. In addition to considering candidates recommended by shareholders, the Nominating and Corporate Governance Committee considers potential candidates recommended by current directors, Seagate officers and employees, and others. As stated in the Company’s Corporate Governance Guidelines, all candidates for Board membership are selected based upon their professional experience, recognized achievement in his or her respective field, willingness to make the commitment of time and effort required, good judgment, strength of character, reputation for integrity and personal and professional ethics, and an independent mind. Candidates recommended by shareholders are evaluated in the same manner as director candidates identified by any other means.

Irish law provides that any shareholder or shareholders holding not less than 50% of the paid-up share capital of the Company carrying voting rights may convene an extraordinary general meeting of the Company. Irish law provides any shareholder or shareholders holding not less than 10% of the paid-up share capital of the Company carrying voting rights may requisition the directors to call an extraordinary general meeting at any time. The shareholders who wish to requisition an extraordinary general meeting must deposit a written notice, which is signed by the shareholders requisitioning the meeting and states the objects of the meeting, at Seagate’s registered office set forth above.

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

If the directors do not within 21 days of the date of deposit of the requisition proceed to convene a meeting to be held within two months of that date, those shareholders (or any of them representing more than half of the total voting rights of all of them) may themselves convene a meeting but any meeting so convened cannot be held after the expiration of three months from the date of deposit of the requisition. These provisions of Irish law are in addition to, and separate from, the requirements that a shareholder must meet in order to have a proposal included in the Proxy Statement under the rules of the SEC.

If a shareholder wishes to communicate with the Board for any other reason, all such communications should be sent in writing, care of the Company Secretary, at the address set forth above.

DISCLOSURE OF INTERESTS

Under the Companies Act 2014 of Ireland, persons must notify us if, as a result of a transaction, they will become interested in 3% or more of our shares or, if as a result of a transaction, the person who was interested in 3% or more of our shares ceases to be so interested. Where a person is interested in 3% or more of our shares, that person must notify us of any alteration in his or her interest that brings his or her total interest through the nearest whole percentage, whether an increase or a reduction. The relevant percentage figure is calculated by reference to the aggregate nominal value of our issued share capital (or any such class of share capital in issue). Where the percentage level of that person’s interest does not amount to a whole percentage, this figure may be rounded down to the next whole number. We must be notified within five business days of the transaction or alteration of the person’s interests that gave rise to the notification requirement. If a person fails to comply with these notification requirements, the person’s interest with respect to any of our ordinary shares that it holds will not be enforceable, either directly or indirectly. However, such person may apply to the Irish High Court to have the rights attaching to such shares reinstated.

INCORPORATION BY REFERENCE

To the extent that this Proxy Statement is incorporated by reference into any other filing by us under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this Proxy Statement entitled “Report of the Compensation Committee” and “Report of the Audit Committee” (to the extent permitted by the rules of the SEC) will not be deemed incorporated, unless specifically provided otherwise in that other filing.

Information contained on, or accessible through, our website is not a part of this Proxy Statement and is not deemed incorporated by reference hereunder for any purpose.

ANNUAL REPORT

A copy of our Annual Report on Form 10-K (excluding exhibits) and our Irish Statutory Accounts, both for fiscal year 2019, accompany this Proxy Statement. A printed copy of either document, including exhibits, will be furnished without charge to beneficial shareholders or shareholders of record upon request to Investor Relations, Seagate Technology plc, 10200 S. De Anza Boulevard, Cupertino, California 95014, or upon calling 1.408.658.1222.

HOUSEHOLDING

SEC rules permit a single set of annual reports and proxy statements to be sent to any household at which two or more shareholders reside if they appear to be members of the same family. Each shareholder continues to receive a separate proxy card. This procedure is referred to as “householding.” While the Company does not follow the householding procedure in mailings to shareholders of record, a number of brokerage firms with account holders

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

2019 NOTICE OF MEETING AND PROXY STATEMENT

who are Company shareholders have instituted householding. In these cases, a single Proxy Statement and Annual Report will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once a shareholder has received notice from his or her broker that the broker will be householding communications to the shareholder’s address, householding will continue until the shareholder is notified otherwise or until the shareholder revokes his or her consent. If at any time a shareholder no longer wishes to participate in householding and would prefer to receive a separate Proxy Statement and Annual Report, he or she should notify his or her broker. Any shareholder can receive a copy of the Company’s Proxy Statement and Annual Report by contacting the Company at Investor Relations, Seagate Technology plc, 10200 S. De Anza Boulevard, Cupertino, California 95014. Shareholders who hold their shares through a broker or other nominee who currently receive multiple copies of the Proxy Statement and Annual Report at their address and would like to request householding of their communications should contact their broker.

By Order of the Board,

Katherine E. Schuelke Senior Vice President, Chief Legal Officer and Company Secretary

September 10, 2019

SEAGATE TECHNOLOGY PLC	2019 Proxy Statement

Appendix A

Seagate Technology plc

Directors’ Report and Financial Statements

For the Year Ended 28 June 2019

SEAGATE TECHNOLOGY PLC

DIRECTORS’ REPORT AND FINANCIAL STATEMENTS

FOR THE YEAR ENDED 28 JUNE 2019

SEAGATE TECHNOLOGY PLC

COMPANY INFORMATION

FOR THE YEAR ENDED 28 JUNE 2019

DIRECTORS

Mark W. Adams (United States)

Judy Bruner (United States)

Michael R. Cannon (United States)

William T. Coleman (United States)

Jay L. Geldmacher (United States)

Dylan Haggart (United States)

Stephen J. Luczo (United States)

William D. Mosley (United States)

Stephanie Tilenius (United States)

Edward J. Zander (United States)

SECRETARY	Katherine E. Schuelke

REGISTERED OFFICE	38/39 Fitzwilliam Square,
Dublin 2, Ireland.
D02 NX53

REGISTERED NUMBER OF INCORPORATION	480010

SOLICITOR	Arthur Cox,
Ten Earlsfort Terrace,
Dublin 2
D02 T380.

AUDITOR	Ernst & Young,
Chartered Accountants,
Ernst & Young Building,
Harcourt Centre,
Harcourt Street,
Dublin 2.

SEAGATE TECHNOLOGY PLC

DIRECTORS’ REPORT

FOR THE YEAR ENDED 28 JUNE 2019

The directors present herewith their report and audited consolidated financial statements for the year ended 28 June 2019.

In this Directors’ Report, unless the context indicates otherwise, as used herein, the terms “we,” “us,” “group,” “Seagate,” the “Company” and “our” refer to the Seagate group.

REVIEW OF THE DEVELOPMENT OF THE BUSINESS

We are a leading provider of data storage technology and solutions. Our principal products are hard disk drives, commonly referred to as disk drives, hard drives or HDDs. In addition to HDDs, we produce a broad range of data storage products including solid state drives (“SSDs”), solid state hybrid drives (“SSHDs”) and storage subsystems.

Hard disk drives are devices that store digitally encoded data on rapidly rotating disks with magnetic surfaces. Disk drives continue to be the primary medium of mass data storage due to their performance attributes, reliability, high quality and cost effectiveness. Complementing existing data center storage architecture, solid state drives use integrated circuit assemblies as memory to store data, and most SSDs use NAND flash memory. In addition to HDDs and SSDs, SSHDs combine the features of SSDs and HDDs in the same unit, containing a high capacity hard disk drive and a smaller SSD acting as a cache to improve performance of frequently accessed data.

Our HDD products are designed for nearline and mission critical applications in enterprise servers and storage systems; edge non-compute applications, where our products are designed for a wide variety of end user devices such as portable external storage systems, surveillance systems, network-attached storage (“NAS”), digital video recorders (“DVRs”) and gaming consoles; and edge compute applications, where our products are designed primarily for desktop and mobile computing. Our SSD product portfolio is mainly comprised of Serial Attached SCSI (“SAS”) and Non-Volatile Memory Express (“NVMe”) and is designed for applications in enterprise servers and storage systems.

Our enterprise data solutions (“EDS”) portfolio includes storage subsystems for enterprises, cloud service providers, scale- out storage servers and original equipment manufacturers (“OEMs”).

Industry Overview

Data Storage Industry

The data storage industry includes companies that manufacture components or subcomponents designed for data storage devices and companies that provide storage solutions, software and services for enterprise cloud, big data, computing platforms and consumer markets. The rapid growth in data generation and the intelligent application of data is driving demand for data storage. As more data is created at endpoints outside traditional data centers and requires processing at the edge, the need for data storage and management has also increased. Examples of this include autonomous vehicles, smart manufacturing systems and smart cities. We believe the proliferation and personal creation of media-rich digital content, further enabled by fifth-generation wireless (“5G”), the edge, the Internet of things (“IoT”) and artificial intelligence (“AI”), will continue to create demand for higher capacity storage solutions. The new ecosystem is expected to require increasing amounts of data storage both at the edge and in enterprises that store the data.

Markets

The principal data storage markets include:

Enterprise Storage. We define enterprise storage as dedicated storage area networks and hyperscale cloud storage environments. Enterprise and cloud data centers run solutions which are designed for nearline, mission critical and enterprise SSD applications.

Nearline applications are defined as those which require high capacity and energy efficient storage solutions. We expect such applications, which include storage for cloud computing, content delivery and backup services, will continue to grow and drive exabyte demand. Additionally, with the increased requirements for storage capacity and performance driven by the creation and consumption of media-rich content, we expect that the increased exabyte demand will require further buildout of data centers by cloud service providers (“CSPs”) and other enterprises that use high-capacity nearline devices.

Mission critical applications are defined as those that use high performance enterprise class HDDs and SSDs with sophisticated firmware. Enterprise storage is vital to the operation of large-scale enterprise workloads, requiring high performance and high reliability storage solutions. We expect the market for mission critical enterprise storage solutions to continue to be driven by enterprises utilizing dedicated storage area networks.

Edge Non-Compute. We define edge non-compute applications as solutions designed primarily for consumer electronic devices that require a higher capacity, low cost-per-gigabyte storage solution, including surveillance, NAS, DVRs and gaming. Consumer solutions support a variety of consumer and industrial needs with internal and external storage solutions. Disk Drives for external storage are designed for purposes such as portable external storage, and to augment storage capacity in the consumer’s current desktop, notebook, tablet or mobile phone device.

Edge Compute. We define edge compute applications as solutions designed for desktop and mobile compute applications ranging from traditional laptops to convertible systems. Some edge compute applications rely less on built-in storage and instead rely on cloud storage for long-term archiving.

Enterprise Data Solutions. We define enterprise data solutions as applications that provide end-to-end solutions to businesses for the purpose of modular systems and scale-out storage. Applications can contain HDDs and SSDs and may offer file management systems, software and compute power, enabling both private and public clouds.

Participants in the data storage industry include:

Major subcomponent manufacturers. Companies that manufacture components or subcomponents used in data storage devices or solutions include companies that supply spindle motors, heads and media, and application specific integrated circuits (“ASICs”).

Storage device manufacturers. Companies that transform components into storage products include disk drive manufacturers and semiconductor storage manufacturers which integrate flash memory into storage products such as SSDs.

Storage solutions manufacturers and system integrators. Companies, such as OEMs, that bundle and package storage solutions, distributors that integrate storage hardware and software into end-user applications, CSPs that provide cloud based solutions to businesses for the purpose of scale-out storage solutions and modular systems, and producers of solutions such as storage racks.

Hyperscale data centers. Large hyperscale data center companies, many of which are CSPs, are increasingly designing their own storage subsystems and having them built by contract manufacturers for use inside their own data centers. This trend is reshaping the storage system and subsystem market and driving innovation in system design and changes in the competitive landscape of large storage system vendors.

Storage services. Companies that provide and host services and solutions, which include storage, backup, archiving, recovery and discovery of data.

Demand for Data Storage

The International Data Corporation (“IDC”) forecasted in its 2018 Digitization of the World study that the global datasphere will grow from 33 zettabytes in 2018 to 175 zettabytes by 2025. According to IDC, we are fast approaching a new era of the data age, which we expect will have a positive impact on storage demand. The digital transformation has given rise to many new applications, all of which rely on faster access to and a secure storage of an increasing amount of data.

As more applications require real-time decision making, more data processing and storage is moving near the edge of the network, which we believe will result in a buildup in private and edge cloud environments that will enable fast and secure access to data throughout the IoT ecosystem.

Factors contributing to the growth of digital content include:

•

Creation, sharing and consumption of media-rich content, such as high-resolution photos, high definition videos and digital music through smart phones, tablets, digital cameras, personal video cameras, DVRs, gaming consoles or other digital devices;

•	Increasing use of video surveillance and the emergence of new surveillance systems which feature higher resolution digital cameras and thus require larger data storage capacities;
•

Creation and collection of data through the development and evolution of the IoT ecosystem, big data analytics, artificial intelligence and new technology trends such as self-driving cars and drones, smart manufacturing, and smart cities;

•

The growing need for analysis of and action upon data created at the edge instead of processing and analyzing such data at data centers, which is particularly the case in verticals such as autonomous vehicles, property monitoring systems, smart manufacturing and others;

•	Continued advancement of the cloud, including the build out of large numbers of cloud data centers by CSPs and private companies transitioning on-site data centers into the cloud; and
•	Need for protection of increased digital content through redundant storage on backup devices and externally provided storage services.

As a result of these factors, we anticipate that the nature and volume of content being created will require greater storage capability, which is more efficiently and economically facilitated by higher capacity storage devices in order to store, aggregate, host, distribute, analyze, manage, protect, backup and use such content.

In addition, the economics of storage infrastructure are also evolving with the utilization of public and private hyperscale storage and open-source solutions reducing the total cost of ownership of storage while increasing the speed and efficiency with which customers can leverage massive computing and storage devices. Accordingly, we expect these trends will continue to create significant demand for data storage solutions going forward.

Demand Trends

We believe that continued growth in digital content creation requires increasingly higher storage capacity in order to store, aggregate, host, distribute, analyze, manage, protect, back up and use such content. We also believe that as architectures evolve to serve the growing commercial and consumer user base throughout the world, the storage solutions will evolve as well.

We expect increased data creation will lead to the expansion of the need for storage in the form of HDDs, EDS and SSDs. While the advance of solid state technology in many end markets is expected to increase, we believe that in the foreseeable future, cloud, traditional enterprise, edge non-compute and edge compute markets that require high-capacity storage solutions will be best served by hard disk drives due to their ability to deliver the most cost effective, reliable and energy-efficient mass storage devices. We also believe that as hard disk drive capacities continue to increase, a focus exclusively on unit demand does not reflect the increase in demand for exabytes. As demand for higher capacity drives increases, the demand profile has shifted to reflect fewer total HDD units, but with higher average capacity per drive and higher overall exabyte demand.

Industry Supply Balance

From time to time, the storage industry has experienced periods of imbalance between supply and demand. To the extent that the storage industry builds or maintains capacity based on expectations of demand that do not materialize, price erosion may become more pronounced. Conversely, during periods where demand exceeds supply, price erosion is generally muted.

Our Business

Data Storage Technologies

The design and manufacturing of HDDs depends on highly advanced technology and manufacturing techniques. Therefore, it requires high levels of research and development spending and capital equipment investments. We design, fabricate and assemble a number of the most important components in our disk drives, including read/write heads and recording media. Our design and manufacturing operations are based on technology platforms that are used to produce various disk drive products that serve multiple data storage applications and markets. Our core technology platforms, including upcoming innovations like the throughput- optimizing MACH.2 and the high-capacity enabling heated-assisted magnetic reading (“HAMR”), are focused around the areal density of media and read/write head technologies. This design and manufacturing approach allows us to deliver a portfolio of disk drive products to service a wide range of data storage applications and industries.

Disk drives that we manufacture are commonly differentiated by the following key characteristics:

•	input/output operations per second (“IOPS”), commonly expressed in megabytes per second, which is the maximum number of reads and writes to a storage location;

•	storage capacity, commonly expressed in terabytes (“TB”), which is the amount of data that can be stored on the disk drive;

•	spindle rotation speed, commonly expressed in revolutions per minute (“RPM”), which has an effect on speed of access to data;

•	interface transfer rate, commonly expressed in megabytes per second, which is the rate at which data moves between the disk drive and the computer controller;

•	average seek time, commonly expressed in milliseconds, which is the time needed to position the heads over a selected track on the disk surface;

•	data transfer rate, commonly expressed in megabytes per second, which is the rate at which data is transferred to and from the disk drive;

•	product quality and reliability, commonly expressed in annualized return rates; and

•	energy efficiency, commonly measured by the power output necessary to operate the disk drive.

Areal density is measured by storage capacity per square inch on the recording surface of a disk. The storage capacity of a disk drive is determined by the size and number of disks it contains as well as the areal density capability of these disks.

We also offer SSDs as part of our storage solutions portfolio. Our portfolio includes devices with SAS and NVMe interfaces.

The SSDs differ from HDDs in that they are without mechanical parts.

SSDs store data on NAND flash memory cells, or metal-oxide semiconductor transistors using a charge on a capacitor to represent a binary digit. SSD technology offers fast access to data and robust performance. SSDs complement mission-critical enterprise applications, hyperscale applications, high-density data centers, cloud environments and web servers.

The SSHDs that we manufacture contain a technology that fuses some features of SSDs and HDDs. They include high capacity HDDs with flash memory that acts as a cache to improve performance of frequently accessed data.

Manufacturing

We design and produce our own read/write heads and recording media, which are critical technologies for disk drives. This integrated approach enables us to lower costs and to improve the functionality of components so that they work together efficiently.

We believe that because of our vertical design and manufacturing strategy, we are well suited to take advantage of the opportunities to leverage the close interdependence of components for disk drives. Our manufacturing efficiency and flexibility are critical elements of our integrated business strategy. We continuously seek to improve our manufacturing efficiency and reduce manufacturing costs by:

•	employing manufacturing automation;

•	employing machine learning algorithms and artificial intelligence;

•	improving product quality and reliability;

•	integrating our supply chain with suppliers and customers to enhance our demand visibility and reduce our working capital requirements;

•	coordinating between our manufacturing group and our research and development organization to rapidly achieve volume manufacturing; and

•	operating our facilities at optimal capabilities.

A vertically integrated model, however, tends to have less flexibility when demand moderates as it exposes us to higher unit costs when capacity utilization is not optimized.

Components and Raw Materials

Disk drives incorporate certain components, including a head disk assembly and a printed circuit board mounted to the head disk assembly, which are sealed inside a rigid base and top cover containing the recording components in a contamination controlled environment. We maintain a highly integrated approach to our business by designing and manufacturing a significant portion of the components we view as critical to our products, such as read/write heads and recording media.

Read/Write Heads. The function of the read/write head is to scan across the disk as it spins, magnetically recording or reading information. The tolerances of read/write heads are extremely demanding and require state-of-the-art equipment and processes. Our read/write heads are manufactured with thin-film and photolithographic processes similar to those used to produce semiconductor integrated circuits, though challenges related to magnetic film properties and topographical structures are unique to the disk drive industry. We perform all primary stages of design and manufacture of read/write heads at our facilities. We use a combination of internally manufactured and externally sourced read/write heads, the mix of which varies based on product mix, technology and our internal capacity levels.

Media. Data is written to or read from the media, or disk, as it rotates at very high speeds past the read/write head. The media is made from non-magnetic substrates, usually an aluminum alloy or glass and is coated with thin layers of magnetic materials. We use a combination of internally manufactured and externally sourced finished media and aluminum substrates, the mix of which varies based on product mix, technology and our internal capacity levels. We purchase all of our glass substrates from third parties.

Printed Circuit Board Assemblies. The printed circuit board assemblies (“PCBAs”) are comprised of standard and custom ASICs and ancillary electronic control chips. The ASICs control the movement of data to and from the read/write heads and through the internal controller and interface, which communicates with the host computer. The ASICs and control chips form electronic circuitry that delivers instructions to a head positioning mechanism called an actuator to guide the heads to the selected track of a disk where the data is recorded or retrieved. Disk drive manufacturers use one or more industry standard interfaces such as serial advanced technology architecture (“SATA”), small computer system interface (“SCSI”), or SAS to communicate to the host systems.

Head Disk Assembly. The head disk assembly consists of one or more disks attached to a spindle assembly powered by a spindle motor that rotates the disks at a high constant speed around a hub. Read/write heads, mounted on an arm assembly, similar in concept to that of a record player, fly extremely close to each disk surface and record data on and retrieve it from concentric tracks in the magnetic layers of the rotating disks. The read/write heads are mounted vertically on an E-shaped assembly (“E- block”) that is actuated by a voice-coil motor to allow the heads to move from track to track. The E-block and the recording media are mounted inside the head disk assembly. We purchase spindle motors from outside vendors and from time to time participate in the design of the motors that go into our products.

Disk Drive Assembly. Following the completion of the head disk assembly, it is mated to the PCBA, and the completed unit goes through extensive defect mapping and machine learning prior to packaging and shipment. Disk drive assembly and machine learning operations occur primarily at our facilities located in China and Thailand. We perform subassembly and component manufacturing operations at our facilities in China, Malaysia, Northern Ireland, Singapore, Thailand and the United States.

Contract Manufacturing. We outsource the manufacturing and assembly of certain components and products to third parties in various countries worldwide. This includes outsourcing the PCBAs used in our disk drives, SSDs and storage subsystems. We continue to participate in the design of our components and products and are directly involved in qualifying key suppliers and components used in our products.

Suppliers of Components and Industry Constraints. There are a limited number of independent suppliers of components, such as recording heads and media, available to disk drive manufacturers. Vertically integrated disk drive manufacturers, who manufacture their own components, are less dependent on external component suppliers than less vertically integrated disk drive manufacturers. However, our business has been adversely affected by our suppliers’ capacity constraints in the past and this could occur again.

Commodity and Other Manufacturing Costs. The production of disk drives requires rare earth elements, precious metals, scarce alloys and industrial commodities, which are subject to fluctuations in price and the supply of which has at times been constrained. In addition to increased costs of components and commodities, volatility in fuel costs may also increase our costs related to commodities, manufacturing and freight. As a result, we may increase our use of alternative shipment methods to help offset any increase in freight costs, and we will continually review various forms of shipments and routes in order to minimize the exposure to higher freight costs.

Products

We offer a broad range of storage solutions for enterprise, data center, edge non-compute and edge compute applications. We offer more than one product within each product category and differentiate products on the basis of capacity, performance, product quality, reliability, price, form factor, interface, power consumption efficiency, security features and other customer integration requirements. Our industry is characterized by continuous and significant advances in technology which contribute to rapid product life cycles. Currently our product offerings include:

Enterprise Storage

Enterprise Capacity. Our enterprise capacity hard drives ship in 2.5-inch and 3.5-inch form factors and in storage capacities of up to 16TB. These products are designed for mass capacity data storage, server environments and cloud systems that require high capacity, enterprise reliability, energy efficiency and integrated security. They are available in SATA and SAS interfaces. We also offer low-cost storage options designed specifically for active archive storage environments.

Enterprise Performance HDDs and SSDs. We continue to support 10,000 and 15,000 RPM HDDs, which enable increased throughput and improve energy efficiency. Our enterprise SSDs are available in capacities up to 15TB with endurance options up to 10 drive writes per day (“DWPD”) and various interfaces. Our SSDs deliver the speed and consistency needed for demanding enterprise storage and server applications.

Edge Non-Compute Applications

Surveillance. Our surveillance HDDs are built to support the high-write workload of an always-on, always-recording video surveillance system. These surveillance optimized drives are built to support the growing needs of the surveillance market with support for multiple streams and capacities up to 16TB.

NAS. Our NAS drives are built to support the performance and reliability demanded by small and medium businesses, and incorporate interface software with custom-built health management, error recovery controls, power settings and vibration tolerance. Our NAS HDD solutions are available in capacities up to 16TB.

Video. Our Video HDDs are used in video applications like DVRs and media centers. These disk drives are optimized for video streaming in always-on applications with capacities up to 4TB to support leading-edge digital entertainment.

Gaming. Gaming HDDs are specifically optimized for console gaming usage. These products are designed to enhance the gaming experience during game-load and game-play and are available in capacities up to 8TB.

Consumer Solutions. Our external storage solutions are shipped under the Seagate Backup Plus and Expansion product lines, as well as under the LaCie and Maxtor brand names. These product lines are available in capacities up to 168TB. We strive to deliver the best customer experience, by leveraging our core technologies, offering services such as Seagate Recovery Services (data recovery) and partnering with leading brands such as Xbox, Sony and Adobe.

Edge Compute Applications

Desktop HDDs. Our 3.5-inch desktop drives ship in both traditional HDD and SSHD configurations and offer up to 14TB of capacity. Desktop drives are designed for applications such as personal computers and workstations.

Mobile HDDs. Our 2.5-inch laptop drives ship in a variety of capacities (up to 5TB) and technologies (HDD and SSHD) to support mobile needs. Used in applications ranging from traditional laptops, convertible systems and external storage, our drives are built to address a range of performance needs and sizes for affordable, high capacity storage.

Customers

We sell our products to major OEMs, distributors and retailers.

OEM customers, including large hyperscale data center companies, typically enter into master purchase agreements with us. These agreements provide for pricing, volume discounts, order lead times, product support obligations and other terms and conditions including sales programs offered to promote selected products. Deliveries are scheduled only after receipt of purchase orders. In addition, with limited lead-time, customers may defer most purchase orders without significant penalty. Anticipated orders from many of our customers have in the past failed to materialize or OEM delivery schedules have been deferred or altered as a result of changes in their business needs.

Our distributors generally enter into non-exclusive agreements for the resale of our products. They typically furnish us with a non-binding indication of their near-term requirements and product deliveries are generally scheduled accordingly. The agreements and related sales programs typically provide the distributors with limited rights of return and price protection rights. In addition, we offer sales programs to distributors on a quarterly and periodic basis to promote the sale of selected products in the sales channel.

Our retail channel consists of our branded storage products sold to retailers either by us directly or by our distributors. Retail sales made by us or our distributors typically require greater marketing support, sales incentives and price protection periods.

See “Note 13. Business Segment and Geographic Information” contained in this report for a description of our major customers.

Competition

We compete primarily with manufacturers of hard drives used in the enterprise, edge non-compute and edge compute applications and with other companies in the data storage industry that provide SSDs and EDS. Some of the principal factors used by customers to differentiate among data storage solutions manufacturers are storage capacity, product performance, product quality and reliability, price per unit and price per terabyte, storage/retrieval access times, data transfer rates, form factor, product warranty and support capabilities, supply continuity and flexibility, power consumption, total cost of ownership and brand. While different markets and customers place varying levels of emphasis on these factors, we believe that our products are competitive with respect to many of these factors in the markets that we currently address.

Principal Competitors. We compete with manufacturers of storage solutions and the principal manufacturers in the data storage solution industry include:

•	Seagate, selling the Seagate, LaCie and Maxtor brands;

•	Micron Technology, Inc.;

•	Samsung Electronics;

•	SK hynix, Inc.;

•	Toshiba Memory Holdings Corporation;

•	Toshiba Corporation; and

•	Western Digital Corporation, operating the Western Digital and Hitachi Global Storage Technologies subsidiaries and SanDisk.

Price Erosion. Historically, our industry has been characterized by price declines for data storage products with comparable capacity, performance and feature sets (“like-for-like products”). Price declines for like-for-like products (“price erosion”) tend to be more pronounced during periods of:

•	economic contraction in which competitors may use discounted pricing to attempt to maintain or gain market share;
•	few new product introductions when competitors have comparable or alternative product offerings; and
•	industry supply exceeding demand.

Data storage manufacturers typically attempt to offset price erosion with an improved mix of data storage products characterized by higher capacity, better performance and additional feature sets and product cost reductions.

We believe the data storage industry experienced modest price erosion in fiscal years 2019 and 2018.

Product Life Cycles and Changing Technology. Success in our industry has been dependent to a large extent on the ability to balance the introduction and transition of new products with time-to-volume, performance, capacity and quality metrics at a competitive price, level of service and support that our customers expect. Generally, the drive manufacturer that introduces a new product first benefits from improved product mix, favorable profit margins and less pricing pressure until comparable products are introduced. Changing technology also necessitates on-going investments in research and development, which may be difficult to recover due to rapid product life cycles and economic declines. Further, there is a continued need to successfully execute product transitions and new product introductions, as factors such as quality, reliability and manufacturing yields continue to be of significant competitive importance.

Seasonality

The disk drive industry traditionally experiences seasonal variability in demand with higher levels of demand in the second half of the calendar year. This seasonality is driven by consumer spending in the back-to-school season from late summer to fall and the traditional holiday shopping season from fall to winter. Beyond traditional seasonality, variability of sales can be related to the timing of IT spending or a reflection of cyclical demand from CSPs based on the timing of their procurement and deployment requirements and the supply and demand balance of other components such as NAND and DRAM.

Research and Development

We are committed to developing new component technologies, products and alternative storage technologies. Our research and development focus is designed to bring new products to market in high volume, with quality attributes that our customers expect, before our competitors. Part of our product development strategy is to leverage a design platform and/or subsystem within product families to serve different market needs. This platform strategy allows for more efficient resource utilization, leverages best design practices, reduces exposure to changes in demand, and allows for achievement of lower costs through purchasing economies. Our advanced technology integration effort focuses disk drive and component research on recording subsystems, including read/write heads and recording media; market-specific product technology; and technology we believe may lead to new business opportunities. The primary purpose of our advanced technology integration effort is to ensure timely availability of mature component technologies for our product development teams as well as to allow us to leverage and coordinate those technologies in the design centers across our products in order to take advantage of opportunities in the marketplace.

Patents and Licenses

As of 28 June 2019, we had approximately 6,000 US patents and 1,300 patents issued in various foreign jurisdictions as well as approximately 900 US and 500 foreign patent applications pending. The number of patents and patent applications will vary at any given time as part of our ongoing patent portfolio management activity. Due to the rapid technological change that characterizes the data storage industry, we believe that, in addition to patent protection, the improvement of existing products, reliance upon trade secrets, protection of unpatented proprietary know-how and development of new products are also important to our business in establishing and maintaining a competitive advantage. Accordingly, we intend to continue our efforts to broadly protect our intellectual property, including obtaining patents, where available, in connection with our research and development program.

The data storage industry is characterized by significant litigation arising from time to time relating to patent and other intellectual property rights. From time to time, we receive claims that our products infringe patents of third parties. Although we have been able to resolve some of those claims or potential claims without a material adverse effect on us, other claims have resulted in adverse decisions or settlements. In addition, other claims are pending, which if resolved unfavorably to us could have a material adverse effect on our business and results of operations. For more information on these claims, see “Note 14. Legal, Environmental and Other Contingencies.” The costs of engaging in intellectual property litigation in the past have been, and in the future may be, substantial, irrespective of the merits of the claim or the outcome.

Backlog

In view of industry practice, whereby customers may cancel or defer orders with little or no penalty, we believe backlog for our business is of limited indicative value in estimating future performance and results.

Environmental Matters

Our operations are subject to US and foreign laws and regulations relating to the protection of the environment, including those governing discharges of pollutants into the air and water, the management and disposal of hazardous substances and wastes and the cleanup of contaminated sites. Some of our operations require environmental permits and controls to prevent and reduce air and water pollution, and these permits are subject to modification, renewal and revocation by issuing authorities.

We have established environmental management systems and continually update environmental policies and standard operating procedures for our operations worldwide. We believe that our operations are in material compliance with applicable environmental laws, regulations and permits. We budget for operating and capital costs on an ongoing basis to comply with environmental laws. If additional or more stringent requirements are imposed on us in the future, we could incur additional operating costs and capital expenditures.

Some environmental laws, such as the Comprehensive Environmental Response Compensation and Liability Act of 1980 (as amended, the “Superfund” law), a US law , and its state equivalents, can impose liability for the cost of cleanup of contaminated sites upon any of the current or former site owners or operators or upon parties who sent waste to these sites, regardless of whether the owner or operator owned the site at the time of the release of hazardous substances or the lawfulness of the original disposal activity. We have been identified as a responsible or potentially responsible party at several sites. At each of these sites, we have an assigned portion of the financial liability based on the type and amount of hazardous substances disposed of by each party at the site and the number of financially viable parties. We have fulfilled our responsibilities at some of these sites and remain involved in only a few at this time.

While our ultimate costs in connection with these sites are difficult to predict, based on current estimates of cleanup costs and our expected allocation of these costs, we do not expect costs in connection with these sites to be material.

We may be subject to various state, federal and international laws and regulations governing environmental matters, including those restricting the presence of certain substances in electronic products. For example, the European Union (“EU”) has enacted the Restriction of the Use of Certain Hazardous Substances in Electrical and Electronic Equipment, which prohibits the use of certain substances, including lead, in certain products, including disk drives and server storage products, put on the market after 1 July 2006. Similar legislation has been or may be enacted in other jurisdictions, including in the United States, Canada, Mexico, Taiwan, China, Japan and others. The European Union REACH Directive (Registration, Evaluation, Authorization, and Restriction of Chemicals, EC 1907/2006) also restricts substances of very high concern (“SVHCs”) in products.

Employees

At 28 June 2019, we employed approximately 40,500 employees and temporary employees worldwide, of which approximately 33,500 were located in our Asia operations. We believe that our future success will depend in part on our ability to attract and retain qualified employees at all levels. We believe that our employee relations are good.

REVIEW OF THE PERFORMANCE OF THE BUSINESS

Fiscal Year 2019 Summary

During fiscal year 2019, we shipped 347 exabytes of HDD storage capacity. We generated revenue of $10.4 billion and gross profit of 28% and our operating cash flow was $1.8 billion. We received $1.3 billion from Toshiba Memory Holdings Corporation (“TMHC”, formerly known as “K.K. Pangea”) for the redemption of all of the outstanding shares of non-convertible preferred stock of TMHC held by us. We repurchased approximately 21 million of our ordinary shares for $963 million and paid $819 million for the repurchase of certain of our outstanding debt and paid $713 million in dividends. We entered into a new senior unsecured revolving credit facility (the “2019 Revolving Credit Facility”) and have $1.5 billion available as of 28 June 2019.

Results of Operations

We list in the tables below summarized information from our Consolidated Profit and Loss Account by dollar amounts and as a percentage of revenue:

	Fiscal Years Ended
(US Dollars in millions)	28 June 2019	29 June 2018
Revenue	$10,390	$11,184
Cost of revenue	7,458	7,820

Gross profit	2,932	3,364
Product development	991	1,026
Marketing and administrative	453	562
Amortization of intangibles	23	53
Restructuring and other, net	(22)	89

Operating earnings	1,487	1,634
Other income and charges, net	(115)	(216)

Income before taxes	1,372	1,418
Income tax (benefit) expense	(640)	236

Net income	$2,012	$1,182

	Fiscal Years Ended
(As a percentage of Revenue)	28 June 2019	29 June 2018
Revenue	100%	100%
Cost of revenue	72	70

Gross profit	28	30
Product development	10	9
Marketing and administrative	4	5
Amortization of intangibles	—	—
Restructuring and other, net	—	1

Operating earnings	14	15
Other income and charges, net	(1)	(2)

Income before taxes	13	13
Income tax (benefit) expense	(6)	2

Net income	19%	11%

The following table summarizes information regarding consolidated revenue by channel and geography, HDD price per terabyte and HDD exabytes shipped:

	Fiscal Years Ended
	28 June 2019	29 June 2018
Revenue by Channel (%)
OEMs	70%	70%
Distributors	17%	17%
Retailers	13%	13%
Revenue by Geography (%) (1)
Americas	32%	33%
EMEA	19%	18%
Asia Pacific	49%	49%

HDD Price per Terabyte	$30	$33
HDD Exabytes Shipped	347	338

(1) Revenue is attributed to countries based on the bill from location.

Revenue

	Fiscal Years Ended
(US Dollars in millions)	28 June 2019	29 June 2018	Change	% Change
Revenue	$10,390	$11,184	$(794)	(7)%

Revenue in fiscal year 2019 decreased approximately 7% or $0.8 billion, from fiscal year 2018, primarily due to less favorable market conditions during the first half of the fiscal year and price erosion, partially offset by an increase in exabytes shipped.

Gross Profit

	Fiscal Years Ended
(US Dollars in millions)	28 June 2019	29 June 2018	Change	% Change
Cost of revenue	$7,458	$7,820	$(362)	(5)%
Gross profit	$2,932	$3,364	$(432)	(13)%
Gross profit percentage	28%	30%

For fiscal year 2019, gross margin as a percentage of revenue decreased compared to the prior fiscal year due to price erosion partially offset by improved product mix.

Operating Expenses

	Fiscal Years Ended
(US Dollars in millions)	28 June 2019	29 June 2018	Change	% Change
Product development	$991	$1,026	$(35)	(3)%
Marketing and administrative	453	562	(109)	(19)%
Amortization of intangibles	23	53	(30)	(57)%
Restructuring and other, net	(22)	89	(111)	(125)%

Operating expenses	$1,445	$1,730	$(285)

Product Development Expense.    Product development expenses for fiscal year 2019 decreased by $35 million from fiscal year 2018 primarily due to a $38 million decrease in variable compensation expense, partially offset by a $5 million increase in other employee benefits.

Marketing and Administrative Expense.    Marketing and administrative expenses for fiscal year 2019 decreased by $109 million from fiscal year 2018 primarily due to a $27 million decrease in salaries and related benefits as a result of the restructuring of our workforce in prior periods, a $44 million decrease in other general expenses due to related operational efficiencies, a $24 million decrease in variable compensation expense and a $14 million decrease in share-based compensation expense.

Amortization of Intangibles.    Amortization of intangibles for fiscal year 2019 decreased by $30 million, as compared to fiscal year 2018, due to certain intangible assets reaching the end of their useful lives.

Restructuring and Other, net.    Restructuring and other, net for fiscal year 2019 was comprised primarily of a $75 million net gain from the sale of a certain property partially offset by charges related to a voluntary early exit program.

Restructuring and other, net for fiscal year 2018 was comprised primarily of restructuring charges to reduce our workforce by approximately 1,100 employees. Restructuring and other, net also included a gain of $25 million from the sale of certain properties during fiscal year 2018.

Other income and charges, net

	Fiscal Years Ended
(US Dollars in millions)	28 June 2019	29 June 2018	Change	% Change
Other income and charges, net	$(115)	$(216)	$101	(47)%

Other income and charges, net for fiscal year 2019 decreased by $101 million, as compared to fiscal year 2018 mainly due to a $56 million increase in interest income on our investment in a debt security, a $37 million net increase in gains on settlement of derivatives and a $13 million net decrease in interest expense due to the repayment of certain long-term debt.

Income Taxes

	Fiscal Years Ended
(US Dollars in millions)	28 June 2019	29 June 2018	Change	% Change
Income tax (benefit) expense	$(640)	$236	$(876)	(371)%

We recorded an income tax benefit of $640 million for fiscal year 2019 compared to an income tax provision of $236 million for fiscal year 2018. Our fiscal year 2019 income tax benefit included a net tax benefit of $761 million primarily associated with the release of a valuation allowance on deferred tax assets driven by improvements in our profitability outlook in the US, including our efforts to structurally and operationally align our EDS business with the rest of the Company. Our fiscal year 2018 income tax provision included approximately $204 million of tax expense associated with the revaluation of US deferred tax assets as a result of the enactment of the US. Tax Cuts and Jobs Act (“the Tax Act”) on 22 December 2017, offset by the reversal of previously recorded unrecognized tax benefits of $7 million, and certain non-recurring items.

Our Irish tax resident parent holding company owns various US and non-US subsidiaries that operate in multiple non-Irish income tax jurisdictions. Our worldwide operating income is either subject to varying rates of income tax or is exempt from income tax due to tax incentive programs we operate under in Malaysia, Singapore and Thailand. These tax incentives are scheduled to expire in whole or in part at various dates through 2025. Certain tax incentives may be extended if specific conditions are met.

Our income tax benefit recorded for fiscal year 2019 differed from the income tax expense that would be derived by applying the Irish statutory rate of 25% to income before income taxes, primarily due to the net effect of (i) a decrease in valuation allowance for certain deferred tax assets, primarily driven by improvements in our profitability outlook in the US; and (ii) tax benefits related to non-US earnings generated in jurisdictions that are subject to tax incentive programs and are considered indefinitely reinvested outside of Ireland. Our income tax expense recorded for fiscal year 2018 differed from the income taxes expense that would be derived by applying the Irish statutory rate of 25% to income before income taxes, primarily due to the net effect of (i) tax benefits related to non-US earnings generated in jurisdictions that are subject to tax incentive programs and are considered indefinitely reinvested outside of Ireland; and (ii) a reduction in the net US deferred tax assets associated with revaluation to a lower US tax rate.

Based on our non-US ownership structure and subject to (i) potential future increases in our valuation allowance for deferred tax assets; and (ii) a future change in our intention to indefinitely reinvest earnings from our subsidiaries outside of Ireland, we anticipate that our effective tax rate in future periods will generally be less than the Irish statutory rate.

The Tax Act significantly revised US corporate income tax law by, among other things, lowering US corporate income tax rates from 35% to 21%, implementing a territorial tax system, and imposing a one-time transition tax on deemed repatriated earnings of non-US subsidiaries.

The US tax law changes, including limitations on various business deductions such as executive compensation under Internal Revenue Code §162(m), will not materially impact our current tax expense in the short-term due to our large net operating loss and tax credit carryovers. The Tax Act’s new international rules, including Global Intangible Low-Taxed Income (“GILTI”), Foreign Derived Intangible Income (“FDII”) and Base Erosion Anti-Avoidance Tax (“BEAT”), are effective beginning in fiscal year 2019. For fiscal year 2019, we have included these effects of the Tax Act in our financial statements and concluded the impact is not material.

For the period beginning 30 June 2018, pursuant to SEC Staff Accounting Bulletin (“SAB”) 118 (regarding the application of Accounting Standards Codification (“ASC”) 740-Income Taxes associated with the enactment of the Tax Act), we had considered SAB 118 and concluded our accounting under ASC 740 for the provisions of the Tax Act was complete. There were no adjustments deemed necessary in fiscal year 2019.

We generated a net income of $2.0 billion and $1.2 billion for the fiscal years ended 28 June 2019 and 29 June 2018, respectively. These amounts have been transferred to reserves.

PRINCIPAL RISKS AND UNCERTAINTIES

Our operations expose us to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated. Such risks and uncertainties include, but are not limited to, the following:

We operate in highly competitive markets and our failure to anticipate and respond to technological changes and other market developments, including price, could harm our ability to compete.

We face intense competition in the data storage industry. Our principal sources of competition include:

•	disk drive and SSD manufacturers, such as Micron Technology, Inc., Samsung Electronics, SK hynix, Inc., Toshiba Corporation, Toshiba Memory Holdings Corporation and Western Digital Corporation; and
•	companies that provide storage subsystems and components to OEMs, including electronic manufacturing services (“EMS”) and contract electronic manufacturing (“CEM”).

The markets for our data storage products are characterized by technological change, which is driven in part by the adoption of new industry standards. These standards provide mechanisms to ensure technology component interoperability but they also hinder our ability to innovate or differentiate our products. When this occurs, our products may be deemed commodities, which could result in downward pressure on prices.

We also experience competition from other companies that produce alternative storage technologies such as flash memory, where increasing capacity, decreasing cost, energy efficiency and improvements in performance have resulted in increased competition with our lower capacity, smaller form factor disk drives. Some customers for both enterprise and edge compute applications have adopted SSDs as an alternative to hard drives in certain applications. Further adoption of alternative storage technologies may impact the competitiveness of our product portfolio and reduce our market share. Any resulting increase in competition could have a material adverse effect on our business, financial condition and results of operations.

In addition, the barriers to entry into our markets could be lowered, allowing large EMS and CEM companies that utilize general-purpose design skills to enter our markets and reduce the value of our specialized research and design skills. If our markets become more commoditized and we fail to deliver innovative, alternative products to our customers or match the price declines or cost efficiencies, we will have difficulty competing against the large EMS and CEM companies. This could result in lower profit margins or a loss of market share. Any significant decline in our market share in any of our principal markets would adversely affect our results of operations.

We must plan our investments in our products and incur costs before we have customer orders or know about the market conditions at the time the products are produced. If we fail to predict demand accurately for our products or if the markets for our products change, we may be unable to meet demand or we may have insufficient demand, which may materially adversely affect our financial condition and results of operations.

Our industry operates primarily on quarterly purchasing cycles, with most of the orders typically coming at the end of each quarter. Our manufacturing process requires us to make significant product-specific investments in inventory each quarter for production in that quarter or a specific quarter in the future. As a result, we incur inventory and manufacturing costs in advance of anticipated sales that may never materialize or that may be substantially lower than expected. If actual demand for our products is lower than the forecast, we may also experience higher inventory carrying costs, manufacturing rework costs and product obsolescence. Conversely, if we underestimate demand, we may have insufficient inventory to satisfy demand and may have to forego sales.

Other factors that may affect our ability to anticipate or meet the demand for our products and adversely affect our results of operations include:

•	competitive product announcements or technological advances that result in excess supply when customers cancel purchases in anticipation of newer products;
•	variable demand resulting from unanticipated upward or downward pricing pressures;
•	our ability to successfully qualify, manufacture and sell our data storage products;
•	changes in our product mix, which may adversely affect our gross profits;
•	manufacturing delays or interruptions, particularly at our manufacturing facilities in China, Malaysia, Northern Ireland, Singapore, Thailand or the United States;
•	limited access to components that we obtain from a single or a limited number of suppliers; and
•	the impact of changes in foreign currency exchange rates on the cost of producing our products and the effective price of our products to foreign consumers.

In addition, we derive a portion of our revenues in each quarter from a number of relatively large orders. If one or more of our key customers decides to defer or cancel a purchase order or delay product acceptance in any given quarter, our revenues for that quarter may be significantly reduced and fall below our expectations. Conversely, if one of our key customers unexpectedly increases its orders, we may be unable to produce the additional product volumes in a timely manner or take advantage of any overall increased market demand. This could damage our customer relationships and reputation, which may adversely affect our results of operations.

Changes in demand for computer systems and storage subsystems may in the future cause a decline in demand for our products.

Our products are components in computers, data storage systems and consumer electronic devices. Historically, the demand for these products has been volatile. Unexpected slowdowns in demand for computers, storage subsystems or consumer electronic devices generally result in sharp declines in demand for our products. Declines in consumer spending on the systems and devices that incorporate our products could have a material adverse effect on demand for our products and on our financial condition and results of operations.

Sales to the edge compute market remain an important part of our business. This market, however, has been, and we expect it to continue to be, adversely affected by:

•

announcements or introductions of major new operating systems or semiconductor improvements or shifts in consumer preferences and behavior, such as the shift to tablet computers, smart phones, NAND flash memory or similar devices;

•	longer product life cycles; and
•	changes in macroeconomic conditions that cause consumers to spend less, such as the imposition of new tariffs and increased laws and regulations.

We believe these announcements and introductions from time to time have caused consumers to defer or cancel their purchases, making certain inventory obsolete. Whenever an oversupply of products in the market causes participants in our industry to have higher than anticipated inventory levels, we experience even more intense price competition from other manufacturers than usual, which may materially adversely affect our financial results. We believe that the deterioration of demand for disk drives in the edge compute market has accelerated, and this deterioration may continue or further accelerate, which could cause our operating results to suffer.

In addition, the demand for edge non-compute products is volatile. This volatility may be exacerbated by competing alternative storage technologies, such as flash memory, which meet customers’ cost and capacity metrics. Unpredictable fluctuations in demand for our products or rapid shifts in demand from our products to alternative storage technologies in new edge non-compute applications could materially adversely impact our future results of operations.

The Enterprise Storage market for disk drives has been adversely affected by the growth of the utilization of NAND flash memory in mission critical applications. This deterioration of the Enterprise Storage disk drive market could cause our operating results to suffer. An acceleration of the pace of migration of the Enterprise Storage market to NAND flash memory products may materially adversely affect our financial results.

We are dependent on our long-term investments to manufacture adequate products. Our investment decisions in adding new assembly and test capacity require significant planning and lead-time, and a failure to accurately forecast demand for our products could cause us to over-invest or under-invest, which would lead to excess capacity, under-utilization charges, impairments or loss of sales and revenue opportunities.

Our ability to increase our revenue and maintain our market share depends on our ability to successfully introduce and achieve market acceptance of new products on a timely basis.

The markets for our products are characterized by rapid technological change, frequent new product introductions and technology enhancements, uncertain product life cycles and changes in customer demand.

Historically, our results of operations have substantially depended upon our ability to be among the first-to-market with new data storage product offerings. We may face technological, operational and financial challenges in developing new products. In addition, our investments in new product development may not yield the anticipated benefits. Our market share and results of operations in the future may be adversely affected if we fail to:

•	consistently maintain our time-to-market performance with our new products;
•	produce these products in adequate volume;
•	qualify these products with key customers on a timely basis by meeting our customers’ performance and quality specifications; or
•	achieve acceptable manufacturing yields, quality and costs with these products.

Accordingly, we cannot accurately determine the ultimate effect that our new products will have on our results of operations. Our failure to accurately anticipate customers’ needs and accurately identify the shift in technological changes could materially adversely affect our long-term financial results.

In addition, the limited number of high-volume OEMs magnifies the potential effect of missing a product qualification opportunity. If the delivery of our products is delayed, our OEM customers may use our competitors’ products to meet their production requirements.

We cannot assure you that we will be among the leaders in time-to-market with new products or that we will be able to successfully qualify new products with our customers in the future. If our new products are not successful, our future results of operations may be adversely affected.

If our products do not keep pace with technological changes, our results of operations will be adversely affected.

Our customers demand new generations of storage products as advances in computer hardware and software have created the need for improved storage products, with features such as increased storage capacity, enhanced security, improved performance and reliability and lower cost. We, and our competitors, have developed improved products, and we will need to continue to do so in the future. If we are unable to develop new products, identify business strategies and timely introduce competitive product offerings to meet technological shifts, our business and results of operations may be adversely affected.

When we develop new products with higher capacity and more advanced technology, our results of operations may decline because the increased difficulty and complexity associated with producing these products increases the likelihood of reliability, quality or operability problems. If our products experience increases in failure rates, are of low quality or are not reliable, customers may reduce their purchases of our products, our factory utilization may decrease and our manufacturing rework and scrap costs and our service and warranty costs may increase. In addition, a decline in the reliability of our products may make it more difficult for us to effectively compete with our competitors.

Additionally, we may be unable to produce new products that have higher capacities and more advanced technologies in the volumes and timeframes that are required to meet customer demand. We are transitioning to key areal density recording technologies that use HAMR technology to increase HDD capacities. If our transitions to more advanced technologies, including the transition to HDDs utilizing HAMR technology, require development and production cycles that are longer than anticipated or if we otherwise fail to implement new HDD technologies successfully, we may lose sales and market share, which could significantly harm our financial results.

We may not be able to generate sufficient cash flows from operations and our investments to meet our liquidity requirements, including servicing our indebtedness.

Our business may not generate sufficient cash flows to enable us to meet our liquidity requirements, including working capital, capital expenditures, product development efforts, investments, servicing our indebtedness and other general corporate requirements. If we cannot fund our liquidity requirements, we may have to reduce or delay capital expenditures, product development efforts, investments and other general corporate expenditures. We cannot assure you that any of these remedies would, if necessary, be effected on commercially reasonable terms, or at all, or that they would permit us to meet our obligations.

We are leveraged and require significant amounts of cash to service our debt. Our debt and debt service requirements could adversely affect our ability to operate our business and may limit our ability to take advantage of potential business opportunities and reduce our options for capital allocation. Our high level of debt presents the following risks:

•

we are required to use a substantial portion of our cash flow from operations to pay principal and interest on our debt, thereby reducing the availability of our cash flow to fund working capital, capital expenditures, product development efforts, strategic acquisitions, investments and alliances and other general corporate requirements;

•

our substantial leverage increases our vulnerability to economic downturns and adverse competitive and industry conditions and could place us at a competitive disadvantage compared to those of our competitors that are less leveraged;

•

our debt service obligations could limit our flexibility in planning for, or reacting to, changes in our business and our industry and could limit our ability to pursue other business opportunities, borrow more money for operations or capital in the future and implement our business strategies;

•

our level of debt may restrict us from raising additional financing on satisfactory terms to fund working capital, capital expenditures, product development efforts, strategic acquisitions, investments and alliances and other general corporate requirements; and

•	covenants in our debt instruments limit our ability to pay future dividends or make other restricted payments and investments.

In addition, in the event that we need to refinance all or a portion of our outstanding debt as it matures or incur additional debt to fund our operations, we may not be able to obtain terms as favorable as the terms of our existing debt or refinance our existing debt at all. If prevailing interest rates or other factors result in higher interest rates upon refinancing, then the interest expense relating to the refinanced debt would increase. Furthermore, if any rating agency changes our credit rating or outlook, our debt and equity securities could be negatively affected, which could adversely affect our ability to refinance existing debt or raise additional capital.

We may not be successful in our efforts to grow our EDS and SSD revenues.

We have made and continue to make investments to grow our EDS and SSD revenues. Our ability to grow EDS and SSD revenues is subject to the following risks:

•	we may be unable to accurately estimate and predict data center capacity and requirements;
•	we may not be able to offer compelling solutions to enterprises and consumers; and
•

our cloud systems revenues generally have a longer sales cycle, and growth is likely to depend on relatively large customer orders, which may increase the variability of our results of operations and the difficulty of matching revenues with expenses.

Our results of operations and share price may be adversely affected if we are not successful in our efforts to grow our revenues as anticipated. In addition, our growth in these markets may bring us into closer competition with some of our customers or potential customers, which may decrease their willingness to do business with us.

Changes in the macroeconomic environment may in the future negatively impact our results of operations.

Changes in macroeconomic conditions may affect consumer and enterprise spending, and as a result, our customers may postpone spending in response to volatility in credit and equity markets, negative financial news and/or declines in income or asset values, all of which may have a material adverse effect on the demand for our products. Other factors that could have a material adverse effect on demand for our products and on our financial condition and results of operations include conditions in the labor market, healthcare costs, access to credit, consumer confidence and other macroeconomic factors affecting consumer spending behavior.

Macroeconomic developments such as the pending withdrawal of the United Kingdom from the European Union, slowing economies in parts of Asia and South America or increased tariffs between the US and China, Mexico and other countries could negatively affect our business, operating results or financial condition which, in turn, could adversely affect the price of our ordinary shares. A general weakening of, and related declining corporate confidence in, the global economy or the curtailment in government or corporate spending could cause current or potential customers to reduce their IT budgets or be unable to fund data storage systems, which could cause customers to delay, decrease or cancel purchases of our products or cause customers not to pay us or to delay paying us for previously purchased products and services.

Our quarterly results of operations fluctuate, sometimes significantly, from period to period, and may cause our share price to decline.

Our quarterly revenue and results of operations may fluctuate, sometimes significantly, from period to period. These fluctuations, which we expect to continue, may be precipitated by a variety of factors, including:

•	uncertainty in global economic and political conditions which may pose a risk to the overall economy and adversely affect our customers’ purchasing behavior;
•	adverse changes in the level of economic activity in the major regions in which we do business;
•	competitive pressures resulting in lower selling prices by our competitors which may shift demand away from our products toward those of our competitors;
•	delays or problems in our introduction of new, more cost-effective products, the inability to achieve high production yields or delays in customer qualification or initial product quality issues;
•	changes in purchasing patterns of our customers;
•	application of new or revised industry standards;
•	disruptions in our supply chain;
•	increased costs or adverse changes in availability of supplies of raw materials or components;
•	the impact of corporate restructuring activities that we have and may continue to engage in;
•	changes in the demand for the computer systems and data storage products that contain our products due to seasonality, economic conditions and other factors;
•

shifting trends in customer demand which, when combined with overproduction of particular products, particularly when the industry is served by multiple suppliers, results in unfavorable supply and demand imbalances;

•	our high proportion of fixed costs, including research and development expenses;
•	any impairments in goodwill or other long-lived assets;
•	announcements of new products, services or technological innovations by us or our competitors;
•	changes in tax laws, regulatory requirements, including export regulations or tariffs, or accounting standards; and
•	adverse changes in the performance of our products.

As a result, we believe that quarter-to-quarter and year-over-year comparisons of our revenue and results of operations may not be meaningful, and that these comparisons may not be an accurate indicator of our future performance. Our results of operations in one or more future quarters may fail to meet the expectations of investment research analysts or investors, which could cause an immediate and significant decline in our market value.

We experience seasonal declines in the sales of our products during the second half of our fiscal year which may adversely affect our results of operations.

Sales of computers, storage subsystems and consumer electronic devices tend to be seasonal, and therefore, we expect to continue to experience seasonality in our business as we respond to variations in our customers’ demand for our products. In particular, we anticipate that sales of our products will continue to be lower during the second half of our fiscal year. In the edge compute and edge non-compute market applications of our data storage business, this seasonality is partially attributable to the historical trend of our customers’ increased sales of desktop computers, notebook computers and consumer electronics during the back-to-school and winter holiday season. In the enterprise storage market, our sales are seasonal because of the capital budgeting and purchasing cycles of our end users. We also experience seasonal reductions in the business activities of our customers during the summer months, particularly in Europe, and the impact of international holidays like Chinese New Year, typically result in lower earnings during those periods. Since our working capital needs peak during periods in which we are increasing production in anticipation of orders that have not yet been received, our results of operations will fluctuate seasonally even if the forecasted demand for our products proves accurate. Furthermore, it is difficult for us to evaluate the degree to which this seasonality may affect our business in future periods because of the rate and unpredictability of product transitions and new product introductions, particularly in the edge non-compute market, as well as macroeconomic conditions.

We have a long and unpredictable sales cycle for enterprise data storage solutions, which impairs our ability to accurately predict our financial and operating results in any periods and may adversely affect our ability to forecast the need for investments and expenditures.

Our enterprise data storage solutions are technically complex and we typically supply them in high quantities to a small number of customers. Many of our products are also tailored to meet the specific requirements of individual customers, and are often integrated by our customers into the systems and products that they sell. Factors that affect the length of our sales cycle include:

•	the time required for developing, testing and evaluating our products before they are deployed;
•	the size of the deployment; and
•	the complexity of system configuration necessary to deploy our products.

As a result, our sales cycle for enterprise data storage solutions is often in excess of one year and frequently unpredictable. Given the length of development and unpredictability of the sales cycle, we may be unable to accurately forecast product demand, which may result in lost sales or excess inventory and associated inventory reserves or write-downs, each of which could harm our business, financial condition and results of operations.

We may be adversely affected by the loss of, or reduced, delayed or canceled purchases by, one or more of our key customers.

Some of our key customers account for a large portion of our revenue. While we have long-standing relationships with many of our customers, if any of our key customers were to significantly reduce their purchases from us, our results of operations would be adversely affected. Although sales to key customers may vary from period to period, a key customer that permanently discontinues or significantly reduces its relationship with us could be difficult to replace. In line with industry practice, new key customers usually require that we pass a lengthy and rigorous qualification process at the customer’s expense. Accordingly, it may be difficult or costly for us to attract new key customers.

Additionally, if there is consolidation among our customer base, our customers may be able to command increased leverage in negotiating prices and other terms of sale, which could adversely affect our profitability. Furthermore, if, as a result of increased leverage, customer pressures require us to reduce our pricing such that our gross profits are diminished, it might not be feasible to sell our products to a particular customer, which could result in a decrease in our revenue. Consolidation among our customer base may also lead to reduced demand for our products, replacement of our products by the combined entity with those of our competitors and cancellations of orders, each of which could adversely affect our operating results. If a significant transaction involving any of our key customers results in the loss of or reduction in purchases by these key customers, it could have a materially adverse effect on our business, results of operations and financial condition.

We are dependent on sales to distributors and retailers, which may increase price erosion and the volatility of our sales.

A substantial portion of our sales has been to distributors of disk drive products. Certain of our distributors may also market other products that compete with our products. Product qualification programs in this distribution channel are limited, which increases the number of competing products that are available to satisfy demand, particularly in times of lengthening product cycles. As a result, purchasing decisions in this channel are based largely on price, terms and product availability. Sales volumes through this channel are also less predictable and subject to greater volatility than sales to our OEM customers. In addition, deterioration in business and economic conditions could exacerbate price erosion and volatility as distributors lower prices to compensate for lower demand and higher inventory levels. Our distributors’ ability to access credit for purposes of funding their operations may also affect purchases of our products by these customers. If distributors reduce their purchases of our products or prices decline significantly in this distribution channel or if distributors experience financial difficulties or terminate their relationships with us, our revenues and results of operations would be adversely affected.

In addition, retail sales of our consumer solutions traditionally experience seasonal variability in demand with higher levels of demand in the first half of our fiscal year driven by consumer spending in the back-to-school season from late summer to fall and the traditional holiday shopping season from fall to winter. Our ability to reach such consumers depends on us maintaining effective working relationships with major retailers and distributors. Failure to anticipate consumer demand for our branded solutions as well as an inability to maintain effective working relationships with retail and online distributors may adversely impact our future results of operations.

Our international sales and manufacturing operations subject us to risks that may adversely affect our business related to disruptions in foreign markets, currency exchange fluctuations, longer payment cycles, potential adverse tax consequences, increased costs, our customers’ credit and access to capital, health-related risks, investment risks, tariffs, privacy and protection of data and access to personnel.

We have significant sales and manufacturing operations in foreign countries, including manufacturing facilities, sales personnel and customer support operations. We have manufacturing facilities in China, Malaysia, Northern Ireland, Singapore and Thailand, in addition to those in the United States. Additionally, the manufacturing of some of our products is concentrated in certain geographical locations. The production of certain drive subassemblies are limited to Thailand and the production of media is limited to Singapore. Disruptions in the economic, environmental, political, legal or regulatory landscape in these countries may have a material adverse impact on our manufacturing operations.

Our international operations are subject to economic risks inherent in doing business in foreign countries, including the following:

•

Disruptions in Foreign Markets. Disruptions in financial markets and the deterioration of the underlying economic conditions in the past in some countries, including those in Asia, United Kingdom and the European Union have had an impact on our sales to customers located in, or whose end-user customers are located in, these countries.

•

Fluctuations in Currency Exchange Rates. Prices for our products are denominated predominantly in US dollars, even when sold to customers that are located outside the United States. An increase in the value of the dollar could increase the real cost to our customers of our products in those markets outside of the US where we sell in dollars. This could adversely impact our sales and market share in such areas or increase pressure on us to lower our price, and adversely impact our profit margins. A weakened dollar could increase the effective cost of expenses such as payroll, utilities, tax and marketing expenses, as well as overseas capital expenditures. Any of these events could have a material adverse effect on our results of operations. We may attempt to manage the impact of foreign currency exchange rate changes by, among other things, entering into foreign currency forward exchange contracts which could be designated as cash flow hedges or not designated as hedging instruments. In addition, our hedges may be ineffective, may expire and not be renewed or may not offset any or more than a portion of the adverse financial impact resulting from currency variations. The hedging activities may not cover our full exposure, subject us to certain counterparty credit risks and may impact our results of operations. See “Financial Risk Management” of this report for additional information about our foreign currency exchange risk.

•

Longer Payment Cycles. Our customers outside of the United States are sometimes allowed longer time periods for payment than our US customers. This increases the risk of nonpayment due to the possibility that the financial condition of particular customers may worsen during the course of the payment period.

•

Potential Adverse Tax Consequences. Our international operations create a risk of potential adverse tax consequences, including imposition of withholding or other taxes on payments by our subsidiaries. In addition, our taxable income in any jurisdiction is dependent upon acceptance of our operational practices and intercompany transfer pricing by local tax authorities as being on an arm’s length basis. Due to inconsistencies in application of the arm’s length standard among taxing authorities, as well as a lack of adequate treaty-based protection, transfer pricing challenges by tax authorities could, if successful, substantially increase our income tax expense. We are subject to tax audits around the world, and are under audit in various jurisdictions, and such jurisdictions may assess additional income tax against us. Although we believe our tax positions are reasonable, the final determination of tax audits could be materially different from our recorded income tax provisions and accruals. The ultimate results of an audit could have a material adverse effect on our operating results or cash flows in the period or periods for which that determination is made and could result in increases to our overall tax expense in subsequent periods. In light of the ongoing fiscal challenges many countries are facing, various levels of government are increasingly focused on tax reform and other legislative action to increase tax revenue. In addition, the Organization for Economic Cooperation and Development’s Base Erosion and Profit Shifting recommendations are reshaping international tax rules in numerous countries. These actual and potential changes in the relevant tax laws applicable to corporate multinationals along with potential changes in accounting and other laws, regulations, administrative practices, principles and interpretations could increase the risk of double taxation, cause increased tax audit activity, and could impact our effective tax rate.

•

Increased Costs. The shipping and transportation costs associated with our international operations are typically higher than those associated with our US operations, resulting in decreased operating margins in some foreign countries. Volatility in fuel costs, political instability or constrained in air transportation may lead us to develop alternative shipment methods, which could disrupt our ability to receive raw materials in, or ship finished product from and as a result our business and operating results may be harmed.

•

Credit and Access to Capital Risks. Our international customers could have reduced access to working capital due to higher interest rates, reduced bank lending resulting from contractions in the money supply or the deterioration in the customer’s or its bank’s financial condition or the inability to access other financing.

•

Global Health Outbreaks. The occurrence of a pandemic disease may adversely impact our operations and some of our key customers. Such diseases could also potentially disrupt the timeliness and reliability of the distribution network we rely on.

•

Privacy and Protection of Data. Our business is subject to a number of laws, rules and regulations in the countries where we operate pertaining to the collection, processing, security, use, retention and transfer information about our customers, consumers and employees. For example, the General Data Protection Regulation, which is in effect in the European Union (“EU”), applies to our operations. In the US, numerous federal and state laws, rules and regulations apply to our data handling practices. For example, California recently enacted legislation, the California Consumer Privacy Act (“CCPA”) which will, among other things, require new disclosures to California consumers and afford such consumers new abilities to opt-out of certain sales of personal information when it goes into effect on 1 January 2020. The CCPA was amended in September 2018, and it is unclear whether this legislation will be modified again or how it will be interpreted. The effects of this legislation potentially are wide-ranging and may require us to modify our data processing practices and policies and incur substantial compliance-related costs and expenses. Additionally, other states in the US have proposed or enacted similar laws and regulations relating to privacy and data protection. Laws, rules and regulations relating to privacy and data protection evolve frequently and their scope may continually change, through new legislation, amendments to existing legislation and changes in enforcement, and may be inconsistent from one jurisdiction to another. Compliance with various laws, rules and regulations relating to privacy and data protection may require us to change our data practices, which could result in increased costs, require significant changes to our business and operations and otherwise have an adverse effect on our business and results of operations. Violations of privacy or data protection laws could result in adverse effects on our business and results of operations including damage to our brand and reputation, significant financial penalties and liability, governmental investigations and proceedings, and unanticipated changes to our data handling and processing practices.

•

Access to Personnel. There is substantial competition for qualified and capable personnel in certain jurisdictions in which we operate, including the US, Thailand, China and Singapore, which may make it difficult for us to recruit and retain qualified employees in sufficient numbers. The reductions in workforce that result from our historical restructurings have made and may continue to make it difficult for us to recruit and retain personnel. Increased difficulty in recruiting or retaining sufficient and adequate personnel in our international operations may lead to increased manufacturing and employment compensation costs, which could adversely affect our results of operations.

Our business is subject to various laws, regulations and governmental policies that may cause us to incur significant expense.

Our business is subject to regulation under a wide variety of US federal and state and non-US laws, regulations and policies. There can be no assurance that laws, regulations and policies will not be changed in ways that will require us to modify our business model and objectives or affect our returns on investments by restricting existing activities and products, subjecting them to escalating costs or prohibiting them outright. In particular, legislative, regulatory or other areas of significance for our businesses that US and non-US governments have focused and continue to focus on include antitrust and competition law, improper payments, data privacy and sovereignty, currency exchange controls that could restrict the movement of liquidity from particular jurisdictions, trade controls or tariffs on imports and exports in the US or other countries, complex economic sanctions and the enactment of US tax reform and potential further changes to tax laws may have an effect on our corporate structure, operations, sales, liquidity, capital requirements, effective tax rate and performance. In China, Malaysia, Northern Ireland, Singapore and Thailand, in which we have significant operating assets, and the European Union have exercised and continue to exercise significant influence over many aspects of their domestic economies including, but not limited to, fair competition, tax practices, anti-corruption, anti-trust, price controls and international trade.

In addition, regulation or government scrutiny may impact the requirements for marketing our products and slow our ability to introduce new products, resulting in an adverse impact on our business. Although we have implemented policies and procedures designed to ensure compliance, there can be no assurance that our employees, contractors or agents will not violate these or other applicable laws, rules and regulations to which we may be subject. Violations of these laws and regulations could lead to significant penalties, restraints on our export or import privileges, monetary fines, government investigations, disruption of our operating activities, damage to our reputation and corporate brand, criminal proceedings and regulatory or other actions that could materially adversely affect our results of operations. The political and media scrutiny surrounding a governmental investigation for the violation of such laws, even if an investigation does not result in a finding of violation, could cause us significant expense and collateral consequences, including reputational harm, that could have an adverse impact on our business, operating results and financial condition.

Changes in US trade policy, including the imposition of tariffs and the resulting consequences, may have a material adverse impact on our business and results of operations.

The US government has adopted a new approach to trade policy including in some cases to renegotiate, or potentially terminate, certain existing bilateral or multi-lateral trade agreements. The US government has also imposed tariffs on certain foreign goods, including information and communication technology products. These measures may materially increase costs for goods imported into the United States. This in turn could require us to materially increase prices to our customers which may reduce demand, or, if we are unable to increase prices to adequately address any tariffs, quotas or duties result in lowering our margin on products sold. Changes in US trade policy have resulted in, and could result in more, US trading partners adopting responsive trade policies, including imposition of increased tariffs, quotas or duties, making it more difficult or costly for us to export our products to those countries. The implementation of a border tax, tariff or higher customs duties on our products manufactured abroad or components that we import into the US, or any potential corresponding actions by other countries in which we do business, could negatively impact our financial performance.

We could suffer a loss of revenue and increased costs, exposure to significant liability including legal and regulatory consequences, reputational harm and other serious negative consequences if we encounter cyber-attacks, ransomware or other cyber security breaches that disrupt our operations or result in the dissemination of proprietary or confidential information about us or our customers or other third parties.

Our operations are dependent upon our ability to protect our computer equipment and the electronic data stored in our databases. We manage and store various proprietary information and sensitive or confidential data relating to our operations. As our operations become more automated and increasingly interdependent, our exposure to the risks posed by storage and maintenance of data will increase. The measures we have implemented to secure our computer equipment and electronic data may be vulnerable to employee error, hacking, malfeasance, system error or other irregularities and may not be sufficient for all eventualities. The insurance coverage we maintain that is intended to address certain data security risks, may be insufficient to cover all types of claims or losses that may arise. We have been, and will likely continue to be, subject to computer viruses or other malicious codes, cyber- attacks or other computer-related attempts to breach the information technology (“IT”) systems we use for these purposes. We may also be subject to IT system failures and network disruptions due to these factors. Experienced computer programmers and hackers may be able to penetrate our network security, misappropriate or compromise our confidential information or that of third- parties, create system disruptions or cause shutdowns. Computer programmers and hackers also may be able to develop and deploy viruses, worms and other malicious software programs that attack our products or otherwise exploit any security vulnerabilities of our products. Such attempts are increasing in technical sophistication, number and ability to evade detection or to obscure such activities. Although we take steps to protect against and detect such attempts, our efforts may not be sufficient for all eventualities. In addition, sophisticated hardware and operating system software and applications that we produce or procure from third-parties may contain defects in design or manufacture, including “bugs” and other problems that could unexpectedly interfere with the operation of the system.

The costs to us to eliminate or address the foregoing security problems and security vulnerabilities before or after a cyber- incident could be significant. System redundancy may be ineffective or inadequate, and our disaster recovery planning may not be sufficient for all eventualities. Our remediation efforts may not be successful and could result in interruptions, delays or cessation of service, and loss of existing or potential customers that may impede our sales, manufacturing, distribution or other critical functions. We could lose existing or potential customers for outsourcing services or other IT solutions in connection with any actual or perceived security vulnerabilities in our products. Some of our products contain encryption and other measures to protect third-party content stored on our products. Such measures may be compromised, breached or circumvented by sophisticated attackers and losses or unauthorized access to or releases of confidential information may occur. Breaches of our security measures and the unapproved dissemination of proprietary information or sensitive or confidential data about us or our customers or other third-parties, could expose us, our vendors and customers or other third-parties affected to a risk of loss or misuse of this information, result in litigation or governmental investigations and potential liability for us, damage our brand and reputation or otherwise harm our business. Failure to meet our contractual obligations to promote information security with certain customers may result in liability, including additional costs, indemnification claims, litigation and damage to our brand and reputation. In addition, we rely in certain limited capacities on third-party data management providers whose possible security problems and security vulnerabilities may have similar effects on us. Our business, brand and reputation could also be adversely affected by media or other reports of perceived security vulnerabilities in our products, network or processes, even if unsubstantiated.

We are subject to laws, rules and regulations in the US, UK, EU and other countries relating to the collection, use, and security of user data. In many cases, these laws apply not only to third-party transactions, but also to transfers of information between us and our subsidiaries, and among us, our subsidiaries and other parties with which we have commercial relations. Our ability to execute transactions and to possess and use personal information and data in conducting our business subjects us to legislative and regulatory burdens that may require us to notify vendors, customers or employees of a data security breach. We have incurred, and will continue to incur, significant expenses to comply with mandatory privacy and security standards and protocols imposed by law, regulation, industry standards, or contractual obligations. These laws, protocols and standards continue to develop and may be inconsistent from jurisdiction to jurisdiction. Complying with emerging and changing international requirements may cause us to incur substantial costs or require us to change our business practices. If we fail to comply with applicable federal, state or international privacy-related or data protection laws we may be subject to proceedings by governmental entities and incur penalties, significant legal liability or reputational harm.

We must successfully maintain and upgrade our IT systems, and our failure to do so could have a material adverse effect on our business, financial condition and results of operations.

From time to time, we expand and improve our IT systems to support our business going forward. Consequently, we are in the process of implementing, and will continue to invest in and implement, modifications and upgrades to our IT systems and procedures, including making changes to legacy systems or acquiring new systems with new functionality, and building new policies, procedures, training programs and monitoring tools. These types of activities subject us to inherent costs and risks associated with changing and acquiring these systems, including capital expenditures, additional operating expenses, demands on management time and other risks and costs of delays or difficulties in transitioning to or integrating new systems into our current systems. These implementations, modifications and upgrades may not result in productivity improvements at a level that outweighs the costs of implementation, or at all. In addition, difficulties with implementing new technology systems, delays in our timeline for planned improvements, significant system failures or our inability to successfully modify our IT systems to respond to changes in our business needs may cause disruptions in our business operations and have a material adverse effect on our business, financial condition and results of operations.

If we experience shortages or delays in the receipt of, or cost increases in, critical components, equipment or raw materials necessary to manufacture our products, we may suffer lower operating margins, production delays and other material adverse effects.

The cost, quality and supply of components, subassemblies, certain equipment and raw materials used to manufacture our products and key components like recording media and heads are critical to our success. The equipment we use to manufacture our products and components is frequently custom made and comes from a few suppliers and the lead times required to obtain manufacturing equipment can be significant. Particularly important for our products are components such as read/write heads, substrates for recording media, ASICs, spindle motors, printed circuit boards, suspension assemblies and NAND flash memory.

We rely on sole suppliers or a limited number of suppliers for some or all of these components that we do not manufacture, including substrates for recording media, read/write heads, ASICs, spindle motors, printed circuit boards, suspension assemblies and NAND flash memory. Many of such component suppliers are geographically concentrated which makes our supply chain more vulnerable to regional disruptions such as severe weather, acts of terrorism and an unpredictable geopolitical climate which may have a material impact on the production and availability of many components. If our vendors for these components are unable to meet our cost, quality and supply requirements, continue to remain financially viable or fulfill their contractual commitments and obligations, we could experience a shortage in supply or an increase in production costs, which would materially adversely affect our results of operations.

Certain rare earth elements are critical in the manufacture of our products. We purchase components that contain rare earth elements from a number of countries, including China. We cannot predict whether any nation will impose regulations or trade barriers including tariffs, duties, quotas or embargoes upon the rare earth elements incorporated into our products that would restrict the worldwide supply of such metals or increase their cost. We have experienced increased costs and production delays when we were unable to obtain the necessary equipment or sufficient quantities of some components, and/or have been forced to pay higher prices or make volume purchase commitments or advance deposits for some components, equipment or raw materials that were in short supply in the industry in general. Further, if our customers experience shortages of components or materials used in their products it could result in a decrease in demand for our products and have an adverse effect on our results of operations. If any major supplier were to restrict the supply available to us or increase the cost of the rare earth elements used in our products, we could experience a shortage in supply or an increase in production costs, which would adversely affect our results of operations.

From time to time, we may be subject to litigation, government investigations or governmental proceedings, which may adversely impact our results of operations and financial condition.

From time to time, we may be involved in various legal, regulatory or administrative investigations, negotiations or proceedings arising in the normal course of business. In the event of litigation, government investigations or governmental proceedings, we are subject to the inherent risks and uncertainties that may result if outcomes differ from our expectations. In the event of adverse outcomes in any litigation, investigation or government proceeding, we could be required to pay substantial damages, fines or penalties and cease certain practices or activities, which could materially harm our business.

The costs associated with litigation and government investigations can also be unpredictable depending on the complexity and length of time devoted to such litigation or investigation. Litigation, investigations or government proceedings may also divert the efforts and attention of our key personnel, which could also harm our business.

If we do not control our fixed costs, we will not be able to compete effectively in our industry.

We continually seek to make our cost structure and business processes more efficient. We are focused on increasing workforce flexibility and scalability, and improving overall competitiveness by leveraging our global capabilities, as well as external talent and skills, worldwide. Our strategy involves, to a substantial degree, increasing revenue and exabytes volume while at the same time controlling operating expenses. If we do not control our operating expenses, our ability to compete in the marketplace may be impaired. In the past, activities to reduce operating costs have included closures and transfers of facilities, significant personnel reductions, restructuring efforts and efforts to increase automation. Our restructuring efforts may not yield the intended benefits and may be unsuccessful or disruptive to our business operations which may materially adversely affect our financial results.

Consolidation among component manufacturers has resulted and may continue to result in some component manufacturers exiting the industry or not making sufficient investments to develop new components.

If there is a shortage of, or delay in supplying us with, critical components, equipment or raw materials, then:

•	it is likely that our suppliers would raise their prices and, if we could not pass these price increases to our customers, our operating margin would decline;
•

we may have to reengineer some products, which would likely cause production and shipment delays, make the reengineered products more costly and provide us with a lower rate of return on these products;

•

we would likely have to allocate the components we receive to certain of our products and ship less of others, which could reduce our revenues and could cause us to lose sales to customers who could purchase more of their required products from manufacturers that either did not experience these shortages or delays or that made different allocations; and

•	we may be late in shipping products, causing potential customers to make purchases from our competitors, thus causing our revenue and operating margin to decline.

We cannot assure you that we will be able to obtain critical components in a timely and economic manner. Many of our suppliers’ manufacturing facilities are fully utilized. If they fail to invest in capacity or in the required timeframe, such failure would have an impact on our ability to ramp new products, and may result in a loss of revenue or market share if our competitors did not utilize the same components and were not affected.

We often aim to lead the market in new technology deployments and leverage unique and customized technology from single source suppliers who are early adopters in the emerging market. Our options in supplier selection in these cases are limited and the supplier based technology may consequently be single sourced until wider adoption of the technology occurs and any necessary licenses become available. In such cases, any technical issues in the supplier’s technology may cause us to delay shipments of our new technology deployments and harm our financial position.

If revenues fall or customer demand decreases significantly, we may not meet all of our purchase commitments to certain suppliers.

From time to time, we enter into long-term, non-cancelable purchase commitments or make large up-front investments with certain suppliers in order to secure certain components or technologies for the production of our products or to supplement our internal manufacturing capacity for certain components. If our actual revenues in the future are lower than our projections or if customer demand decreases significantly below our projections, we may not meet all of our purchase commitments with these suppliers. As a result, it is possible that our revenues will not be sufficient to recoup our up-front investments, in which case we will have to shift output from our internal manufacturing facilities to these suppliers or make penalty-type payments under the terms of these contracts. Additionally, because our markets are volatile, competitive and subject to rapid technology and price changes, we face inventory and other asset risks in the event we do not fully utilize firm purchase commitments.

The loss of key executive officers and employees could negatively impact our business prospects.

Our future performance depends to a significant degree upon the continued service of key members of management as well as marketing, sales and product development personnel. The loss of one or more of our key personnel may have a material adverse effect on our business, results of operations and financial condition. We believe our future success will also depend in large part upon our ability to attract, retain and further motivate highly skilled management, marketing, sales and product development personnel. We have experienced intense competition for personnel, and we cannot assure you that we will be able to retain our key employees or that we will be successful in attracting, assimilating and retaining personnel in the future.

Due to the complexity of our products, some defects may only become detectable after deployment.

Our products are highly complex and are designed to operate in and form part of larger complex networks and storage systems. Our products may contain a defect or be perceived as containing a defect by our customers, as a result of improper use or maintenance. Lead times required to manufacture certain components are significant, and a quality excursion may take significant time and resources to remediate. Defects in our products, third-party components or in the networks and systems of which they form a part, directly or indirectly, have resulted in and may in the future result in:

•	increased costs and product delays until complex solution level interoperability issues are resolved;
•	costs associated with the remediation of any problems attributable to our products;
•	loss of or delays in revenues;
•	loss of customers;
•	failure to achieve market acceptance and loss of market share;
•	increased service and warranty costs; and
•	increased insurance costs.

Defects in our products could also result in legal actions by our customers for property damage, injury or death. Such legal actions, including but not limited to product liability claims could exceed the level of insurance coverage that we have obtained. Any significant uninsured claims could significantly harm our financial condition.

We may pursue strategic alliances, acquisitions, joint ventures and investment opportunities that involve risks that could adversely affect our results of operations.

From time to time, we pursue strategic alliances, acquisitions, joint ventures and investments in other companies that are complementary to our business. There is substantial competition for attractive strategic alliance, acquisition, joint venture and investment candidates. Therefore, we may not be able to identify suitable strategic alliances, acquisition, joint venture, or investment candidates. Even if we can identify them, the terms on which we are able to consummate a transaction may not be commercially reasonable for us to pursue. We cannot assure you that we will be able to partner with, acquire or invest in suitable candidates, or integrate acquired technologies or operations successfully into our existing technologies and operations. Moreover, our ability to finance potential strategic alliances, acquisitions, joint ventures or investments may be limited by our leverage level, the covenants contained in the instruments that govern our outstanding indebtedness, and any agreements governing any other debt we may incur. In addition, our cash reserves could diminish significantly as a result of any acquisitions, joint ventures, strategic alliances or other investments we pursue. Even if we are successful in forming strategic alliances or acquiring, forming joint ventures with or making investments in other companies, we cannot be certain that we will realize the anticipated benefits or synergies of any strategic alliance, acquisition, joint venture or investment that we pursue.

Political events, war, terrorism, natural disasters, public health issues and other circumstances could materially adversely affect our results of operations and financial condition.

War, terrorism, geopolitical uncertainties, natural disasters, public health issues and other business interruptions have caused and could cause damage or disruption to international commerce and the global economy, and thus could have a strong negative effect on our business, our suppliers, logistics providers, manufacturing vendors and customers. Our business operations are subject to interruption by natural disasters such as floods and earthquakes, fires, power or water shortages, terrorist attacks, other hostile acts, labor disputes, public health issues and other events beyond our control. Such events may decrease demand for our products, make it difficult or impossible for us to make and deliver products to our customers or to receive components from our suppliers, and create delays and inefficiencies in our supply chain. In the event of a natural disaster, losses and significant recovery time could be required to resume operations and our financial condition and operating results could be materially adversely affected. Should major public health issues, including pandemics, arise, we could be negatively affected by stringent employee travel restrictions, additional limitations in freight services, governmental actions limiting the movement of products between regions, delays in production ramps of new products and disruptions in our operations and some of our key customers.

Failure to comply with applicable environmental laws and regulations, customer requirements and regulations regarding conflicts minerals and other laws and regulations applicable to our business could have a material adverse effect on our business, results of operations and financial condition.

The sale and manufacturing of products in certain states and countries may subject us and our suppliers to state, federal and international laws and regulations governing protection of the environment, including those governing discharges of pollutants into the air and water, the management and disposal of hazardous substances and wastes, the cleanup of contaminated sites, restrictions on the presence of certain substances in electronic products and the responsibility for environmentally safe disposal or recycling. We endeavor to ensure that we and our suppliers comply with all applicable environmental laws and regulations, however, compliance may increase our operating costs and otherwise impact future financial results. If additional or more stringent requirements are imposed on us in the future, we could incur additional operating costs and capital expenditures. If we fail to comply with applicable environmental laws, regulations, initiatives, or standards of conduct, our customers may refuse to purchase our products and we could be subject to fines, penalties and possible prohibition of sales of our products into one or more states or countries, liability to our customers and damage to our reputation, which could result in a material adverse effect on our financial condition or results of operations.

SEC rules require certain disclosures regarding the use of specified minerals, or conflict minerals that are necessary to the functionality or production of products manufactured or contracted to be manufactured. These rules could affect our ability to source, directly or indirectly, certain materials used in our products at competitive prices and could impact the availability of certain minerals used in the manufacture of our products, including gold, tantalum, tin and tungsten. As there may be only a limited number of suppliers of “conflict free” minerals, we cannot be sure that we will be able to obtain necessary conflict free minerals in sufficient quantities or at competitive prices. Our customers, including our OEM customers, may require that our products be free of conflict minerals, and our revenues and margins may be harmed if we are unable to procure conflict free minerals at a reasonable price, or at all, or are unable to pass through any increased costs associated with meeting these demands. We may also face challenges with government regulators and our customers and suppliers if we are unable to sufficiently verify that the metals used in our products are conflict free. Furthermore, our customers and manufacturing stakeholders may place increased demands on our compliance framework which may in turn negatively impact our relationships with our suppliers. If we are unable to comply with requirements regarding the use of conflict and other minerals, our business, financial condition or results of operations may be materially adversely affected.

Any cost reduction initiatives that we undertake may not deliver the results we expect, and these actions may adversely affect our business.

From time to time, we engage in restructuring plans that may result in workforce reduction and consolidation of our real estate facilities and our manufacturing footprint. In addition, management will continue to evaluate our global footprint and cost structure, and additional restructuring plans are expected to be formalized. As a result of our restructuring, we may experience a loss of continuity, loss of accumulated knowledge, disruptions to our operations and inefficiency during transitional periods. Additionally, global footprint consolidation and reduction in excess capacity may result in us being unable to respond to increases in forecasted volume of customer demand and loss of revenue opportunity if our competitors have underutilized factories. Any cost-cutting measures could impact employee retention. In addition, we cannot be sure that the cost reduction and global footprint consolidation will be successful in reducing our overall expenses as we expect or that additional costs will not offset any such reductions or global footprint consolidation. If our operating costs are higher than we expect or if we do not maintain adequate control of our costs and expenses, our results of operations may be adversely affected.

Our ability to use our net operating loss and tax credit carryforwards might be limited.

The use of a portion of our US net operating loss and tax credit carryforwards is subject to annual limitations pursuant to US tax law. Sections 382 and 383 of the US Internal Revenue Code generally impose annual limitations on the amount of net operating loss and tax credit carryforwards that might be used to offset taxable income when a corporation has undergone significant changes in ownership. As a result, future changes in ownership could put further limitations on the availability of our net operating loss or tax credit carryforwards. See “Note 7. Income Taxes” contained in this report for, among other things, a description of current net operating loss and tax credit carryforward limitations.

We are at times subject to intellectual property legal proceedings and claims which could cause us to incur significant additional costs or prevent us from selling our products, and which could adversely affect our results of operations and financial condition.

We are subject from time-to-time to legal proceedings and claims, including claims of alleged infringement of the patents, trademarks and other intellectual property rights of third parties by us, or our customers, in connection with their use of our products. Intellectual property litigation can be expensive and time-consuming, regardless of the merits of any claim, and could divert our management’s attention from operating our business. In addition, intellectual property lawsuits are subject to inherent uncertainties due to the complexity of the technical issues involved, which may cause actual results to differ materially from our expectations. Patent litigation has increased due to the current uncertainty of the law and the increasing competition and overlap of product functionality in the field. Some of the actions that we face from time-to-time seek injunctions against the sale of our products and/or substantial monetary damages, which if granted or awarded, could materially harm our business, financial condition and operating results.

We cannot be certain that our products do not and will not infringe issued patents or other intellectual property rights of others. We may not be aware of currently filed patent applications that relate to our products or technology. If patents are later issued on these applications, we may be liable for infringement. If our products were found to infringe the intellectual property rights of others, we could be required to pay substantial damages, cease the manufacture, use and sale of infringing products in one or more geographic locations, expend significant resources to develop non-infringing technology, discontinue the use of specific processes or obtain licenses to the technology infringed. We might not be able to obtain the necessary licenses on acceptable terms, or at all, or be able to reengineer our products successfully to avoid infringement. Any of the foregoing could cause us to incur significant costs and prevent us from selling our products, which could adversely affect our results of operations and financial condition. See “Note 14. Legal, Environmental and Other Contingencies” contained in this report for a description of pending intellectual property proceedings.

We may be unable to protect our intellectual property rights, which could adversely affect our business, financial condition and results of operations.

We rely on a combination of patent, trademark, copyright and trade secret laws, confidentiality procedures and licensing arrangements to protect our intellectual property rights. In the past, we have been involved in significant and expensive disputes regarding our intellectual property rights and those of others, including claims that we may be infringing patents, trademarks and other intellectual property rights of third-parties. We expect that we will be involved in similar disputes in the future.

There can be no assurance that:

•	any of our existing patents will continue to be held valid, if challenged;
•	patents will be issued for any of our pending applications;
•	any claims allowed from existing or pending patents will have sufficient scope or strength to protect us;
•	our patents will be issued in the primary countries where our products are sold in order to protect our rights and potential commercial advantage;
•	we will be able to protect our trade secrets and other proprietary information through confidentiality agreements with our customers, suppliers and employees and through other security measures; and
•	others will not gain access to our trade secrets.

In addition, our competitors may be able to design their products around our patents and other proprietary rights. Enforcement of our rights often requires litigation. If we bring a patent infringement action and are not successful, our competitors would be able to use similar technology to compete with us. Moreover, the defendant in such an action may successfully counter sue us for infringement of their patents or assert a counterclaim that our patents are invalid or unenforceable.

Furthermore, we have significant operations and sales in foreign countries where intellectual property laws and enforcement policies are often less developed, less stringent or more difficult to enforce than in the United States. Therefore, we cannot be certain that we will be able to protect our intellectual property rights in jurisdictions outside the United States.

The price of our ordinary shares may be volatile and could decline significantly.

The market price of our ordinary shares has experienced price fluctuations and could be subject to wide fluctuations in the future. The market price of our ordinary shares may fluctuate significantly in response to several factors including:

•	general uncertainty in stock market conditions occasioned by global economic conditions and negative financial news unrelated to our business or industry;
•	the timing and amount of our share repurchases;
•	actual or anticipated variations in our results of operations;
•	announcements of innovations, new products or significant price reductions by us or our competitors, including those competitors who offer alternative storage technology solutions;
•	our failure to meet our guidance or the performance estimates of investment research analysts;
•	the timing of announcements by us or our competitors of significant contracts or acquisitions;

•	significant announcements by or changes in financial condition of a large customer, if any;
•	general stock market conditions;
•	the occurrence of major catastrophic events;
•	changes in financial estimates by investment research analysts;
•	actual or anticipated changes in the credit ratings of our indebtedness by rating agencies; and
•	the sale of our ordinary shares held by certain equity investors or members of management.

Market price fluctuations of our ordinary shares could impact the value of our equity compensation, which could affect our ability to recruit and retain employees. In addition, in the past, following periods of decline in the market price of a company’s securities, class action lawsuits have often been pursued against that company. If similar litigation were pursued against us, it could result in substantial costs and a diversion of management’s attention and resources, which could materially adversely affect our results of operations, financial condition and liquidity.

Any decision to reduce or discontinue the payment of cash dividends to our shareholders or the repurchase of our ordinary shares pursuant to our previously announced share repurchase program could cause the market price of our ordinary shares to decline significantly.

Although historically we have announced regular cash dividend payments and a share repurchase program, we are under no obligation to pay cash dividends to our shareholders in the future at historical levels or at all or to repurchase our ordinary shares at any particular price or at all. The declaration and payment of any future dividends is at the discretion of our Board of Directors and our previously announced share repurchase program may be suspended or discontinued at any time. Our payment of quarterly cash dividends and the repurchase of our ordinary shares pursuant to our share repurchase program are subject to, among other things, our financial position and results of operations, available cash and cash flow, capital and regulatory requirements, market and economic conditions, our ordinary share price and other factors. Any reduction or discontinuance by us of the payment of quarterly cash dividends or the repurchase of our ordinary shares pursuant to our share repurchase program could cause the market price of our ordinary shares to decline significantly. Moreover, in the event our payment of quarterly cash dividends or repurchases of our ordinary shares are reduced or discontinued, our failure to resume such activities at historical levels could result in a persistent lower market valuation of our ordinary shares.

Liquidity and Capital Resources

The following sections discuss the effects of changes in our balance sheet and cash flows, contractual obligations, and other commitments on our liquidity and capital resources. Our cash and cash equivalents are maintained in investments with remaining maturities of 90 days or less at the time of purchase. Our short-term investments consist primarily of money market funds, time deposits and certificates of deposit. The principal objectives of our investment policy are the preservation of principal and maintenance of liquidity. We believe our cash equivalents and short-term investments are liquid and accessible. We operate in some countries that have restrictive regulations over the movement of cash and/or foreign exchange across their borders. However, we believe our sources of cash have been and will continue to be sufficient to meet our cash needs for the next 12 months. We are not aware of any downgrades, losses or other significant deterioration in the fair value of our cash equivalents or short-term investments and we do not believe the fair value of our short-term investments has significantly changed from the values reported as of 28 June 2019.

Cash and Cash Equivalents

	As of
(US Dollars in millions)	28 June 2019	29 June 2018	Change

Cash and cash equivalents	$2,220	$1,853	$367

Our cash and cash equivalents increased by $367 million from 29 June 2018 as a result of net cash flow of $1.8 billion provided by operating activities and $1.3 billion cash inflows from the redemption of an investment in non-convertible preferred stock of TMHC, offset by payments for capital expenditures of $602 million, net cash outflows for repurchase of our ordinary shares of $963 million, dividends paid out to shareholders of $713 million and net repayment of long-term debt of $574 million. The following table summarizes results from the Consolidated Statement of Cash Flows for the periods indicated:

	Fiscal Years Ended
(US Dollars in millions)	28 June 2019	29 June 2018

Net cash flow provided by (used in):
Operating activities	$1,761	$2,113
Investing activities	846	(1,588)
Financing activities	(2,212)	(1,211)
Effect of foreign currency exchange rates	(1)	—

Net increase (decrease) in cash, cash equivalents and restricted cash	$394	$(686)

Cash Provided by Operating Activities

Cash provided by operating activities for fiscal year 2019 was approximately $1.8 billion and includes the effects of net income adjusted for non-cash items including depreciation, amortization, share-based compensation, a release of valuation allowance related to our US deferred tax assets and:

•	a decrease of $204 million in accounts receivable, primarily due to lower revenue; and

•	a decrease of $80 million in inventories, primarily due to a decrease in units built; partially offset by

•	a decrease of $268 million in accounts payable, primarily due to a decrease in direct material purchases; and

•	a decrease of $84 million in accrued employee compensation, primarily due to a decrease in our variable compensation expense.

Cash provided by operating activities for fiscal year 2018 was approximately $2.1 billion and includes the effects of net income adjusted for non-cash items including depreciation and amortization, deferred income taxes primarily due to the remeasurement of our US deferred tax assets at the lower corporate tax rate, share-based compensation and:

•	an increase of $65 million in accounts payable, primarily due to timing of payments of capital expenditures; and

•	a decrease of $71 million in vendor receivables, primarily due to improved collections; partially offset by

•	an increase of $71 million in inventories, primarily due to an increase in units built.

Cash Provided by (Used in) Investing Activities

In fiscal year 2019, we received $0.8 billion for net cash investing activities, which was primarily due to proceeds of $1.3 billion from the redemption of an investment in non-convertible preferred stock of TMHC and the proceeds of $144 million primarily from the sale of certain properties, partially offset by the payments for the purchase of property, equipment and leasehold improvements of approximately $602 million.

In fiscal year 2018, we used $1.6 billion for net cash investing activities, which was primarily due to our investment in the TMHC debt security of $1.3 billion and the payments for the purchase of property, equipment and leasehold improvements of approximately $366 million, partially offset by the proceeds of $69 million from the sale of properties.

Cash Used in Financing Activities

Net cash used in financing activities of $2.2 billion for fiscal year 2019 was primarily attributable to the following activities:

•	$963 million in payments for repurchases of ordinary shares;

•	$713 million in dividend payments; and

•	$574 million net repayment of long-term debt.

Net cash used in financing activities of $1.2 billion for fiscal year 2018 was primarily attributable to the following activities:

•	$726 million in dividend payments;

•	$361 million in payments for repurchases of ordinary shares; and

•	$214 million of repayments of long-term debt; offset by

•	$113 million in proceeds from the issuance of ordinary shares under employee stock plans.

Liquidity Sources

Our primary sources of liquidity as of 28 June 2019, consist of: (1) approximately $2.2 billion in cash and cash equivalents, (2) cash we expect to generate from operations and (3) $1.5 billion available for borrowing from our 2019 Revolving Credit Facility.

On 20 February 2019, we terminated our senior unsecured revolving credit facility scheduled to expire on 15 January 2020, under which we were able to draw up to $700 million. Upon termination, we and our subsidiary Seagate HDD Cayman entered into the 2019 Revolving Credit Facility, which provides us with a $1.3 billion senior unsecured revolving credit facility. On 28 May 2019, we increased our 2019 Revolving Credit Facility from $1.3 billion to $1.5 billion. The 2019 Revolving Credit Facility also allows us to increase the facility by up to an aggregate of $100 million provided that (i) there has been, and will be after giving effect to such increase, no default, (ii) the increase is at least $25 million and (iii) the existing commitments under the facility receive 0.50% most favored nation protection.

As of 28 June 2019, no borrowings were drawn and no letters of credit or swing line loans had been utilized under the 2019 Revolving Credit Facility.

The 2019 Revolving Credit Facility includes three financial covenants: (1) interest coverage ratio, (2) total leverage ratio and (3) a minimum liquidity amount. The 2019 Revolving Credit Facility has a final maturity of 20 February 2024.

As of 28 June 2019, cash and cash equivalents held by non-Irish subsidiaries was $2.2 billion. This amount is potentially subject to taxation in Ireland upon repatriation by means of a dividend into our Irish parent. However, it is our intent to indefinitely reinvest earnings of non-Irish subsidiaries outside of Ireland and our current plans do not demonstrate a need to repatriate such earnings by means of a taxable Irish dividend. Should funds be needed in the Irish parent company and should we be unable to fund parent company activities through means other than a taxable Irish dividend, we would be required to accrue and pay Irish taxes on such dividend.

We believe that our sources of cash will be sufficient to fund our operations and meet our cash requirements for at least the next 12 months.

Cash Requirements and Commitments

Our liquidity requirements are primarily to meet our working capital, product development and capital expenditure needs, to fund scheduled payments of principal and interest on our indebtedness, and to fund our quarterly dividend and any future strategic investments. Our ability to fund these requirements will depend on our future cash flows, which are determined by future operating performance, and therefore, subject to prevailing global macroeconomic conditions and financial, business and other factors, some of which are beyond our control.

On 30 July 2019, our Board of Directors declared a quarterly cash dividend of $0.63 per share, which will be payable on 9 October 2019 to shareholders of record as of the close of business on 25 September 2019.

As of 28 June 2019, we were in compliance with all of the covenants under our debt agreements. Based on our current outlook, we expect to be in compliance with the covenants in our debt agreements over the next 12 months.

The carrying value of our debt as of 28 June 2019 and 29 June 2018 was $4.3 billion and $4.8 billion, respectively. The table below presents the principal amounts of our outstanding debt:

	As of
(US Dollars in millions)	28 June 2019	29 June 2018	Change
3.75% Senior Notes due November 2018	$—	$499	$(499)
4.25% Senior Notes due March 2022	750	750	—
4.75% Senior Notes due June 2023	941	951	(10)
4.875% Senior Notes due March 2024	500	500	—
4.75% Senior Notes due January 2025	920	975	(55)
4.875% Senior Notes due June 2027	690	697	(7)
5.75% Senior Notes due December 2034	490	490	—

	$4,291	$4,862	$(571)

From time to time, we may repurchase any of our outstanding ordinary shares through private, open market, or broker assisted purchases, tender offers, or other means. During fiscal year 2019, we repurchased approximately 22 million of our ordinary shares including shares withheld for statutory tax withholdings related to vesting of employee equity awards. As of 28 June 2019, $2.2 billion remained available for repurchase under our existing repurchase authorization limit. All repurchases are effected as redemptions in accordance with our Articles of Association.

For fiscal year 2020, we expect capital expenditures to be within our long-term targeted range of 6% to 8% of revenue. We require substantial amounts of cash to fund any increased working capital requirements, future capital expenditures, scheduled payments of principal and interest on our indebtedness and payments of dividends. We will continue to evaluate and manage the retirement and replacement of existing debt and associated obligations, including evaluating the issuance of new debt securities, exchanging existing debt securities for other debt securities and retiring debt pursuant to privately negotiated transactions, open market purchases, tender offers or other means or otherwise. In addition, we may selectively pursue strategic alliances, acquisitions, joint ventures and investments, which may require additional capital.

Contractual Obligations and Commitments

Our contractual cash obligations and commitments as of 28 June 2019, are summarized in the table below:

		Fiscal Year(s)
(US Dollars in millions)	Total	2020	2021-2022	2023-2024	Thereafter
Contractual Cash Obligations:
Long-term debt	$4,291	$—	$750	$1,441	$2,100
Interest payments on debt	1,364	206	412	305	441
Purchase obligations(1)	1,382	1,170	35	53	124
Operating leases(2)	125	20	26	13	66
Capital expenditures	322	299	23	—	—
Other funding requirements(3)	12	11	1	—	—

Subtotal	7,496	1,706	1,247	1,812	2,731
Commitments:
Letters of credit or bank guarantees	105	93	1	—	11

Total	$7,601	$1,799	$1,248	$1,812	$2,742

(1)	Purchase obligations are defined as contractual obligations for the purchase of goods or services, which are enforceable and legally binding on us, and that specify all significant terms.
(2)	Includes total future minimum rent expense under non-cancelable leases for both occupied and vacated facilities (rent expense is shown net of sublease income).
(3)	Consists of funding requirements related to strategic commitments.

As of 28 June 2019, we had a liability for unrecognized tax benefits and an accrual for the payment of related interest totaling $4 million, none of which is expected to be settled within one year. Outside of one year, we are unable to make a reasonably reliable estimate of when cash settlement with a taxing authority will occur.

Off-Balance Sheet Arrangements

As of 28 June 2019, we did not have any material off-balance sheet arrangements.

Financial Risk Management

We have exposure to market risks due to the volatility of interest rates, foreign currency exchange rates, credit rating changes and equity and bond markets. A portion of these risks may be hedged, but fluctuations could impact our results of operations, financial position and cash flows.

Interest Rate Risk. Our exposure to market risk for changes in interest rates relates primarily to our cash investment portfolio. As of 28 June 2019, we had no available-for-sale debt securities that had been in a continuous unrealized loss position for a period greater than 12 months. We determined no available-for-sale debt securities were other-than-temporarily impaired as of 28 June 2019.

We have fixed rate debt obligations. We enter into debt obligations for general corporate purposes including capital expenditures and working capital needs.

The table below presents principal amounts and related fixed or weighted-average interest rates by year of maturity for our investment portfolio and debt obligations as of 28 June 2019.

	Fiscal Years Ended
(US Dollars in millions, except percentages)	2020	2021	2022	2023	2024	Thereafter	Total	Fair Value at 28 June 2019
Assets
Cash equivalents:
Floating rate	$580	$—	$—	$—	$—	$—	$580	$580
Average interest rate	2.42%						2.42%
Other debt securities
Fixed rate	$—	$3	$—	$—	$—	$4	$7	$7
Average interest rate		5.00%				—	5.00%
Debt
Fixed rate	$—	—	$750	$941	$500	$2,100	$4,291	$4,309
Average interest rate			4.25%	4.75%	4.88%	5.02%	4.81%

Foreign Currency Exchange Risk. From time to time, we may enter into foreign currency forward exchange contracts to manage exposure related to certain foreign currency commitments and anticipated foreign currency denominated expenditures. Our policy prohibits us from entering into derivative financial instruments for speculative or trading purposes. At this time, we have not identified any material exposure associated with the potential changes related to the British vote to exit the European Union.

We hedge portions of our foreign currency denominated balance sheet positions with foreign currency forward exchange contracts to reduce the risk that our earnings will be adversely affected by changes in currency exchange rates. The change in fair value of these contracts is recognized in earnings in the same period as the gains and losses from the remeasurement of the assets and liabilities. All these foreign currency forward exchange contracts mature within 12 months.

We did not have any material net gains (losses) recognized in Cost of revenue, or Other income and charges, net for cash flow hedges due to hedge ineffectiveness or discontinued cash flow hedges during the fiscal years 2019 and 2018.

The table below provides information as of 28 June 2019 about our foreign currency forward exchange contracts. The table is provided in US dollar equivalent amounts and presents the notional amounts (at the contract exchange rates) and the weighted- average contractual foreign currency exchange rates.

(Dollars in millions, except average contract rate)	Notional Amount	Average Contract Rate	Estimated Fair Value (1)
Foreign currency forward exchange contracts:
Singapore Dollar	$100	$1.36	$1
Chinese Renminbi	99	$6.84	(1)
British Pound Sterling	18	$0.80	—

Total	$217		$—

(1)	Equivalent to the unrealized net gain (loss) on existing contracts.

Other Market Risks. We have exposure to counterparty credit downgrades in the form of credit risk related to our foreign currency forward exchange contracts and our fixed income portfolio. We monitor and limit our credit exposure for our foreign currency forward exchange contracts by performing ongoing credit evaluations. We also manage the notional amount of contracts entered into with any one counterparty, and we maintain limits on maximum tenor of contracts based on the credit rating of the financial institution. Additionally, the investment portfolio is diversified and structured to minimize credit risk.

Changes in our corporate issuer credit ratings have minimal impact on our near term financial results, but downgrades may negatively impact our future ability to raise capital, increase the cost of such capital and our ability to execute transactions with various counterparties.

We are subject to equity market risks due to changes in the fair value of the notional investments selected by our employees as part of our Non-qualified Deferred Compensation Plans—the Seagate Deferred Compensation Plans (the “SDCPs”). We entered into a Total Return Swap (“TRS”) in order to manage the equity market risks associated with the SDCPs liabilities. We pay a floating rate, based on the London Inter-Bank Offered Rate (“LIBOR”) plus an interest rate spread, on the notional amount of the TRS. The TRS is designed to substantially offset changes in the SDCPs liabilities due to changes in the value of the investment options made by employees.

LIKELY FUTURE DEVELOPMENT

We are committed to developing new component technologies, products and alternative storage technologies. Our research and development focus is designed to bring new products to market in high volume, with quality attributes that our customers expect, before our competitors. Part of our product development strategy is to leverage a design platform and/or subsystem within product families to serve different market needs. This platform strategy allows for more efficient resource utilization, leverages best design practices, reduces exposure to changes in demand, and allows for achievement of lower costs through purchasing economies. Our advanced technology integration effort focuses disk drive and component research on recording subsystems, including read/write heads and recording media; market-specific product technology; and technology we believe may lead to new business opportunities. The primary purpose of our advanced technology integration effort is to ensure timely availability of mature component technologies for our product development teams as well as to allow us to leverage and coordinate those technologies in the design centers across our products in order to take advantage of opportunities in the marketplace.

NON-FINANCIAL STATEMENT

Introduction

The European Union Directive 2014/95/EU (“the 2017 Regulations”) requires the disclosure of non-financial and diversity information by certain large undertakings and groups. This has been transposed into Irish legislation. This legislation requires us to identify and report on our business model and key non-financial matters related to the Company’s activities. Our fiscal year 2018 Global Citizenship Annual Report (“the 2018 GCAR”) provides additional information that may be relevant to investors in assessing the Company’s sustainability commitments and achievements but, except as expressly provided below, the information integrated in the 2018 GCAR are not incorporated by reference into the Irish Directors’ Report. Copies of the 2018 GCAR can be accessed at www.seagate.com, under “Global Citizenship”.

Business Overview

Refer to pages A-4 to A-9 for the ‘Industry Overview’, ‘Our Business’, and ‘Products’ section of the Directors’ Report.

Corporate Governance and Organization

We have concluded that the manufacture and distribution of storage solutions constitutes one reporting segment. We are governed by a Board of Directors (“the Board”). Our Corporate Governance Guidelines provide a framework for our Board of Directors in exercising their responsibilities toward our stakeholders, and these guidelines entrust the Board with the authority to review our business operations and make decisions independent of the Company’s management. The guidelines also provide a process for shareholders to communicate concerns with the Board. Our Corporate Governance Guidelines, as well as the charters of each of our Board committees, are available on our website at www.seagate.com, under “Investors- Governance.”

Principal Risks and Management

Refer to pages A-16 to A-31 for the ‘Principal Risks and Uncertainties’ section of the Directors’ Report.

Environmental Matters

We understand and acknowledge that climate change is contributed to by human activity, and will lead to a number of social, economic and environmental consequences if not properly dealt with. We continue to set sustainability goals, track our progress, and audit our systems to reduce energy consumption, carbon emissions, waste and water usage throughout our global footprint. These efforts are both important to and fully supported by senior management. We also work closely with our suppliers and provide training to key stakeholders to educate them on sustainability best practices, with indicators to gauge performance. These actions comprise the majority of our environmental sustainability efforts. We report our metrics based on the fiscal year 2019 or the calendar year 2018, if fiscal year information is unavailable.

At Seagate, we understand the importance of reducing the impact our products and packaging have on the environment as identified by our Life Cycle Assessments (“LCA”). We take a holistic view of product impacts, considering the environment, our customers, suppliers and communities where our products and operations reside. Each LCA addresses impacts at every stage in the product life cycle, from raw material extraction to end-of-life disposal and recycling. The LCAs include four endpoints judged for particular relevance to the electronics industry: Climate Change, Human Toxicity, Metal Depletion and Water Depletion. In addition to LCAs, we maintain a Material Circularity Indicator for these products to identify opportunities for improvement and to move toward greater material efficiency. Most Seagate products are highly recyclable, containing aluminum, steel, copper and other recoverable materials, and many regions where our products are sold have electronic waste recycling programs. We also help to manage product waste by taking back warranty-returned drives, which then get refurbished or recycled.

We maintain a catalog of restricted substances, and product compliance data as it relates to restricted substances, which are made available to our customers upon request. We adhere to global restricted substance regulations, including the European regulation regarding the Registration, Evaluation, Authorization and Restriction of Chemicals (“REACH”), and the Restriction of Hazardous Substances (“RoHS”) “Recast” Directive, as amended by Directive (EU) 2015/863. We regularly participate in industry- wide reviews and discussions to assist in leading the development of industry standards that meet regulatory requirements.

Our environmental management system is shaped by the International Organization of Standardization (“ISO”) standards, the Responsible Business Alliance (“RBA”) Code of Conduct and the United Nations Global Compact (“UNGC”) principles. All of our manufacturing facilities are certified to ISO 14001 Environmental Management System and Occupational Health and Safety Assessment Series (“OHSAS”) 18001-certified. We reduce the amount of energy and carbon required to produce HDDs by identifying energy conservation opportunities, auditing management systems, setting targets, creating awareness among employees and reporting on progress throughout our operations. Our Environment, Health, and Safety policy, which is available in our annual Global Citizenship Report published on our website, details our commitment to environmental responsibility and a safe workplace. To achieve our objective of reducing energy use and GHG emissions, each manufacturing site is required to achieve annual energy saving goals. In calendar year 2018, our total grid electricity consumption was 1,597,121 Megawatt hour (“MWh”). In fiscal year 2019, we saved 16,661 MWh of electricity, exceeding our conservation goal of 10,000 MWh. Energy savings are calculated using the Metered Baseline Method (“MBM”); since fiscal year 2014, the site initiated energy conservation projects have saved a cumulative 170,000 MWh.

Carbon emissions are measured using three scopes: Scope 1 emissions are all direct emissions, Scope 2 emissions are indirect emissions from electricity purchased and used by the Company and Scope 3 emissions are all other indirect emissions. For technology products, we find that Scope 3 carbon emissions, particularly those from product use, are much greater than Scope 1 and Scope 2 carbon emissions, highlighting the importance of our continued efforts to reduce the amount of energy used by our products. One way that we achieve improvements in all aspects of our products, including sustainability impacts like energy usage, is to learn from current products and continuously improve upon each new generation. Our LCA results help to inform these improvements in products and packaging. As a result, each generation of products is more energy efficient (EB/ watt) compared to previous generations. In calendar year 2018, our carbon emissions under Greenhouse Gas Protocol for Scope 1 and Scope 2 totaled 259,307 tons and 890,010 tons, which was flat compared to calendar year 2017. Our Scope 3 emissions totaled 16.79 million metric tons in calendar year 2018.

Our hazardous waste disposition continues to shift away from treatment to recycling due to the new electrowinning process introduced at our Johor, Malaysia manufacturing facility. We are committed to keeping 100% of hazardous waste out of landfills throughout fiscal year 2019. In fiscal year 2019, our hazardous waste disposition was 9,309 Tons, with 92% of the waste recycled. Additionally, we increased the solid waste diversion rate from 85% in fiscal year 2018 to 87% in fiscal year 2019, leveraging site initiatives as well as the insights of our dedicated teams, to achieve this metric.

Our progress in reducing water consumption has been driven by reducing water use through more efficient processes, and recycling the water we use. We have applied measures to reduce water consumption, improve water recycling, increase awareness among employees, and reduce water intensity over the past several years. In calendar year 2018, our water withdrawals was 8,282 ml and our water recycling was 2,556 ml.

Social and Employee Matters

We rely on our diverse workforce to develop, deliver and sustain business strategy and achieve our goals. We establish goals each year to retain our employees and in fiscal year 2019, we exceeded our goal of non-operator employee turnover, with a worldwide voluntary turnover for non-operator employees of less than 6%. One way we embrace our diverse employees and promote a culture of inclusion is through the support of employee resource groups (“ERG”) at our sites. ERGs provide a place of connection and workplace-related resources for our diverse workforce and allied employees. We also promote inclusion through providing employees with access to resources promoting unconscious bias education.

All of our manufacturing sites have health and safety management systems certified to OHSAS 18001. We work hard to keep our employees safe and healthy, which is why our global health and safety standards, as well as our accompanying management systems, frequently go beyond country or industry-level guidelines. Our accident rate and incident rate in fiscal year 2019 is 0.19 and 0.11, respectively. We also host health and safety regulatory visits, focused on issues such as safety, radiation, fire codes, food and transportation. Remaining focused on the continuous improvement of employee health and safety, we continue to provide comprehensive health and safety training to our employees in fiscal year 2019. We continue to emphasize e-learning courses as our main vehicle for delivering training because employees can learn at their own pace.

Performance Management is a continuous process that helps team members focus on the right priorities. Meaningful conversations between managers and employees have been the foundation of performance management at Seagate. We focus on dialogue centered around manager and employee conversations, and ongoing feedback, to align goals. This approach removes the emphasis on annual performance reviews and ratings and focuses instead on the high-quality, productive dialogue between managers and employees. This is assessed twice during the year based on progress against goals and demonstrated behaviors. We also have education offerings for our employees, with courses ranging from leadership and technical skills to health, safety and the environment.

Employee engagement is the commitment and passion that drives people to achieve goals and connect as a team. Our bi- annual micro survey is designed to help us understand global employee perspectives on engagement. During fiscal year 2019, over 90% of our global non-operator employees responded to share their perspectives on respect, belonging, challenging work and the direction of the company. Once the survey concludes and results are analyzed, they are then shared with leaders, and managers work with their teams to develop targeted action plans. These action plans follow a 1-2-3 approach where teams pick one issue to improve from the micro survey results, two things that the team sees as important to implement and then they commit to having three meaningful conversations about their progress. Using the micro survey results to have open, candid discussions is an important step in driving engagement and trust that our workplace is a safe place to speak up.

Our Community and Corporate Giving program presents opportunities for us to put our corporate values into action and give back to our communities. Supporting education, particularly in the areas of Science, Technology, Engineering and Math (“STEM”), is a major priority for us and we aim for at least 50% of our outreach efforts to target these areas. This includes hosting middle school math counts competitions, supporting STEM learning curricula in under served schools and supporting youth robotics activities. We will also continue to explore ways we can begin to increase the focus of our educational outreach on company areas of strength and value, such as the datasphere and our products.

Respect for Human Rights

As part of our commitment to respect and protect human rights, we seek to uphold the highest standards in our labor practices. Our company policies adhere to applicable local labor laws, are consistent with both the UNGC and the International Labor Organization (“ILO”) core labor principles, and conform to the RBA Code of Conduct. We conduct annual assessments in our manufacturing sites to identify and mitigate labor and human rights risks that could arise. We also participate in internal labor audits to ensure policies and practices are aligned with local legislation and the RBA code. Our internal Human Rights Policy is reviewed annually and includes clear statements about our commitment to labor and human rights. According to the policy, we do not tolerate harassment in the workplace, involuntary labor, child labor and excessive working hours. We also look to foster open communication and employees have access to the Seagate Global Ethics Helpline to report complaints. The policy is communicated to new hires during orientation and onboarding, and annually to all employees to build awareness and drive transparency within our organization.

Supply Chain

To ensure integrity throughout our supply chain, we require all of our direct materials suppliers with whom we spend at least $1 million annually, as well as selected indirect suppliers, to undergo the RBA Validated Assessment Program (“VAP”) audit process. RBA VAP audit reports are valid for two years, and our suppliers are on a two-year audit cycle. We completed 75 full supplier audits through the RBA VAP process in fiscal year 2019, up from 63 in fiscal year 2018. Our RBA VAP audit closure rate in fiscal year 2019 was 68% for working hour related findings and 80% for non working hour related findings. Our top findings include Working Hours, Emergency Preparedness and Occupational Safety. We remain vigilant to the risk of child labor, forced labor and threats to the freedom of association within our supply chain. The highest risk of forced labor in our supply chain is where foreign labor is utilized; suppliers in Malaysia, Thailand and Singapore pose the highest risk. This is why our training on forced labor has been focused on suppliers in these countries over the past three years. Based on our supplier VAP audits, child labor has not been identified as a serious concern in our supply chain.

Anti-bribery and Corruption

We pursue our business objectives with integrity and in compliance with the law in every country in which we operate. We comply with applicable laws in the United States and other countries in which we do business, including the US Foreign Corrupt Practices Act, the UK Bribery Act, and other laws designed to prevent bribery and corruption. Violation of these laws may also result in fines and imprisonment for employees. Seagate prohibits offering or accepting all forms of bribes, kickbacks, facilitation payments and other forms of corruption.

We have a Business Conduct Policy which serves as our guide for legal and ethical conduct at all times and outlines the values we exemplify and the applicable laws and regulations. We also have a Code of Ethics for senior financial officers, which promotes honest and ethical conduct and compliance with the law as it relates to the maintenance of Seagate’s accounting records and the preparation of the financial statements. Both policies are made available publicly on our website and are reviewed annually by the Board.

Conflict Minerals

Our hardware products in the aggregate contain each of the 3TG (tin, tantalum, tungsten, and gold), which are necessary to the functionality or production of the products. We have implemented due diligence measures to conform to the Organization for Economic Co-operation and Development Due Diligence (“OECD”) Guidance for Responsible Supply Chains of Minerals from Conflict-Affected and High-Risk Areas. We have established strong management systems for 3TG supply chain due diligence, identified and assessed 3TG risks in its supply chain, designed and implemented strategies to respond to identified risks, supported independent third-party audits of the due diligence practices and reported on 3TG supply chain due diligence activities.

In response to our planned due diligence measures, we posted the Seagate Corporate Policy on Conflict Minerals to our external corporate website and communicated to Seagate’s direct suppliers. We updated our internal Corporate Standard Operating Procedures for Conflict Minerals Management to satisfy the OECD guidance. We also have an internal team to implement the procedure, including establishing requirements in supplier contracts to define our expectations of suppliers’ sourcing of 3TG, conducting a review to identify direct suppliers of products containing 3TG, requesting all 3TG suppliers provide information to us regarding their 3TG using the template developed by the RBA and validating the information provided by our 3TG direct suppliers.

DIRECTORS AND SECRETARY

The directors and secretary are as listed on page A-3. Mr. Mei-Wei Cheng and Dr. Chong Sup Park resigned from the board on 30 October 2018. Ms. Katherine E. Schuelke was appointed as the secretary on 26 June 2017.

DIRECTORS’ AND SECRETARY’S INTERESTS IN SHARES

Details of directors’ and secretary’s interests in the ordinary shares of Seagate Technology plc as at 28 June 2019 were as follows:

	Interests held as at 28 June 2019(1)
Director	Shares	Vested options	Unvested options	Restricted share units	Restricted shares

Stephen J. Luczo (2)	1,028,137	309,835	12,149	145,159	—
Mark W. Adams	8,680	—	—	5,146	—
Judy Bruner	3,382	—	—	5,146	—
Michael R. Cannon	27,299	—	—	5,146	—
William T. Coleman	11,020	—	—	5,146	—
Jay L. Geldmacher	9,420	—	—	5,146	—
Dylan Haggart (3)	—	—	—	5,146	—
Dr. William D. Mosley (4)	214,148	441,879	351,208	—	—
Edward J. Zander	59,493	—	—	5,146	—
Stephanie Tilenius	16,605	—	—	5,146	—
Secretary

Katherine E. Schuelke (5)	5,304	53,034	57,646	36,382	—

(1)	All interests declared are in the ordinary shares of $0.00001 par value of Seagate Technology plc.
(2)	Mr. Luczo’s interests held as at 28 June 2019 excludes 14,221 unvested awards that contain certain performance and market conditions.
(3)	Mr. Haggart is a Partner at ValueAct Capital and he relinquishes all cash and equity compensation received for service on the board to ValueAct Capital.
(4)	Dr. Mosley’s interests held as at 28 June 2019 excludes 457,475 unvested awards that contain certain performance and market conditions.
(5)	Ms. Schuelke’s interests held as at 28 June 2019 excludes 11,315 unvested awards that contain certain performance and market conditions.

Details of directors’ and secretary’s interests in the ordinary shares of Seagate Technology plc as at 29 June 2018 or subsequent date of appointment, were as follows:

	Interests held as at 29 June 2018(1)
Director	Shares	Vested options	Unvested options	Restricted share units	Restricted shares

Stephen J. Luczo (2)	1,399,827	253,263	68,721	210,017	—
Mark W. Adams	3,500	—	—	8,094	—
Judy Bruner (3)	—	—	—	5,285	—
Michael R. Cannon	22,119	—	—	8,094	—
Mei-Wei Cheng	16,162	—	—	8,094	—
William T. Coleman	9,920	—	—	8,094	—
Jay L. Geldmacher	4,240	—	—	8,094	—
Dylan Haggart (3)	—	—	—	5,285	—
Dr. William D. Mosley (4)	175,204	259,987	391,315	—	—
Dr. Chong Sup Park	27,347	—	—	8,094	—
Edward J. Zander	54,313	—	—	8,094	—
Stephanie Tilenius	11,425	—	—	8,094	—
Secretary

Katherine E. Schuelke	317	—	110,680	27,670	—

(1)	All interests declared are in the ordinary shares of $0.00001 par value of Seagate Technology plc.
(2)	Mr. Luczo’s interests held as at 29 June 2018 excludes 141,762 unvested awards that contain certain performance and market conditions.
(3)	Ms. Bruner and Mr. Haggart’s interests held at the date of appointment consisted of 5,285 restricted share units each.
(4)

Dr. Mosley’s interests held at the date of appointment consisted of 152,965 ordinary shares, 145,865 vested options, 252,249 unvested options and 254,146 unvested awards that contain certain performance and market conditions. Dr. Mosley’s interests held as at 29 June 2018 excludes 395,315 unvested awards that contain certain performance and market conditions.

The directors and the company secretary had no interests in any other group company as required to be disclosed in accordance with Section 329 of the Companies Act 2014.

REPURCHASES OF SHARES

The following table sets forth information with respect to repurchases of the Company’s ordinary shares during fiscal years 2019 and 2018 pursuant to the share repurchase program. Shares repurchased are redeemed and cancelled immediately by the Company and no shares were held by the Company at 28 June 2019 and 29 June 2018.

(US Dollars and shares in millions)	Number of Shares Repurchased	Nominal Value	Consideration Paid
Repurchased, redeemed and cancelled in fiscal year 2018	11	$—	$384
Repurchased, redeemed and cancelled in fiscal year 2019	22	$—	$994

IMPORTANT EVENTS SINCE THE PERIOD END

Dividends

On 30 July 2019, our Board of Directors declared a quarterly cash dividend of $0.63 per share, which will be payable on 9 October 2019 to shareholders of record as of the close of business on 25 September 2019.

Sale of Certain Property

In July 2019, the Company sold certain property in Asia previously classified as held for sale land and building of $23 million at 28 June 2019. No additional impairment loss or gain will be incurred in the first quarter of fiscal year 2020.

POLITICAL DONATIONS

During the year ended 28 June 2019 and 29 June 2018 the Company made no political donations.

BRANCHES OUTSIDE THE STATE

As required to be disclosed in accordance with Section 326 of the Companies Act 2014, the group has established branches, within the meaning of European Communities Council Directive 89/666/EEC in Brazil, China, Russia, Singapore, Northern Ireland (Springtown) and India.

ACCOUNTING RECORDS

The directors are responsible for ensuring that adequate accounting records, as outlined in Sections 281 to 285 of the Companies Act 2014, are kept by the Company. To achieve this, the directors have appointed experienced bookkeepers who are professionally qualified, who report to the Chief Financial Officer and ensure that the requirements of Sections 281 to 285 of the Companies Act 2014 are complied with.

The books and accounting records are maintained at the Company’s principal accounting offices at 10200 South De Anza Boulevard, Cupertino, California, United States of America, and are open at all reasonable times to inspection by the directors. Accounts and returns relating to the business dealt with in the accounting records are kept in order to disclose with reasonable accuracy the assets, liabilities, financial position and profit or loss of the Company. These records are returned to the Company’s registered office at intervals not exceeding six months.

DISCLOSURE OF INFORMATION TO THE AUDITOR

The directors believe that they have taken all steps necessary to make themselves aware of any “relevant audit information” (as defined in Section 330(2) of the Companies Act 2014) and have established that the group’s statutory auditor are aware of that information. In so far as they are aware, there is no relevant audit information of which the group’s statutory auditor are unaware.

AUDIT COMMITTEE

In accordance with Section 167(3) of the Companies Act 2014, the group has established an Audit Committee with responsibility for oversight of the financial reporting process, the audit process, the system of internal controls and compliance with laws and regulations.

STATEMENT OF DIRECTORS’ RESPONSIBILITIES

Company law in the Republic of Ireland requires the Directors to prepare financial statements for each financial year which give a true and fair view of the state of the assets, liabilities and financial position of the Parent Company and of the group and of the profit or loss of the group for that period.

In preparing the financial statements of the group, the Directors are required to:

•	select suitable accounting policies and then apply them consistently;

•	make judgments and estimates that are reasonable and prudent;

•

comply with applicable US generally accepted accounting principles to the extent that the use of US generally accepted accounting principles does not contravene any provision of the Companies Act 2014, subject to any material departures disclosed and explained in the financial statements; and

•	prepare the financial statements on the going concern basis unless it is inappropriate to presume that the group will continue in business

The considerations set out above for the group are also required to be addressed by the Directors in preparing the financial statements of the Parent Company (which are set out on pages A-95 to A-97), in respect of which the applicable Irish law and accounting standards are those which are generally accepted in the Republic of Ireland.

The Directors have elected to prepare the Parent Company’s financial statements in accordance with accounting standards issued by the Financial Reporting Council, including FRS 102 The Financial Reporting Standard applicable in the UK and Republic of Ireland (Generally Accepted Accounting Practice in Ireland).

The Directors are responsible for keeping accounting records which disclose with reasonable accuracy the assets, liabilities, financial position and profit and loss of the Parent Company and which enable them to ensure that the financial statements of the group are prepared in accordance with applicable US generally accepted accounting principles and comply with the provisions of the Companies Acts 2014. They are also responsible for safeguarding the assets of the group and hence for taking reasonable steps for the prevention and detection of fraud and other irregularities.

Under company law, the Directors must not approve the financial statements unless they are satisfied that they give a true and fair view of the assets, liabilities and financial position, of the group and parent company as at the end of the financial year, and the profit or loss for the group for the financial year, and otherwise comply with the Companies Act 2014.

As required by Section 225 (2) of the Companies Act 2014, the directors acknowledge that they are responsible for securing the Company’s compliance with its “relevant obligations” (as defined in Section 225 of Companies Act 2014). The directors further confirm that a compliance policy statement has been drawn up in accordance with Section 225(3)(a) of the Companies Act 2014, and that appropriate arrangements and structures have been put in place that are, in the directors’ opinion, designed to secure material compliance with the relevant obligations. A review of those arrangements and structures has been conducted in the financial year to which this report relates.

AUDITOR

Ernst & Young, Chartered Accountants, have expressed their willingness to continue in office in accordance with the Section 383(2) of the Companies Act 2014.

Approved by the Board of Directors and signed on its behalf on 23 August 2019

/s/ WILLIAM D. MOSLEY	/s/ JUDY BRUNER
William D. Mosley	Judy Bruner

INDEPENDENT AUDITOR’S REPORT TO THE MEMBERS OF SEAGATE TECHNOLOGY PLC

Report on the audit of the financial statements

Opinion

We have audited the financial statements of Seagate Technology plc (the ‘parent company’) and its subsidiaries (the ‘group’) for the year ended 28 June 2019 which comprise the Consolidated Profit and Loss Account, the Consolidated Statement of Comprehensive Income, the Consolidated Balance Sheet, the Consolidated Statement of Cash Flows, the Parent Company Statement of Comprehensive Income, the Parent Company Statement of Financial Position, the Parent Company Statement of Changes in Equity, the related notes 1 to 20 in respect of the consolidated financial statements and the related notes 1 to 10 in respect to the parent company financial statements, including a summary of significant accounting policies set out in note 1. The financial reporting framework that has been applied in the preparation of the consolidated financial statements is Irish law and US Generally Accepted Accounting Principles (US GAAP), as defined in section 279 of Part 6 of the Companies Act 2014, to the extent that the use of those principles in the preparation of the financial statements does not contravene any provision of that Part of the Companies Act 2014. The financial reporting framework that has been applied in the preparation of the parent company financial statements is applicable Irish law and accounting standards issued by the Financial Reporting Council (Generally Accepted Accounting Practice in Ireland), including FRS 102 The Financial Reporting Standard applicable in the UK and Republic of Ireland.

In our opinion:

•

the consolidated financial statements give a true and fair view of the assets, liabilities and financial position of the group as at 28 June 2019 and of the profit for the group for the year then ended, and have been properly prepared in accordance with US Generally Accepted Accounting Principles (US GAAP), as defined in section 279 of Part 6 of the Companies Act 2014, to the extent that the use of those principles in the preparation of the financial statements does not contravene any provision of that Part of the Companies Act 2014;

•

the parent company statement of financial position gives a true and fair view of the assets, liabilities and financial position of the parent company as at 28 June 2019, and has been properly prepared in accordance with Irish GAAP, including FRS 102 The Financial Reporting Standard applicable in the UK and Republic of Ireland; and

•	the consolidated financial statements and parent company financial statements have been properly prepared in accordance with the requirements of the Companies Act 2014.

Basis for opinion

We conducted our audit in accordance with International Standards on Auditing (Ireland) (ISAs (Ireland)) and applicable law. Our responsibilities under those standards are described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the group and the parent company in accordance with ethical requirements that are relevant to our audit of financial statements in Ireland, including the Ethical Standard issued by the Irish Auditing and Accounting Supervisory Authority (IAASA) as applied to listed entities and we have fulfilled our other ethical responsibilities in accordance with these requirements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Conclusions relating to going concern

We have nothing to report in respect of the following matters, in relation to which ISAs (Ireland) require us to report to you where:

•	the directors’ use of the going concern basis of accounting in the preparation of the financial statements is not appropriate; or

•

the directors have not disclosed in the financial statements any identified material uncertainties that may cast significant doubt about the group’s and parent company’s ability to continue to adopt the going concern basis of accounting for a period of at least twelve months from the date when the financial statements are authorized for issue.

Key audit matters

Key audit matters are those matters that, in our professional judgment, were of most significance in our audit of the financial statements of the current period and include the most significant assessed risks of material misstatement (whether or not due to fraud) that we identified, including those which had the greatest effect on: the overall audit strategy, the allocation of resources in the audit; and directing the efforts of the engagement team. These matters were addressed in the context of our audit of the financial statements as a whole, and in forming our opinion thereon, and we do not provide a separate opinion on these matters.

Description of the matter	How we addressed the matter in our opinion	Key observations communicated to the Audit Committee

Revenue recognition - Sales incentive  program rebates and discounts

Refer to the Accounting policies (page A-56); and Note 3 of the Consolidated Financial Statements (page A-65).

Reported revenue is a key financial statement metric of higher importance to users of the consolidated financial statements. As disclosed in note 1 Basis of Presentation and Summary of Significant Accounting Policies, revenue is measured taking into account sales incentive program rebates and price protection discounts earned by customers on the group’s sales to original equipment manufacturers, distributors and retailers. Revenue is recognised when the criteria in Accounting Standards Codification Topic 606 (ASC 606) have been met, including upon the transfer of control to customers in an amount that reflects the consideration the Company expects to receive in exchange for those products, net of sales tax. There are varying levels of judgment in the calculation of sales program rebates and discounts, including estimating the number of products qualifying for the same and the level of customer attainment of available incentive rebates.

Higher levels of judgment are required to estimate future price erosion for quantities of inventory to be sold by the group’s distributor to customers in future periods, which could have a material impact on the financial statements. There is a risk that revenue may be overstated because of fraud resulting from the existence of undisclosed special terms or side agreements or other customer compensatory elements resulting from management feeling the pressure to meet performance targets at the period end, which are not accounted for in the financial statements.

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the completeness and accuracy of sales program rebates and discounts computations, and correct timing of revenue recognition.

To test revenue recognition and the sales incentive program rebates and discounts, our audit procedures included, among others:

•  Inspecting significant new sales contracts and agreements to evaluate whether revenue was appropriately recognized,

•  On a sample basis, directly confirming sales terms and conditions with the group’s customers to test the occurrence, measurement and completeness of customer sales,

•  On a sample basis, inspecting employee sales certifications and inquiring directly to employees on a sample basis as to their knowledge of special terms or side agreements,

•  Testing the approval of sales program rebate and discount offerings to customers,

•  On a sample basis, obtaining confirmation of ending on hand inventory at distributors/retailers used to compute customer sale program accruals

•  Performing a retrospective review of sales program accrual movements by comparing prior period accruals to the actual usage of the accruals in subsequent periods,

•  Inspecting credit notes issued after year-end to determine that revenue was recorded in the period that revenue recognition would be required in accordance with US GAAP.

Our observations included an outline of the range of audit procedures performed and a summary of the results.

We provided our assessment of the critical accounting estimates used in the sales program accrual, including estimated future price erosion.

Description of the matter	How we addressed the matter in our opinion	Key observations communicated to the Audit Committee

Deferred income taxes Refer to the Accounting policies (page A-57) and Note 7 of the Consolidated Financial Statements (pages A-71 to A-74).

As disclosed by the group in note 7 Income Taxes, at 28 June 2019 and 29 June 2018, the group has gross deferred tax assets of $1,583 million and $1,668 million, partially offset by a valuation allowance of $460 million and $1,221 million, respectively.

The group operates across a number of income tax jurisdictions and undertakes a high level of cross-border transactions. The group also has significant recognised and unrecognised deferred tax assets in respect of tax losses in its US income tax jurisdiction. Deferred income tax positions were significant to our audit because the assessment process, which includes forecasting future taxable profits in the US, involves inherent uncertainty, is complex, and the amounts involved are material to the financial statements as a whole.

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the Company’s deferred income taxes.

To test deferred income taxes, we performed, amongst other procedures, audit procedures on the completeness and accuracy of the amounts recognized as deferred income tax expense, including reviewing correspondence with tax authorities and the evaluation of tax exposures. In addition, in respect of deferred tax assets, we assessed and tested the group’s analysis and assumptions supporting the probability that deferred tax assets recognized in the consolidated balance sheet will be recovered through taxable income in future years. As part of our procedures, we inspected and tested, among other things, management’s budgets, forecasts and assessments of the impact of tax laws on deferred income taxes. In addition, we assessed the historical accuracy of management’s assumptions by comparing prior period forecasts to actual current period results. In conducting our procedures, we involved local and international tax specialists to analyze the group’s tax positions and to test the assumptions used to determine tax positions. We further assessed the adequacy of the disclosure in Note 7 of the consolidated financial statements.

Our observations included our assessment of the valuation allowance in light of current budget and forecasts, open tax authority examinations periods, transfer-pricing and other country matters.

Provisions for product warranties

Refer to the Accounting policies (page A-56); and Note 16 of the Consolidated Financial Statements (page A-90).

As disclosed by the group in note 16 Guarantees, at 28 June 2019 and 29 June 2018 the provisions for product warranties amounted to $195 million and $237 million, respectively.

The group issues various types of product warranties under which the performance of products delivered is generally guaranteed for a certain period or term. The reserve for product warranties includes estimates regarding product failure rates, the timing of returns during the warranty period, and the cost to repair or replace products under warranty. We focused on this area because changes in these estimates and assumptions can materially affect the levels of provisions recorded in the consolidated financial statements due to the higher estimation uncertainty around the group’s product return rates.

We obtained an understanding, evaluated the design and tested the operating effectiveness of controls over the Company’s process for recording product warranties, including controls over management’s review of the significant assumptions described above.

To test the accrual for product warranties, our audit procedures included, among others, evaluating and testing the basis for the assumptions developed and used in the determination of the warranty provisions by performing retrospective reviews of the prior return rates used by the group and any changes to current rates, performing sensitivity analyses to evaluate the impact of changes to the warranty provision based on changes in product return rates, and testing the validity, completeness and accuracy of the data used in the calculations. This included testing, on a sample basis, the historical product return and current period shipments data used by the group in the warranty provision calculation, and comparison to relevant available industry data. We further assessed the adequacy of the disclosure in Note 16 of the consolidated financial statements.

Our observations included our assessment of the reasonableness of the judgement and estimates used in the calculation of the warranty accrual and the risk around overreliance on historical trends amidst dynamically changing market and installed base conditions.

In the prior year, our auditor’s report included a key audit matter in relation to an investment in debt security. In the current year, this is no longer considered a key audit matter as the investment was redeemed during 2019.

Our application of materiality

We apply the concept of materiality in planning and performing the audit, in evaluating the effect of identified misstatements on the audit and in forming our audit opinion.

Materiality

The magnitude of an omission or misstatement that, individually or in the aggregate, could reasonably be expected to influence the economic decisions of the users of the financial statements. Materiality provides a basis for determining the nature and extent of our audit procedures.

We determined materiality for the group to be $69 million (2018: $70 million), which is approximately 5% (2018: 5%) of group profit before tax. We believe that profit before tax is a key performance indicator for the group. We therefore considered profit before tax to be the most appropriate performance metric on which to base our materiality calculation as we consider it to be the most relevant performance measure to the stakeholders of the group. During the course of our audit, we reassessed initial materiality and the only change in final materiality was to reflect the actual reported performance of the group in the year.

Performance materiality

Performance materiality is the application of materiality at the individual account or balance level. It is set at an amount to reduce to an appropriately low level the probability that the aggregate of uncorrected and undetected misstatements exceeds materiality.

On the basis of our risk assessments, together with our assessment of the group’s overall control environment, our judgement was that performance materiality should be set at 75% (2018: 75%) of our planning materiality, namely $52 million (2018: $52 million). We have set performance materiality at this percentage due to our past history of a low number of misstatements, our ability to assess the likelihood of misstatements, both corrected and uncorrected, the effectiveness of the control environment and other factors affecting the entity and its financial reporting.

Audit work at component locations for the purpose of obtaining audit coverage over significant financial statement accounts is undertaken based on a percentage of total performance materiality. The performance materiality set for each component is based on the relative scale and risk of the component to the group as a whole and our assessment of the risk of misstatement at that component.

In the current year, the range of performance materiality allocated to components was $10 million to $42 million (2018: $10 million to $42 million).

Reporting threshold

Reporting Threshold is the amount below which identified misstatements are considered as being clearly trivial.

We agreed with the Audit Committee that we would report to them all uncorrected audit differences in excess of $3.5 million (2018: $3.5 million), which is set at approximately 5% of planning materiality, as well as differences below that threshold that, in our view, warranted reporting on qualitative grounds.

We evaluate any uncorrected misstatements against both the quantitative measures of materiality discussed above and in light of other relevant qualitative considerations in forming our opinion.

An overview of the scope of our audit report

Tailoring the scope

Our assessment of audit risk, our evaluation of materiality and our allocation of performance materiality determine our audit scope for each entity within the Group. Taken together, this enables us to form an opinion on the consolidated financial statements. We take into account size, risk profile, the organisation of the group and effectiveness of group wide controls, changes in the business environment and other factors such as recent Internal audit results when assessing the level of work to be performed at each entity.

In assessing the risk of material misstatement to the consolidated financial statements, and to ensure we had adequate quantitative coverage of significant accounts in the financial statements, we selected 9 components covering entities across the Americas, Asia and Europe, which represent the principal business units within the group.

Of the 9 components selected, one was characterised as all US locations for which we performed an audit of the complete financial information (‘full scope component’) which was selected based on its size or risk characteristics. For the remaining 8 components (‘specific scope components’), we performed audit procedures on specific accounts within that component that we considered had the potential for the greatest impact on the significant accounts in the financial statements either because of the size of these accounts or their risk profile.

The reporting components where we performed audit procedures accounted for 97% (2018: 98%) of the group’s profit before tax, 100% (2018: 100%) of the group’s revenue and 96% (2018: 99%) of the group’s total assets.

Revenue recognition, including our procedures to address Sales incentive program rebates and discounts, a key audit matter, was subject to full audit procedures in each of the full and specific scope locations with significant revenue streams. For the current year, the full scope component contributed 74% (2018: 59%) of the group’s profit before tax, 47% (2018: 37%) of the group’s revenue and 72% (2018: 74%) of the group’s total assets. The specific scope components contributed 23% (2018: 39%) of the group’s profit before tax, 53% (2018: 63%) of the group’s revenue and 27% (2018: 25%) of the group’s total assets. The audit scope of these components may not have included testing of all significant accounts of the component but will have contributed to the coverage of significant risks tested for the group.

The remaining components together represent 4% (2018: 2%) of the group’s profit before tax and therefore none are individually greater than 5% of profit before tax used to establish materiality. For these components, we performed other procedures, including analytical review, testing of consolidation journals and intercompany eliminations and foreign currency translation recalculations to respond to any potential risks of material misstatement to the consolidated financial statements.

Involvement with component teams

In establishing our overall approach to the group audit, we determined the type of work that needed to be undertaken at each of the components by us, EY Dublin, as the primary audit engagement team, or by component auditors from other EY global network firms operating under our instruction. For all components we determined the appropriate level of involvement to enable us to determine that sufficient audit evidence had been obtained as a basis for our opinion on the group as a whole. The primary team interacted with the component team where appropriate during various stages of the audit, reviewed key working papers and were responsible for the scope and direction of the audit process. This, together with the additional procedures performed at a group level, gave us appropriate evidence for our opinion on the consolidated financial statements.

Other information

The directors are responsible for the other information. The other information comprises the information included in the annual report other than the financial statements and our auditor’s report thereon. Our opinion on the financial statements does not cover the other information and, except to the extent otherwise explicitly stated in our report, we do not express any form of assurance conclusion thereon.

In connection with our audit of the financial statements, our responsibility is to read the other information and, in doing so, consider whether the other information is materially inconsistent with the financial statements or our knowledge obtained in the audit or otherwise appears to be materially misstated. If we identify such material inconsistencies or apparent material misstatements, we are required to determine whether there is a material misstatement in the financial statements or a material misstatement of the other information. If, based on the work we have performed, we conclude that there is a material misstatement of this other information, we are required to report that fact.

We have nothing to report in this regard.

Opinions on other matters prescribed by the Companies Act 2014

In our opinion, based solely on work undertaken in the course of the audit:

•

the information given in the directors’ report, other than those parts dealing with the non-financial statement pursuant to the requirements of S.I. No. 360/2017 on which we are not required to report, for the financial year for which the statutory financial statements are prepared is consistent with the statutory financial statements in respect of the financial year concerned; and

•

the directors’ report, other than those parts dealing with the non-financial statement pursuant to the requirements of S.I. No. 360/2017 on which we are not required to report, has been prepared in accordance with the applicable legal requirements.

We have obtained all the information and explanations which we consider necessary for the purposes of our audit.

In our opinion the accounting records of the parent company were sufficient to permit the financial statements to be readily and properly audited and the parent company statement of financial position is in agreement with the accounting records.

Matters on which we are required to report by exception

Based on the knowledge and understanding of the Group and its environment obtained in the course of the audit, we have not identified material misstatements in the directors’ report. We are not required to report on the non-financial statement, which is included within the director’s report, pursuant to the requirements of S.I. No. 360/2017.

We have nothing to report in respect of Section 305 to 312 of the Companies Act 2014 which required us to report to you if, in our opinion, the disclosures of directors’ remuneration and transactions specified by law are not made.

Respective responsibilities

Responsibilities of directors for the financial statements

As explained more fully in the directors’ responsibilities statement set on page A-43, the directors are responsible for the preparation of the financial statements and for being satisfied that they give a true and fair view, and for such internal control as they determine is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements, the directors are responsible for assessing the group and parent company’s ability to continue as going concerns, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless management either intends to liquidate the group or the parent company or to cease operations, or has no realistic alternative but to do so.

Auditor’s responsibilities for the audit of the financial statements

Our objectives are to obtain reasonable assurance about whether the financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor’s report that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with ISAs (Ireland) will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

A further description of our responsibilities for the audit of the financial statements is located on the IAASA’s website at: http://www.iaasa.ie/getmedia/b2389013-1cf6-458b-9b8f-a98202dc9c3a/Description_of_auditors_responsiblities_for_audit.pdf. This description forms part of our auditor’s report.

The purpose of our audit work and to whom we owe our responsibilities

Our report is made solely to the parent company’s members, as a body, in accordance with section 391 of the Companies Act 2014. Our audit work has been undertaken so that we might state to the parent company’s members those matters we are required to state to them in an auditor’s report and for no other purpose. To the fullest extent permitted by law, we do not accept or assume responsibility to anyone other than the parent company and the parent company’s members as a body, for our audit work, for this report, or for the opinions we have formed.

Dermot Daly

For and on behalf of Ernst & Young

Chartered Accountants and Statutory Audit Firm

Dublin

23 August 2019

SEAGATE TECHNOLOGY PLC

CONSOLIDATED PROFIT AND LOSS ACCOUNT

		Fiscal Years Ended
(US Dollars in millions except per share data)	Note	28 June 2019	29 June 2018
Revenue	3	$10,390	$11,184
Cost of revenue		7,458	7,820

Gross profit		2,932	3,364

Product development		991	1,026
Marketing and administrative		453	562
Amortization of intangibles	4	23	53
Restructuring and other, net	5	(22)	89

		1,445	1,730

Operating earnings		1,487	1,634

Interest income		84	38
Interest expense		(224)	(236)
Other income and charges, net		25	(18)

Income before taxes		1,372	1,418
Income tax (benefit) expense	7	(640)	236

Net income		$2,012	$1,182

Net income per share:
Basic	12	$7.13	$4.10
Diluted	12	7.06	4.05
Number of shares used in per share calculations (in millions):
Basic	12	282	288
Diluted	12	285	292

SEAGATE TECHNOLOGY PLC

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

	Fiscal Years Ended
(US Dollars in millions)	28 June 2019	29 June 2018
Net income	$2,012	$1,182
Other comprehensive income (loss), net of tax:
Cash flow hedges
Change in net unrealized (loss) on cash flow hedge	—	—
Less: reclassification for amounts included in net income	—	—

Net change	—	—

Marketable securities
Change in net unrealized gain (loss) on available-for-sale debt securities	—	—
Less: reclassification for amounts included in net income	—	—

Net change	—	—

Post-retirement plans
Change in unrealized (loss) gain on post-retirement plans	(16)	1
Less: reclassification for amounts included in net income	—	—

Net change	(16)	1

Foreign currency translation adjustments	(2)	—

Total other comprehensive (loss) income, net of tax	(18)	1

Comprehensive income	$1,994	$1,183

SEAGATE TECHNOLOGY PLC

CONSOLIDATED BALANCE SHEET

(US Dollars in millions)	Note	28 June 2019	29 June 2018

ASSETS
Fixed assets:
Goodwill	4	$1,237	$1,237
Intangible assets	4	111	188
Tangible assets	2	1,890	1,816
Investment in debt security	9	—	1,275
Financial assets	9	121	118

		3,359	4,634
Current assets:
Inventories	2	970	1,053
Trade debtors	2	989	1,184
Other debtors - amounts falling due within one year	2	163	196
Cash and cash equivalents	2	2,220	1,853

		4,342	4,286
Other debtors - amounts falling due after one year	2	1,184	490

Total Assets		$8,885	$9,410

LIABILITIES AND EQUITY
Capital and reserves:
Share capital	10	$—	$—
Share premium	10	3,888	5,708
Other reserves	10	734	653
Profit and loss account	10	(2,460)	(4,696)

		2,162	1,665
Provisions for liabilities:
Taxation	7	50	31
Other provisions	2	225	279

		275	310
Creditors - amounts falling due within one year:
Debt	6	—	499
Trade creditors		1,420	1,728
Other creditors	2	679	811

		2,099	3,038
Creditors - amounts falling due after one year:
Debt	6	4,253	4,320
Other creditors		96	77

Total Liabilities		$8,885	$9,410

Approved by the Board of Directors and signed on its behalf on 23 August 2019

/s/ WILLIAM D. MOSLEY	/s/ JUDY BRUNER
William D. Mosley	Judy Bruner

SEAGATE TECHNOLOGY PLC

CONSOLIDATED STATEMENT OF CASH FLOWS

	Fiscal Years Ended
(US Dollars in millions)	28 June 2019	29 June 2018
OPERATING ACTIVITIES
Net income	$2,012	$1,182
Adjustments to reconcile net income to net cash from operating activities:
Depreciation and amortization	541	598
Share-based compensation	99	112
Impairment of other long-lived assets	3	—
Deferred income taxes	(690)	193
Other non-cash operating activities, net	(97)	(11)
Changes in operating assets and liabilities:
Trade debtors	204	16
Inventories	80	(71)
Trade creditors	(268)	65
Accrued employee compensation	(84)	16
Accrued expenses, income taxes and warranty	(81)	(46)
Other assets and liabilities	42	59

Net cash provided by operating activities	1,761	2,113

INVESTING ACTIVITIES
Acquisition of tangible assets	(602)	(366)
Proceeds from the sale of assets	144	71
Proceeds from settlement of foreign currency forward exchange contracts	29	—
Purchase of debt security	—	(1,279)
Proceeds from redemption of debt security	1,283	—
Purchases of investments	(18)	—
Proceeds from sale of investments	10	—
Other investing activities, net	—	(14)

Net cash provided by (used in) investing activities	846	(1,588)

FINANCING ACTIVITIES
Redemption and repurchase of debt	(819)	(214)
Dividends to shareholders	(713)	(726)
Repurchases of ordinary shares	(963)	(361)
Taxes paid related to net share settlement of equity awards	(31)	(23)
Net proceeds from issuance of long-term debt	245	—
Proceeds from issuance of ordinary shares under employee stock plans	69	113

Net cash used in financing activities	(2,212)	(1,211)

Effect of foreign currency exchange rate changes on cash, cash equivalents and restricted cash	(1)	—

Increase (decrease) in cash, cash equivalents and restricted cash	394	(686)
Cash, cash equivalents and restricted cash at the beginning of the year	1,857	2,543

Cash, cash equivalents and restricted cash at the end of the year	$2,251	$1,857

Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$223	$237
Cash paid for income taxes, net of refunds	$39	$43

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

1. Basis of Presentation and Summary of Significant Accounting Policies

Organization

Seagate Technology plc became the parent company in the Seagate group following a reorganization that took place in 2010.

This transaction was accounted for in these consolidated financial statements as a merger between entities under common control; accordingly, the historical consolidated financial statements of Seagate Technology for periods prior to this transaction are considered to be the historical consolidated financial statements of Seagate Technology plc. No changes in consolidated assets or liabilities resulted from this transaction, other than Seagate Technology plc has provided a guarantee of amounts due under certain borrowing arrangements as described in Note 6. See Note 10 for a discussion of the capital structure of Seagate Technology plc.

The Company is incorporated in Ireland. The Company’s registration number is 480010 and its registered address is 38/39 Fitzwilliam Square, Dublin 2, Ireland D02 NX53.

Accounting convention and basis of preparation of financial statements

In the Notes to the Consolidated Financial Statements, unless the context indicates otherwise, as used herein, the terms “Seagate” and the “Company” refer to the Seagate group.

The directors have elected to prepare the consolidated financial statements of Seagate Technology plc (the “Company”) in accordance with Section 279 of the Companies Act 2014, which provides that a true and fair view of the state of the assets, liabilities, financial position and profit or loss may be given by preparing the financial statements in accordance with US accounting standards, as such term is defined in Section 279(1) of the Companies Act 2014 (“US GAAP”), to the extent that the use of those principles in the preparation of the financial statements does not contravene any provision of Part 6 of the Companies Act 2014. In producing consolidated financial statements at this level, the Company has taken advantage of the audit exemption for certain of its UK subsidiaries by virtue of s479A of UK Companies Act 2006, see “Note 20. Subsidiary Undertakings” for further detail.

These financial statements therefore are prepared in accordance with Irish Company Law, to present to the shareholders of the Company and file with the Companies Registration Office in Ireland. Accordingly, these consolidated financial statements include presentation and additional disclosures required by the Companies Act 2014 in addition to those disclosures required under US GAAP.

In addition, in these financial statements, terminology typically utilized in a set of US GAAP financial statements has been retained for the benefit of those users of these financial statements who also access the Company’s US GAAP financial statements as filed with the US Securities and Exchange Commission on Form 10-K, rather than utilizing the terminology set out under Irish Company Law. Accordingly, references to revenue, cost of revenue, interest income, interest expense, income tax expense and net income have the same meaning as references to turnover, cost of sales, other interest receivable and similar income, interest payable and similar charges, tax on profit on ordinary activities and profit on ordinary activities after taxation under Irish Company Law. Additionally, references to Other comprehensive income (loss) (OCI) refer to a component of Other reserves.

Basis of Presentation and Consolidation

The consolidated financial statements include the accounts of the Company and all its wholly-owned and majority-owned subsidiaries, after elimination of intercompany transactions and balances.

The preparation of financial statements in accordance with US generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Company’s consolidated financial statements and accompanying notes. Actual results could differ materially from those estimates. The methods, estimates and judgments the Company uses in applying its most critical accounting policies have a significant impact on the results the Company reports in its consolidated financial statements.

The Company operates and reports financial results on a fiscal year of 52 or 53 weeks ending on the Friday closest to 30 June. Accordingly, fiscal years 2019 and 2018 were comprised of 52 weeks and ended on 28 June 2019 and 29 June 2018, respectively. All references to years in these Notes to Consolidated Financial Statements represent fiscal years unless otherwise noted. Fiscal year 2020 will be comprised of 53 weeks and will end on 3 July 2020. Fiscal year 2026 will also be comprised of 53 weeks and will end on 3 July 2026.

Summary of Significant Accounting Policies

Cash and Cash Equivalents. The Company considers all highly liquid investments with a remaining maturity of 90 days or less at the time of purchase to be cash equivalents. Cash equivalents are carried at cost, which approximates fair value.

Restricted Cash and Cash Equivalents. Restricted cash and cash equivalents represent cash and cash equivalents that are restricted as to withdrawal or use for other than current operations.

Short-Term Investments. The Company has short-term investments that are primarily comprised of money market funds, time deposits and certificates of deposits. The Company has classified its marketable securities as available-for-sale and they are stated at fair value with unrealized gains and losses included in Accumulated other comprehensive loss, which is a component of Shareholders’ Equity. The Company evaluates the available-for sale securities in an unrealized loss position for other-than- temporary impairment. Realized gains and losses are included in Other, net on the Company’s Consolidated Profit and Loss Account. The cost of securities sold is based on the specific identification method.

Allowances for Doubtful Accounts. The Company maintains allowances for uncollectible accounts receivable based upon expected collectability. This reserve is established based upon historical trends, global macroeconomic conditions and an analysis of specific exposures. The provision for doubtful accounts is recorded as a charge to Marketing and administrative expense on the Company’s Consolidated Profit and Loss Account.

Inventories. Inventories are valued at the lower of cost (using the first-in, first-out method) and net realizable value. Net realizable value is based upon the estimated selling prices in the ordinary course of business, less reasonably predictable costs of completion, disposal and transportation. Adjustments to reduce cost of inventories to its net realizable value are made, if required, for estimated excess or obsolescence determined primarily by future demand forecasts.

Tangible Assets. Tangible assets are stated at cost. Equipment and buildings are depreciated using the straight-line method over the estimated useful lives of the assets. Leasehold improvements are amortized using the straight-line method over the shorter of the estimated life of the asset or the remaining term of the lease. The costs of additions and substantial improvements to tangible assets, which extend the economic life of the underlying assets, are capitalized. The cost of maintenance and repairs to tangible assets are expensed as incurred.

Goodwill. Irish Company law requires that goodwill is written off over a period of time which does not exceed its useful economic life. However, the Company does not believe this gives a true and fair view because not all goodwill declines in value. In addition, since goodwill that does decline in value rarely does so on a straight-line basis, straight-line amortization of goodwill over an arbitrary period does not reflect the economic reality. Consistent with US GAAP, Seagate considers goodwill an indefinite- lived intangible asset that is not amortized over an arbitrary period. Rather, the Company accounts for goodwill in accordance with Accounting Standards Codification (“ASC”) Topic 350 (“ASC 350”), Intangibles - Goodwill and Other. Therefore in order to present a true and fair view of the economic reality under US GAAP, goodwill is considered indefinite-lived and is not amortized. The Company is not able to reliably estimate the impact on the financial statements of the true and fair override on the basis that the useful economic life of goodwill cannot be predicted with a satisfactory level of reliability nor can the pattern in which goodwill diminishes be known. The Company performs a qualitative assessment in the fourth quarter of each year, or more frequently if indicators of potential impairment exist, to determine if any events or circumstances exist, such as an adverse change in business climate or a decline in the overall industry that would indicate that it would more likely than not reduce the fair value of a reporting unit below its carrying amount, including goodwill. If it is determined in the qualitative assessment that the fair value of a reporting unit is more likely than not below its carrying amount, including goodwill, then the Company will perform a quantitative impairment test. The quantitative goodwill impairment test is performed by comparing the fair value of a reporting unit with its carrying amount. Any excess in the carrying value of a reporting unit’s goodwill over its fair value is recognized as an impairment loss, limited to the total amount of goodwill allocated to that reporting unit.

Other Long-lived Assets. The Company tests other long-lived assets, including tangible assets and other intangible assets subject to amortization, for recoverability whenever events or changes in circumstances indicate that the carrying value of those assets may not be recoverable. The Company performs a recoverability test to assess the recoverability of an asset group. If the recoverability test indicates that the carrying value of the asset group is not recoverable, the Company will estimate the fair value of the asset group and the excess of the carrying value over the fair value is allocated pro rata to derive the adjusted carrying value of assets in the asset group. The adjusted carrying value of each asset in the asset group is not reduced below its fair value.

The Company tests other intangible assets not subject to amortization whenever events occur or circumstances change, such as declining financial performance, deterioration in the environment in which the entity operates or deteriorating macroeconomic conditions that have a negative effect on future expected earnings and cash flows that could affect significant inputs used to determine the fair value of the indefinite-lived intangible asset.

Investment in Debt Security and Payment-in-Kind (“PIK”) Income. The Company had a debt investment in non-convertible preferred stock of Toshiba Memory Holdings Corporation (“TMHC”, formerly known as “K.K. Pangea”) that was fully redeemed by TMHC in June 2019. The Company classified the investment as held-to-maturity as it had the positive intent and ability to hold the security until maturity. This held-to-maturity investment was carried at amortized cost and recorded as Investment in debt security on the Consolidated Balance Sheets.

Transaction costs incurred by the Company to acquire this investment were capitalized and amortized as a reduction of interest income on the Consolidated Profit and Loss Account over the respective term of the investment. The investment contained a PIK income provision, which represented contractual interest that was due upon redemption, and was accrued and recorded as Interest income each reporting period and added to the carrying value of the Investment in debt security.

Derivative Financial Instruments. The Company records all derivatives on the balance sheet at fair value and establishes criteria for designation and effectiveness of hedging relationships. The Company continues to exclude the change in forward points from the assessment of hedge effectiveness and recognizes the excluded component in Other income and charges, net in the Consolidated Profit and Loss Account. Foreign currency forward exchange contracts not designated as hedge instruments are used to economically hedge the foreign currency exposure in the value of an investment denominated in currency other than US dollar. The Company recognizes the unrealized gains (losses) due to the changes in the fair value of these contracts in Other income and charges, net in the Consolidated Profit and Loss Account along with the foreign currency gains and losses on remeasurement of such investment. (see Note 8).

Warranty. The Company estimates probable product warranty costs at the time revenue is recognized. The Company generally provides warranty on its products for a period of 1 to 5 years. The Company’s warranty provision considers estimated product failure rates and trends (including the timing of product returns during the warranty periods), and estimated repair or replacement costs related to product quality issues, if any. The Company also exercises judgment in estimating its ability to sell refurbished products. The Company’s judgment is subject to a greater degree of subjectivity with respect to newly introduced products because of limited experience with those products upon which to base our warranty estimates.

Revenue Recognition, Sales Returns and Allowances, and Sales Incentive Programs. Effective 30 June 2018, the Company adopted a new revenue recognition policy in accordance with Accounting Standard Codification (“ASC”) 606, Revenue from Contracts with Customers, using the modified retrospective transition approach as discussed in the section titled Recently Adopted Accounting Pronouncements in this Note 1. Prior to fiscal year 2019, the revenue recognition policy was in accordance with ASC 605, Revenue Recognition. Under ASC 606, the Company determines revenue recognition through the following steps: (1) identification of the contract with a customer; (2) identification of the performance obligations in the contract; (3) determination of the transaction price; (4) allocation of the transaction price to the performance obligations in the contract; and (5) recognition of revenue when, or as, the Company satisfies a performance obligation.

Revenue from sales of products is generally recognized upon transfer of control to customers in an amount that reflects the consideration the Company expects to receive in exchange for those products, net of sales taxes. This typically occurs upon shipment from the Company. When applicable, the Company includes shipping charges billed to customers in Revenue and includes the related shipping costs in Cost of revenue on the Company’s Consolidated Profit and Loss Account.

The Company records estimated variable consideration at the time of revenue recognition as a reduction to revenue. Variable consideration generally consists of sales incentive programs, such as price protection and volume incentives aimed at increasing customer demand. For OEM sales, rebates are typically established by estimating the most likely amount of consideration expected to be received based on an OEM customer’s volume of purchases from Seagate or other agreed upon rebate programs. For the distribution and retail channel, these programs typically involve estimating the most likely amount of rebates related to a customer’s level of sales, order size, advertising or point of sale activity as well as the expected value of price protection adjustments based on historical analysis and forecasted pricing environment. Marketing development program costs are accrued and recorded as a reduction to revenue at the same time that the related revenue is recognized.

The Company elected a practical expedient to expense sales commissions as incurred because the amortization period would have been one year or less. These costs are recorded as Marketing and administrative on the Company’s Consolidated Profit and Loss Account.

Product Development Costs. Product development costs, which includes both research and development costs, are recognized as expense.

Distribution Costs. The Company includes distribution costs, which includes shipping and handling in Cost of revenue in the Consolidated Profit and Loss Account for all periods presented. These costs amount to $128 million and $121 million in fiscal years 2019 and 2018, respectively.

Restructuring Costs. The timing of recognition for severance costs depends on whether employees are required to render service until they are terminated in order to receive the termination benefits. If employees are required to render service until they are terminated in order to receive the termination benefits, a liability is recognized ratably over the future service period. Otherwise, a liability is recognized when management has committed to a restructuring plan and has communicated those actions to employees. Employee termination benefit costs covered by existing benefit arrangements are recognized when management has committed to a restructuring plan and the severance costs are probable and estimable.

Advertising Expense. The cost of advertising is expensed as incurred. Advertising costs were approximately $22 million and $28 million in fiscal years 2019 and 2018, respectively.

Share-Based Compensation. The Company has elected to apply the with-and-without method to assess the realization of related excess tax benefits. The Company also elected to continue to account for share-based compensation expense net of estimated forfeitures.

Accounting for Income Taxes. The Company makes certain estimates and judgments in determining income tax expense for financial statement purposes. These estimates and judgments occur in the calculation of tax credits, recognition of income and deductions and calculation of specific tax assets and liabilities, which arise from differences in the timing of recognition of revenue and expense for income tax and financial statement purposes, as well as tax liabilities associated with uncertain tax positions. The calculation of tax liabilities involves uncertainties in the application of complex tax rules and the potential for future adjustment of the Company’s uncertain tax positions by the Internal Revenue Service or other tax jurisdictions. If estimates of these tax liabilities are greater or less than actual results, an additional tax provision or benefit will result. The deferred tax assets the Company records each period depend primarily on the Company’s ability to generate future taxable income in the United States and certain non-US jurisdictions. Each period, the Company evaluates the need for a valuation allowance for its deferred tax assets and, if necessary, adjusts the valuation allowance so that net deferred tax assets are recorded only to the extent the Company concludes it is more likely than not that these deferred tax assets will be realized. If the Company’s outlook for future taxable income changes significantly, the Company’s assessment of the need for, and the amount of, a valuation allowance may also change.

Financial Instruments Remeasurement. Effective 30 June 2018, the Company adopted ASU 2016-01, Financial Instruments, which changed the way the Company accounts for equity investments that do not qualify for the equity method of accounting. Prior to fiscal year 2019, the Company’s investments in privately-held companies without readily determinable fair value were accounted for under the cost method and were recorded at historical cost at the time of investment, with adjustments to the balance only when impairment occur. Upon adoption of ASU 2016-01, the Company’s equity investment in privately-held companies without readily determinable fair values are now measured using the measurement alternative method as cost, less impairments, and adjusted up or down based on observable price changes in orderly transactions for identical or similar investments of the same issuer. Any adjustments resulting from impairments and/or observable price changes are recorded as Other, net in the Company’s Consolidated Profit and Loss Account.

Comprehensive Income. The Company presents comprehensive income in a separate statement. Comprehensive income is comprised of net income and other gains and losses affecting equity that are excluded from net income.

Foreign Currency Remeasurement and Translation. The US dollar is the functional currency for the majority of the Company’s foreign operations. Monetary assets and liabilities denominated in foreign currencies are remeasured into the functional currency of the subsidiary at the balance sheet date. The gains and losses from the remeasurement of foreign currency denominated balances into the functional currency of the subsidiary are included in Other income and charges, net on the Company’s Consolidated Profit and Loss Account. The Company’s subsidiaries that use the US dollar as their functional currency remeasure monetary assets and liabilities at exchange rates in effect at the end of each period, and nonmonetary assets and liabilities at historical rates.

The Company translates the assets and liabilities of its non-US dollar functional currency subsidiaries into US dollars using exchange rates in effect at the end of each period. Revenue and expenses for these subsidiaries are translated using rates that approximate those in effect during the period. Gains and losses from these translations are recognized in foreign currency translation included in Accumulated other comprehensive loss, which is a component of Other reserves.

Concentrations

Concentration of Credit Risk. The Company’s customer base for disk drive products is concentrated with a small number of customers. The Company does not generally require collateral or other security to support trade debtors. To reduce credit risk, the Company performs ongoing credit evaluations on its customers’ financial condition. The Company establishes allowances for doubtful accounts based upon factors surrounding the credit risk of customers, historical trends and other information. Dell Inc. accounted for more than 10% of the Company’s trade debtors as of 28 June 2019 and 29 June 2018.

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash equivalents, investments and foreign currency forward exchange contracts. The Company mitigates concentrations of credit risk in its investments through diversifications, by investing in highly-rated securities and/or major multinational companies.

In entering into foreign currency forward exchange contracts, the Company assumes the risk that might arise from the possible inability of counterparties to meet the terms of their contracts. The counterparties to these contracts are major multinational commercial and investment banks, and the Company has not incurred and does not expect any losses as a result of counterparty defaults.

Supplier Concentration. Certain of the raw materials, components and equipment used by the Company in the manufacture of its products are available from single-sourced vendors. Shortages could occur in these essential materials and components due to an interruption of supply or increased demand in the industry. If the Company were unable to procure certain materials, components or equipment at acceptable prices, it would be required to reduce its manufacturing operations, which could have a material adverse effect on its results of operations. In addition, the Company may make prepayments to certain suppliers or enter into minimum volume commitment agreements. Should these suppliers be unable to deliver on their obligations or experience financial difficulty, the Company may not be able to recover these prepayments.

Recently Issued Accounting Pronouncements

In February 2016, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2016-02 (ASC Topic 842), Leases and subsequently issued certain interpretive clarifications on this new guidance which amends a number of aspects of lease accounting, including requiring lessee to recognize a right-of-use (“ROU”) asset and corresponding lease liability for operating leases and enhanced disclosures. The lease liability is measured at the present value of the remaining lease payments and the ROU asset will be based on the lease liability and is adjusted for lease prepayments, lease incentives received and the lessee’s initial direct costs.

The Company will adopt this ASU effective 29 June 2019 using the modified retrospective method. The Company will elect the practical expedients which allows for not reassessing whether existing contracts contain leases, the classifications of existing leases and whether the existing initial direct costs meet the new definition. In addition, the Company will elect to combine lease and non-lease components for facility leases and to keep leases with an initial term of 12 months or less off the balance sheet.

While the Company will continue to evaluate the effect of adopting this guidance on its consolidated financial statements and related disclosures, the Company expects to recognize ROU assets and corresponding lease liabilities of approximately $114 million and $74 million, respectively, on the Consolidated Balance Sheet, primarily relating to real estate operating leases. The Company does not expect the adoption of this ASU to have a material impact on its other consolidated financial statements.

In June 2016, the FASB issued ASU 2016-13 (ASC Topic 326), Financial Instruments—Credit Losses: Measurement of Credit Losses on Financial Instruments. This ASU amends the requirement on the measurement and recognition of expected credit losses for financial assets held. The Company is required to adopt this guidance in fiscal year 2021. Early adoption in fiscal year 2020 is permitted. The Company is in the process of assessing the impact of this ASU on its consolidated financial statements.

In February 2018, the FASB issued ASU 2018-02 (ASC Topic 220), Income Statement—Reporting Comprehensive Income: Reclassification of Certain Tax Effects from Accumulated Other Comprehensive Income. This ASU was issued following the enactment of the US Tax Cuts and Jobs Act of 2017 (“the Tax Act”) and permits entities to elect a reclassification from accumulated other comprehensive income to retained earnings for stranded tax effects resulting from the Tax Act. The Company is required to adopt the guidance in fiscal year 2020. The adoption of ASU 2018-02 is not expected to have a material effect on its consolidated financial statements.

In August 2018, the FASB issued ASU 2018-15 (ASC Subtopic 350-40), Intangibles - Goodwill and Other - Internal-Use Software - Customer’s Accounting for Implementation Costs Incurred in a Cloud Computing Arrangement That is a Service Contract. This ASU aligns the accounting for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the accounting for implementation costs incurred to develop or obtain internal-use software. The Company is required to adopt the guidance in fiscal year 2021. Early adoption is permitted. The Company is in the process of assessing the impact of this ASU on its consolidated financial statements.

Recently Adopted Accounting Pronouncements

In May 2014, the FASB issued ASU 2014-09 (ASC Topic 606), Revenue from Contracts with Customers, and FASB also issued certain interpretive clarifications on this new guidance which outlines a single comprehensive model for entities to use in accounting for revenue arising from contracts with customers and supersedes the revenue recognition guidance under ASC 605. It also requires entities to disclose both quantitative and qualitative information that enable financial statements users to understand the nature, amount, timing and uncertainty of revenue and cash flows arising from contracts with customers. This ASU became effective and was adopted by the Company on 30 June 2018, under the modified retrospective approach with a cumulative adjustment to accumulated deficit at the date of adoption. The Company has completed the adoption and implemented policies, processes and controls to support the new standard’s measurement and disclosure requirements.

The Company applied ASC 606 using a modified retrospective transition approach to all contracts that were not completed as of 29 June 2018. Results for reporting periods beginning 30 June 2018 are presented under ASC 606, while prior period amounts were not adjusted and continue to be reported under the historical accounting standard. As a result of the adoption, the Company identified a change in revenue recognition timing on its product sales made to certain retail customers and started to recognize revenue when the Company transfers control to the applicable customers rather than deferring recognition until those customers sell the products. In addition, the Company established accruals for the variable consideration related to customer incentives on these arrangements. On the date of initial adoption, the Company removed the related deferred income on the product sales made to these customers and recorded estimates of the accrual for variable consideration through a cumulative adjustment to accumulated deficit. The cumulative effect of the change to the Company’s Consolidated Balance Sheet from the adoption of ASC 606 was as follows:

(Dollars in millions)	As of 29 June 2018	Effect of adoption of ASC 606	As of 30 June 2018
Trade debtors	$1,184	$9	$1,193
Inventories	$1,053	$(9)	$1,044
Other creditors	$598	$(34)	$564
Profit and Loss account	$(4,696)	$34	$(4,662)

The impact of applying the new accounting standard on the Company’s consolidated financial statements for the year ended 28 June 2019 was not material.

In January 2016, the FASB issued ASU 2016-01 (ASC Subtopic 825-10), Financial Instruments—Overall Recognition and Measurement of Financial Assets and Financial Liabilities, as amended by ASU 2018-03, Financial Instruments—Overall: Technical Correction and Improvements, issued in February 2018. The amendments in these ASUs require entities to measure all equity investments at fair value with changes recognized through net income. Additionally, the amendments eliminate certain disclosure requirements related to financial instruments measured at amortized cost and add disclosures related to the measurement categories of financial assets and financial liabilities. These ASUs became effective and were adopted by the Company on 30 June 2018. For equity investments without readily determinable fair value, the Company elected the measurement method as cost, less impairments, and adjusted up or down based on observable price changes in orderly transactions for an identical or similar investment in the same issuer. The adoption of this guidance had no impact on the Company’s consolidated financial statements and disclosures.

In January 2017, the FASB issued ASU 2017-01 (ASC Topic 805), Business Combination: Clarifying the Definition of a Business. The amendments in this ASU change the definition of a business to assist with evaluating when a set of transferred assets and activities is a business. The Company adopted the guidance on 30 June 2018. The adoption of this guidance had no impact on the Company’s consolidated financial statements and disclosures.

In May 2017, the FASB issued ASU 2017-09 (ASC Topic 718), Stock Compensation: Scope of Modification Accounting. The amendments in this ASU provide guidance about which changes to the terms or conditions of a share-based payment award require an entity to apply modification accounting. The Company adopted the guidance on 30 June 2018. The adoption of this guidance had no impact on its consolidated financial statements and disclosures.

2. Balance Sheet Information

Available-for-sale Debt Securities

The following table summarizes, by major type, the fair value and amortized cost of the Company’s investments as of 28 June 2019:

(Dollars in millions)	Amortized Cost	Unrealized Gain/(Loss)	Fair(2) Value
Available-for-sale debt securities:
Money market funds	$417	$—	$417
Time deposits and certificates of deposit	133	—	133
Other debt securities	7	—	7

Total	$557	$—	$557

Included in Cash and cash equivalents(1)			$548
Included in Other debtors—amounts falling due within one year			2
Included in Other debtors—amounts falling due after one year			7

Total			$557

(1)	Amount does not include $1,672 million of cash held in banks.
(2)	Represents the Company’s investments that are listed with the exception of Time deposits and certificates of deposit.

As of 28 June 2019, the Company’s Other debtors - amounts falling due within one year included $2 million in restricted cash equivalents held as collateral at banks for various performance obligations.

As of 28 June 2019, the Company had no material available-for-sale debt securities that had been in a continuous unrealized loss position for a period greater than 12 months. The Company determined no available-for-sale debt securities were other-than- temporarily impaired as of 28 June 2019.

The fair value and amortized cost of the Company’s investments classified as available-for-sale at 28 June 2019 by remaining contractual maturity were as follows:

(Dollars in millions)	Amortized Cost	Fair Value
Due in less than 1 year	$550	$550
Due in 1 to 5 years	3	3
Due in 6 to 10 years	—	—
Thereafter	4	4

Total	$557	$557

The following table summarizes, by major type, the fair value and amortized cost of the Company’s investments as of 29 June 2018:

(US Dollars in millions)	Amortized Cost	Unrealized Gain/(Loss)	Fair Value(2)
Available-for-sale securities:
Money market funds	$621	$—	$621
Time deposits and certificates of deposits	395	—	395

Total	$1,016	$—	$1,016

Included in Cash and cash equivalents(1)			$1,012
Included in Other debtors—amounts falling due within one year			4

Total			$1,016

(1)	Amount does not include $841 million of cash held in banks.
(2)	Represents the Company’s investments that are listed with the exception of Time deposits and certificates of deposit.

As of 29 June 2018, the Company’s Other debtors - amounts falling due within one year included $4 million in restricted cash and investments held as collateral at banks for various performance obligations.

As of 29 June 2018, the Company had no available-for-sale securities that had been in a continuous unrealized loss position for a period greater than 12 months. The Company determined no available-for-sale securities were other-than-temporarily impaired as of 29 June 2018.

Cash, Cash Equivalents and Restricted Cash

The following table provides a summary of cash, cash equivalents and restricted cash reported within the Consolidated Balance Sheet that reconciles to the corresponding amount in the Consolidated Statements of Cash Flows:

(Dollars in millions)	28 June 2019	29 June 2018	30 June 2017
Cash and cash equivalents	$2,220	$1,853	$2,539
Restricted cash included in Other debtors—amounts falling due within one year	31	4	4

Total cash, cash equivalents and restricted cash shown in the Statements of Cash Flows	$2,251	$1,857	$2,543

As of 28 June 2019, the Company’s Other debtors—amounts falling due within one year included $31 million in restricted cash and cash equivalents in an escrow account for the sale of certain properties and cash equivalents held as collateral at banks for various performance obligations.

Trade Debtors

The following table provides details of the trade debtors balance sheet item:

(US Dollars in millions)	28 June 2019	29 June 2018
Trade Debtors	$993	$1,188
Allowance for doubtful accounts	(4)	(4)

Trade Debtors, net	$989	$1,184

Activity in the allowance for doubtful accounts is as follows:

(US Dollars in millions)	Balance at Beginning of Period	Charges to Profit and Loss	Deductions(a)	Balance at End of Period
Fiscal year ended 29 June 2018	$5	—	(1)	$4
Fiscal year ended 28 June 2019	$4	—	—	$4

(a)	Uncollectible accounts written off, net of recoveries.

Inventories

The following table provides details of the inventory balance sheet item:

(US Dollars in millions)	28 June 2019	29 June 2018
Raw materials and components	$336	$329
Work-in-process	217	347
Finished goods	417	377

Total inventories	$970	$1,053

Other Debtors—amounts falling due within one year

The following table provides details of the other debtors - amounts falling due within one year balance sheet item:

(US Dollars in millions)	28 June 2019	29 June 2018
Vendor non-trade debtors	$12	$25
Prepaid expenses	38	38
Other	113	133

	$163	$196

Other Debtors—amounts falling due after one year

The following table provides details of the other debtors - amounts falling due after one year balance sheet item:

(US Dollars in millions)	28 June 2019	29 June 2018
Deferred income taxes	$1,114	$417
Other	70	73

	$1,184	$490

Tangible Assets

The following table provides details of the tangible assets balance sheet item:

(US Dollars in millions)	Land(a)	Equipment	Buildings and Leasehold Improvements(a)	Construction in Progress (CIP)	Total
Useful lives (years)		3 - 5	Up to 30
Cost:
At 30 June 2017	$65	$7,536	$1,991	$149	$9,741
Additions	—	77	13	317	407
Disposals	(10)	(377)	(132)	—	(519)
CIP Reclassifications	—	239	34	(273)	—

At 29 June 2018	$55	$7,475	$1,906	$193	$9,629

Additions	—	81	10	478	569
Disposals	(7)	(200)	(52)	—	(259)
CIP Reclassifications	—	373	32	(405)	—
Impairments	—	—	(3)	—	(3)

At 28 June 2019	$48	$7,729	$1,893	$266	$9,936

Accumulated Depreciation:
At 30 June 2017	$(6)	$(6,751)	$(1,034)	$—	$(7,791)
Additions	—	(383)	(104)	—	(487)
Disposals	—	376	89	—	465

At 29 June 2018	$(6)	$(6,758)	$(1,049)	$—	$(7,813)

Additions	—	(373)	(91)	—	(464)
Disposals	—	200	31	—	231

At 28 June 2019	$(6)	$(6,931)	$(1,109)	$—	$(8,046)

Net Book Value:
At 29 June 2018	$49	$717	$857	$193	$1,816

At 28 June 2019	$42	$798	$784	$266	$1,890

(a)	The net book value of land and building classified as assets held for sale was $21 million and $24 million as of 28 June 2019 and 29 June 2018, respectively.

Interest on borrowings related to eligible capital expenditures is capitalized as part of the cost of the qualified assets and amortized over the estimated useful lives of the assets. During fiscal years 2019 and 2018, the Company capitalized interest of $3 million and $1 million, respectively.

In fiscal year 2019, the Company did not have any material write-offs or accelerated depreciation of fixed assets. In fiscal year 2018, the Company recognized a charge of $7 million from the write-off and accelerated depreciation of certain fixed assets, of which $1 million, $4 million and $2 million was recorded to Cost of revenue, Product development and Marketing and administrative, respectively, in the Consolidated Profit and Loss Account.

Investment in Debt Security

On 31 May 2018, the Company invested approximately $1.3 billion in non-convertible preferred stock of Toshiba Memory Corporation (“TMC”, formerly known as “K.K. Pangea”), a subsidiary of Toshiba Memory Holdings Corporation (“TMHC”), with a consortium of investors led by Bain Capital Private Equity. The Company’s investment in TMC was subsequently transferred to TMHC. On 17 June 2019, the Company received approximately $1.3 billion in cash from TMHC for the redemption of all the outstanding shares of non-convertible preferred stock of TMHC held by the Company. The proceeds from the redemption include the original principal and accrued PIK income. As of 29 June 2018, no impairment was identified and the fair value of the investment was determined to approximate its carrying value at amortized cost. In fiscal years 2019 and 2018, the PIK income earned was $61 million and $5 million, respectively.

Other Provisions

The following table provides details of the other provisions balance sheet item:

(US Dollars in millions)	Note	28 June 2019	29 June 2018
Accrued warranty	16	$195	$237
Accrued restructuring	5	30	42

Other provisions		$225	$279

Other Creditors - amounts due within one year

The following table provides details of the other creditors - amounts falling due within one year balance sheet item:

(US Dollars in millions)	28 June 2019	29 June 2018
Accrued expenses	$328	$332
Dividend payable	170	181
Deferred income	12	45
Accrued employee compensation	169	253

Other creditors - amounts due within one year	$679	$811

Accumulated Other Comprehensive Income (Loss) (“AOCI”), a component of Other Reserves

The components of AOCI, net of tax, were as follows:

(US Dollars in millions)	Unrealized Gains (Losses) on Cash Flow Hedges	Unrealized Gains (Losses) on Marketable Securities	Unrealized Gains (Losses) on Post- Retirement Plans	Foreign Currency Translation Adjustments	Total
Balance at 30 June 2017	$—	$—	$(5)	$(12)	$(17)
Other comprehensive income (loss) before reclassifications	—	—	1	—	1
Amounts reclassified from AOCI	—	—	—	—	—
Other comprehensive income (loss)	—	—	1	—	1

Balance at 29 June 2018	—	—	(4)	(12)	(16)
Other comprehensive income (loss) before reclassifications	—	—	(16)	(2)	(18)
Amounts reclassified from AOCI	—	—	—	—	—
Other comprehensive income (loss)	—	—	(16)	(2)	(18)

Balance at 28 June 2019	$—	$—	$(20)	$(14)	$(34)

3. Revenue

The following table provides information about disaggregated revenue by sales channel and geographical region for the Company’s single reportable segment:

	Fiscal Years Ended
(US Dollars in million)	28 June 2019	29 June 2018
Revenue by Channel
OEMs	$7,261	$7,863
Distributors	1,780	1,906
Retailers	1,349	1,415

Total	$10,390	$11,184

Revenue by Geography(1)
Americas	$3,310	$3,719
EMEA	1,965	1,983
Asia Pacific	5,115	5,482

Total	$10,390	$11,184

(1)	Revenue is attributed to countries based on bill from locations.

4. Goodwill and Other Long-lived Assets

Goodwill

The changes in the carrying amount of goodwill are as follows:

(US dollars in millions)	Amount
Balance as of 30 June 2017	$1,238
Goodwill acquired	—
Goodwill disposed	(1)
Foreign currency translation effect	—

Balance as of 29 June 2018	1,237
Goodwill acquired	—
Goodwill disposed	—
Foreign currency translation effect	—

Balance as of 28 June 2019	$1,237

Other Intangible Assets

Other intangible assets consist primarily of existing technology, customer relationships and trade names acquired in business combinations. Intangibles are amortized on a straight-line basis over the respective estimated useful lives of the assets. Amortization is charged to Operating expenses in the Consolidated Profit and Loss Account.

The carrying value of other intangible assets subject to amortization, excluding fully amortized intangible assets, as of 28 June 2019, is set forth in the following table:

(US Dollars in millions)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted Average Remaining Useful Life
Existing technology	$201	$(143)	$58	1.9 years
Customer relationships	71	(38)	33	3.3 years
Trade name	3	(2)	1	1.2 years
Other intangible assets	41	(22)	19	2.9 years

Total amortizable other intangible assets	$316	$(205)	$111	2.5 years

The carrying value of other intangible assets subject to amortization, excluding fully amortized intangible assets, as of 29 June 2018 is set forth in the following table:

(US Dollars in millions)	Gross Carrying Amount	Accumulated Amortization	Net Carrying Amount	Weighted Average Remaining Useful Life
Existing technology	$256	$(145)	$111	2.5 years
Customer relationships	89	(42)	47	4.0 years
Trade name	17	(13)	4	1.3 years
Other intangible assets	45	(19)	26	3.0 years

Total amortizable other intangible assets	$407	$(219)	$188	2.9 years

As of 28 June 2019, expected amortization expense for other intangible assets for each of the next five years and thereafter is as follows:

(US Dollars in millions)	Amount
2020	$54
2021	29
2022	20
2023	8
2024	—
Thereafter	—

$111

The carrying values of intangible assets were $111 million and $188 million as of 28 June 2019 and 29 June 2018, respectively. In fiscal year 2019 amortization expense for other intangible assets was $77 million, of which $54 million was included in Cost of revenue and $23 million was included in Amortization of intangibles in the Consolidated Profit and Loss account. In fiscal year 2018, amortization expense for other intangible assets was $111 million, of which $58 million was included in Cost of revenue and $53 million was included in Amortization of intangibles in the Consolidated Profit and Loss account.

(US dollars in millions)	Existing Technology	Customer Relationships	Trade Names	Other Intangible Assets	Total(a)
Cost:
At 30 June 2017	$349	$521	$33	$37	$940
Additions	—	—	—	18	18
Disposals/Retirements	(27)	(12)	(3)	—	(42)

At 29 June 2018	$322	$509	$30	$55	$916

Disposals/Retirements	(22)	(10)	—	—	(32)

At 28 June 2019	$300	$499	$30	$55	$884

Accumulated Amortization:
At 30 June 2017	$(181)	$(429)	$(25)	$(24)	$(659)
Additions	(57)	(45)	(4)	(5)	(111)
Disposals/Retirements	27	12	3	—	42

At 29 June 2018	$(211)	$(462)	$(26)	$(29)	$(728)

Additions	(53)	(14)	(3)	(7)	(77)
Disposals/Retirements	22	10	—	—	32

At 28 June 2019	$(242)	$(466)	$(29)	$(36)	$(773)

Net Book Value:
At 29 June 2018	$111	$47	$4	$26	$188

At 28 June 2019	$58	$33	$1	$19	$111

(a)	The carrying value of intangible assets subject to amortization includes fully amortized intangible assets for the period presented.

5. Restructuring and Exit Costs

During fiscal years 2019, the Company recorded a net gain of $22 million comprised primarily of a gain from sales of a property. During fiscal year 2018, the Company recorded restructuring charges of $89 million comprised primarily of charges related to workforce reduction costs and facilities and other exit costs associated with the restructuring of its workforce. The Company’s significant restructuring plans are described below. All restructuring charges are reported in Restructuring and other, net on the Consolidated Profit and Loss Account.

December 2017 Plan - On 8 December 2017, the Company committed to a restructuring plan (the “December 2017 Plan”) to reduce its cost structure. The December 2017 Plan included reducing the Company’s global headcount by approximately 500 employees. The December 2017 Plan was substantially completed by the end of fiscal year 2018.

July 2017 Plan - On 25 July 2017, the Company committed to a restructuring plan (the “July 2017 Plan”) to reduce its cost structure. The July 2017 Plan included reducing the Company’s global headcount by approximately 600 employees. The July 2017 Plan was substantially completed during fiscal year 2018.

March 2017 Plan - On 9 March 2017, the Company committed to a restructuring plan (the “March 2017 Plan”) in connection with the continued consolidation of its global footprint. The Company closed its design center in Korea, resulting in the reduction of the Company’s headcount by approximately 300 employees. The March 2017 Plan was substantially completed by the end of fiscal year 2017.

July 2016 Plan - On 11 July 2016, the Company committed to a restructuring plan (the “July 2016 Plan”) for continued consolidation of its global footprint across Asia, EMEA and the Americas. The July 2016 Plan included reducing worldwide headcount by approximately 6,500 employees. The July 2016 Plan was substantially completed during fiscal year 2018.

The following table summarizes the Company’s restructuring activities under all of the Company’s active restructuring plans for fiscal years 2019 and 2018:

	December 2017 Plan		July 2017 Plan		March 2017 Plan		July 2016 Plan		Other Plans		Total
(Dollars in millions)	Workforce Reduction Costs	Facilities and Other Exit Costs	Workforce Reduction Costs	Facilities and Other Exit Costs	Workforce Reduction Costs	Facilities and Other Exit Costs	Workforce Reduction Costs	Facilities and Other Exit Costs	Workforce Reduction Costs	Facilities and Other Exit Costs
Accrual balances at 30 June 2017	$—	$—	$—	$—	$—	$—	22	2	$6	$13	$43
Restructuring charges	28	6	38	4	—	—	1	15	13	—	105
Cash payments	(21)	(2)	(37)	(3)	(1)	—	(23)	(16)	(9)	(3)	(115)
Adjustments	(2)	—	(1)	—	2	—	2	(1)	1	8	9

Accrual balances at 29 June 2018	5	4	—	1	1	—	2	—	11	18	42
Restructuring charges	—	3	—	—	—	—	—	6	41	4	54
Cash payments	(5)	(5)	—	—	(1)	—	(1)	(6)	(41)	(6)	(65)
Adjustments	—	(1)	—	(1)	—	—	(1)	—	2	—	(1)

Accrual balances at 28 June 2019	—	1	—	—	—	—	—	—	13	16	30
Total costs incurred to date as of 28 June 2019	$26	$8	$37	$3	$31	$3	$81	$40	$283	$63	$575

Total expected costs to be incurred as of 28 June 2019	$—	$—	$—	$—	$—	$—	$—	$—	$1	$—	$1

The accrued restructuring balance is included in Other provisions in the Company’s Consolidated Balance Sheet for fiscal years 2019 and 2018.

During fiscal years 2019 and 2018, the Company sold certain properties, which were previously classified as assets held for sale and recognized a gain of approximately $78 million and $25 million, respectively. The Company also recorded an impairment charge of $3 million which was included in Restructuring and other, net in the Consolidated Profit and Loss Account. Please refer to “Note 9. Fair Value” for additional information.

6. Debentures and Bank Loans

Revolving Credit Facility

On 20 February 2019 the Company terminated its senior unsecured revolving credit facility scheduled to expire on 15 January 2020 under which the Company was able to draw up to $700 million. Upon termination, the Company and its subsidiary Seagate HDD Cayman entered into a new credit agreement (the “2019 Revolving Credit Facility”) which provided the Company with a $1.3 billion senior unsecured revolving credit facility. The term of the 2019 Revolving Credit Facility is through 20 February 2024. The loans made under the 2019 Revolving Credit Facility will bear interest at a rate of LIBOR plus a variable margin that will be determined based on the corporate credit rating of the Company. The Company and certain other material subsidiaries of the Company fully and unconditionally guarantee the revolving credit facility. On 28 May 2019 the Company increased the 2019 Revolving Credit Facility from $1.3 billion to $1.5 billion primarily through the addition of two lenders under the facility. The 2019 Revolving Credit Facility also allows the Company to increase the facility by an additional $100 million, provided that (i) there has been, and will be after giving effect to such increase, no default, (ii) the increase is at least $25 million and (iii) the existing commitments under the facility receive 0.50% most favored nation protection. An aggregate amount of up to $75 million of the facility is available for the issuance of letters of credit, and an aggregate amount of up to $50 million of the facility is also available for swing line loans.

The 2019 Revolving Credit Facility includes three financial covenants: (1) interest coverage ratio, (2) total leverage ratio and (3) a minimum liquidity amount. The Company was in compliance with the covenants as of 28 June 2019 and expects to be in compliance for the next 12 months.

As of 28 June 2019, no borrowings were drawn and no letters of credit or swing line loans have been utilized under the 2019 Revolving Credit Facility.

Long-Term Debt

$800 million Aggregate Principal Amount of 3.75% Senior Notes due November 2018 (the “2018 Notes”). On 5 November 2013, Seagate HDD Cayman, issued $800 million in aggregate principal amount of 3.75% Senior Notes. The Notes were fully and unconditionally guaranteed by the Company on a senior unsecured basis. The interest on the Notes was payable semi-annually on 15 May and 15 November of each year. During fiscal years 2018 and 2017, the Company repurchased $211 million and $90 million, respectively, aggregate principal amount of the 2018 Notes for cash at a premium to their principal amount, plus accrued and unpaid interest. For fiscal years 2018 and 2017 the Company recorded a loss on the repurchase of approximately $4 million and $3 million, respectively, which is included in Other income and charges, net in the Company’s Consolidated Profit and Loss Account. On 15 November 2018, the 2018 Notes matured and the Company repaid the entire outstanding principal amount of $499 million, plus accrued and unpaid interest.

$750 million Aggregate Principal Amount of 4.25% Senior Notes due March 2022 (the “2022 Notes”). On 3 February 2017, Seagate HDD Cayman issued, in a private placement, $750 million in aggregate principal amount of 4.25% Senior Notes which will mature on 1 March 2022. The interest on the 2022 Notes is payable semi-annually on 1 March and 1 September of each year, commencing on 1 September 2017. At any time before 1 February 2022, Seagate HDD Cayman may redeem some or all of the 2022 Notes at a ‘make whole’ redemption price, plus accrued and unpaid interest, if any. The ‘‘make-whole’’ redemption price will be equal to (1) 100% of the principal amount of the 2022 Notes redeemed, plus (2) the excess, if any, of (a) the sum of the present values of the remaining scheduled payments of principal and interest on the 2022 Notes being redeemed, discounted to the redemption date on a semi-annual basis at a rate equal to the sum of the Treasury Rate (as defined in the relevant Indenture) plus 40 basis points, minus accrued and unpaid interest, if any, on the 2022 Notes being redeemed to, but excluding, the redemption date over (b) the principal amount of the 2022 Notes being redeemed, plus (3) accrued and unpaid interest, if any, on the 2022 Notes being redeemed to, but excluding, the redemption date. The issuer under the 2022 Notes is Seagate HDD Cayman, and the obligations under the 2022 Notes are fully and unconditionally guaranteed, on a senior unsecured basis, by the Company.

$1 billion Aggregate Principal Amount of 4.75% Senior Notes due June 2023 (the “2023 Notes”). On 22 May 2013, Seagate HDD Cayman, issued $1 billion in aggregate principal amount of 4.75% Senior Notes, which will mature on 1 June 2023, in a private placement. The obligations under the 2023 Notes are fully and unconditionally guaranteed, on a senior unsecured basis, by the Company. The interest on the 2023 Notes is payable semi-annually on 1 June and 1 December of each year. The 2023 Notes are redeemable at the option of the Company in whole or in part, on not less than 30, nor more than 60 days’ notice, at a “make- whole” premium redemption price. The “make-whole” redemption price will be equal to the greater of (1) 100% of the principal amount of the notes being redeemed, or (2) the sum of the present values of the remaining scheduled payments of principal and interest on the 2023 Notes being redeemed, discounted at the redemption date on a semi-annual basis at a rate equal to the sum of the applicable Treasury Rate plus 50 basis points. Accrued and unpaid interest, if any, will be paid to, but excluding, the redemption date. During fiscal years 2019 and 2017, the Company repurchased $10 million and $39 million, respectively, aggregate principal amount of its 2023 Notes for cash at a premium to their principal amount, plus accrued and unpaid interest. The loss recorded on the repurchases in fiscal years 2019 and 2017 were immaterial, which is included in Other, net in the Company’s Consolidated Profit and Loss Account.

$500 million Aggregate Principal Amount of 4.875% Senior Notes due March 2024 (the “2024 Notes”). On 3 February 2017, Seagate HDD Cayman issued, in a private placement, $500 million in aggregate principal amount of 4.875% Senior Notes which will mature on 1 March 2024. The interest on the 2024 Notes is payable semi-annually on 1 March and 1 September of each year, commencing on 1 September 2017. At any time before 1 January 2024, Seagate HDD Cayman may redeem some or all of the 2024 Notes at a ‘make whole’ redemption price, plus accrued and unpaid interest, if any. The ‘‘make-whole’’ redemption price will be equal to (1) 100% of the principal amount of the 2024 Notes redeemed, plus (2) the excess, if any, of (a) the sum of the present values of the remaining scheduled payments of principal and interest on the 2024 Notes being redeemed, discounted to the redemption date on a semi-annual basis at a rate equal to the sum of the Treasury Rate plus 45 basis points, minus accrued and unpaid interest, if any, on the 2024 Notes being redeemed to, but excluding, the redemption date over (b) the principal amount of the 2024 Notes being redeemed, plus (3) accrued and unpaid interest, if any, on the 2024 Notes being redeemed to, but excluding, the redemption date. The issuer under the 2024 Notes is Seagate HDD Cayman, and the obligations under the 2024 Notes are fully and unconditionally guaranteed, on a senior unsecured basis, by the Company.

$1 billion Aggregate principal amount of 4.75% Senior Notes due January 2025 (the “2025 Notes”). On 28 May 2014, Seagate HDD Cayman issued, in a private placement, $1 billion in aggregate principal amount of 4.75% Senior Notes due 2025, which will mature on 1 January 2025. The interest on the Notes will be payable in cash semiannually on 1 January and 1 July of each year, commencing on 1 January 2015. At any time, upon not less than 30 nor more than 60 days’ notice, Seagate HDD may redeem some or all of the Notes at a ‘‘make-whole’’ redemption price. The ‘‘make-whole’’ redemption price will be equal to the greater of (1) 100% of the principal amount of the Notes redeemed, and (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed, discounted to the redemption date on a semi-annual basis at a rate equal to the sum of the Treasury Rate plus 50 basis points. Accrued and unpaid interest, if any, will be paid to, but excluding, the redemption date. The Notes are fully and unconditionally guaranteed by the Company on a senior unsecured basis. During fiscal years 2019 and 2017, the Company repurchased $55 million and $20 million, respectively, aggregate principal amount of the 2025 Notes for cash at a discount to their principal amount, plus accrued and unpaid interest. For fiscal years 2019 and 2017 the Company recorded a gain on the repurchase of approximately $1 million and $1 million, respectively, which is included in Other, net in the Company’s Consolidated Profit and Loss Account.

$700 million Aggregate Principal Amount of 4.875% Senior Notes due June, 2027 (the “2027 Notes”). On 14 May 2015, Seagate HDD Cayman issued, in a private placement, $700 million in aggregate principal amount of 4.875% Senior Notes, which will mature on 1 June 2027. The interest on the Notes is payable semi-annually on 1 June and 1 December of each year, commencing on 1 December 2015. At any time before 1 March 2027, Seagate HDD Cayman may redeem some or all of the Notes at a “make- whole” redemption price. The ‘‘make-whole’’ redemption price will be equal to (1) 100% of the principal amount of the Notes redeemed, plus (2) the excess, if any of (x) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed, discounted to the redemption date on a semi-annual basis at a rate equal to the sum of the Treasury Rate plus 40 basis points, minus accrued and unpaid interest, if any, on the Notes being redeemed to, but excluding, the redemption date over (y) the principal amount of the Notes being redeemed, plus (3) accrued and unpaid interest, if any, on the Notes being redeemed to, but excluding, the redemption date. At any time on or after 1 March 2027, the Company may redeem some or all of the Notes at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. The issuer under the 2027 Notes is Seagate HDD Cayman, and the obligations under the 2027 Notes are fully and unconditionally guaranteed, on a senior unsecured basis, by the Company. During fiscal year 2017, the Company repurchased $4 million aggregate principal amount of the 2027 Notes for cash at a discount to their principal amount, plus accrued and unpaid interest. The Company recorded an immaterial gain on the repurchase, which is included in Other, net in the Company’s Consolidated Statements of Operations. During fiscal year 2019, the Company repurchased $6 million aggregate principal amount of the 2027 Notes for cash at a discount to their principal amount, plus accrued and unpaid interest. The Company recorded an immaterial gain on the repurchase, which is included in Other, net in the Company’s Consolidated Profit and Loss Account.

$500 million Aggregate Principal Amount of 5.75% Senior Notes due December, 2034 (the “2034 Notes”). On 2 December 2014, Seagate HDD Cayman issued, in a private placement, $500 million in aggregate principal amount of 5.75% Senior Notes, which will mature on 1 December 2034. The interest on the Notes is payable semi-annually on 1 June and 1 December of each year, commencing on 1 June 2015. At any time before 1 June 2034, Seagate HDD Cayman may redeem some or all of the Notes at a “make-whole” redemption price. The ‘‘make-whole’’ redemption price will be equal to (1) 100% of the principal amount of the Notes redeemed, plus (2) the excess, if any of (x) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes being redeemed, discounted to the redemption date on a semi-annual basis at a rate equal to the sum of the Treasury Rate plus 50 basis points, minus accrued and unpaid interest, if any, on the Notes being redeemed to, but excluding, the redemption date over (y) the principal amount of the Notes being redeemed, plus (3) accrued and unpaid interest, if any, on the Notes being redeemed to, but excluding, the redemption date. At any time on or after 1 June 2034, the Company may redeem some or all of the Notes at a redemption price equal to 100% of the principal amount of the Notes redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. The issuer under the 2034 Notes is Seagate HDD Cayman, and the obligations under the 2034 Notes are fully and unconditionally guaranteed, on a senior unsecured basis, by the Company. During fiscal year 2016, the Company repurchased $10 million aggregate principal amount of its 2034 Notes for cash at a discount to their principal amount, plus accrued and unpaid interest. The Company recorded a gain on the repurchase of approximately $3 million, which was included in Other, net in the Company’s Consolidated Profit and Loss Account.

Interest charges shown in the Consolidated Profit and Loss Account are related to the Company’s debentures.

At 28 June 2019, future principal payments on long-term debt were as follows (in millions):

Fiscal Year	Amount
2020	$—
2021	—
2022	750
2023	941
2024	500
Thereafter	2,100

Total	$4,291

7. Income Taxes

Income before income taxes consisted of the following:

	Fiscal Years Ended
(US Dollars in millions)	28 June 2019	29 June 2018
US	$275	$(29)
Non-US	1,097	1,447

	$1,372	$1,418

The provision for liabilities and charges related to taxation as reported in the Consolidated Balance Sheet consisted of the following:

	Fiscal Years Ended
(US Dollars in millions)	28 June 2019	29 June 2018
Accrued income taxes falling due within one year	$26	$14
Deferred income tax liabilities due within one year	—	—
Accrued income taxes falling due after one year	4	10
Deferred income tax liabilities due after one year	20	7

Total	$50	$31

Income tax (benefit) expense consisted of the following:

	Fiscal Years Ended
(US Dollars in millions)	28 June 2019	29 June 2018
Current income tax expense:
US Federal	$—	$—
US State	—	5
Non-US	45	38

Total Current	45	43

Deferred income tax (benefit) expense:
US Federal	(690)	201
US State	12	—
Non-US	(7)	(8)

Total Deferred	(685)	193

Income tax (benefit) expense	$(640)	$236

On 22 December 2017, the Tax Act was enacted into law in the United States. The Tax Act significantly revised US corporate income tax law by, among other things, lowering US corporate income tax rates from 35% to 21%, implementing a territorial tax system and imposing a one-time transition tax on deemed repatriated earnings of non-US subsidiaries.

The US tax law changes, including limitations on various business deductions such as executive compensation under Internal Revenue Code §162(m), will not materially impact the Company’s current tax expense in the short-term due to the Company’s large net operating loss and tax credit carryovers. The Tax Act’s new international rules, including Global Intangible Low-Taxed Income (“GILTI”), Foreign Derived Intangible Income (“FDII”) and Base Erosion Anti-Avoidance Tax (“BEAT”), are effective beginning in fiscal year 2019. For fiscal year 2019, the Company has included the effects of the Tax Act in its financial statements and has concluded the impact is not material.

During the period beginning 30 June 2018, pursuant to SEC Staff Accounting Bulletin (“SAB”) 118 (regarding the application of ASC 740 associated with the enactment of the Tax Act), the Company had considered SAB 118 and believed its accounting under ASC 740 for the provisions of the Tax Act was complete. There were no adjustments deemed necessary in fiscal year 2019.

The significant components of the Company’s deferred tax assets and liabilities were as follows:

	Fiscal Years Ended
(US Dollars in millions)	28 June 2019	29 June 2018
Deferred tax assets
Accrued warranty	$46	$55
Inventory valuation accounts	34	30
Debtor reserve	10	13
Accrued compensation and benefits	53	64
Depreciation	89	96
Restructuring accruals	4	5
Other accruals and deferred items	15	34
Net operating losses	743	812
Tax credit carryforwards	582	549
Other assets	7	10

Gross: Deferred tax assets	1,583	1,668
Less: Valuation allowance	(460)	(1,221)

Net deferred tax assets	1,123	447

Deferred tax liabilities
Unremitted earnings of certain non-US entities	(16)	(7)
Acquisition-related items	(13)	(30)

Net deferred tax liabilities	(29)	(37)

Total net deferred tax assets	$1,094	$410

At 28 June 2019, the Company recorded $1.1 billion of net deferred tax assets. The realization of most of these deferred tax assets is primarily dependent on the Company’s ability to generate sufficient US and certain non-US taxable income in future periods. Although realization is not assured, the Company’s management believes it is more likely than not that these deferred tax assets will be realized. The amount of deferred tax assets considered realizable, however, may increase or decrease in subsequent periods when the Company re-evaluates the underlying basis for its estimates of future US and certain non-US taxable income.

The deferred tax asset valuation allowance decreased by $761 million in fiscal year 2019. The decrease in valuation allowance during fiscal year 2019 was primarily related to a valuation allowance release driven by improvements in the Company’s profitability outlook in the US, including its efforts to structurally and operationally align its EDS business with the rest of the Company. The Company continues to maintain a valuation allowance related to specific net deferred tax assets where it is not more likely than not that the deferred tax assets will be realized. This includes certain US federal, US state and non-US tax attributes that have limited lives, or, indefinite lived deferred tax assets that the Company does not expect to utilize in the foreseeable future.

At 28 June 2019, the Company had US federal, US state and non-US tax net operating loss carryforwards of approximately $3.1 billion, $1.8 billion and $43.5 million, respectively, which will expire at various dates beginning in fiscal year 2020, if not utilized. Net operating loss carryforwards of approximately $42 million are scheduled to expire in fiscal year 2020. At 28 June 2019, the Company had US federal and state tax credit carryforwards of $533 million and $143 million, respectively, which will expire at various dates beginning in fiscal year 2020 if not utilized.

As of 28 June 2019, approximately $373 million and $98 million of the Company’s total US net operating loss and tax credit carryforwards, respectively, are subject to annual limitations ranging from $1 million to $45 million pursuant to US tax law.

For purposes of the reconciliation between the income tax (benefit) expense at the statutory rate and the effective tax rate, the Irish statutory rate of 25% was applied as follows:

	Fiscal Years Ended
(US Dollars in millions)	28 June 2019	29 June 2018
Income tax expense at the statutory rate applicable to the Company in Ireland	$343	$355
Permanent differences	3	(2)
Effect of US corporate tax rate change	—	524
Change in valuation allowance	(742)	(297)
Earnings taxed at less than the statutory rate applicable to the Company in Ireland	(234)	(317)
Research Credit	(38)	(25)
Tax expense related to intercompany transactions	23	—
Other individually immaterial items	5	(2)

Income tax (benefit) expense	$(640)	$236

A substantial portion of the Company’s operations in Malaysia, Singapore and Thailand operate under various tax incentive programs, which expire in whole or in part at various dates through 2025. Certain tax incentives may be extended if specific conditions are met. The net impact of these tax incentive programs was to increase the Company’s net income by approximately $194 million in fiscal year 2019 ($0.68 per share, diluted) and to increase the Company’s net income by approximately $269 million in fiscal year 2018 ($0.92 per share, diluted).

The Company consists of an Irish tax resident parent holding company with various US and non-US subsidiaries that operate in multiple non-Irish taxing jurisdictions. The amount of temporary differences (including undistributed earnings) related to outside basis differences in the stock of non-Irish resident subsidiaries considered indefinitely reinvested outside of Ireland for which Irish income taxes have not been provided as of 28 June 2019, was approximately $2.3 billion. If such amounts were remitted to Ireland as a dividend, it is likely that tax at 25% or approximately $575 million would result.

As of 28 June 2019 and 29 June 2018, the Company had approximately $83 million and $60 million, respectively, of unrecognized tax benefits excluding interest and penalties. These amounts, if recognized, would impact the effective tax rate subject to certain future valuation allowance offsets.

The following table summarizes the activity related to the Company’s gross unrecognized tax benefits:

	Fiscal Years Ended
(US Dollars in millions)	28 June 2019	29 June 2018
Balance of unrecognized tax benefits at the beginning of the year	$60	$74
Gross increase for tax positions of prior years	22	2
Gross decrease for tax positions of prior years	(9)	(3)
Gross increase for tax positions of current year	16	7
Gross decrease for tax positions of current year	—	—
Settlements	—	—
Lapse of statutes of limitation	(6)	(20)
Non-US exchange gain	—	—

Balance of unrecognized tax benefits at the end of the year	$83	$60

It is the Company’s policy to include interest and penalties related to unrecognized tax benefits in the income tax (benefit) expense on the Consolidated Profit and Loss Account. During fiscal years 2019 and 2018, the Company recognized net income tax benefit for interest and penalties of $2 million. As of 28 June 2019, the Company had $1 million of accrued interest and penalties related to unrecognized tax benefits compared to $2 million in fiscal year 2018.

During the 12 months beginning 29 June 2019, the Company expects that its unrecognized tax benefits could be reduced by less than $1 million as a result of the expiration of certain statutes of limitation.

The Company is required to file US federal, US state and non-US income tax returns. The Company is no longer subject to examination of its US federal income tax returns for years prior to fiscal year 2016. With respect to US state and non-US income tax returns, the Company is generally no longer subject to tax examination for years ending prior to fiscal year 2008.

The following table shows the activity in the deferred tax liability balance for fiscal year 2019:

(US Dollars in millions)	Amount
Balance at 29 June 2018	$7
Unremitted earnings of certain non-US entities	13
Balance at 28 June 2019	$20

8. Derivative Financial Instruments

The Company is exposed to foreign currency exchange rate, interest rate and to a lesser extent, equity market risks relating to its ongoing business operations. From time to time, the Company enters into cash flow hedges in the form of foreign currency forward exchange contracts in order to manage the foreign currency exchange rate risk on forecasted expenses and investments denominated in foreign currencies. The Company’s accounting policies for these instruments are based on whether the instruments are classified as designated or non-designated hedging instruments. The Company records all derivatives in the Consolidated Balance Sheets at fair value. The changes in the fair value of highly effective designated cash flow hedges are recorded in Accumulated other comprehensive loss until the hedged item is recognized in earnings. Derivatives that are not designated as hedging instruments or are not assessed to be highly effective are adjusted to fair value through earnings. The amount of net unrealized gain and loss on cash flow hedges was not material as of 28 June 2019, and the amount of net unrealized gain on cash flow hedges was less than $1 million as of 29 June 2018.

The Company de-designates its cash flow hedges when the forecasted hedged transactions affects earnings or it is probable the forecasted hedged transactions will not occur in the initially identified time period. At such time, the associated gains and losses deferred in Accumulated other comprehensive loss, which is a component of Other reserves, are reclassified immediately into earnings and any subsequent changes in the fair value of such derivative instruments are immediately reflected in earnings in 2019. The Company did not recognize any material amounts related to the loss of hedge designation on discontinued cash flow hedges during fiscal years 2019 and 2018.

Other derivatives not designated as hedging instruments consist of foreign currency forward exchange contracts that the Company uses to hedge the foreign currency exposure on the investment in debt security and forecasted expenditures denominated in currency other than the US dollar. The Company recognizes gains and losses on these contracts, as well as the related costs in Other income and charges, net on the Consolidated Profit and Loss Account along with foreign currency gains and losses on investment in debt security, deferred gains of derivatives in Other debtors - amounts falling due within one year and deferred losses of derivatives in Other creditors - amounts falling due within one year on its Consolidated Balance Sheet.

The following table shows the total notional value of the Company’s outstanding foreign currency forward exchange contracts as of 28 June 2019. All these foreign currency forward contracts mature within 12 months.

	As of 28 June 2019
(US Dollars in millions)	Contracts Designated as Hedges	Contracts Not Designated as Hedges
Singapore Dollar	$60	$40
Chinese Renminbi	79	20
British Pound Sterling	6	12

	$145	$72

The following table shows the total notional value of the Company’s outstanding foreign currency forward exchange contracts as of 29 June 2018. All these foreign currency forward contracts matured within 12 months.

	As of 29 June 2018
(US Dollars in millions)	Contracts Designated as Hedges	Contracts Not Designated as Hedges
Japanese Yen(a)	$66	$1,310

(a)	Pertains to the Company’s investment in TMHC.

The Company is subject to equity market risks due to changes in the fair value of the notional investments selected by its employees as part of its Non-qualified Deferred Compensation Plans—the Seagate Deferred Compensation Plans (the “SDCPs”). The Company entered into a Total Return Swap (“TRS”) in order to manage the equity market risks associated with the SDCPs liabilities. The Company pays a floating rate, based on LIBOR plus an interest rate spread, on the notional amount of the TRS. The TRS is designed to substantially offset changes in the SDCPs liabilities due to changes in the value of the investment options made by employees. As of 28 June 2019, the notional investments underlying the TRS amounted to $117 million. The contract term of the TRS is through January 2020 and is settled on a monthly basis, therefore limiting counterparty performance risk. The Company does not designate the TRS as a hedge. Rather, the Company records all changes in the fair value of the TRS to earnings to offset the market value changes of the SDCPs liabilities.

The following table shows the Company’s derivative instruments measured at gross fair value as reflected in the Consolidated Balance Sheet as of 28 June 2019:

	As of 28 June 2019
	Derivatives Asset		Derivatives Liability
(US Dollars in millions)	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives designated as hedging instruments:
Foreign currency forward exchange contracts	Other debtors	$—	Other creditors	$—
Derivatives not designated as hedging instruments:
Foreign currency forward exchange contracts	Other debtors	1	Other creditors	(1)
Total return swap	Other debtors	—	Other creditors	—

Total derivatives		$1		$(1)

The following table shows the Company’s derivative instruments measured at gross fair value as reflected in the Consolidated Balance Sheet as of 29 June 2018:

	As of 29 June 2018
	Derivative Assets		Derivative Liabilities
(US Dollars in millions)	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives designated as hedging instruments:
Foreign currency forward exchange contracts	Other debtors	$—	Other creditors	$—
Derivatives not designated as hedging instruments:
Foreign currency forward exchange contracts	Other debtors	10	Other creditors	—
Total return swap	Other debtors	—	Other creditors	—

Total derivatives		$10		$—

The amount of gain or loss recognized in the Consolidated Statement of Comprehensive Income on derivatives designated as cash flow hedges was not material for fiscal years 2019 and 2018. The amount of gain or loss recognized in income related to the ineffective portion of the hedging relationships and to the amount excluded from the assessment of hedge ineffectiveness was not material for the fiscal years 2019 and 2018.

The following table shows the effect of the Company’s derivative instruments on the Consolidated Statements of Comprehensive Income and Consolidated Profit and Loss Account for the fiscal year ended 28 June 2019:

Derivatives Not Designated as Hedging Instruments	Location of Gain or (Loss) Recognized in Income on Derivatives	Amount of Gain or (Loss) Recognized in Income on Derivatives
Foreign currency forward exchange contracts	Other income and charges, net	$20
Total return swap	Operating expenses	$3

The following table shows the effect of the Company’s derivative instruments on the Consolidated Profit and Loss Account for the fiscal year ended 29 June 2018:

Derivatives Not Designated as Hedging Instruments	Location of Gain or (Loss) Recognized in Income on Derivatives	Amount of Gain or (Loss) Recognized in Income on Derivatives
Foreign currency forward exchange contracts	Other income and charges, net	$10
Total return swap	Operating expenses	$6

9. Fair Value

Measurement of Fair Value

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and it considers assumptions that market participants would use when pricing the asset or liability.

Fair Value Hierarchy

A fair value hierarchy is based on whether the market participant assumptions used in determining fair value are obtained from independent sources (observable inputs) or reflects the Company’s own assumptions of market participant valuation (unobservable inputs). A financial instrument’s categorization within the fair value hierarchy is based upon the lowest level of input that is significant to the fair value measurement. The three levels of inputs that may be used to measure fair value are:

Level 1 - Quoted prices in active markets that are unadjusted and accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 - Quoted prices for identical assets and liabilities in markets that are inactive; quoted prices for similar assets and liabilities in active markets or financial instruments for which significant inputs are observable, either directly or indirectly; or

Level 3 - Prices or valuations that require inputs that are both unobservable and significant to the fair value measurement.

The Company considers an active market to be one in which transactions for the asset or liability occur with sufficient frequency and volume to provide pricing information on an ongoing basis, and views an inactive market as one in which there are few transactions for the asset or liability, the prices are not current, or price quotations vary substantially either over time or among market makers. Where appropriate, the Company’s or the counterparty’s non-performance risk is considered in determining the fair values of liabilities and assets, respectively.

Items Measured at Fair Value on a Recurring Basis

The following table presents the Company’s assets and liabilities that are measured at fair value on a recurring basis, excluding accrued interest components, as of 28 June 2019:

	Fair Value Measurements at Reporting Date Using
(US Dollars in millions)	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Balance
Assets:
Money market funds	$416	$—	$—	$416
Time deposits and certificates of deposit	—	132	—	132

Total cash equivalents	416	132	—	548

Restricted cash and investments:
Money market funds	1	—	—	1
Time deposits and certificates of deposit	—	1	—	1
Other debt securities	—	—	7	7
Derivative assets	—	1	—	1

Total assets	$417	$134	$7	$558

Liabilities:
Derivative liabilities	$—	$1	$—	$1

Total return swap	$—	$—	$—	$—

	Fair Value Measurements at Reporting Date Using
(Dollars in millions)	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Balance
Assets:
Cash and cash equivalents	$416	$132	$—	$548
Other debtors—amounts falling due within one year	1	2	—	3
Financial assets	—	—	7	7

Total assets	$417	$134	$7	$558

Liabilities:
Other creditors—amounts falling due within one year	$—	$1	$—	$1

Total liabilities	$—	$1	$—	$1

The following tables present the Company’s assets and liabilities, by financial instrument type and balance sheet line item that are measured at fair value on a recurring basis, excluding accrued interest components, as of 29 June 2018:

	Fair Value Measurements at Reporting Date Using
(US Dollars in millions)	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Balance
Assets:
Money market funds	$620	$—	$—	$620
Time deposits and certificates of deposit	—	392	—	392

Total cash equivalents	620	392	—	1,012

Restricted cash and investments:
Money market funds	1	—	—	1
Time deposits and certificates of deposit	—	3	—	3
Derivative assets	—	10	—	10

Total assets	$621	$405	$—	$1,026

	Fair Value Measurements at Reporting Date Using
(US Dollars in millions)	Quoted Prices in Active Markets for Identical Instruments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total Balance
Assets:
Cash and cash equivalents	$620	$392	$—	$1,012
Other debtors—amounts falling due within one year	1	13	—	14

Total assets	$621	$405	$—	$1,026

The Company classifies items in Level 1 if the financial assets consist of securities for which quoted prices are available in an active market.

The Company classifies items in Level 2 if the financial asset or liability is valued using observable inputs. The Company uses observable inputs including quoted prices in active markets for similar assets or liabilities. Level 2 assets include: agency bonds, corporate bonds, commercial paper, municipal bonds, US Treasuries, time deposits and certificates of deposit. These debt investments are priced using observable inputs and valuation models which vary by asset class. The Company uses a pricing service to assist in determining the fair values of all of its cash equivalents and short-term investments. For the cash equivalents and short-term investments in the short-term investments. For the cash equivalents and short-term investments in the Company’s portfolio, multiple pricing sources are generally available. The pricing service uses inputs from multiple industry standard data providers or other third party sources and various methodologies, such as weighting and models, to determine the appropriate price at the measurement date. The Company corroborates the prices obtained from the pricing service against other independent sources and, as of 28 June 2019, has not found it necessary to make any adjustments to the prices obtained. The Company’s derivative financial instruments are also classified within Level 2. The Company’s derivative financial instruments consist of foreign currency forward exchange contracts and the TRS. The Company recognizes derivative financial instruments in its consolidated financial statements at fair value. The Company determines the fair value of these instruments by considering the estimated amount it would pay or receive to terminate these agreements at the reporting date.

Items Measured at Fair Value on a Non-Recurring Basis

From time to time, the Company enters into certain strategic investments for the promotion of business and strategic objectives. These strategic investments primarily include cost basis investments representing those where the Company does have the ability to exercise significant influence but does not have control. These investments are included in Other assets, net in the Company’s Consolidated Balance Sheets and are periodically analyzed to determine whether or not there are indicators of impairment.

As of 28 June 2019 and 29 June 2018, the carrying value of the Company’s strategic investments were $114 million and $118 million, respectively. During fiscal years 2018, the Company determined that certain of its equity investments accounted for under the cost method were other-than-temporarily impaired and recognized a charge of $11 million in order to write down the carrying amount of the investments to its estimated fair value. For fiscal year 2019, there were no upward or downward adjustments on equity investments as a result of adoption of the measurement alternative.

As of 28 June 2019 and 29 June 2018, the Company had $23 million and $26 million, respectively, of held for sale land and building (collectively, the “properties”) included in Other debtors - amounts falling due within one year on its Consolidated Balance Sheet. During fiscal year 2019, the Company completed the sale of certain property in the Americas and recorded a gain of approximately $78 million. Additionally, the Company accepted an offer to sell certain property in Asia and thereafter, recorded an impairment charge of approximately $3 million. The gain and the impairment charge were recorded in Restructuring and other, net in the Company’s Consolidated Profit and Loss Account. The sale of the property was subsequently completed in the beginning of fiscal year 2020. Please refer to “Note 19. Post Balance Sheet Events” for more details. During fiscal year 2018, the Company completed the sale of certain properties and recorded a gain of approximately $25 million, which was included in Restructuring and other, net in the Consolidated Profit and Loss Account. No impairment was identified during fiscal year 2018. The impairment charges were recorded in Operating expenses in the Consolidated Profit and Loss Account.

The following table shows the activity in the Financial assets for fiscal years 2019 and 2018, respectively:

(US Dollars in millions)	Total
Balance at 30 June 2017	$125
Additional investments	4
Impairments	(11)

Balance at 29 June 2018	$118

Additional investments	3
Impairments	—

Balance at 28 June 2019	$121

Other Fair Value Disclosures

On 17 June 2019, the Company received approximately $1.3 billion in cash from TMHC for the redemption of all of the outstanding shares of non-convertible preferred stock of TMHC held by the Company. The debt security was recorded at amortized cost and its fair value approximates the carrying value at 29 June 2018. The fair value was determined utilizing Level 2 inputs such as discount rates and yield terms of similar types of securities issued by comparable companies. Please refer to “Note 2. Balance Sheet Information” for more details.

The Company’s debt is carried at amortized cost. The fair value of the Company’s debt is derived using the closing price of the same debt instruments as of the date of valuation, which takes into account the yield curve, interest rates and other observable inputs. Accordingly, these fair value measurements are categorized as Level 2. The following table presents the fair value and amortized cost of the Company’s debt in order of maturity:

	28 June 2019		29 June 2018
(Dollars in millions)	Carrying Amount	Estimated Fair Value	Carrying Amount	Estimated Fair Value
3.75% Senior Notes due November 2018	$—	$—	$499	$501
4.25% Senior Notes due March 2022	749	763	749	743
4.75% Senior Notes due June 2023	941	973	951	942
4.875% Senior Notes due March 2024	498	514	497	489
4.75% Senior Notes due January 2025	920	929	975	936
4.875% Senior Notes due June 2027	689	688	695	650
5.75% Senior Notes due December 2034	489	482	489	441

	$4,286	$4,349	$4,855	$4,702
Less: debt issuance costs	(33)	—	(36)	—

Long-term debt, net of debt issuance costs	$4,253	$4,349	$4,819	$4,702

Less: current portion of long-term debt, net of debt issuance costs	—	—	(499)	(501)

Long-term debt, less current portion	$4,253	$4,349	$4,320	$4,201

10. Capital and Reserves

Share Capital

The Company’s authorized share capital is €40,000 and $13,500 and consists of 1,250,000,000 ordinary shares, par value $0.00001, of which 269,097,971 shares were outstanding as of 28 June 2019, and 100,000,000 preferred shares, par value $0.00001, of which none were issued or outstanding as of 28 June 2019 and 40,000 deferred shares of par value €1 of which 39,994 shares were outstanding as of 28 June 2019.

Ordinary shares - Holders of ordinary shares are entitled to receive dividends when and as declared by the Company’s board of directors (the “Board of Directors”). Upon any liquidation, dissolution, or winding up of the Company, after required payments are made to holders of preferred shares, any remaining assets of the Company will be distributed ratably to holders of the preferred and ordinary shares. Holders of shares are entitled to one vote per share on all matters upon which the ordinary shares are entitled to vote, including the election of directors.

Preferred shares - The Company may issue preferred shares in one or more series, up to the authorized amount, without shareholder approval. The Board of Directors is authorized to establish from time to time the number of shares to be included in each series, and to fix the rights, preferences and privileges of the shares of each wholly unissued series and any of its qualifications, limitations or restrictions. The Board of Directors can also increase or decrease the number of shares of a series, but not below the number of shares of that series then outstanding, without any further vote or action by the shareholders.

The Board of Directors may authorize the issuance of preferred shares with voting or conversion rights that could harm the voting power or other rights of the holders of the ordinary shares. The issuance of preferred shares, while providing flexibility in connection with possible acquisitions and other corporate purposes, could, among other things, have the effect of delaying, deferring or preventing a change in control of the Company and might harm the market price of its ordinary shares and the voting and other rights of the holders of ordinary shares.

Repurchases of Equity Securities

All repurchases are effected as redemptions in accordance with the Company’s Articles of Association.

As of 28 June 2019, $2.2 billion remained available for repurchase under the existing repurchase authorization limit.

The following table sets forth information with respect to repurchases of the Company’s ordinary shares during fiscal years 2019 and 2018:

(US Dollars in millions)	Number of Shares Repurchased	Dollar Value of Shares Repurchased
Cumulative repurchased through 30 June 2017	341	$10,118
Repurchased in fiscal year 2018(a)	11	384

Cumulative repurchased through 29 June 2018	352	10,502
Repurchased in fiscal year 2019(a)	22	997

Cumulative repurchased through 28 June 2019	374	$11,499

(a)

For fiscal years 2019 and 2018, includes net share settlements of $31 million and $23 million, for 1 million and 1 million shares in connection with tax withholding related to vesting of restricted stock units, respectively.

Reserves

	Number of Ordinary Shares	Share Premium	Profit and Loss Account	Other Reserves	Total Equity
	(In millions)	(US Dollars in millions)
Balance at 30 June 2017	292	$5,595	$(4,771)	$540	$1,364
Income for the period			1,182		1,182
Repurchase and cancellation of ordinary shares	(10)		(361)		(361)
Tax withholding related to vesting of restricted stock units	(1)		(23)		(23)
Issuance of shares in respect of share-based payment plans	6	113			113
Dividends to shareholders			(723)		(723)
Share-based compensation				112	112
Other comprehensive income				1	1

Balance at 29 June 2018	287	$5,708	$(4,696)	$653	$1,665
Income for the period			2,012		2,012
Repurchase and cancellation of ordinary shares	(21)		(966)		(966)
Tax withholding related to vesting of restricted stock units	(1)		(31)		(31)
Issuance of shares in respect of share-based payment plans	4	69			69
Dividends to shareholders			(702)		(702)
Share-based compensation				99	99
Cumulative effect of adoption of new revenue standard (Note 1)			34		34
Other comprehensive loss				(18)	(18)
Reduction in share premium		(1,889)	1,889		—

Balance at 28 June 2019	269	$3,888	$(2,460)	$734	$2,162

On 25 April 2019, the Company’s shareholders approved the reduction of its share premium account to create distributable reserves at the extraordinary general meeting. On 26 April 2019, the Company filed a petition with the High Court of Ireland to approve the creation of distributable reserves through the reduction of the share premium account by approximately $1.9 billion. The High Court of Ireland approved the petition on 30 May 2019.

Capital Redemption Reserve Fund

Other reserves include an amount of $3,420 and $3,200 for fiscal years 2019 and 2018 respectively, representing a Capital Redemption Reserve Fund.

11. Share-based Compensation

Share-Based Compensation Plans

The Company’s share-based compensation plans have been established to promote the Company’s long-term growth and financial success by providing incentives to its employees, directors and consultants through grants of share-based awards. The provisions of the Company’s share-based benefit plans, which allow for the grant of various types of equity-based awards, are also intended to provide greater flexibility to maintain the Company’s competitive ability to attract, retain and motivate participants for the benefit of the Company and its shareholders.

Seagate Technology plc 2012 Equity Incentive Plan (the “EIP”). On 26 October 2011, the shareholders approved the EIP and authorized the issuance of up to a total of approximately 27 million ordinary shares, par value $0.00001 per share, plus any shares remaining available for grant under the Seagate Technology plc 2004 Share Compensation Plan (the “SCP”) as of the effective date of the EIP (which was equal to 11 million ordinary shares as of the effective date of the EIP and which will increase by such additional number of shares as will be returned to the share reserve in respect of awards previously granted under the SCP) (together, the “Share Reserve”). On 22 October 2014, the shareholders authorized the issuance from the EIP of an additional 25 million ordinary shares, par value $0.00001 per share. Any shares that are subject to options or share appreciation rights granted under the EIP will be counted against the Share Reserve as one share for every one share granted, and any shares that are subject to restricted share bonus awards, restricted share units, performance share bonus awards or performance share awards (collectively, “Full-Value Share Awards”) will generally be counted against the Share Reserve as 2.5 shares for every one share granted. On 19 October 2016, the shareholders authorized the issuance from the EIP of an additional 7.5 million ordinary shares, par value $0.00001 per share. As of 28 June 2019, there were approximately 19.7 million ordinary shares available for issuance of Full-Value Share Awards under the EIP.

Dot Hill Systems 2009 Equity Incentive Plan (the “DHEIP”). Seagate Technology plc acquired the Dot Hill Systems 2009 Equity Incentive Plan effective 6 October 2015. The Company assumed the remaining authorized but unused share reserve of approximately 2 million shares, based on the conversion ratio, from the DHEIP on the acquisition date. Effective 24 April 2019, the Company terminated the DHEIP and thus, no further grants will be made under the DHEIP. Outstanding awards granted under the DHEIP will remain subject to the terms of the DHEIP.

Seagate Technology plc Employee Stock Purchase Plan (the “ESPP”). There are 60 million ordinary shares authorized to be issued under the ESPP. The ESPP consists of a six-month offering period with a maximum issuance of 1.5 million ordinary shares per offering period. The ESPP permits eligible employees to purchase ordinary shares through payroll deductions generally at 85% of the fair market value of the ordinary shares. As of 28 June 2019 there were approximately 11.4 million ordinary shares available for issuance under the ESPP.

Equity Awards

Full-Value Share Awards (e.g. restricted share units, “RSU”) generally vest over a period of three to four years, with cliff vesting of a portion of each award occurring annually, subject to continuous employment with the Company through the vesting date. Options generally vest as follows: 25% of the options will vest on the first anniversary of the vesting commencement date and the remaining 75% will vest ratably each month thereafter over the next 36 months. Options granted under the EIP and SCP have an exercise price equal to the fair market value of the Company’s ordinary shares on the grant date. Fair market value is defined as the closing price of the Company’s ordinary shares on NASDAQ on the grant date.

The Company granted awards of performance-based share units (“PSU”) to its senior executive officers under the SCP and the EIP where vesting is subject to both the continued employment of the participant by the Company and the achievement of certain performance goals established by the Compensation Committee of the Company’s Board of Directors, including market-based performance goals. A single PSU represents the right to receive a single ordinary share of the Company. During fiscal years 2019 and 2018, the Company granted 0.4 million and 0.4 million PSUs, respectively, where performance is measured based on a three-year average return on invested capital (“ROIC”) goal and a relative total shareholder return (“TSR”) goal, which is based on the Company’s ordinary shares measured against a benchmark TSR of a peer group over the same three-year period (the “TSR/ROIC” awards). These awards vest after the end of the performance period of three years from the grant date. A percentage of these units may vest only if at least the minimum ROIC goal is met regardless of whether the TSR goal is met. The number of share units to vest will range from 0% to 200% of the targeted units. In evaluating the fair value of these units, the Company used a Monte Carlo simulation on the grant date, taking the market-based TSR goal into consideration. Compensation expense related to these units is only recorded in a period if it is probable that the ROIC goal will be met, and it is to be recorded at the expected level of achievement.

The Company also granted 0.1 million and 0.2 million PSUs during fiscal years 2019 and 2018, respectively, to its senior executive officers which are subject to a performance goal related to the Company’s adjusted earnings per share (the “AEPS” awards). These awards have a maximum seven-year vesting period, with 25% annual vesting starting on the first anniversary of the grant date. If the performance goal is not achieved, vesting is delayed to a following year in which the AEPS goal is achieved. Any unvested awards from prior years may vest cumulatively in a future year within the seven-year vesting period if the annual AEPS goal is achieved during a subsequent year. If the AEPS goal has not been met by the end of the seven year period, any unvested shares will be forfeited.

Determining Fair Value of Seagate Technology Stock Plans

Valuation and amortization method - The Company estimates the fair value of stock options, RSU and performance awards subject to an AEPS condition granted using the Black-Scholes-Merton valuation model and a single share award approach. This fair value is then amortized on a straight-line basis over the requisite service periods of the awards, which is generally the vesting period or the remaining service (vesting) period.

Expected Term - Expected term represents the period that the Company’s share-based awards are expected to be outstanding and was determined based on historical experience of similar awards, giving consideration to the contractual terms of the share-based awards, vesting schedules and expectations of future employee behavior as influenced by changes to the terms of its share-based awards.

Expected Volatility - The Company uses a combination of the implied volatility of its traded options and historical volatility of its share price.

Expected Dividend - The Black-Scholes-Merton valuation model calls for a single expected dividend yield as an input. The dividend yield is determined by dividing the expected per share dividend during the coming year by the grant date share price. The expected dividend assumption is based on the Company’s current expectations about its anticipated dividend policy. Also, because the expected dividend yield should reflect marketplace participants’ expectations, the Company does not incorporate changes in dividends anticipated by management unless those changes have been communicated to or otherwise are anticipated by marketplace participants.

Risk-Free Interest Rate - The Company bases the risk-free interest rate used in the Black-Scholes-Merton valuation model on the implied yield currently available on US Treasury zero-coupon issues with an equivalent remaining term. Where the expected term of the Company’s share-based awards do not correspond with the terms for which interest rates are quoted, the Company performed a straight-line interpolation to determine the rate from the available term maturities.

The fair value of the Company’s shares related to options and RSU granted to employees, shares issued from the ESPP and PSUs subject to TSR/ROIC or AEPS conditions for fiscal years 2019 and 2018, were estimated using the following assumptions:

	Fiscal Years
	2019	2018
Options
Expected term (in years)	4.2	4.2
Volatility	39 - 40%	38 - 42%
Weighted-average volatility	39%	40%
Expected dividend rate	4.6 - 5.0%	3.8 - 7.4%
Weighted-average expected dividend rate	4.7%	6.8%
Risk-free interest rate	2.5 - 2.8%	1.5 - 2.7%
Weighted-average fair value	$11.49	$6.56
RSU
Expected term (in years)	4.2	4.2
Expected dividend rate	4.1 - 6.4%	3.5 - 7.4%
Weighted-average expected dividend rate	4.68%	7.11%
Weighted-average fair value	$44.37	$26.69
ESPP
Expected term (in years)	0.5	0.5
Volatility	34 - 42%	37 - 38%
Weighted-average volatility	38%	37%
Expected dividend rate	4.8 - 5.6%	4.6 - 7.6%
Weighted-average expected dividend rate	5.2%	6.5%
Risk-free interest rate	2.2 - 2.4%	1.1 - 1.6%
Weighted-average fair value	$12.18	$10.10
PSUs subject to market condition
Expected term (in years)	3.0	3.0
Volatility	46%	45%
Weighted-average volatility	46%	45%
Expected dividend rate	5.0%	8.1%
Weighted-average expected dividend rate	5.0%	8.1%
Risk-free interest rate	2.8%	1.4%
Weighted-average fair value	$46.38	$25.9
PSUs subject to an AEPS condition
Expected term (in years)	4.2	4.2
Expected dividend rate	4.6 - 5.0%	5.8 - 7.2%
Weighted-average expected dividend rate	4.7%	7.0%
Weighted-average fair value	$43.92	$27.10

Share-based Compensation Expense

The Company recorded $99 million and $112 million of share-based compensation during fiscal years 2019 and 2018, respectively. Management has made an estimate of expected forfeitures and is recognizing compensation costs only for those equity awards expected to vest. When estimating forfeitures, the Company considers voluntary termination behavior as well as the historical analysis of actual forfeited awards.

Stock Option Activity

The Company issues new ordinary shares upon exercise of stock options. The following is a summary of option activities:

Options	Number of Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term	Aggregate Intrinsic Value
	(In millions)		(In years)	(US Dollars in millions)
Outstanding at 29 June 2018	4.0	$39.00	5.0	$72
Granted	0.4	$48.99
Exercised	(0.4)	$33.55
Forfeitures	(0.5)	$35.71
Expirations	—	$—

Outstanding at 28 June 2019	3.5	$41.04	4.2	$29

Vested and expected to vest at 28 June 2019	3.4	$41.06	4.2	$29

Exercisable at 28 June 2019	2.1	$42.11	3.6	$16

The aggregate intrinsic value is calculated as the difference between the exercise price of the underlying awards and the quoted price of the Company’s ordinary shares for the options that were in-the-money at 28 June 2019. During fiscal years 2019 and 2018, the aggregate intrinsic value of options exercised under the Company’s stock option plans was $5 million and $34 million, respectively, determined as of the date of option exercise. The aggregate fair value of options vested during fiscal years 2019 and 2018 were approximately $9 million and $12 million, respectively.

At 28 June 2019, the total compensation cost related to options granted to employees but not yet recognized was approximately $10 million, net of estimated forfeitures of approximately $2 million. This cost is being amortized on a straight-line basis over a weighted- average remaining term of approximately 2.2 years and will be adjusted for subsequent changes in estimated forfeitures.

Nonvested Awards Activity

The following is a summary of nonvested award activities which do not contain a performance condition:

Nonvested Awards	Number of Shares	Weighted- Average Grant- Date Fair Value
	(In millions)
Nonvested at 29 June 2018	5.2	$30.74
Granted	2.5	$44.37
Forfeitures	(0.6)	$33.45
Vested	(1.7)	$32.72

Nonvested at 28 June 2019	5.4	$36.01

At 28 June 2019, the total compensation cost related to nonvested awards granted to employees but not yet recognized was approximately $129 million, net of estimated forfeitures of approximately $12 million. This cost is being amortized on a straight-line basis over a weighted-average remaining term of 2.3 years and will be adjusted for subsequent changes in estimated forfeitures. The aggregate fair value of nonvested awards vested during fiscal years 2019 and 2018, were approximately $57 million and $76 million, respectively.

Performance Awards

The following is a summary of nonvested award activities which contain a performance condition:

Performance Awards	Number of Shares	Weighted- Average Grant- Date Fair Value
	(In millions)
Performance units at 29 June 2018	1.2	$33.34
Granted	0.5	$45.74
Forfeitures	(0.4)	$27.11
Vested	(0.3)	$43.85

Performance units at 28 June 2019	1.0	$43.81

At 28 June 2019, the total compensation cost related to performance awards granted to employees but not yet recognized was approximately $18 million, net of estimated forfeitures of approximately $1 million. This cost is being amortized on a straight-line basis over a weighted-average remaining term of 1.6 years. The aggregate fair value of performance awards vested during fiscal years 2019 and 2018, were approximately $12 million and $11 million, respectively.

ESPP

During fiscal years 2019 and 2018, the aggregate intrinsic value of shares purchased under the Company’s ESPP was approximately $10 million and $31 million, respectively. At 28 June 2019, the total compensation cost related to options to purchase the Company’s ordinary shares under the ESPP but not yet recognized was approximately $1.6 million. This cost will be amortized on a straight-line basis over a weighted-average period of approximately one month. During fiscal year 2019, the Company issued 1.4 million ordinary shares with a weighted-average exercise price of $40.85 per share.

Tax-Deferred Savings Plan

The Company has a tax-deferred savings plan, the Seagate 401(k) Plan (the “401(k) plan”), for the benefit of qualified employees. The 401(k) plan is designed to provide employees with an accumulation of funds at retirement. Qualified employees may elect to make contributions to the 401(k) plan on a bi-weekly basis. Pursuant to the 401(k) plan, the Company matches 50% of employee contributions, up to 6% of compensation, subject to maximum annual contributions of $6,000 per participating employee. During fiscal years 2019 and 2018, the Company made matching contributions of $16 million and $16 million, respectively.

Deferred Compensation Plans

The Company has adopted the SDCPs for the benefit of eligible employees. These plans are designed to permit certain discretionary employer contributions, in excess of the tax limits applicable to the 401(k) plan and to permit employee deferrals in excess of certain tax limits. During fiscal year 2014, the Company entered into a TRS in order to manage the equity market risks associated with the SDCPs liabilities. See “Note 8. Derivative Financial Instruments” contained in this report for additional information about the TRS.

Directors’ Emolument

During fiscal year 2019, the Company paid $8.7 million to its directors in respect of duties relating to Seagate Technology plc, including $4.4 million paid in AEPS and ROIC awards to Dr. Mosley and $1.7 million paid in restricted stock units to other directors. There were no gains on exercise of vested options in fiscal year 2019.

During fiscal year 2018, the Company paid $18.5 million to its directors in respect of duties relating to Seagate Technology plc, including $5.7 million paid in restricted stock units to Mr. Luczo, $7.2 million paid in AEPS and ROIC awards to Dr. Mosley and $2.6 million paid in restricted stock units to other directors. Gains on exercise of vested options were approximately $8.5 million in fiscal year 2018.

12. Earnings Per Share

Basic earnings per share is computed by dividing income available to shareholders by the weighted-average number of shares outstanding during the period. Diluted earnings per share is computed by dividing income available to shareholders by the weighted- average number of shares outstanding during the period and the number of additional shares that would have been outstanding if the potentially dilutive securities had been issued. Potentially dilutive securities include outstanding options, unvested restricted stock units and performance-based share units and shares to be purchased under the ESPP. The dilutive effect of potentially dilutive securities is reflected in diluted earnings per share by application of the treasury stock method. Under the treasury stock method, an increase in fair market value of the Company’s share price can result in a greater dilutive effect from potentially dilutive securities. The following table sets forth the computation of basic and diluted net income per share attributable to the shareholders of the Company:

	Fiscal Years Ended
(US dollars in millions, except per share data)	28 June 2019	29 June 2018
Numerator:
Net income	$2,012	$1,182

Number of shares used in per share calculations:
Total shares for purposes of calculating basic net income per share	282	288
Weighted-average effect of dilutive securities:
Employee equity award plans	3	4

Total shares for purposes of calculating diluted net income per share	285	292

Net income per share
Basic	$7.13	$4.10
Diluted	$7.06	$4.05

The following potential shares were excluded from the computation of diluted net income per share as their effect would have been anti-dilutive:

	Fiscal Years Ended
(In millions)	28 June 2019	29 June 2018
Employee equity award plans	—	1

13. Business Segment and Geographic Information

The Company’s manufacturing operations are based on technology platforms that are used to produce various data storage and systems solutions that serve multiple applications and markets. The Company has determined that its Chief Operating Decision Maker (“CODM”), the Chief Executive Officer, evaluates performance of the Company and makes decisions regarding investments in the Company’s technology platforms and manufacturing infrastructure based on the Company’s consolidated results. As a result, the Company has concluded that its manufacture and distribution of storage solutions constitutes one reporting segment.

In fiscal years 2019 and 2018, no customer accounted for more than 10% of consolidated revenue.

The following table summarizes the Company’s operations by geographic area:

	Fiscal Years Ended
(US Dollars in millions)	28 June 2019	29 June 2018
Revenue from external customers (a):
Singapore	$5,085	$5,445
United States	3,310	3,719
The Netherlands	1,630	1,598
Other	365	422

Consolidated	$10,390	$11,184

Long-lived assets:
Thailand	$558	$426
Singapore	556	600
United States	523	565
China	62	45
Other	224	212

Consolidated	$1,923	$1,848

(a)	Revenue is attributed to countries based on the bill from location.

14. Legal, Environmental and Other Contingencies

The Company assesses the probability of an unfavorable outcome of all its material litigation, claims or assessments to determine whether a liability had been incurred and whether it is probable that one or more future events will occur confirming the fact of the loss. In the event that an unfavorable outcome is determined to be probable and the amount of the loss can be reasonably estimated, the Company establishes an accrual for the litigation, claim or assessment. In addition, in the event an unfavorable outcome is determined to be less than probable, but reasonably possible, the Company will disclose an estimate of the possible loss or range of such loss; however, when a reasonable estimate cannot be made, the Company will provide disclosure to that effect. Litigation is inherently uncertain and may result in adverse rulings or decisions. Additionally, the Company may enter into settlements or be subject to judgments that may, individually or in the aggregate, have a material adverse effect on its results of operations. Accordingly, actual results could differ materially.

Intellectual Property Litigation

Convolve, Inc. (“Convolve”) and Massachusetts Institute of Technology (“MIT”) v. Seagate Technology LLC, et al. On 13 July 2000, Convolve and MIT filed suit against Compaq Computer Corporation and Seagate Technology LLC in the US District Court for the Southern District of New York, alleging infringement of US Patent No. 4,916,635 (the “‘635 patent”) and US Patent No. 5,638,267 (the “‘267 patent”), misappropriation of trade secrets, breach of contract and other claims. On 16 January 2002, Convolve filed an amended complaint, alleging defendants were infringing US Patent No. 6,314,473 (the “‘473 patent”). The district court ruled in 2010 that the ‘267 patent was out of the case.

On 16 August 2011, the district court granted in part and denied in part the Company’s motion for summary judgment. On 1 July 2013, the US Court of Appeals for the Federal Circuit: 1) affirmed the district court’s summary judgment rulings that Seagate did not misappropriate any of the alleged trade secrets and that the asserted claims of the ‘635 patent are invalid; 2) reversed and vacated the district court’s summary judgment of non-infringement with respect to the ‘473 patent; and 3) remanded the case for further proceedings on the ‘473 patent. On 11 July 2014, the district court granted the Company’s further summary judgment motion regarding the ‘473 patent. On 10 February 2016, the US Court of Appeals for the Federal Circuit: 1) affirmed the district court’s summary judgment of no direct infringement by Seagate because Seagate’s ATA/SCSI disk drives do not meet the “user interface” limitation of the asserted claims of the ‘473 patent; 2) affirmed the district court’s summary judgment of non- infringement by Compaq’s products as to claims 1, 3, and 5 of the ‘473 patent because Compaq’s F10 BIOS interface does not meet the “commands” limitation of those claims; 3) vacated the district court’s summary judgment of non-infringement by Compaq’s accused products as to claims 7-15 of the ‘473 patent; 4) reversed the district court’s summary judgment of non-infringement based on intervening rights; and 5) remanded the case to the district court for further proceedings on the ‘473 patent. In view of the rulings made by the district court and the Court of Appeals and the uncertainty regarding the amount of damages, if any, that could be awarded Convolve in this matter, the Company does not believe that it is currently possible to determine a reasonable estimate of the possible range of loss related to this matter.

Lambeth Magnetic Structures LLC v. Seagate Technology (US) Holdings, Inc., et al. On 29 April 2016, Lambeth Magnetic Structures LLC filed a complaint against Seagate Technology (US) Holdings, Inc. and Seagate Technology LLC in the US District Court for the Western District of Pennsylvania, alleging infringement of US Patent No. 7,128,988, “Magnetic Material Structures, Devices and Methods.” The Company believes the claims asserted in the complaint are without merit and intends to vigorously defend this case. The court issued its claim construction ruling on 18 October 2017. No trial date has been set. On 25 June 2019, the court stayed and administratively closed the case for a period of 60 days, ending on 26 August 2019, for the purpose of facilitating settlement of the case at mediation. The court indicated that if the action has not settled as of 27 August 2019, the court will issue an order scheduling trial and setting pretrial deadlines. While the possible range of loss for this matter remains uncertain, the Company estimates the amount of loss to be immaterial to the financial statements.

Environmental Matters

The Company’s operations are subject to US and foreign laws and regulations relating to the protection of the environment, including those governing discharges of pollutants into the air and water, the management and disposal of hazardous substances and wastes and the cleanup of contaminated sites. Some of the Company’s operations require environmental permits and controls to prevent and reduce air and water pollution, and these permits are subject to modification, renewal and revocation by issuing authorities.

The Company has established environmental management systems and continually updates its environmental policies and standard operating procedures for its operations worldwide. The Company believes that its operations are in material compliance with applicable environmental laws, regulations and permits. The Company budgets for operating and capital costs on an ongoing basis to comply with environmental laws. If additional or more stringent requirements are imposed on the Company in the future, it could incur additional operating costs and capital expenditures.

Some environmental laws, such as the Comprehensive Environmental Response Compensation and Liability Act of 1980 (as amended, the “Superfund” law) and its state equivalents, can impose liability for the cost of cleanup of contaminated sites upon any of the current or former site owners or operators or upon parties who sent waste to these sites, regardless of whether the owner or operator owned the site at the time of the release of hazardous substances or the lawfulness of the original disposal activity. The Company has been identified as a responsible or potentially responsible party at several sites. At each of these sites, the Company has an assigned portion of the financial liability based on the type and amount of hazardous substances disposed of by each party at the site and the number of financially viable parties. The Company has fulfilled its responsibilities at some of these sites and remains involved in only a few at this time.

While the Company’s ultimate costs in connection with these sites is difficult to predict with complete accuracy, based on its current estimates of cleanup costs and its expected allocation of these costs, the Company does not expect costs in connection with these sites to be material.

The Company may be subject to various state, federal and international laws and regulations governing the environment, including those restricting the presence of certain substances in electronic products. For example, the European Union (“EU”) enacted the Restriction of the Use of Certain Hazardous Substances in Electrical and Electronic Equipment (2011/65/EU), which prohibits the use of certain substances, including lead, in certain products, including disk drives and server storage products, put on the market after 1 July 2006. Similar legislation has been or may be enacted in other jurisdictions, including in the United States, Canada, Mexico, Taiwan, China, Japan and others. The European Union REACH Directive (Registration, Evaluation, Authorization, and Restriction of Chemicals, EC 1907/2006) also restricts substances of very high concern (“SVHCs”) in products. If the Company or its suppliers fails to comply with the substance restrictions, recycle requirements or other environmental requirements as they are enacted worldwide, it could have a materially adverse effect on the Company’s business.

Other Matters

The Company is involved in a number of other judicial, regulatory or administrative proceedings and investigations incidental to its business, and the Company may be involved in such proceedings and investigations arising in the normal course of its business in the future. Although occasional adverse decisions or settlements may occur, the Company believes that the final disposition of such matters will not have a material adverse effect on its financial position or results of operations.

15. Commitments

Unconditional Long-Term Purchase Obligations. As of 28 June 2019, the Company had unconditional long-term purchase obligations of approximately $212 million, primarily related to purchase minimum quarterly amounts of inventory components at fixed contractual prices. The Company expects the commitment to total $22 million, $13 million, $2 million, $51 million,

$48 million and $76 million for fiscal years 2021, 2022, 2023, 2024, 2025 and thereafter, respectively.

Leases. The Company leases certain property, facilities and equipment under non-cancelable lease agreements. Land and facility leases expire at various dates through 2082 and contain various provisions for rental adjustments including, in certain cases, a provision based on increases in the Consumer Price Index. In addition, certain leases provide for renewal of the lease at the Company’s option at expiration of the lease. The lease term begins on the date of initial possession of the leased property for purposes of recognizing lease expense on a straight-line basis over the term of the lease. The Company does not assume renewals in its determination of the lease term unless the renewals are deemed to be reasonably assured at lease inception. All of the leases require the Company to pay property taxes, insurance and normal maintenance costs, which are expensed as incurred.

Future minimum lease payments for operating leases (including accrued lease payments relating to restructuring plans) with initial or remaining terms of one year or more were as follows at 28 June 2019 (lease payments are shown net of sublease income):

Fiscal Years Ending	Operating Leases (US Dollars in millions)
2020	$20
2021	17
2022	9
2023	8
2024	5
Thereafter	66

$125

Total rent expense for all land, facility and equipment operating leases, net of sublease income, was $18 million and $22 million for fiscal years 2019 and 2018, respectively.

Unconditional Capital Expenditures. As of 28 June 2019, the Company had $23 million unconditional long-term commitment primarily related to purchases of equipment. Additionally, the Company had $16 million unconditional commitment related to purchases of equipment for research and development projects primarily due in fiscal year 2020.

16. Guarantees

Indemnifications of Officers and Directors

On 4 May 2009, Seagate Technology, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“Seagate-Cayman”), then the parent company, entered into a new form of indemnification agreement (the “Revised Indemnification Agreement”) with its officers and directors of Seagate-Cayman and its subsidiaries (each, an “Indemnitee”). The Revised Indemnification Agreement provides indemnification in addition to any of Indemnitee’s indemnification rights under Seagate-Cayman’s Articles of Association, applicable law or otherwise, and indemnifies an Indemnitee for certain expenses (including attorneys’ fees), judgments, fines and settlement amounts actually and reasonably incurred by him or her in any action or proceeding, including any action by or in the right of Seagate-Cayman or any of its subsidiaries, arising out of his or her service as a director, officer, employee or agent of Seagate-Cayman or any of its subsidiaries or of any other entity to which he or she provides services at Seagate-Cayman’s request. However, an Indemnitee shall not be indemnified under the Revised Indemnification Agreement for (i) any fraud or dishonesty in the performance of Indemnitee’s duty to Seagate-Cayman or the applicable subsidiary of Seagate-Cayman or (ii) Indemnitee’s conscious, intentional or willful failure to act honestly, lawfully and in good faith with a view to the best interests of Seagate-Cayman or the applicable subsidiary of Seagate-Cayman. In addition, the Revised Indemnification Agreement provides that Seagate-Cayman will advance expenses incurred by an Indemnitee in connection with enforcement of the Revised Indemnification Agreement or with the investigation, settlement or appeal of any action or proceeding against him or her as to which he or she could be indemnified.

On 3 July 2010, pursuant to a corporate reorganization, the common shareholders of Seagate-Cayman became ordinary shareholders of Seagate Technology plc (the “Company”) and Seagate-Cayman became a wholly owned subsidiary of the Company, as described more fully in the Current Report on Form 8-K filed by the Company on 6 July 2010 (the “Redomestication”). On 27 July 2010, in connection with the Redomestication, the Company, as sole shareholder of Seagate-Cayman, approved a form of deed of indemnity (the “Deed of Indemnity”), which provides for the indemnification by Seagate-Cayman of any director, officer, employee or agent of the Company, Seagate-Cayman or any subsidiary of the Company (each, a “Deed Indemnitee”), in addition to any indemnification rights of a Deed Indemnitee under the Company’s Articles of Association, applicable law or otherwise, with a similar scope to the Revised Indemnification Agreement. Seagate-Cayman entered into Deeds of Indemnity with certain Deed Indemnitees effective as of 3 July 2010 and continues to enter into Deeds of Indemnity with additional Deed Indemnitees from time to time.

The nature of these indemnification obligations prevents the Company from making a reasonable estimate of the maximum potential amount it could be required to pay on behalf of its officers and directors. Historically, the Company has not made any significant indemnification payments under such agreements and no amount has been accrued in the Company’s consolidated financial statements with respect to these indemnification obligations.

Intellectual Property Indemnification Obligations

The Company has entered into agreements with customers and suppliers that include limited intellectual property indemnification obligations that are customary in the industry. These guarantees generally require the Company to compensate the other party for certain damages and costs incurred as a result of third party intellectual property claims arising from these transactions. The nature of the intellectual property indemnification obligations prevents the Company from making a reasonable estimate of the maximum potential amount it could be required to pay to its customers and suppliers. Historically, the Company has not made any significant indemnification payments under such agreements and no amount has been accrued in the Company’s consolidated financial statements with respect to these indemnification obligations.

Product Warranty

The Company estimates probable product warranty costs at the time revenue is recognized. The Company generally provides warranty on its products for a period of 1 to 5 years. The Company’s warranty provision considers estimated product failure rate and trends, estimated repair and replacement cost, and uses statistical modeling to estimate product return rates in order to determine its warranty obligation. As of 28 June 2019, the Company’s reserve for product warranty was $195 million as compared to $237 million as of 29 June 2018. This decrease of $42 million was primarily driven by a continued decline in cost to repair and a decrease in the Company’s warranty return rate as compared to prior year.

Changes in the Company’s product warranty liability during the fiscal years ended 28 June 2019 and 29 June 2018 were as follows:

	Fiscal Years Ended
(US Dollars in millions)	28 June 2019	29 June 2018
Balance, beginning of period	$237	$233
Warranties issued	112	147
Repairs and replacements	(99)	(106)
Changes in liability for pre-existing warranties, including expirations	(55)	(37)

Balance, end of period	$195	$237

17. Employees and Remuneration

The average number of persons employed by the Company during each year was as follows:

	Fiscal Years Ended
	28 June 2019	29 June 2018
	(in thousands)
Manufacturing	35	34
Product development	4	5
Sales, marketing, general & administrative	3	3

	42	42

Employee costs during each year consist of the following:

	Fiscal Years Ended
(US Dollars in millions)	28 June 2019	29 June 2018
Salaries and wages	$1,265	$1,373
Social insurance costs(1)	292	296
Share-based compensation	99	112

	$1,656	$1,781

(1)	Social insurance costs includes social security costs, employer paid payroll taxes and other employee benefits paid by the Company.

18. Auditor’s Remuneration

The fees paid to Ernst & Young Ireland in respect of the audit of the group accounts was $0.14 million for year ended 28 June 2019 and $0.13 million for the year ended 29 June 2018, respectively. In addition, Ernst & Young Ireland received fees of $0.04 million for other assurance services and nil for both tax and other non-audit services for both fiscal years ended 28 June 2019 and 29 June 2018, respectively.

For fiscal year ended 28 June 2019, total auditor’s remuneration was $6.4 million, of which $6.1 million, $0.2 million and $0.1 million were related to audit fees, audit-related fees and tax and all other fees, respectively. For fiscal year ended 29 June 2018, total auditor’s remuneration was $6.3 million, of which $6.0 million, $0.2 million and $0.1 million were related to audit fees, audit-related fees and tax fees and all other fees, respectively.

19. Post Balance Sheet Events

Dividend Declared

On 30 July 2019, the Company’s Board of Directors declared a quarterly cash dividend of $0.63 per share, which will be payable on 9 October 2019 to shareholders of record as of the close of business on 25 September 2019.

Sale of Certain Property

In July 2019, the Company sold certain property in Asia previously classified as held for sale land and building of $23 million at 28 June 2019. No additional impairment loss or gain was incurred in the first quarter of fiscal year 2020.

20. Subsidiary Undertakings

The subsidiary undertakings of Seagate Technology plc which have a substantial effect on the financial position of the Company are listed below. Unless noted herein, all subsidiary undertakings are ultimately wholly owned by Seagate Technology plc and their financial results are included in the Company’s consolidated financial statements.

Company	Jurisdiction	Registered Address	Nature of Business	Percent Owned
Seagate HDD Cayman	Cayman Islands	c/o Maples Corporate Services Limited P. O. Box 309, Ugland House, South Church Street, George Town Grand Cayman KY1-1104 Cayman Islands	Holding Company	100%
Seagate Technology (US) Holdings, Inc.	Delaware	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801, USA	Holding Company	100%

Company	Jurisdiction	Registered Address	Nature of Business	Percent Owned
Seagate Technology International	Cayman Islands	c/o Maples Corporate Services Limited P. O. Box 309, Ugland House, South Church Street, George Town Grand Cayman KY1-1104 Cayman Islands	Designs, manufactures, markets and sells computer disk drives.	100%
Seagate Technology (Ireland)	Cayman Islands	c/o Maples Corporate Services Limited P. O. Box 309, Ugland House, South Church Street, George Town Grand Cayman KY1-1104 Cayman Islands	Manufacture equipment for export	100%
Penang Seagate Industries (M) Sdn. Bhd.	Malaysia	Suite 16-1, (Penthouse Upper) Menara Penang Garden 42-A Jalan Sultan Ahmad Shah Penang 10050	Manufacture, market and deal in all kinds of electronics data products.	100%
Seagate Technology (Ireland) – Springtown Branch	United Kingdom	c/o Maples Corporate Services Limited P. O. Box 309, Ugland House, South Church Street, George Town Grand Cayman KY1-1104 Cayman Islands	Manufactures equipment for export	100%
Seagate Singapore International Headquarters Pte. Ltd	Singapore	90 Woodlands Avenue 7 737911 Singapore	Netherland branch office of Seagate Singapore International Headquarters Pte. Ltd	100%
Seagate Technology International (Wuxi) Co. Ltd	China	Export Processing Zone, B, No. 2, Xing Chuang Er Lu, Wuxi, Jiangsu, Peoples Republic of China	Design, manufacture, service, market data storage products	100%
Seagate Technology LLC	Delaware	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801, USA	Dual member limited liability company – HDD operating business	100%
Seagate Technology (Thailand) Limited	Thailand	1627 Moo 7, Teparuk Road, Tambol Teparuk, Amphur Muang, Samutprakarn 10270, Thailand	Manufacturer of disk drives and related peripherals	100%
Seagate Technology (Suzhou) Co. Ltd.	China	No. 1 Wu Xiang Road Zone A, Export Processing Zone 200 Suhong Zhong Road Suzhou Industrial Park 215021 People’s Republic of China	Factory	100%
Seagate International (Johor) Sdn. Bhd	Malaysia	B-11-8, Level 11 Megan Avenue II Jalan Yap Kwan Seng Kuala Lumpur 50450, Malaysia	Manufacturer of substrates	100%
Seagate Cloud Systems, Inc.	Delaware	The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware, 19801, USA	Manufacturing, selling, servicing computer peripherals	100%

Company	Jurisdiction	Registered Address	Nature of Business	Percent Owned
Seagate Technology Netherlands B.V.	Netherlands	Tupolevlaan 105 1119 PA Schiphol-Rijk The Netherlands	Recovery Services; Holding Company	100%

Exemption From Statutory Audit

As detailed in “Note 1. Basis of Presentation and Summary of Significant Accounting Policies”, in producing consolidated financial statements the UK subsidiaries of the Company are eligible to take advantage of the audit exemption available to them under s479A of the UK Companies Act 2006 relating to subsidiary companies. The subsidiaries which have taken an exemption from an audit for the year ended 28 June 2019 by virtue of s479A of the UK Companies Act 2006 are:

•	Seagate Business Centre (UK) Ltd. (registration number 7859662)
•	Seagate Technology UK Ltd. (registration number 3453431)
•	Seagate Systems (UK) Limited (registration number 03134912)
•	LaCie Ltd. (registration number 02475546)
•	EVault UK Ltd. (registration number 6364013)
•	Dot Hill Systems Europe Ltd. (registration number 3123600)

SEAGATE TECHNOLOGY PLC

PARENT COMPANY STATEMENT OF COMPREHENSIVE INCOME

for the period ended 28 June 2019

(US Dollars in millions)	30 June 2018 to 28 June 2019	1 July 2017 to 29 June 2018
Profit for the period	$1,193	$794

Total comprehensive income for the period	$1,193	$794

SEAGATE TECHNOLOGY PLC

PARENT COMPANY STATEMENT OF FINANCIAL POSITION

at 28 June 2019

(US Dollars in millions)	Note	28 June 2019	29 June 2018
ASSETS
Fixed assets:
Financial assets – investment in subsidiary	3	$7,124	$7,028

Current assets:
Debtors		1	1
Cash		—	25

Total Assets		$7,125	$7,054

LIABILITIES AND EQUITY
Capital and reserves:
Share capital	5	$—	$—
Share premium	5	38	1,858
Other reserves	5	933	833
Profit and loss account		2,661	1,278

		3,632	3,969
Creditors – Amounts falling due within one year:
Amounts due to subsidiaries	4	3,319	2,904
Creditors	5	174	181

		3,493	3,085

Total Liabilities and Equity		$7,125	$7,054

The Company’s profit for the year amounted to $1,193 million.

Approved by the Board of Directors and signed on its behalf on 23 August 2019.

/s/ WILLIAM D. MOSLEY	/s/ JUDY BRUNER
William D. Mosley	Judy Bruner

SEAGATE TECHNOLOGY PLC

PARENT COMPANY STATEMENT OF CHANGES IN EQUITY

at 28 June 2019

(US Dollars in millions)	Share Capital	Share Premium	Other Reserves	Profit and Loss Account	Total

Balance at 30 June 2017	$—	$1,745	$728	$1,591	$4,064
Profit for the period				794	794

Total comprehensive income for the period	—	—	—	794	794

Transactions with owners recorded directly in equity:
Repurchase and cancellation of ordinary shares	—	—	—	(361)	(361)
Tax withholding related to vesting of restricted stock units	—	—	—	(23)	(23)
Issuance of shares in respect of share-based payment plans	—	113	—	—	113
Dividends to shareholders	—	—	—	(723)	(723)
Share-based compensation	—	—	105	—	105

Total transactions with owners	—	113	105	(1,107)	(889)

Balance at 29 June 2018	$—	$1,858	$833	$1,278	$3,969
Profit for the period				1,193	1,193

Total comprehensive income for the period	—	—	—	1,193	1,193

Transactions with owners recorded directly in equity:
Repurchase and cancellation of ordinary shares	—	—	—	(966)	(966)
Tax withholding related to vesting of restricted stock units	—	—	—	(31)	(31)
Issuance of shares in respect of share-based payment plans	—	69	—	—	69
Dividends to shareholders	—	—	—	(702)	(702)
Share-based compensation	—	—	100	—	100

Total transactions with owners	—	69	100	(1,699)	(1,530)

Reduction in share premium	—	(1,889)	—	1,889	—

Balance at 28 June 2019	$—	$38	$933	$2,661	$3,632

SEAGATE TECHNOLOGY PLC

NOTES TO THE PARENT COMPANY FINANCIAL STATEMENTS

1. Accounting Policies

Accounting Convention and Basis of Preparation of Financial Statements. The financial statements of Seagate Technology plc present the statement of comprehensive income, statement of financial position and statement of changes in equity on a stand- alone basis, including significant accounting policies. The financial statements have been prepared under the historical cost convention except for share-based payments which are stated at their fair value and in accordance with Irish law and Financial Reporting Standard 102 (“FRS 102”, The Financial Reporting Standard applicable in the UK and Republic of Ireland) issued by the Financial Reporting Council (Generally Accepted Accounting Practice in Ireland). The financial statements are presented in United States dollars, which is the Company’s functional and presentational currency and are rounded to the nearest million.

Reduced Disclosure Framework Exemptions Adopted. In accordance to FRS102, the Company has taken advantage of the following disclosure exemptions as equivalent disclosures are available in the publicly filed financial statements of the group, Seagate Technology plc, which consolidates the results of the Company: 1) The requirements of Section 4 Statement of Cash Flows - paragraph 4.12 (a) (iv); 2) requirements of Section 7 Statement of Cash Flows paragraph 3.17; 3) requirements of Section 33 Related Party Disclosures paragraph 33.7 and 4) Section 26 Share based payment paragraph 26.18 (b), 26.19 to 26.21 and 26.23.

In accordance with Sections 304 (1) and 304 (2) of the Companies Act 2014, the Company is availing of the exemption from presenting the individual profit and loss account. For fiscal years 2019 and 2018, the Company’s net profit was $1,193 million and $794 million, respectively.

Statement of Cash Flows. Seagate Technology plc is availing of the exemption afforded by FRS 102, Cash Flow Statements, not to provide a statement of cash flows.

Related Party Transactions. The Company has availed itself of the exemption provided in FRS 102, Related Party Disclosures, which exempts disclosure of transactions entered into between two or more members of a group, provided that any subsidiary undertaking which is a party to the transaction is wholly owned by a member of that group.

Investment in Subsidiary. The Company’s investment in Seagate Technology (“Seagate-Cayman”), a wholly owned subsidiary, was recorded at cost which equaled fair value on 3 July 2010, the date that the Company became the parent of Seagate-Cayman, based on the Company’s market capitalization at that time. This initial valuation is the Company’s cost basis for its investment in Seagate-Cayman. The investment is tested for impairment if circumstances or indicators suggest that impairment may exist.

Amounts due to subsidiaries. Intercompany notes payable are repayable on demand and hence are recorded at the transaction price.

Guarantees and Contingencies. The Company has guaranteed certain liabilities and credit arrangements of group entities. The Company reviews the status of these guarantees at each reporting date and considers whether it is required to make a provision for payment on those guarantees based on the probability of the commitment being called.

The Company concluded that as the likelihood of the guarantees being called upon is remote, no provisions for any guarantees have been booked to these financial statements.

Dividend Income. Dividend income is recognized when the right to receive payment is established, the amount of which can be reliably measured and it is probable that collectability is reasonably assured.

Share-based Payments. The Seagate Technology group operates several share-based payment plans. The share-based payment expense associated with the share plans is recognized as an expense by the entity which receives services in exchange for the share-based compensation. On an individual undertaking basis, the statement of comprehensive income is charged with the expense related to the services received by Seagate Technology plc. The remaining portion of the share-based payments represents a contribution to group entities and is added to the carrying amount of those investments.

Taxation. Corporation tax is provided on taxable profits at the current rates.

Deferred taxation is accounted for in respect of all timing differences at expected tax rates. Timing differences arise from the inclusion of items of income and expenditure in tax computations in periods different from those in which they are included in the financial statements. A deferred tax asset is recognized only to the extent that it is probable that they will be recovered against the reversal of deferred tax liabilities or other future taxable profits.

Foreign Currency. Transactions denominated in foreign currencies are recorded in the Company’s functional currency by applying the spot rate as at the date of the transaction. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are retranslated at the rate of exchange ruling at the statement of financial position date. All differences are taken to the Statement of Comprehensive Income.

Judgments and key sources of estimation uncertainty. Preparation of the financial statements requires management to make significant judgments and estimates. The following judgments and estimates have the most significant effect on the amounts included in the financial statement. Financial Assets: Investments in subsidiaries, are stated at cost less any accumulated impairment and are reviewed for impairment if there are indicators that the carrying value may not be recoverable. Impairment assessment is considered as part of the group’s overall impairment assessment.

2. History and Description of the Company

Seagate Technology plc is a public limited company incorporate in and domiciled in the Republic of Ireland. It became the parent company in the Seagate Technology group following a reorganization that took place in 2010.

The principal activity of Seagate Technology plc is an investment holding company. Seagate Technology plc is the parent company of subsidiaries that design, manufacture, market and sell data storage products.

The Company is publicly listed on the NASDAQ Global Select Market. The Company’s registration number is 480010 and its registered address is 38/39 Fitzwilliam Square, Dublin 2, Ireland D02 NX53.

3. Financial Assets – Investment in Subsidiary

(US Dollars in millions)	Amount
At 30 June 2017	$6,925
Capital contribution in respect of share-based payment plans	103

At 29 June 2018	$7,028
Capital contribution in respect of share-based payment plans	96

At 28 June 2019	$7,124

At 28 June 2019, the Company had the following subsidiary:

Company name	Registered office	Nature of business

Seagate Technology	Cayman Islands	Investment holding

The above subsidiary holding represents 100% of the common shares of the subsidiary, which is unlisted.

4. Amounts Due to Subsidiaries

The balance is primarily comprised of notes due to Seagate-Cayman with no stated interest rate and that are payable on demand. During fiscal year 2019, the Company borrowed $1.6 billion and repaid $1.2 billion by way of applying dividends declared by Seagate-Cayman. The remaining balance outstanding as of 28 June 2019 of $3.3 billion is unsecured, interest free and due on demand. During fiscal year 2018, the Company borrowed $1.0 billion and repaid $800 million by way of applying dividends declared by Seagate-Cayman. The remaining balance outstanding as of 29 June 2018 of $2.9 billion was unsecured, interest free and due on demand.

5. Equity

Share Capital

	28 June 2019	29 June 2018
(US Dollars in millions)
Authorized:
40,000 deferred shares of €1 par value per share	$—	$—
1,250,000,000 ordinary shares of $0.00001 par value per share	—	—
100,000,000 undesignated preferred shares of $0.00001 par value per share	—	—

	$—	$—

	28 June 2019	29 June 2018
(US Dollars in millions)
Allotted, Called Up, and Fully Paid:
39,994 deferred shares of €1 par value per share	$—	$—
269,097,971 (2018: 287,170,363) ordinary shares of $0.00001 par value per share	—	—

	$—	$—

	Number of Ordinary Shares	Share Capital
	(In millions)	(US Dollars in millions)
Balance at 30 June 2017	292	$—
Repurchase and cancellation of ordinary shares	(10)	—
Tax withholding related to vesting of restricted stock units	(1)	—
Issuance of ordinary shares in respect of share-based payment plans	6	—

Balance at 29 June 2018	287	$—
Repurchase and cancellation of ordinary shares	(21)	—
Tax withholding related to vesting of restricted stock units	(1)	—
Issuance of ordinary shares in respect of share-based payment plans	4	—

Balance at 28 June 2019	269	$—

Share Premium

This reserve records the amount above the nominal value received for shares sold, less transaction costs. On 25 April 2019, the Company’s shareholders approved the reduction of its share premium account to create distributable reserves at the extraordinary general meeting. On 26 April 2019, the Company filed a petition with the High Court of Ireland to approve the creation of distributable reserves through the reduction of the share premium account by approximately $1.9 billion. The High Court of Ireland approved the petition on 30 May 2019.

Other Reserves

Other reserves include an amount of $3,420 and $3,200 for fiscal years 2019 and 2018 respectively, representing a Capital Redemption Reserve Fund.

Share Repurchase

From time to time, the Company may repurchase any of its outstanding ordinary shares through private, open market, or broker assisted purchases, tender offers, or other means. During fiscal years 2019 and 2018, the Company repurchased approximately 22 million and 11 million of its ordinary shares including shares withheld for statutory tax withholdings related to vesting of employee equity awards, respectively. As of 28 June 2019, $2.2 billion remained available for repurchase under the existing repurchase authorization limits. All repurchases are effected as redemptions in accordance with the Company’s Articles of Association. There is no expiration date on the Company’s repurchase authorizations.

Dividends

During fiscal year 2019, the Company paid cash dividends of $2.52 per share of its ordinary shares, aggregating $713 million. On 30 July 2019, the Company’s Board of Directors declared a quarterly cash dividend of $0.63 per share, which will be payable on 9 October 2019 to shareholders of record as of the close of business on 25 September 2019. During fiscal year 2018, the Company declared cash dividends of $2.52 per share of its ordinary shares and paid cash dividend aggregating $726 million. Dividends approved but not paid at year end of $170 million and $181 million are presented in “Creditor” in the Company’s Statement of Financial Position for fiscal years 2019 and 2018, respectively.

6. Share-Based Payments

Total share-based payment expense in respect of share-based payment plans was $100 million and $105 million for fiscal years 2019 and 2018, of which $96 million and $103 million, respectively, was included as a capital contribution in Investment in subsidiary (Note 3). The share-based payment charge in the parent company balance sheet is calculated and recognized on a graded basis as opposed to a straight line basis in the Consolidated Profit and Loss Account. The Company has applied the requirements of Section 26 of FRS 102. Note 11 of the Consolidated Financial Statements contains relevant disclosures on the Company’s share-based payment plans.

7. Auditor’s Remuneration

The fees paid to Ernst & Young Ireland in respect of the audit of the Company individual accounts was $0.04 million for both fiscal years ended 28 June 2019 and 29 June 2018, respectively. In addition, Ernst & Young Ireland received fees of $0.14 million and $0.13 million for other assurance services in those periods, respectively. Ernst & Young Ireland did not receive any fees for tax or other non-audit services in 2019 or 2018. Note 18 to the Consolidated Financial Statements provides additional information regarding auditor’s remuneration.

8. Directors’ Emoluments

Director’s emoluments and interests are presented in the Director’s Remuneration Report on page A-40 and page A-86 of this Annual Report.

9. Post Balance Sheet Events

Dividend Declared

On 30 July 2019, the Company’s Board of Directors declared a quarterly cash dividend of $0.63 per share, which will be payable on 9 October 2019 to shareholders of record as of the close of business on 25 September 2019.

10. Approval of Financial Statements

The directors approved the financial statements and authorized them for issue on 23 August 2019.

AMENDED AND RESTATED

SEAGATE TECHNOLOGY PUBLIC LIMITED COMPANY

2012 EQUITY INCENTIVE PLAN

Adopted by Board on July 27, 2011, and last amended and restated on July ~~25, 2016~~29, 2019

~~Approved~~Initially approved by Shareholders on October 26, 2011, and last ~~amended~~amendment and ~~restated~~restatement approved by Shareholders on October ~~19, 2016~~29, 2019

Termination Date: ~~July 27, 2021~~October 29, 2029

B-1

B-2

(continued)

B-3

(continued)

B-4

(continued)

B-5

I. PURPOSES.

The Company, by means of this Plan, seeks to provide incentives for the group of persons eligible to receive Share Awards to align their long-term interests with those of the Company’s shareholders and to perform in a manner individually and collectively that enhances the success of the Company. The Plan is further intended to provide a means by which eligible recipients of Share Awards may be given an opportunity to benefit from increases in value of the Ordinary Shares through the granting of Share Awards including, but not limited to: (i) Incentive Stock Options, (ii) Nonstatutory Share Options, (iii) Restricted Share Bonuses, (iv) Share Appreciation Rights, (v) Phantom Share Units, (vi) Restricted Share Units, (vii) Performance Share Bonuses, (viii) Performance Share Units, (ix) Deferred Share Units, and (x) Other Share-Based Awards.

II. DEFINITIONS.

2.1 “Affiliate” means generally with respect to the Company, any entity directly, or indirectly through one or more intermediaries, controlling or controlled by (but not under common control with) the Company. Solely with respect to the granting of any Incentive Stock Options, Affiliate means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f), respectively, of the Code. Solely with respect to the granting of any Nonstatutory Share Options or Share Appreciation Rights, Affiliate means any parent corporation or subsidiary corporation of the Company, whether now or hereafter existing, as defined in Treasury Regulation §1.409A-1(b)(5)(iii)(E).

2.2 “Beneficial Owner” means the definition given in Rule 13d-3 promulgated under the Exchange Act.

2.3 “Board” means the Board of Directors of the Company.

2.4 “Change of Control” means the consummation or effectiveness of any of the following events:

(i) The sale, exchange, lease or other disposition of all or substantially all of the assets of the Company to a person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act;

(ii) A merger, reorganization, recapitalization, consolidation or other similar transaction involving the Company in which the voting securities of the Company owned by the shareholders of the Company immediately prior to such transaction do not represent more than fifty percent (50%) of the total voting power of the surviving controlling entity outstanding immediately after such transaction;

(iii) Any person or group of related persons, as such terms are defined or described in Sections 3(a)(9) and 13(d)(3) of the Exchange Act, is or becomes the Beneficial Owner, directly or indirectly, of more than 50% of the total voting power of the voting securities of the Company (including by way of merger, takeover (including an acquisition by means of a scheme of arrangement), consolidation or otherwise);

(iv) During any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board (together with any new Directors whose election by such Board or whose nomination for election by the shareholders of the Company was approved by a vote of a majority of the Directors of the Company then still in office, who were either Directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board then in office; or

(v) A dissolution or liquidation of the Company.

In addition, if a Change of Control constitutes a payment event with respect to any Share Award which provides for the deferral of compensation and is subject to Section 409A of the Code, in order to make payment upon such Change of Control, the transaction or event described above with respect to such Share Award must also constitute a “change in the ownership or effective control of the Company or a “change in the ownership of a substantial portion of the assets” of the Company,” as defined in Treasury Regulation §1.409A-3(i)(5), and if it does not, payment of such Share Award will be made on the Share Award’s original payment schedule or, if earlier, upon the death of the Participant.

Notwithstanding the foregoing, a restructuring of the Company for the purpose of changing the domicile of the Company (including, but not limited to, any change in the structure of the Company resulting from the process of moving its domicile

B-6	~~(~~October~~, 2016)~~2019

between jurisdictions), reincorporation of the Company or other similar transaction involving the Company (a “Restructuring Transaction”) will not constitute a Change of Control if, immediately after the Restructuring Transaction, the shareholders of the Company immediately prior to such Restructuring Transaction represent, directly or indirectly, more than fifty percent (50%) of the total voting power of the surviving entity.

2.5 “Code” means the U.S. Internal Revenue Code of 1986, as amended~~.~~ from time to time, including rules, regulations and guidance promulgated thereunder and successor provisions and rules and regulations thereto (except as otherwise specified herein).

2.6 “Committee” means a committee of one or more Directors (or other individuals who are not members of the Board to the extent allowed by applicable law) appointed by the Board in accordance with Section 3.3 of the Plan.

2.7 “Company” means Seagate Technology Public Limited Company, a public company incorporated under the laws of the Republic of Ireland with limited liability under registered number 480010, or any successor thereto.

2.8 “Consultant” means any person, including an advisor engaged by the Company or an Affiliate, to render consulting or advisory services and who is compensated for such services.

2.9 “Continuous Service” means that the Participant’s active service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided, that there is no interruption or termination of the Participant’s Continuous Service. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or a Director will not constitute an interruption of Continuous Service. Unless otherwise determined by the Board or the chief executive officer of the Company (or their delegate), in such party’s sole discretion, Continuous Service shall not be considered interrupted in the case of a leave of absence approved by the Company or an Affiliate, including sick leave, military leave or any other personal leave. For purposes of Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company or an Affiliate is not guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Share Option.

~~2.10 “ Covered Employee” means the chief executive officer and the three (3) other highest compensated officers of the Company (other than the chief executive officer and the chief financial officer) for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m), and as such definition may be amended from time to time.~~

~~2.11~~2.10 “Director” means a member of the Board.

~~2.12~~2.11 “Deferred Share Unit” means any Share Award for which a valid deferral election is made.

~~2.13~~2.12 “Disability” means the permanent and total disability of a person within the meaning of Section 22(e)(3) of the Code for all Incentive Stock Options, or to the extent a Share Award provides for the deferral of compensation and is subject to Section 409A of the Code, a “disability” as defined in Treasury Regulation §1.409A-3(i)(4). For all other Share Awards, “Disability” means physical or mental incapacitation such that for a period of six (6) consecutive months or for an aggregate of nine (9) months in any twenty-four (24) consecutive month period, a person is unable to substantially perform his or her duties. Any question as to the existence of that person’s physical or mental incapacitation shall be determined by the Board in its sole discretion.

~~2.14~~2.13 “Dividend Equivalent” means a right granted to a Participant pursuant to Sections 7.3(iii), 7.4(iv) and 7.6(iv) of the Plan to receive the equivalent value (in cash or in Shares) of dividends paid on the Ordinary Shares.

~~2.15~~2.14 “Eligible Individual” means any person who is an Employee, Director or Consultant, as determined by the Board.

~~2.16~~2.15 “Employee” means any person on the payroll records of the Company or an Affiliate and actively providing services as an employee. Service as a Director or compensation by the Company or an Affiliate solely for services as a Director shall not be sufficient to constitute “employment” by the Company or an Affiliate.

B-7	~~(~~October ~~2016)~~2019

~~2.17~~2.16 “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

2.17 “Executive Officer” means an executive officer of the Company within the meaning of Rule 3b-7 of the Exchange Act or an Officer.

2.18 “Fair Market Value” means, as of any date, the value of an Ordinary Share determined as follows:

(i) Unless otherwise determined by the Board in accordance with Section 409A of the Code, if the Ordinary Shares are listed on any established stock exchange (including the New York Stock Exchange) or traded on the NASDAQ Global Select Market, the Fair Market Value of a Share shall be the closing per-share sales price of such Shares as reported on such date on the Composite Tape of the principal national securities exchange on which such Shares are listed or admitted to trading or, if no Composite Tape exists for such national securities exchange on such date, then on the principal national securities exchange on which such Shares are listed or admitted to trading and in either case, if no sale occurred on such date, the Fair Market Value shall be the applicable closing per-share sale price for the Shares on the first trading date immediately prior to such date during which a sale occurred, or; or if the Shares are not listed or admitted to trading on a national securities exchange, then the Fair Market Value of a Share shall be determined in good faith by the Board, and to the extent appropriate, based on the reasonable application of a reasonable valuation method.

(ii) For any reference to Fair Market Value in the Plan used to establish the price at which the Company shall issue Ordinary Shares to a Participant under the terms and conditions of a Share Award (such as a Share Award of Options or Share Appreciation Rights), the date as of which this definition shall be applied shall be the grant date of such Share Award.

2.19 “Full-Value Share Award” shall mean any of a Restricted Share Bonus, Restricted Share Unit~~s~~, Phantom Share Unit~~s~~, Performance Share Bonus, ~~or~~ Performance Share Unit, or Other Share-Based Award where the Participant receives the entire value of each underlying Ordinary Share without payment (or reduction of such payment by the Company) of an amount at least equal to the Fair Market Value of the Ordinary Shares, determined as of the date of grant~~s~~.

2.20 “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code ~~and the regulations promulgated thereunder~~.

2.21 “Nominal Value” means US$0.00001 per Share.

2.22 “Non-Employee Director” means a Director who either (i) is not a current Employee or Officer of the Company or its parent or a subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or a subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

2.23 “Nonstatutory Share Option” means an Option not intended to qualify as an Incentive Stock Option.

2.24 “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

2.25 “Option” means an Incentive Stock Option or a Nonstatutory Share Option granted pursuant to the Plan.

2.26 “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

2.27 “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

B-8	~~(~~October ~~2016)~~2019

2.28 “Ordinary Share” or “Share” means an ordinary share of the Company, nominal value US$0.00001.

2.29 “Other Share-Based Award” means a Share Award (other than an Option, a Restricted Share Bonus, a Share Appreciation Right, a Phantom Share Unit, a Restricted Share Unit, a Performance Share Bonus, a Performance Share Unit or a Deferred Share Unit) subject to the provisions of Section 7.7 of the Plan.

2.30 “Other Share-Based Award Agreement” means a written agreement between the Company and a holder of an Other Share-Based Award setting forth the terms and conditions of an Other Share-Based Award grant. Each Other Share-Based Award Agreement shall be subject to the terms and conditions of the Plan.

2.31 “Outside Director” means a Director who either (i) is not a current employee of the Company or an “affiliated corporation” (within the meaning of U.S. Treasury Regulations promulgated under Section 162(m)), is not a former employee of the Company or an “affiliated corporation” receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an Officer of the Company or an “affiliated corporation” at any time and is not currently receiving direct or indirect remuneration from the Company or an “affiliated corporation” for services in any capacity other than as a Director; or (ii) is otherwise considered an “outside director” for purposes of Section 162(m).

2.32 “Outstanding Qualified Performance-Based Awards” means any Share Awards granted prior to November 3, 2017 that are outstanding as of the 2019 Amendment Date and that are intended to constitute “qualified performance-based compensation” as described in Section 162(m)(4)(C) of the Code. For the avoidance of doubt, all provisions of the Plan governing Outstanding Qualified Performance-Based Awards that were in effect prior to the 2019 Amendment Date shall continue in effect with respect to Outstanding Qualified Performance-Based Awards, notwithstanding the elimination of such provisions from the Plan as of the 2019 Amendment Date.

~~2.32~~2.33 “Participant” means a person to whom a Share Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Share Award.

2.34 “Performance-Based Award” means a Share Award that is subject, in whole or in part, to Performance Goals and is granted to an Executive Officer pursuant to Article VIII.

~~2.33~~2.35 “Performance Goal” means, for a Performance Period, the one or more goals established by the Committee measured by the achievement of certain results, whether financial, transactional or otherwise. Financial results may be, but are not required to be, based on Qualifying Performance Criteria.

~~2.34~~2.36 “Performance Period” means one or more periods of time, which, subject to Section 5.4 of the Plan, may be of varying and overlapping duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Share Award ~~determined in accordance with Article VIII of the Plan.~~.

~~2.35~~2.37 “Performance Share Bonus” means a grant of Ordinary Shares subject to the provisions of Section 7.5 of the Plan.

~~2.36~~2.38 “Performance Share Bonus Agreement” means a written agreement between the Company and a Participant setting forth the terms and conditions of a Performance Share Bonus grant. Each Performance Share Bonus Agreement shall be subject to the terms and conditions of the Plan.

~~2.37~~2.39 “Performance Share Unit” means the right to receive the value of one (1) Ordinary Share subject to the provisions of Section 7.6 of the Plan.

~~2.38~~2.40 “Performance Share Unit Agreement” means a written agreement between the Company and a holder of a Performance Share Unit setting forth the terms and conditions of a Performance Share Unit grant. Each Performance Share Unit Agreement shall be subject to the terms and conditions of the Plan.

~~2.39~~2.41 “Phantom Share Unit” means the right to receive the value of one (1) Ordinary Share, subject to the provisions of Section 7.3 of the Plan.

~~2.40~~2.42 “Phantom Share Unit Agreement” means a written agreement between the Company and a holder of a Phantom Share Unit setting forth the terms and conditions of a Phantom Share Unit grant. Each Phantom Share Unit Agreement shall be subject to the terms and conditions of the Plan.

B-9	~~(~~October ~~2016)~~2019

~~2.41~~2.43 “Plan” means this Amended and Restated 2012 Equity Incentive Plan of Seagate Technology Public Limited Company, as amended from time to time.

~~2.42~~2.44 “Predecessor Plan” means the Seagate Technology Public Limited Company 2004 Share Compensation Plan.

~~2.43~~2.45 “Qualifying Performance Criteria” means any one or more of the following performance criteria, or derivations of such performance criteria, either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or subsidiary, and measured, including annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee: (a) pre- and after-tax income; (b) operating income; (c) net operating income or profit (before or after taxes); (d) net earnings; (e) net income (before or after taxes); (f) operating margin; (g) gross margin; (h) cash flow (before or after dividends); (i) earnings per share; (j) return on equity; (k) return on assets, net assets, investments or capital employed; (l) revenue; (m) market share; (n) cost reductions or savings; (o) funds from operations; (p) total shareholder return; (q) share price; (r) earnings before any one or more of the following items: interest, taxes, depreciation or amortization; (s) market capitalization; (t) economic value added; (u) operating ratio; (v) product development or release schedules; (w) new product innovation; (x) implementation of the Company’s critical processes or projects; (y) customer service or customer satisfaction; (z) product quality measures; (aa) days sales outstanding or working capital management; (bb) inventory or inventory turns; (cc) pre-tax profit and/or (dd) cost reductions. ~~Unless applicable U.S. tax and/or securities laws are amended to permit the Committee’s discretion to change Qualifying Performance Criteria without shareholder approval, the Committee shall have no discretion to change Qualifying Performance Criteria without obtaining shareholder approval.~~

~~2.44~~2.46 “Restricted Share Bonus” means a grant of Ordinary Shares subject to the provisions of Section 7.1 of the Plan.

~~2.45~~2.47 “Restricted Share Bonus Agreement” means a written agreement between the Company and a Participant setting forth the terms and conditions of a Restricted Share Bonus grant. Each Restricted Share Bonus Agreement shall be subject to the terms and conditions of the Plan.

~~2.46~~2.48 “Restricted Share Unit” means the right to receive the value of one (1) Ordinary Share at the time the Restricted Share Unit vests, subject to the provisions of Section 7.4 of the Plan.

~~2.47~~2.49 “Restricted Share Unit Agreement” means a written agreement between the Company and a holder of a Restricted Share Unit setting forth the terms and conditions of a Restricted Share Unit grant. Each Restricted Share Unit Agreement shall be subject to the terms and conditions of the Plan.

~~2.48~~2.50 “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

~~2.49~~2.51 “Section 162(m)” means Section 162(m) of the Code as in effect prior to its amendment by the Tax Cuts and Jobs Act, P.L. 115-97; all references in the Plan to sections or subsections of Section 162(m) shall be construed accordingly.

~~2.50~~2.52 “Securities Act” means the U.S. Securities Act of 1933, as amended.

~~2.51~~2.53 “Share Appreciation Right” or “SAR” means the right to receive an amount equal to the Fair Market Value of one (1) Ordinary Share on the day the Share Appreciation Right is redeemed, reduced by the deemed exercise price or base price of such right, subject to the provisions of Section 7.2 of the Plan.

~~2.52~~2.54 “Share Appreciation Right Agreement” means a written agreement between the Company and a holder of a Share Appreciation Right setting forth the terms and conditions of a Share Appreciation Right grant. Each Share Appreciation Right Agreement shall be subject to the terms and conditions of the Plan.

~~2.53~~2.55 “Share Award” means any Option, Restricted Share Bonus, Share Appreciation Right, Phantom Share Unit, Restricted Share Unit, Performance Share Bonus, Performance Share Unit, Deferred Share Unit, or Other Share-Based Award.

~~2.54~~2.56 “Share Award Agreement” means a written agreement between the Company and a holder of a Share Award setting forth the terms and conditions of a Share Award grant. Each Share Award Agreement shall be subject to the terms and conditions of the Plan.

B-10	~~(~~October ~~2016)~~2019

~~2.55~~2.57 “Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) shares possessing more than ten percent (10%) of the total combined voting power of all classes of shares of the Company or of any of its Affiliates.

2.58 “2019 Amendment Date” has the meaning set forth in Section 15.1.

2.59 “2019 Shareholder Approval Date” has the meaning set forth in Section 15.2.

III. ADMINISTRATION.

3.1 Administration by Board. The Board shall administer the Plan unless and until the Board delegates administration to a Committee, as provided in Section 3.3.

3.2 Powers of Board. The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) to determine (a) which Eligible Individuals shall be granted Share Awards; (b) when each Share Award shall be granted; (c) the type or types of Share Awards to be granted; and (d) the number of Share Awards to be granted and the number of Shares to which a Share Award shall relate;

(ii) to determine the terms and conditions of any Share Award granted pursuant to the Plan, including, but not limited to, (a) the purchase price (if any) of Shares to be issued pursuant to any Share Award, (b) any restrictions or limitations on any Share Award or Shares acquired pursuant to a Share Award, (c) any vesting schedule or conditions applicable to a Share Award and accelerations or waivers thereof (including, but not limited to, upon a Change of Control), and (d) any provisions related to recovery of gain on, or forfeiture of, a Share Award or Shares issued pursuant to a Share Award, based on such considerations as the Board in its sole discretion determines;

(iii) to construe and interpret the Plan and Share Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Share Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective;

(iv) to amend the Plan or a Share Award as provided in Article XIII of the Plan;

(v) to suspend or terminate the Plan at any time; provided, that suspension or termination of the Plan shall not materially impair the rights and obligations under any Share Award granted while the Plan is in effect except with the written consent of the affected Participant;

(vi) to settle all controversies regarding the Plan and Share Awards granted under it;

(vii) to exercise such powers and to perform such acts as the Board deems necessary, desirable, convenient or expedient to promote the best interests of the Company that are not in conflict with the provisions of the Plan; and

(viii) to establish, adopt or revise any rules and regulations, including adopting sub-plans to the Plan or special terms for Share Award Agreements, for the purposes of complying with non-U.S. laws and/or taking advantage of tax favorable treatment for Share Awards granted to Participants outside the United States (as further set forth in Section 5.3 of the Plan) as it may deem necessary or advisable to administer the Plan.

3.3 Delegation to Committee.

(i) General. The Board may delegate administration of the Plan to a Committee of one or more individuals, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including, to the extent permitted by applicable law, the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or subcommittee, as applicable), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan.

B-11	~~(~~October ~~2016)~~2019

(ii) Committee Composition when Ordinary Shares are Publicly Traded. So long as the Ordinary Shares are publicly traded, in the discretion of the Board, a Committee may consist solely of two or more Outside Directors, in accordance with Section 162(m) (as necessary for Outstanding Qualified Performance-Based Awards), and/or solely of two or more Non-Employee Directors, in accordance with Rule 16b-3. Within the scope of such authority, the Board or the Committee may, to the extent permitted by applicable law, ~~(a) delegate to a committee of one or more individuals who are not Outside Directors the authority to grant Share Awards to Eligible Individuals who are either (1) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Share Award or (2) not persons with respect to whom the Company wishes to comply with Section 162(m) and/or (b)~~ delegate to a committee of one or more individuals who are not Non-Employee Directors the authority to grant Share Awards to Eligible Individuals who are either (1) not then subject to Section 16 of the Exchange Act or (2) receiving a Share Award as to which the Board or Committee elects not to comply with Rule 16b-3 by having two or more Non-Employee Directors grant such Share Award.

3.4 Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith shall not be subject to review by any person and shall be final, binding and conclusive on all persons.

3.5 Non-Employee Director Compensation Limit.

Notwithstanding any provision to the contrary in the Plan or in any policy of the Company regarding compensation payable to a Director who is not an Employee, the sum of the grant date fair value (determined in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, or any successor thereto) of all Share Awards payable in Shares and the maximum cash value of any other Share Award granted under the Plan to an individual who is not an Employee as compensation for services as a Director, together with cash compensation paid to such Director in the form of Board and Committee retainer, meeting or similar fees, during any fiscal year of the Company shall not exceed $750,000. For avoidance of doubt, compensation shall count towards this limit for the fiscal year in which it was granted or earned, and not later when distributed, in the event it is deferred. The foregoing limit may not be increased without the approval of the shareholders of the Company.

IV. SHARES SUBJECT TO THE PLAN.

4.1 Share Reserve. Subject to the provisions of Article XII of the Plan relating to adjustments upon changes in Ordinary Shares, commencing on the 2019 Shareholder Approval Date, the maximum aggregate number of Shares that may be issued pursuant to Share Awards under the Plan shall not exceed ~~59,500~~71,600,000 Shares, plus ~~any~~12,549,079 Shares remaining available for grant under the Predecessor Plan as of the Effective Date (as defined in Section 15.1) (the “Share Reserve”). Any Shares that are subject to Options or SARs granted under the Plan shall be counted against the Share Reserve as one (1) Share for every one (1) Share granted, and any Shares that are subject to Full-Value Share Awards granted under the Plan shall be counted against the Share Reserve as follows, depending on the date of grant of the applicable Full-Value Share Award: (i) two and one-quarter (2.25) Shares for every one (1) Share granted under a Full-Value Share Award on or after October 29, 2019, (ii) two and one-half (2.5) Shares for every one (1) Share granted~~; provided, that~~ under a Full-Value Share Award~~s granted under the Plan prior to October 22, 2014 shall be counted against the Share Reserve as~~between October 22, 2014 and October 28, 2019 (inclusive), and (iii) two and one-tenth (2.1) Shares for every one (1) Share granted under a Full-Value Share Award prior to October 22, 2014. Notwithstanding the foregoing, and subject to the provisions of Article XII, the maximum aggregate number of Shares that may be issued pursuant to Incentive Stock Options under the Plan shall not exceed twenty million (20,000,000) Shares.

4.2 Adjustments to the Share Reserve. If (i) any Share Award ~~or share award granted under the Predecessor Plan~~ shall for any reason expire, be cancelled or otherwise terminated, in whole or in part, without having been exercised or redeemed in full, or be settled in cash, or (ii) if any Shares subject to Share Awards ~~or share awards granted under the Predecessor Plan~~ shall be reacquired by the Company prior to vesting, the Shares subject to such awards shall revert to the Share Reserve and again become available for issuance under the Plan. Any Shares that again become available for grant pursuant to this Section 4.2 shall be added back to the Share Reserve in the applicable ratio described in Section 4.1 of the Plan~~; provided, that, any Shares that were outstanding under the Predecessor Plan that become available for grant shall be added back to the Share Reserve in the ratio set forth in the Predecessor Plan.~~. Notwithstanding the foregoing, the following shall not revert to the Share Reserve:

B-12	~~(~~October ~~2016)~~2019

(a) Shares tendered by a Participant or withheld by the Company in payment of the exercise price to the Company or to satisfy any tax withholding obligation or other tax liability of the Participant, (b) Shares repurchased by the Company on the open market or otherwise, in either case using cash proceeds from the exercise of Options ~~or the exercise of options granted under the Predecessor Plan~~, and (c) Shares that are not issued or delivered as a result of the net settlement of an outstanding Option or SAR.

4.3 Source of Shares. The Shares subject to the Plan may be unissued Shares or reacquired Shares, bought on the market or otherwise.

V. ELIGIBILITY ~~AND~~, PARTICIPATION, VESTING AND DIVIDENDS.

5.1 Eligibility. Subject to the provisions of the Plan, each Eligible Individual shall be eligible to receive Share Awards pursuant to the Plan, except that only Employees shall be eligible to receive Incentive Stock Options.

5.2 Participation. Subject to the provisions of the Plan, the Board may, from time to time, select from among Eligible Individuals those to whom Share Awards shall be granted, and shall determine the nature and amount of each Share Award. No Eligible Individual shall have any right to be granted a Share Award pursuant to the Plan.

5.3 Non-U.S. Participants. Notwithstanding any provision of the Plan to the contrary, to comply with the laws in countries outside the United States in which the Company and its Affiliates operate or in which Eligible Individuals provide services to the Company or its Affiliates, the Board, in its sole discretion, shall have the power and authority to: (i) determine which Affiliates shall be covered by the Plan; (ii) determine which Eligible Individuals outside the United States shall be eligible to participate in the Plan; (iii) modify the terms and conditions of any Share Award granted to Eligible Individuals outside the United States; (iv) establish sub-plans and modify exercise procedures and other terms and procedures and rules, to the extent such actions may be necessary or advisable, including adoption of rules, procedures or sub-plans applicable to particular Affiliates or Participants residing in particular locations; provided, that no such sub-plans and/or modifications shall take precedence over Article IV of the Plan or otherwise require shareholder approval; and (v) take any action, before or after a Share Award is made, that it deems advisable to obtain approval or comply with any necessary local governmental regulatory exemptions or approvals. Without limiting the generality of the foregoing, the Board is specifically authorized to adopt rules, procedures and sub-plans with provisions that limit or modify rights on eligibility to receive a Share Award under the Plan or on death, disability, retirement or other termination of Continuous Service, available methods of exercise or settlement of a Share Award, payment of income, social insurance contributions and payroll taxes, the shifting of employer tax liability to the Participant, the withholding procedures and handling of any Share certificates or other indicia of ownership. Notwithstanding the foregoing, the Board may not take any actions hereunder, and no Share Awards shall be granted, that would violate the Securities Act, the Exchange Act, any securities law or governing statute or any other applicable law.

5.4 Minimum Vesting. Notwithstanding any provision of the Plan to the contrary, all Share Awards granted under the Plan after the 2019 Shareholder Approval Date shall have a minimum vesting period of one (1) year measured from the grant date of the applicable Share Award; provided, however, that up to five percent (5%) of the Shares available for future distribution under the Plan as of the 2019 Shareholder Approval Date may be granted without such minimum vesting requirement. Nothing in this Section 5.4 shall limit the Company’s ability to grant Share Awards that contain rights to accelerated vesting on a termination of Continuous Service or to otherwise accelerate vesting, including, without limitation, upon a Change of Control. In addition, the minimum vesting requirement set forth in this Section 5.4 shall not apply to: (i) Share Awards issued by the Company in assumption of or substitution for awards previously granted, or the right or obligation to grant future awards, by a company acquired by the Company or any of its Affiliates or with which the Company or any of its Affiliates combines; or (ii) Share Awards granted to a Director who is not an Employee which vest on the earlier of the one (1) year anniversary of the grant date and the next annual meeting of the Company’s shareholders (which is at least fifty (50) weeks after the immediately preceding year’s annual meeting). Further, this Section 5.4 shall not limit the provisions of Article XII of the Plan.

5.5 Dividends. Notwithstanding any provision of the Plan to the contrary, in no event shall any Share Award provide for the Participant’s receipt of dividends or Dividend Equivalents in any form prior to the vesting of such Share Award or applicable portion thereof or otherwise permit the payment of dividends or Dividend Equivalents on a Share Award to the extent that it has not vested.

B-13	~~(~~October ~~2016)~~2019

VI. OPTION PROVISIONS.

Each Option shall be evidenced by an Option Agreement which shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. All Options shall be designated Incentive Stock Options or Nonstatutory Share Options at the time of grant. The terms and conditions of Option Agreements may change from time to time and the terms and conditions of separate Option Agreements need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option Agreement or otherwise) the substance of each of the following provisions:

6.1 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of the Ordinary Shares with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Share Options.

6.2 Term. No Option shall be exercisable after the expiration of seven (7) years from the date it was granted. Notwithstanding the foregoing, no Incentive Stock Option granted to a Ten Percent Shareholder shall be exercisable after the expiration of five (5) years from the date it was granted.

6.3 Vesting. The Board shall determine the criteria under which Options may vest and become exercisable, subject to Section 5.4 of the Plan; the criteria may include Continuous Service and/or the achievement of Performance Goals and in any event such criteria shall be set forth in the Option Agreement.

6.4 Exercise Price of an Option. The exercise price of each Option shall be not less than one hundred percent (100%) of the Fair Market Value of the Ordinary Shares on the date the Option is granted; provided, that an Option may be granted with an exercise price lower than that set forth above if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code and Section 424(a) of the Code. Notwithstanding the foregoing, the exercise price of each Incentive Stock Option granted to a Ten Percent Shareholder shall be at least one hundred ten percent (110%) of the Fair Market Value of the Ordinary Shares on the date the Option is granted.

6.5 Consideration. The purchase price of Ordinary Shares acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash or by check at the time the Option is exercised or (ii) at the discretion of the Board at the time of the grant of the Option (or subsequently in the case of a Nonstatutory Share Option) and pursuant to procedures established by the Company from time to time: (a) by delivery to the Company of other Shares, (b) according to a deferred payment or other similar arrangement with the Optionholder, including use of a promissory note, (c) pursuant to a “same day sale” program, or (d) by some combination of the foregoing.

6.6 Termination of Continuous Service. In the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination or as otherwise set forth in the Option Agreement) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionholder’s Continuous Service (or such longer or shorter period specified in the Option Agreement), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate.

6.7 Extension of Option Termination Date. An Optionholder’s Option Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service (other than upon the Optionholder’s death or Disability) would be prohibited at any time because the issuance of Shares would violate either the registration requirements under the Securities Act (or other applicable securities law) or the Company’s insider trading policy, then the Option shall terminate on the earlier of (i) the expiration of the term of the Option set forth in the Option Agreement or (ii) the expiration of a period of three (3) months after the termination of the Optionholder’s Continuous Service during which the exercise of the Option would not be in violation of either such registration requirements (or other applicable securities law) or the Company’s insider trading policy.

6.8 Disability of Optionholder. In the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to

B-14	~~(~~October ~~2016)~~2019

exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement) or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If after termination, the Optionholder does not exercise his or her Option within the time specified herein, the Option shall terminate.

6.9 Death of Optionholder. In the event (i) an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death or (ii) the Optionholder dies within the period (if any) specified in the Option Agreement after the termination of the Optionholder’s Continuous Service for a reason other than death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death pursuant to Section 6.10 or 6.11 of the Plan, but only within the period ending on the earlier of (a) the date twelve (12) months following the date of death (or such longer or shorter period specified in the Option Agreement) or (b) the expiration of the term of such Option as set forth in the Option Agreement. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate.

6.10 Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, if provided in the Option Agreement, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.11 Transferability of a Nonstatutory Share Option. Unless otherwise provided by the Board, a Nonstatutory Share Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, if provided in the Option Agreement, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

VII. SHARE AWARDS PROVISIONS OTHER THAN OPTIONS.

7.1 Restricted Share Bonus Awards. Each Restricted Share Bonus shall be evidenced by a Restricted Share Bonus Agreement which shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Restricted Share Bonuses shall be paid by the Company in Ordinary Shares. Should Shares be issued pursuant to a Restricted Share Bonus award in circumstances where they are not otherwise fully paid up, the Board may require the Participant to pay the aggregate Nominal Value of the Shares on the basis that such Shares underlying the Restricted Share Bonus award shall then be allotted as fully paid to the Participant. The terms and conditions of Restricted Share Bonus Agreements may change from time to time, and the terms and conditions of separate Restricted Share Bonus Agreements need not be identical, but each Restricted Share Bonus Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Vesting. Restricted Share Bonus awards shall be subject to a vesting schedule and vesting shall generally be based on the Participant’s Continuous Service~~.~~ and shall be subject to Section 5.4 of the Plan. Upon failure to meet the vesting conditions, Shares awarded under the Restricted Share Bonus Agreement shall be subject to a share reacquisition right in favor of the Company in accordance with the vesting schedule; provided, that any such Shares shall be reacquired without the payment of any consideration to the Participant.

(ii) Termination of Participant’s Continuous Service. Except as may otherwise be provided in the Restricted Share Bonus Agreement, in the event a Participant’s Continuous Service terminates, the Company shall reacquire (without the payment of any consideration) any of the Shares held by the Participant that have not vested as of the date of termination under the terms of the Restricted Share Bonus Agreement.

(iii) Transferability. Rights to acquire Shares under the Restricted Share Bonus Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Share Bonus Agreement, as the Board shall determine in its discretion, so long as Ordinary Shares awarded under the Restricted Share Bonus Agreement remain subject to the terms of the Restricted Share Bonus Agreement.

B-15	~~(~~October ~~2016)~~2019

(iv) Dividends. Any dividends payable with respect to the Ordinary Shares underlying a Restricted Share Bonus award shall be subject to the same vesting conditions as such Shares; dividends, if any, that may become payable upon the vesting of such Shares shall be distributed to the Participant, at the discretion of the Board, in cash or in Ordinary Shares having a Fair Market Value equal to the amount of such dividends; provided, that, if such Shares are forfeited, the Participant shall have no right to such dividends (except as otherwise set forth in the applicable Restricted Share Bonus Agreement, subject to Section 5.5 of the Plan).

7.2 Share Appreciation Rights. Two types of Share Appreciation Rights (or SARs) shall be authorized for issuance under the Plan: (1) stand-alone SARs and (2) stapled SARs. Each SAR shall be evidenced by a Share Appreciation Right Agreement (or, if applicable, the underlying Option Agreement) which shall be in such form and shall contain such additional terms and conditions not inconsistent with the Plan as the Board shall deem appropriate. Should Shares be issued pursuant to a SAR in circumstances where they are not otherwise fully paid up, the Board may require the Participant to pay the aggregate Nominal Value of the Shares on the basis that such Shares underlying the SAR shall then be allotted as fully paid to the Participant. The additional terms and conditions of Share Appreciation Right Agreements (and/or underlying Option Agreements, as applicable) may change from time to time, and the additional terms and conditions of separate Share Appreciation Right Agreements (and/or underlying Option Agreements) need not be identical.

(i) Stand-Alone SARs. The following terms and conditions shall govern the grant and redeemability of stand-alone SARs:

(a) The stand-alone SAR shall cover a specified number of underlying Shares and shall be redeemable upon such terms and conditions as the Board may establish. Upon redemption of the stand-alone SAR, the holder shall be entitled to receive a distribution from the Company in an amount equal to the excess of (i) the aggregate Fair Market Value (on the redemption date) of the Shares underlying the redeemed right over (ii) the aggregate base price in effect for those Shares.

(b) The number of Shares underlying each stand-alone SAR and the base price in effect for those Shares shall be determined by the Board in its sole discretion at the time the stand-alone SAR is granted. In no event, however, may the base price per Share be less than one hundred percent (100%) of the Fair Market Value per underlying Share on the grant date.

(c) The distribution with respect to any redeemed stand-alone SAR may be made in Shares valued at Fair Market Value on the redemption date, in cash, or partly in Shares and partly in cash, as the Board shall in its sole discretion deem appropriate.

(ii) Stapled SARs. The following terms and conditions shall govern the grant and redemption of stapled SARs:

(a) Stapled SARs may only be granted concurrently with an Option to acquire the same number of Shares as the number of such Shares underlying the stapled SARs.

(b) Stapled SARs shall be redeemable upon such terms and conditions as the Board may establish and shall grant a holder the right to elect among (1) the exercise of the concurrently granted Option for Shares, whereupon the number of Shares subject to the stapled SARs shall be reduced by an equivalent number, (2) the redemption of such stapled SARs in exchange for a distribution from the Company in an amount equal to the excess of the Fair Market Value (on the redemption date) of the number of vested Shares which the holder redeems over the aggregate base price for such vested Shares, whereupon the number of Shares subject to the concurrently granted Option shall be reduced by any equivalent number, or (3) a combination of (1) and (2).

(c) The distribution to which the holder of stapled SARs shall become entitled under this Section 7.2 upon the redemption of stapled SARs as described in Section 7.2(ii)(B) above may be made in Shares valued at Fair Market Value on the redemption date, in cash, or partly in Shares and partly in cash, as the Board shall in its sole discretion deem appropriate.

7.3 Phantom Share Units. Each Phantom Share Unit shall be evidenced by a Phantom Share Unit Agreement which shall be in such form and shall contain such additional terms and conditions not inconsistent with the Plan as the Board shall deem appropriate. Should Shares be issued pursuant to a Phantom Share Unit award in circumstances where they are not otherwise fully paid up, the Board may require the Participant to pay the aggregate Nominal Value of the Shares on the basis that such Shares underlying the Phantom Share Unit award shall then be allotted as fully paid to the Participant. The additional terms and

B-16	~~(~~October ~~2016)~~2019

conditions of Phantom Share Unit Agreements may change from time to time, and the additional terms and conditions of separate Phantom Share Unit Agreements need not be identical. The following terms and conditions shall govern the grant and redeemability of Phantom Share Units:

(i) Phantom Share Unit awards shall be redeemable by the Participant to the Company upon such terms and conditions as the Board may establish. The value of a single Phantom Share Unit shall be equal to the Fair Market Value of a Share, unless the Board otherwise provides in the terms of the Phantom Share Unit Agreement.

(ii) The distribution with respect to any Phantom Share Unit award may be made in Shares valued at Fair Market Value on the redemption date, in cash, or partly in Shares and partly in cash, as the Board shall in its sole discretion deem appropriate.

(iii) Dividend Equivalents may be credited in respect of Shares covered by Phantom Share Units, as determined by the Board and set forth in the Phantom Share Unit Agreement. At the sole discretion of the Board, such Dividend Equivalents may be paid in cash or converted into additional Shares covered by the Phantom Share Units in such manner as determined by the Board. Any cash payment or additional Shares covered by the Phantom Share Units credited by reason of such Dividend Equivalents will be subject to all the terms and conditions, including vesting, of the Phantom Share Units to which they relate.

7.4 Restricted Share Units. Each Restricted Share Unit shall be evidenced by a Restricted Share Unit Agreement which shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. A Restricted Share Unit is the right to receive the value of one (1) Ordinary Share at the time the Restricted Share Unit vests. Should Shares be issued pursuant to a Restricted Share Unit award in circumstances where they are not otherwise fully paid up, the Board may require the Participant to pay the aggregate Nominal Value of the Shares on the basis that such Shares underlying the Restricted Share Unit award shall then be allotted as fully paid to the Participant.

To the extent permitted by the Board in the terms of his or her Restricted Share Unit agreement, a Participant may elect to defer receipt of the value of the Shares otherwise deliverable upon the vesting of Restricted Share Units, so long as such deferral election complies with applicable law, including Section 409A of the Code. Such deferred Restricted Share Units will be treated as Deferred Share Units hereunder. When the Participant vests in such Restricted Share Units, the Participant will be credited with a number of Deferred Share Units equal to the number of Shares for which delivery is deferred.

Restricted Share Units and Deferred Share Units may be paid by the Company by delivery of Shares, in cash, or a combination thereof, as the Board shall in its sole discretion deem appropriate, in accordance with the timing and manner of payment elected by the Participant on his or her election form, or if no deferral election is made, as soon as administratively practicable following the vesting of the Restricted Share Units.

The terms and conditions of Restricted Share Unit Agreements may change from time to time, and the terms and conditions of separate Restricted Share Unit Agreements need not be identical, but each Restricted Share Unit Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Vesting. Restricted Share Units shall be subject to a vesting schedule and vesting shall generally be based on the Participant’s Continuous Service~~.~~ and shall be subject to Section 5.4 of the Plan.

(ii) Termination of Participant’s Continuous Service. Except as may otherwise be provided in the Restricted Share Unit Agreement, in the event a Participant’s Continuous Service terminates, any of the Restricted Share Units held by the Participant that have not vested as of the date of termination under the terms of the Restricted Share Unit agreement shall be forfeited.

(iii) Transferability. Rights to acquire the value of Shares under the Restricted Share Unit Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Share Unit Agreement, as the Board shall determine in its discretion, so long as any Ordinary Shares awarded under the Restricted Share Unit Agreement remain subject to the terms of the Restricted Share Unit Agreement.

(iv) Dividend Equivalents. Dividend Equivalents may be credited in respect of Shares covered by Restricted Share Units, as determined by the Board and set forth in the Restricted Share Unit Agreement. At the sole discretion of the Board, such Dividend Equivalents may be paid in cash or converted into additional Shares covered by the Restricted Share Units in such

B-17	~~(~~October ~~2016)~~2019

manner as determined by the Board. Any cash payment or additional Shares covered by the Restricted Share Units credited by reason of such Dividend Equivalents will be subject to all the terms and conditions, including vesting, of the Restricted Share Units to which they relate.

7.5 Performance Share Bonus Awards. Each Performance Share Bonus shall be evidenced by a Performance Share Bonus Agreement which shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. Performance Share Bonuses shall be paid by the Company in Ordinary Shares. Should Shares be issued pursuant to a Performance Share Bonus award in circumstances where they are not otherwise fully paid up, the Board may require the Participant to pay the aggregate Nominal Value of the Shares on the basis that such Shares underlying the Performance Share Bonus award shall then be allotted as fully paid to the Participant. The terms and conditions of Performance Share Bonus Agreements may change from time to time, and the terms and conditions of separate Performance Share Bonus Agreements need not be identical, but each Performance Share Bonus Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Vesting. Performance Share Bonus awards shall be subject to a vesting schedule and vesting shall be based on the achievement of certain Performance Goals or on a combination of the achievement of certain Performance Goals and the Participant’s Continuous Service, as set forth in the Performance Share Bonus Agreement~~.~~ and subject to Section 5.4 of the Plan. Upon failure to meet Performance Goals or other vesting conditions, Shares awarded under the Performance Share Bonus Agreement shall be subject to a share reacquisition right in favor of the Company in accordance with the vesting schedule; provided, that any such Shares shall be reacquired without the payment of any consideration to the Participant.

(ii) Termination of Participant’s Continuous Service. Except as may otherwise be provided in the Performance Share Bonus Agreement, in the event a Participant’s Continuous Service terminates, the Company may reacquire (without the payment of any consideration) any of the Shares held by the Participant that have not vested as of the date of termination under the terms of the Performance Share Bonus Agreement.

(iii) Transferability. Rights to acquire Shares under the Performance Share Bonus Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Performance Share Bonus Agreement, as the Board shall determine in its discretion, so long as Ordinary Shares awarded under the Performance Share Bonus Agreement remain subject to the terms of the Performance Share Bonus Agreement.

(iv) Dividends. Any dividends payable with respect to the Ordinary Shares underlying a Performance Share Bonus award shall be subject to the same vesting conditions as such Shares; dividends, if any, that may become payable upon vesting of such Shares shall be distributed to the Participant, at the discretion of the Board, in cash or in Ordinary Shares having a Fair Market Value equal to the amount of such dividends; provided, that, if such Shares are forfeited, the Participant shall have no right to such dividends (except as otherwise set forth in the applicable Performance Share Bonus Agreement, subject to Section 5.5 of the Plan).

7.6 Performance Share Units. Each Performance Share Unit shall be evidenced by a Performance Share Unit Agreement which shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. A Performance Share Unit is the right to receive the value of one (1) Ordinary Share at the time the Performance Share Unit vests. Should Shares be issued pursuant to a Performance Share Unit award in circumstances where they are not otherwise fully paid up, the Board may require the Participant to pay the aggregate Nominal Value of the Shares on the basis that such Shares underlying the Performance Share Unit award shall then be allotted as fully paid to the Participant.

To the extent permitted by the Board in the terms of his or her Performance Unit Share Agreement, a Participant may elect to defer receipt of the value of Shares otherwise deliverable upon the vesting of an award of Performance Share Units, so long as such deferral election complies with applicable law, including Section 409A of the Code. Such deferred Performance Share Units will be treated as Deferred Share Units hereunder. When the Participant vests in such Performance Share Units, the Participant will be credited with a number of Deferred Share Units equal to the number of Shares for which delivery is deferred. Performance Share Units and Deferred Share Units may be paid by the Company by delivery of Shares, in cash, or a combination thereof, as the Board shall in its sole discretion deem appropriate, in accordance with the timing and manner of payment elected by the Participant on his or her election form, or if no deferral election is made, as soon as administratively practicable following the vesting of the Performance Share Units.

B-18	~~(~~October ~~2016)~~2019

The terms and conditions of Performance Share Unit Agreements may change from time to time, and the terms and conditions of separate Performance Share Unit Agreements need not be identical, but each Performance Share Unit Agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Vesting. Performance Share Units shall be subject to a vesting schedule and vesting shall be based on the achievement of certain Performance Goals or on a combination of the achievement of certain Performance Goals and the Participant’s Continuous Service, as set forth in the Performance Share Unit Agreement~~.~~ and subject to Section 5.4 of the Plan.

(ii) Termination of Participant’s Continuous Service. Except as may otherwise be provided in the Performance Share Unit Agreement, in the event a Participant’s Continuous Service terminates, any of the Performance Share Units held by the Participant that have not vested as of the date of termination under the terms of the Performance Share Unit Agreement will be forfeited.

(iii) Transferability. Rights to acquire the value of Shares under the Performance Share Unit Agreement shall be transferable by the Participant only upon such terms and conditions as are set forth in the Performance Share Unit Agreement, as the Board shall determine in its discretion, so long as Ordinary Shares awarded under the Performance Share Unit Agreement remain subject to the terms of the Performance Share Unit Agreement.

(iv) Dividend Equivalents. Dividend Equivalents may be credited in respect of Shares covered by Performance Share Units, as determined by the Board and set forth in the Performance Share Unit Agreement. At the sole discretion of the Board, such Dividend Equivalents may be paid in cash or converted into additional Shares covered by the Performance Share Units in such manner as determined by the Board. Any cash payment or additional Shares covered by the Performance Share Units credited by reason of such Dividend Equivalents will be subject to all the terms and conditions, including vesting, of the Performance Share Units to which they relate.

7.7 Other Share-Based Awards. The Board is authorized under the Plan to grant Other Share-Based Awards to Participants subject to the terms and conditions set forth in the applicable Share Award Agreement and such other terms and conditions as may be specified by the Board that are not inconsistent with the provisions of the Plan, and that by their terms involve or might involve the issuance of, consist of, or are denominated in, payable in, valued in whole or in part by reference to, or otherwise relate to, Shares. The Board may establish one or more separate programs under the Plan for the purpose of issuing particular forms of Other Share-Based Awards to one or more classes of Participants on such terms and conditions as determined by the Board from time to time.

VIII. ~~QUALIFYING~~ PERFORMANCE-BASED ~~COMPENSATION.~~AWARDS

8.1 General. ~~As used in this Article VIII, “Committee” shall mean a Committee constituted in accordance with Section 162(m) as described in Section 3.3(ii) hereof to the extent the Share Award is intended to be “performance-based compensation” under Section 162(m). The Committee may~~Notwithstanding any other provision of the Plan, if the Committee grants a Share Award that is subject to a Performance Goal to a Participant who is an Executive Officer, such Performance-Based Award will be subject to the terms of this Article VIII, unless otherwise expressly determined by the Committee with respect to any provision in this Article VIII other than Section 8.4. Under this Article VIII, the Committee will establish Performance Goals and the level of achievement versus such Performance Goals that shall determine the number of Shares to be granted, retained, vested, issued or issuable under or in settlement of or the amount payable pursuant to a Share Award (including a Restricted Share Bonus, Restricted Share Unit, Performance Share Bonus or Performance Share Unit), which criteria may be based on Qualifying Performance Criteria or other standards of financial performance and/or personal performance evaluations. ~~In addition, the Committee may specify that a Share Award or a portion of a Share Award is intended to satisfy the requirements for “performance-based compensation” under Section 162(m); provided, that the Performance Goals for such Award or portion of a Share Award that is intended by the Committee to satisfy the requirements under Section 162(m) shall be a measure based only on one or more Qualifying Performance Criteria selected by the Committee and specified at the time the Award is granted, or~~Such Performance Goals shall be established by the Committee no later than the earlier of (i) the date that is ninety (90) days after the commencement of the applicable Performance Period or (ii) the date on which twenty-five percent (25%) of the Performance Period has elapsed, and, in any event, at a time when the outcome of the ~~Qualifying~~ Performance

B-19	~~(~~October ~~2016)~~2019

~~Criteria~~Goals remains substantially uncertain. The Committee~~, as constituted in accordance with Section 162(m) and described in Section 3.3(ii) hereof,~~ shall certify the extent to which ~~any Qualifying~~the Performance ~~Criteria has~~Goals have been satisfied and the amount payable as a result thereof, prior to payment, settlement or vesting of any Share Award ~~that is intended to satisfy the requirements for “performance-based compensation” under Section 162(m).~~ .

8.2 Adjustments. ~~To the extent consistent with Section 162(m), the~~ The Committee may determine to adjust Qualifying Performance Criteria or such other standards of financial and/or personal performance criteria as determined in writing ~~at the time the Performance Goal(s) is established~~, including, without limitation, the following adjustments: ~~as follows:~~

(i) to exclude restructuring and/or other nonrecurring charges;

~~(i)~~(ii) to exclude share-based compensation costs;

~~(ii)~~(iii) to exclude exchange rate effects, as applicable, for non-U.S. dollar denominated net sales and operating earnings;

~~(iii)~~(iv) to exclude the effects of changes to generally accepted accounting principles required by the U.S. Financial Accounting Standards Board, as well as changes in accounting standards promulgated by other accounting standards setters to the extent applicable (for example, resulting from future potential voluntary or mandatory adoption of International Financial Reporting Standards);

~~(iv)~~(v) to exclude the effects of any statutory adjustments to corporate tax rates;

~~(v)~~(vi) to exclude the effects of any “unusual or nonrecurring items” as determined under generally accepted accounting principles;

~~(vi)~~(vii) to exclude any other unusual, non-recurring gain or loss or other extraordinary item;

~~(vii)~~(viii) to respond to any unusual or extraordinary transaction, event or development;

~~(viii)~~(ix) to respond to changes in applicable laws, regulations, and/or accounting principles;

~~(ix)~~(x) to exclude the dilutive or accretive effects of dispositions, acquisitions or joint ventures;

~~(x)~~(xi) to exclude the effect of any change in the outstanding shares by reason of any share dividend or split, share repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to shareholders other than regular cash dividends;

(xii) to reflect the effect of a corporate transaction, such as a merger, consolidation, separation (including a spinoff or other distribution of stock or property by a corporation), or reorganization (whether or not such reorganization comes within the definition of such terms of Section 368 of the Code); and ~~(l)~~

~~(xi)~~(xiii) to reflect the effect of any partial or completed corporate liquidation.

8.3 Discretionary Adjustments and Limits. ~~Subject to the limits imposed under Section 162(m) for~~For Share Awards that are ~~intended to qualify as “performance-based compensation,”~~granted under this Article VIII, notwithstanding the satisfaction of any Performance Goals, the number of Shares granted, issued, retainable and/or vested under a Performance Share Bonus award or Performance Share Unit may, to the extent specified in the Share Award Agreement, be reduced, but not increased, by the Committee on the basis of such further considerations as the Committee shall determine.

8.4 Annual ~~Section 162(m)~~ Limitation. The following limits shall apply to the grant of any Share Award ~~if, at~~under the ~~time of grant, the company is a “publicly held corporation” within the meaning of Section 162(m).~~Plan.

(i) Full-Value Share Awards. Subject to the provisions of Article XII of the Plan relating to adjustments upon changes in Ordinary Shares, no Employee shall be eligible to be granted Full-Value Share Awards covering more than ten million (10,000,000) Shares during any fiscal year of the Company.

(ii) Options and SARs. Subject to the provisions of Article XII of the Plan relating to adjustments upon changes in Ordinary Shares, no ~~employee~~Employee shall be eligible to be granted Options and/or SARs covering more than eight million (8,000,000) Shares during any fiscal year of the Company.

B-20	~~(~~October ~~2016)~~2019

IX. USE OF PROCEEDS FROM SHARES.

Proceeds from the sale of Ordinary Shares pursuant to Share Awards shall constitute general funds of the Company.

X. CANCELLATION AND RE-GRANT OF OPTIONS AND STOCK APPRECIATION RIGHTS.

10.1 Subject to the provisions of the Plan, the Board shall have the authority to effect, at any time and from time to time, (i) the repricing of any outstanding Options and SARs under the Plan and/or (ii) with the consent of the affected Participants, the cancellation of any outstanding Options and SARs under the Plan in exchange for a cash payment and/or the grant in substitution therefor of new Options and SARs under the Plan covering the same or different number of Shares, but having an exercise or redemption price per Share not less than one hundred percent (100%) of the Fair Market Value (or, in the case of an Incentive Stock Option granted to a Ten Percent Shareholder, not less than one hundred ten percent (110%) of the Fair Market Value) per Share on the new grant date. Notwithstanding the foregoing, without shareholder approval the Board may exercise its powers under Article XII of the Plan and may grant a Share Award with an exercise or redemption price lower than that set forth above if such Share Award is granted pursuant to an assumption or substitution for another award in a manner satisfying the provisions of Section 409A of the Code and/or Section 424(a) of the Code, as applicable.

10.2 Prior to the implementation of any such repricing or cancellation of one or more outstanding Options or SARs, the Board shall obtain the approval of the shareholders of the Company.

10.3 Shares subject to an Option or SAR canceled under this Article X shall continue to be counted against the Share Reserve described in Section 4.2 of the Plan. The repricing of an Option or SAR under this Article X, resulting in a reduction of the exercise or redemption price, as applicable, shall be deemed to be a cancellation of the original Option or SAR and the grant of a substitute Option or SAR; in the event of such repricing, both the original and the substituted Options or SARs shall be counted against the Share Reserve described in Section 4.2 of the Plan. The provisions of this Section 10.3 shall be applicable only to the extent required by Section 162(m).

XI. MISCELLANEOUS.

11.1 Shareholder Rights. No Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Shares subject to a Share Award except to the extent that the Company has issued the Shares relating to such Share Award.

11.2 No Employment or other Service Rights. Nothing in the Plan or any instrument executed or Share Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Share Award was granted or shall affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause to the extent permitted under local law, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate or (iii) the service of a Director pursuant to the Bylaws of the Company, and any applicable provisions of the corporate law of the state or other jurisdiction in which the Company is domiciled, as the case may be.

11.3 Investment Assurances. The Company may require a Participant, as a condition of exercising or redeeming a Share Award or acquiring Shares under any Share Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of acquiring the Shares; (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring the Shares subject to the Share Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Shares; and (iii) to give such other written assurances as the Company may determine are reasonable in order to comply with applicable law. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (1) the issuance of the Shares under the Share Award has been registered under a then currently effective registration statement under the Securities Act or (2) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws, and in either case

B-21	~~(~~October ~~2016)~~2019

otherwise complies with applicable law. The Company may, upon advice of counsel to the Company, place legends on Share certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable laws, including, but not limited to, legends restricting the transfer of the Shares.

11.4 Withholding Obligations. To the extent provided by the terms of a Share Award Agreement, the Participant may satisfy any federal, state, local, or foreign tax withholding obligation or employer tax liability assumed by the Participant in connection with a Share Award or the acquisition, vesting, distribution or transfer of Ordinary Shares under a Share Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company or an Affiliate) or by a combination of such means: (i) tendering a cash payment; (ii) subject to approval from the Board, authorizing the Company to withhold Shares from the Shares otherwise issuable to the Participant; or (iii) subject to approval from the Board, delivering to the Company owned and unencumbered Shares. The Participant may also satisfy such tax withholding obligation or employer tax liability assumed by the Participant by any other means set forth in the applicable Share Award Agreement.

11.5 Forfeiture and Recoupment Provisions. Pursuant to its general authority to determine terms and conditions of Share Awards under the Plan, the Board may specify in a Share Award Agreement that the Participant’s rights, payments and/or benefits with respect to the Share Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to any otherwise applicable vesting or performance conditions of such Share Award. Such events shall include, but shall not be limited to, termination of employment for cause, violation of any applicable Company policy or code of conduct (including without limitation, engaging in “Fraud” or “Misconduct” within the meaning of the Company’s Compensation Recovery for Fraud or Misconduct Policy), breach of any agreement between the Participant and the Company or any Affiliate, or any other conduct by the Participant that is detrimental to the business interests or reputation of the Company or any Affiliate. Furthermore, all Share Awards (including Share Awards that have vested in accordance with the Share Award Agreement) shall be subject to any recoupment requirement imposed under applicable laws, rules, regulations or stock exchange listing standards, including, without limitation, recoupment requirements imposed pursuant to Section 954 of the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, or any regulations promulgated thereunder, or recoupment requirements under the laws of any other jurisdiction, as well as to the terms and conditions of any recoupment policy adopted by the Company from time to time to implement such requirements or to facilitate corporate governance, or for such other purpose as may be set forth in a Share Award Agreement.

11.6 Compliance with Laws. The Plan, the granting and vesting of Share Awards under the Plan and the issuance and delivery of Shares and the payment of money under the Plan or under Share Awards granted or awarded hereunder are subject to compliance with all applicable Irish, U.S. (federal, state and local) and foreign laws, rules and regulations and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. The Company shall have no obligation to issue or deliver Shares prior to obtaining any approvals from listing, regulatory or governmental authority that the Company determines are necessary or advisable. The Company shall be under no obligation to register pursuant to the Securities Act, as amended, any of the Shares paid pursuant to the Plan. To the extent permitted by applicable law, the Plan and Share Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

11.7 Section 409A. Except as provided in Section 11.8 hereof, to the extent that the Board determines that any Share Award granted under the Plan is subject to Section 409A of the Code, the Share Award Agreement evidencing such Share Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Share Award Agreements shall be interpreted in accordance with Section 409A of the Code and interpretive guidance issued thereunder, including without limitation any regulations or other guidance that may be issued after the date the Plan became effective. Notwithstanding any provision of the Plan to the contrary, in the event that following the date a Share Award is granted the Board determines that the Share Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the date the Plan became effective), the Board may adopt such amendments to the Plan and the applicable Share Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, including amendments or actions that would result in a reduction to the benefits payable under a Share Award, in each case, without the consent of the Participant, that the Board determines are necessary or appropriate to (i) exempt the Share Award from

B-22	~~(~~October ~~2016)~~2019

Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Share Award, or (ii) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section or mitigate any additional tax, interest and/or penalties or other adverse tax consequences that may apply under Section 409A of the Code if compliance is not practical. Further, to the extent necessary to comply with Section 409A of the Code, no payment that constitutes deferred compensation under Section 409A of the Code that would otherwise be made under the Plan or a Share Award Agreement upon a Participant’s termination of employment will be made or provided unless and until such termination is also a “separation from service,” as determined in accordance with Section 409A of the Code. Notwithstanding anything elsewhere in the Plan or Share Award Agreement to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A of the Code at the time of such a separation from service with respect to a Share Award, then solely to the extent necessary to avoid the imposition of any additional tax under Section 409A of the Code, the commencement of any payments or benefits under the Share Award shall be delayed to the extent required by Code Section 409A(a)(2)(B)(i).

11.8 No Representations or Covenants with respect to Tax Qualification. Although the Company may endeavor to (i) qualify a Share Award for favorable or specific tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 11.7 hereof. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on holders of Share Awards under the Plan. Nothing in this Plan or in a Share Award Agreement shall provide a basis for any person to take any action against the Company or any Affiliate based on matters covered by Section 409A of the Code, including the tax treatment of any Share Awards, and neither the Company nor any Affiliate will have any liability under any circumstances to the Participant or any other party if a Share Award that is intended to be exempt from, or compliant with, Section 409A of the Code, is not so exempt or compliant or for any action taken by the Board with respect thereto.

XII. ADJUSTMENTS UPON CHANGES IN SHARES.

12.1 Capitalization Adjustments. If any change is made in the Ordinary Shares subject to the Plan, or subject to any Share Award, without the receipt of consideration by the Company (through merger, consolidation, reorganization, recapitalization, reincorporation, share dividend, spinoff, dividend in property other than cash, share split, liquidating dividend, extraordinary dividends or distributions, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan shall be appropriately adjusted in the class(es), kind and maximum number of securities subject to the Plan and the maximum number of securities that may be made subject to award to any person pursuant to Section 8.4 above, and the outstanding Share Awards shall be appropriately adjusted in the class(es), kind and number of securities and price per share of the securities subject to such outstanding Share Awards. The Board’s determination regarding such adjustments shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a transaction “without receipt of consideration” by the Company.)

An adjustment under this provision may have the effect of reducing the price at which Ordinary Shares may be acquired to less than their Nominal Value (the “Shortfall”), but only if and to the extent that the Board shall be authorized to capitalize from the reserves of the Company a sum equal to the Shortfall and to apply that sum in paying up that amount on the Ordinary Shares.

12.2 Adjustments Upon a Change of Control.

(i) In the event of a Change of Control as defined in Sections 2.4(i) through 2.4(iv) hereof, then any surviving entity or acquiring entity shall assume or continue any Share Awards outstanding under the Plan or shall substitute similar share awards (including an award to acquire substantially the same consideration paid to the shareholders in the transaction by which the Change of Control occurs) for those outstanding under the Plan. In the event any surviving entity or acquiring entity refuses to assume or continue such Share Awards or to substitute similar share awards for those outstanding under the Plan, then with respect to any or all outstanding Share Awards held by Participants, the Board in its sole discretion and without liability to any person may (a) provide for the payment of a cash amount in exchange for the cancellation of a Share Award which, in the case

B-23	~~(~~October ~~2016)~~2019

of Options and SARs, may be equal to the product of (x) the excess, if any, of the Fair Market Value per Share at such time over the exercise or redemption price, if any, times (y) the total number of Shares then subject to such Share Award (and otherwise, the Board may cancel such Share Awards for no consideration if the aggregate Fair Market Value of the Shares subject to the Share Awards is less than or equal to the aggregate exercise or redemption price of such Share Awards), (b) continue the Share Awards, or (c) notify Participants holding an Option, Share Appreciation Right or Phantom Share Unit that they must exercise or redeem any portion of such Share Award (including, at the discretion of the Board, any unvested portion of such Share Award) at or prior to the closing of the transaction by which the Change of Control occurs, and that the Share Awards shall terminate if not so exercised or redeemed at or prior to the closing of the transaction by which the Change of Control occurs. With respect to any other Share Awards outstanding under the Plan, such Share Awards shall terminate if not exercised or redeemed prior to the closing of the transaction by which the Change of Control occurs. The Board shall not be obligated to treat all Share Awards, even those that are of the same type, in the same manner.

(ii) In the event of a Change of Control as defined in Section 2.4(v) hereof, all outstanding Share Awards shall terminate immediately prior to such event.

XIII. AMENDMENT OF THE PLAN AND SHARE AWARDS.

13.1 Amendment of Plan. The Board at any time, and from time to time, may amend the Plan. However, except as provided in Article XII of the Plan relating to adjustments upon changes in the Ordinary Shares, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy the requirements of Section 422 of the Code, any New York Stock Exchange, NASDAQ Global Select Market or other securities exchange listing requirements, or other applicable law or regulation; provided, that unless otherwise required or advisable under applicable law (as determined by the Board), rights under any Share Award granted before an amendment to the Plan shall not be materially impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

13.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval~~, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) and the regulations thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers~~.

13.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees with the maximum benefits provided or to be provided under the provisions of the Code ~~and the regulations promulgated thereunder~~ relating to Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

13.4 Amendment of Share Awards. The Board at any time, and from time to time, may amend the terms of any one or more Share Awards; provided, that, unless otherwise required or advisable under applicable law (as determined by the Board), the rights under any Share Award shall not be materially impaired by any such amendment unless (i) the Company requests the consent of the Participant and (ii) the Participant consents in writing.

XIV. TERMINATION OR SUSPENSION OF THE PLAN.

14.1 Termination or Suspension. The Board may suspend or terminate the Plan at any time. No Share Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

14.2 No Material Impairment of Rights. Unless otherwise required or advisable under applicable law (as determined by the Board), suspension or termination of the Plan shall not materially impair rights and obligations under any Share Award granted while the Plan is in effect except with the written consent of the Participant.

XV. EFFECTIVE AND EXPIRATION DATE OF PLAN.

15.1 Effective Date. The Plan ~~shall become~~became effective on the date that it ~~is~~was first approved by the shareholders of the Company (the “Effective Date”). As of the Effective Date, no new awards may be granted under the Predecessor Plan.

B-24	~~(~~October ~~2016)~~2019

Awards granted under the Predecessor Plan shall continue to be governed by the terms of the Predecessor Plan in effect on the date of grant of such award.~~”),~~ The last amendment and restatement of the Plan, adopted by the Board on July 29, 2019 (the “2019 Amendment Date”), is subject to approval by the shareholders of the Company, which approval shall be obtained within twelve (12) months before or after ~~the date the Plan is adopted by the Board. No Share Awards may be granted under the Plan prior to the time that the shareholders have approved the Plan~~such adoption by the Board. The approval or disapproval of the Plan by the shareholders of the Company shall have no effect on any other equity compensation plan, program or arrangement sponsored by the Company or any of its Affiliates~~; provided, that upon shareholder approval of this Plan, no new awards may be granted under the Predecessor Plan.~~ . For avoidance of doubt, no amendment or restatement of the Plan shall affect the terms and conditions of any Outstanding Qualified Performance Based-Award or any other Share Award that the Company intends to qualify for grandfathering under P.L. 115-97, Section 13601(e)(2), to the extent that it would result in a material modification of such Share Award within the meaning of such Section 13601(e)(2). ~~Awards granted under the Predecessor Plan shall continue to be governed by the terms of the Predecessor Plan in effect on the date of grant of such award.~~

15.2 Expiration Date. The Plan shall expire, and no Share Awards shall be granted under the Plan after the tenth (10th) anniversary of the ~~Effective Date,~~date the Plan, as amended and restated on the 2019 Amendment Date, is approved by the shareholders of the Company (the “2019 Shareholder Approval Date”), except that no Incentive Stock Option shall be granted under the Plan after the earlier of the tenth (10th) anniversary of (i) the ~~date the Plan is approved by the Board~~2019 Amendment Date or (ii) the ~~Effective~~2019 Shareholder Approval Date. Any ~~Shares~~Share Awards that are outstanding on the tenth (10th) anniversary of the ~~Effective~~2019 Shareholder Approval Date shall remain in force according to the terms of the Plan and the applicable Share Award Agreement.

XVI. CHOICE OF LAW.

The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of laws rules. If any provision of the Plan or the application of any provision hereof to any person or circumstance is held to be invalid or unenforceable, the remainder of the Plan and the application of such provision to any other person or circumstance shall not be affected, and the provisions so held to be unenforceable shall be reformed to the extent (and only to the extent) necessary to make it enforceable and valid.

B-25	~~(~~October ~~2016)~~2019

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 7:59 PM Eastern Time on October 28, 2019. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. SEAGATE TECHNOLOGY PLC ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS 38/39 FITZWILLIAM SQUARE If you would like to reduce the costs incurred by our company in mailing proxy DUBLIN 2, D02 NX53, IRELAND materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials, including notices of shareholder meetings, electronically in future years. SUBMIT YOUR PROXY BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 7:59 PM Eastern Time on October 28, 2019. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, which must be received by October 28, 2019. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E84020-P28197 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY SEAGATE TECHNOLOGY PLC (the “Company”) Any shareholder entitled to attend and vote at the Annual General Meeting of Shareholders The Board of Directors (the “Board”) recommends you vote FOR each of may appoint one or more proxies, who need not be a shareholder(s) of the Company. A proxy the nominees listed in Proposal 1 and FOR Proposals 2, 3, 4, 5, 6 and 7. is required to vote in accordance with any instructions given to him/her. Completion of a form of proxy will not preclude a member from attending and voting at the meeting in person. 1. Election of Directors Nominees: For Against Abstain 1a. William D. Mosley 1b. Stephen J. Luczo For Against Abstain 1c. Mark W. Adams 2. Approve, in an advisory, non-binding vote, the compensation of the Company’s named executive officers (“Say-on-Pay”). 1d. Judy Bruner 3. Ratify, in a non-binding vote, the appointment of Ernst & Young LLP as the independent auditors of the Company, and authorize, in a binding vote, the Audit Committee of 1e. Michael R. Cannon the Company’s Board of Directors to set the auditors’ remuneration. 1f. William T. Coleman 4. Approve our Amended and Restated 2012 Equity Incentive Plan. 1g. Jay L. Geldmacher 5. Grant the Board the authority to allot and issue shares. 1h. Dylan Haggart 6. Grant the Board the authority to opt-out of statutory pre-emption rights. 1i. Stephanie Tilenius 7. Determine the price range at which the Company can re-allot shares that it acquires as treasury shares. 1j. Edward J. Zander You can instruct your proxy not to vote on a resolution by inserting an “x” in the box under “Abstain”. Please note that an abstention is not a vote in law and will not be counted in the calculation of the proportion Please indicate if you plan to attend this meeting. of the votes for and against a resolution. In their discretion, the proxies are authorized to vote on such other Yes No business as may properly come before the meeting and any adjournment or postponement of the meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com. E84021-P28197 SEAGATE TECHNOLOGY PLC Annual General Meeting of Shareholders October 29, 2019 9:30 AM Local Time This proxy is solicited by the Board of Directors The shareholder(s) hereby appoint(s) Michael R. Cannon and Katherine E. Schuelke, or each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the ordinary shares of Seagate Technology plc that the shareholder(s) is/are entitled to vote at the 2019 Annual General Meeting of Shareholders, and any adjournment or postponement thereof. The undersigned hereby further authorize(s) such proxies to vote in their discretion upon such other matters as may properly come before such Annual General Meeting of Shareholders and at any adjournment or postponement thereof. In the event of a vote on a show of hands on any proposal or other matter properly coming before the 2019 Annual General Meeting of Shareholders, Michael R. Cannon and Katherine E. Schuelke, or each of them, shall be entitled to vote the undersigned’s shares, as designated on the reverse side hereof. THIS PROXY, WHEN PROPERLY EXECUTED AND DELIVERED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF THIS PROXY IS DULY EXECUTED AND RETURNED, BUT NO VOTING DIRECTIONS ARE GIVEN HEREIN, THEN THIS PROXY WILL BE VOTED “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED IN PROPOSAL 1, AND “FOR” PROPOSALS 2, 3, 4, 5, 6 AND 7, AND IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE 2019 ANNUAL GENERAL MEETING OF SHAREHOLDERS. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE The signer hereby acknowledge(s) receipt of the Notice of the 2019 Annual General Meeting of Shareholders and accompanying Proxy Statement. Continued and to be signed on reverse side